UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2015

CGM Advisor Targeted Equity Fund

Natixis Oakmark Fund

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

Portfolio Review  page 1

Portfolio of Investments  page 22

Financial Statements  page  41

Notes to Financial Statements  page 70

CGM ADVISOR TARGETED EQUITY FUND

Manager	Symbols
G. Kenneth Heebner, CFA®	Class A NEFGX
Capital Growth Management Limited Partnership	Class B NEBGX
Class C NEGCX
Class Y NEGYX

Objective

The Fund seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall U.S. economy.

Market Conditions

In 2015, the U.S. stock market delivered its worst return since 2008, ending the year basically flat and in sharp contrast to 2014’s double-digit gains. Throughout the period, worries about an economic slowdown in China, a weaker global economy, and the timing of interest rate increases by the Federal Reserve Board plagued the market. Another factor contributing to the market’s very modest return was plunging oil prices. While the consumer may benefit from lower energy prices, the collapse in oil prices is generally unwelcome news for large energy and industrial companies, whose stocks can significantly impact the market.

Overall uncertainty led to a wild ride in the stock market which reached new highs earlier in the year, but fell sharply in August as concerns over China’s slowdown mounted. The stock market recouped most of its lost ground late in the period, but investors had little to cheer about as the year came to a close.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of CGM Advisor Targeted Equity Fund returned -3.30% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned 1.38%.

Explanation of Fund Performance

The Fund remained fully invested throughout 2015 in anticipation of strong U.S. economic growth, fueled by rising consumer spending. During the period, the U.S. consumer benefited from escalating housing prices as well as a significant reduction in personal debt, an ongoing trend since 2009.

Globally, the economic outlook was more uncertain. The Chinese economy in particular experienced a significant slowdown in 2015, which negatively impacted developing countries dependent on commodity exports. The major drop in oil prices worldwide further hobbled a number of developing economies. Ultimately, we believe that the impact of an optimistic outlook for domestic consumer spending is more crucial to U.S. economic growth than the limited impact of reduced exports to China and other developing nations.

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Declining oil and gas prices were a boon to the U.S. consumer, sharply reducing transportation and home heating costs during the year, which translated into greater disposable income. These factors, coupled with rising employment and consumer confidence, stimulated consumer spending, the most critical factor in the economic growth equation.

During the period, the portfolio was focused on industries that would benefit from a stronger economy and rising interest rates, which typically accompany an economic upturn. The Fund’s largest concentrations were in homebuilders, financial stocks, and other economically sensitive industries. This group of stocks, however, lagged the market somewhat due to investor fears about the global economy.

Individual detractors to fund performance included apparel and footwear giant PVH Corp. (formerly Phillips-Van Heusen) which owns Calvin Klein, Tommy Hilfiger, Van Heusen, and other well-known brands. The stock suffered as a strong U.S. dollar negatively impacted revenues outside of the United States. Another apparel and footwear retailer, VF Corp., which owns Timberland, The North Face, Nautica and Vans as well as other internationally recognized labels, also struggled in the face of a stronger dollar and declining overseas revenues. We sold both stocks on the expectations of continued strength in the U.S. dollar.

Leading financial services firm Morgan Stanley also proved disappointing. Shares of the stock have been impaired by a weakness in commodity prices and bond prices, as well as the perception that the firm’s opportunities to benefit from rising interest rates are limited by market sentiment. We continue to hold this issue.

Among the stocks that delivered positive returns during the year was The Walt Disney Company (Disney). The company enjoyed continued success as a producer of top-grossing films, including the year-end blockbuster Star Wars. Shares of Disney also climbed in anticipation of the spring 2016 opening of its newest vacation destination, Shanghai Disney Resort. We sold the issue because of concerns about the negative impact of possible disruptions in the cable TV industry, which is critical to Disney’s business.

The Fund also realized a gain in financial services giant Visa which benefitted from increased processed transaction volume on its credit cards, along with a growth in gift cards and prepaid debit cards. Concerns over stock valuation, however, caused us to sell the stock. Meanwhile, D.R. Horton, a top homebuilder, also contributed positively to fund performance. Despite a sluggish homebuilding market, the firm enjoyed healthy earnings as it introduced new economy and luxury product lines which have proven highly successful. We continue to hold the stock. Home Depot was also a strong performer for the Fund. The Company benefitted from rising home improvement expenditures.

Outlook

On December 23, 2015, the Board of Trustees approved the liquidation of the CGM Advisor Targeted Equity Fund. Sale of the Fund’s assets and corresponding liquidating distributions to shareholders were completed on February 17, 2016.

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CGM ADVISOR TARGETED EQUITY FUND

Growth of $10,000 investment in Class A Shares

December 31, 2005 through December 31, 2015

Average Annual Total Returns —  December 31, 2015

	1 Year	5 Years	10 Years
Class A (Inception 11/27/68)
NAV	-3.30%	5.71%	5.70%
With 5.75% Maximum Sales Charge	-8.83	4.46	5.07
Class B (Inception 2/28/97)
NAV	-4.10	4.90	4.91
With CDSC[1]	-8.74	4.62	4.91
Class C (Inception 9/1/98)
NAV	-4.02	4.91	4.91
With CDSC[1]	-4.95	4.91	4.91
Class Y (Inception 6/30/99)
NAV	-3.01	5.97	5.98
Comparative Performance
S&P 500® Index[2]	1.38	12.57	7.31

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

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NATIXIS OAKMARK FUND

Managers	Symbols
William C. Nygren, CFA®	Class A NEFOX
Kevin G. Grant, CFA®	Class B NEGBX
M. Colin Hudson, CFA®	Class C NECOX
Michael J. Mangan, CFA®	Class Y NEOYX
Harris Associates L.P.

Objective

The Fund seeks long-term capital appreciation.

Market Conditions

After almost a full year of speculation, the Federal Reserve (the “Fed”) finally lifted short-term interest rates in the fourth quarter. Investors appeared pleased by the news, concluding that the Fed’s decision points to a strengthening economy. Indeed, critical economic measures, such as employment and housing, have improved. New job creation in recent months met or exceeded economists’ forecasts, and the unemployment rate dropped throughout 2015 and reached the lowest level in more than seven years. Likewise, new housing permits rose more than industry projections, and single-family housing starts increased 10.5% in November to the highest level in nearly eight years.

Total consumer spending has similarly been on the rise, according to data compiled by the Bureau of Economic Analysis, and marked an all-time high in the third quarter of this year. However, consumer-friendly conditions, such as mild inflation and very low energy prices, have become concerning to the market. Investors worry that the long duration of these factors may lead to slowing economic growth and deflation. Falling energy prices in particular have severely impacted energy producers and related companies, resulting in reduced capital investment spending and depressed stock valuations across the sector. This scenario has also brought about some volatility in the broader market, as negative investor sentiment periodically pressured other equity prices in tandem with energy shares.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of the Natixis Oakmark Fund returned -4.41% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned 1.38%.

Explanation of Fund Performance

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, shares in the health care sector gained the most value, while holdings in the energy sector posted the lowest return for calendar 2015.

Chesapeake Energy and Glencore were the largest detractors to fund performance for the calendar year. Chesapeake Energy was no exception to the depressed energy stock prices that were seen across the sector this year, especially in oil. However, we still believe that this oil and natural gas company’s business is sound. The company plans to reduce its amount of capital leverage and improve liquidity by selling select assets, including $200-$300 million of non-core assets. In the meantime, Chesapeake’s third-quarter earnings release was not as bad as investors feared, as its earnings per share ($-0.05 vs. $-0.13) result was far ahead of

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NATIXIS OAKMARK FUND

market expectations. Importantly, capital spending fell 47% from the previous quarter and about 60% year-over-year, which was better than forecasts, and management indicated further significant spending reductions through 2016. We are pleased that Chesapeake’s management team is focused on cutting costs and optimizing operational efficiencies, and we think these measures will strengthen Chesapeake Energy’s performance going forward.

Glencore’s share price came under pressure mainly in the latter half of the year, as commodity and energy prices declined significantly. We consider Glencore’s leadership team to be highly effective with a strong commitment to protecting and elevating shareholder value. In December, Glencore hosted a conference call to provide a review of the business and the progress made strengthening the balance sheet. Some key updates included management’s guidance for $2.3 billion of free cash flow and earnings (excluding depreciation and amortization) of roughly $7.7 billion in 2016 at current “spot” prices, which is ahead of market expectations. Management believes that strong unit cost and capital expenditure reductions along with stability in the marketing business will make these targets achievable. In addition, the company plans to reduce debt by another $3 billion, bringing total projected cost cuts to $13 billion. Of that amount, nearly $9 billion in savings has already been achieved or otherwise earmarked.

The leading contributors to fund performance for the year were Amazon and Alphabet (formerly Google). As of the end of October, Amazon had returned over 100% since the beginning of the fiscal year. A third-quarter earnings report released in October showed earnings per share ($0.17 vs. -$0.13) and revenue ($25.36 billion vs. $24.88 billion) figures that beat consensus outlook, which helped to make this name a top contributor based on excess return. We subsequently sold out of our position in the first week of November as it reached our estimation of its intrinsic value.

Google delivered a positive second-quarter earnings report in July, highlighted by an earnings per share result ($6.99 vs. $6.70) that handily beat market expectations. Aggregate paid clicks were up 18% and paid clicks on Google websites were up 30%. Additionally, Google announced the creation of a new public holding company, Alphabet, as well as a new corporate structure in August. The company’s share price also reacted positively to third-quarter results that showed earnings and revenues both increased more than market expectations. Importantly, Alphabet also reported accelerating constant currency revenue growth of 21%. In our view, this growth was high quality with gains across all important segments. The fastest growth was in Google Sites (Search, YouTube, Gmail, etc.), which is the most profitable revenue. It was also important that mobile search revenue experienced substantial growth, as this eases concerns that the shift to mobile computing will harm Alphabet’s profitability. We continue to believe that the company enjoys a very strong tailwind as advertising continues to move online.

Outlook

While economic growth in the U.S. persists at a moderate pace overall, going forward, the market faces new concerns, including possible actions the Fed may take regarding future interest rate increases and growing turmoil abroad which may continue to sway market behavior. Slowing growth in China remains at the forefront, as its government works to boost domestic consumption, and currency disparities still adversely affect businesses around the world. Lastly, in addition to causing real world destruction, the unpredictable timing and intensity of terrorists’ activities may also threaten market stability. Even in light of these considerations, we focus on making rational investment decisions for the benefit of our clients. As patient value investors, we choose to stay the course and remain committed to our investment philosophy and methodology.

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Growth of $10,000 Investment in Class A Shares3

December 31, 2005 through December 31, 2015

Average Annual Total Returns — December 31, 20153

	1 Year	5 Years	10 Years
Class A (Inception 5/6/31)
NAV	-4.41%	10.88%	6.28%
With 5.75% Maximum Sales Charge	-9.92	9.58	5.65
Class B (Inception 9/13/93)
NAV	-5.11	10.04	5.48
With CDSC[1]	-9.68	9.77	5.48
Class C (Inception 5/1/95)
NAV	-5.07	10.07	5.49
With CDSC[1]	-5.99	10.07	5.49
Class Y (Inception 11/18/98)
NAV	-4.18	11.15	6.60
Comparative Performance
S&P 500® Index[2]	1.38	12.57	7.31

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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NATIXIS OAKMARK INTERNATIONAL FUND

Managers	Symbols
David G. Herro, CFA®	Class A NOIAX
Robert A. Taylor, CFA®	Class C NOICX
Harris Associates L.P.

Objective

The Fund seeks long-term capital appreciation.

Market Conditions

The year 2015 included terrorist attacks in France and the U.S., two elections in Greece, continued slowdown in the BRIC economies with slower growth in China causing the most concern, ongoing political crisis in Brazil, the rise of ISIS, concerns about too-low inflation and stalled growth in Japan, and depressed energy and commodity prices. Considering that share prices often reflect the mood of investors in the short term, the persistent bad news was perhaps another reason for the lack of buoyancy in global equity markets.

We still believe, however, there are reasons for optimism, including the eurozone which is slowly coming out of its funk led by some limited reforms (especially in the periphery countries), a stabilized situation in Greece, a weaker euro, and an easier monetary policy. Even in Latin America, reformers have won elections in Argentina and Venezuela. In Japan, the Abe administration is raising the minimum wage by 3% annually and easing regulations to encourage corporate investment. Furthermore, the unemployment rate in the U.S. dropped throughout 2015 and reached the lowest level in more than seven years, total consumer spending marked an all-time high in the third quarter, and the Federal Reserve finally lifted short-term interest rates in the fourth quarter. All things considered, the International Monetary Fund still expects the world to grow at a 3% rate. While this leaves room for improvement, it is still a level that allows for acceptable corporate profitability.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of Natixis Oakmark International Fund returned -5.35% at net asset value. The Fund trailed its benchmark, the MSCI World ex USA Index (Net), which returned -3.04%.

Explanation of Fund Performance

Geographically, we ended the quarter with 65% of our holdings in Europe, 21% in Japan and 3% in Australia. The remaining positions are in the United States, South Korea, China, Hong Kong, Indonesia, Mexico and Israel. As value investors with an emphasis on individual stock selection, our country and sector weights are a byproduct of our bottom-up process.

On an absolute-return basis, shares in the health care sector produced the best collective return. Holdings in the materials sector declined the most during the year.

The largest detractors from return were Glencore and Prada. Glencore’s share price came under pressure mainly in the latter half of the year, as commodity and energy prices declined significantly. We consider Glencore’s leadership team to be highly effective and focused on elevating shareholder value. In December, Glencore hosted a conference call to provide a review of the business and the progress made strengthening the balance sheet. Some key updates included management’s guidance for $2.3 billion of free cash flow and earnings (excluding depreciation and amortization) of roughly $7.7 billion in 2016 at current “spot” prices, which is ahead of market expectations. Management believes that strong unit cost and capital expenditure reductions along with stability in the marketing business will make these

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targets achievable. In addition, the company plans to reduce debt by another $3 billion, bringing total projected cost cuts to $13 billion. Of that amount, nearly $9 billion in savings has already been achieved or otherwise earmarked. Keeping in mind that members of the company’s management team are large stakeholders (having purchased 22% of the recent $2.5 billion equity offering), we think management’s actions remain aligned with all of Glencore’s shareholders as they navigate through these trying times.

Prada, the Italian fashion and luxury goods brand, was also a top detractor for the quarter. The company reported fiscal third-quarter results that disappointed investors, as revenue and earnings figures fell short of analysts’ expectations. Sales in China, particularly of leather goods, continued to decline, and the company has struggled to find the right product offering to generate top-line growth. Management believes that Chinese customers are transitioning from just wanting global products found in the West to wanting bespoke products and plans to tailor clothing by geographic region, which should appeal to Chinese consumers. Prada’s lean and efficient distribution network will enable the company to move new product offerings from the design stage to the retail floor quickly — approximately four to five weeks’ time. We think that while Prada may face some short-term obstacles, its long-term outlook is promising and it is trading at a meaningful discount to its intrinsic value.

The top contributors to the yearly return were Intesa Sanpaolo and Baidu. Intesa Sanpaolo, an Italian retail and commercial bank, was the top contributor to performance over the past 12 months. Intesa’s share price has rebounded as fears over Italy’s banking system and government have subsided. During the period of concern a few years ago, the share price of Intesa plummeted and it was a major detractor from performance. Nevertheless we maintained and added to our position, and our shareholders have benefited from the turnaround. This example illustrates why we often increase our holdings in quality companies whose stock prices suffer as a result of short-term fears. Investors reacted positively this year to Intesa’s impressive revenue growth numbers in spite of challenging headwinds: Italian GDP has been static and banking penetration remains low, while the household savings rate remains high. Management has announced additional returns of capital to shareholders in 2015 via an increased dividend, resulting in a payout ratio in excess of 70%.

Baidu, China’s largest Internet search engine that commands over 70% market share, saw shares react positively to the company’s nine-month earnings release in October and to the company’s plans to merge their majority-controlled travel business Qunar with Ctrip. This important deal will combine the top two online travel sites in China and should lead to significantly lower subsidies and higher profitability. Additionally, the shareholder-focused management team announced a new $2 billion share repurchase program during the fourth quarter. Finally, we believe that management’s significant investments in new businesses, such as online-to-offline services (e.g. food delivery, ride sharing, etc.), are masking the strength of the core search business, which continues to grow at a healthy rate and generates significant profits. For these reasons, we believe Baidu’s current valuation neither reflects the fair value of the company’s search business nor gives any credit for its many non-search businesses; therefore, the stock price underestimates Baidu’s true value.

We continue to believe some currencies are overvalued versus the U.S. dollar. We maintained our defensive currency hedges and ended the year with approximately 23% of the Swiss franc and 10% of the Australian dollar hedged.

Outlook

Although macro and geopolitical events dominated the news in 2015, we believe it is a mistake to focus on these factors when making investment decisions. We find that these events rarely impact long-term business value in a meaningful way. In fact, these events should be used to exploit short-term mispricing, as they enable investors to buy into businesses at low entry prices. We recognize that our job is to measure and determine intrinsic value, to buy when stock prices are low and to sell when stock prices are high. It is our belief that by focusing on this, rather than the exogenous events mentioned above, we will earn acceptable rates of return over time for those who entrust their funds with us.

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NATIXIS OAKMARK INTERNATIONAL FUND

Growth of $10,000 Investment in Class A Shares

December 15, 2010 (inception) through December 31, 20153

Average Annual Total Returns — December 31, 2015

	1 Year	5 Years	Life of Fund

Class A (Inception 12/15/10)
NAV	-5.35%	4.63%	4.92%
With 5.75% Maximum Sales Charge	-10.80	3.39	3.69

Class C (Inception 12/15/10)
NAV	-6.08	3.88	4.15
With CDSC[1]	-7.00	3.88	4.15

Comparative Performance
MSCI World ex USA Index (Net)[2]	-3.04	2.79	3.05

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States. The index calculates reinvested dividends net of withholding taxes using Luxembourg tax rates.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Managers	Symbols
Dennis G. Alff, CFA®	Class A NEFJX
Chad D. Fargason	Class B NEJBX
Chris D. Wallis, CFA®	Class C NEJCX
Scott J. Weber, CFA®	Class Y NEJYX
Vaughan Nelson Investment Management, L.P.

Effective July 31, 2009, the fund was closed to new investors.

Objective

The Fund seeks capital appreciation.

Market Conditions

During the past twelve months, deteriorating market breadth resulted in increased equity market volatility. The current market volatility will likely continue as capital markets adjust to the shifts in central bank policy that are occurring globally. Specifically, the ongoing shift in U.S. monetary policy creates deflationary pressures as the dollar strengthens relative to those currencies whose monetary authorities are accelerating simulative policies. In typical business cycles, shifts in monetary policy that reduce liquidity occur when the economy is accelerating, profit margins are increasing, and inflation expectations are rising. Unfortunately, none of these conditions are currently present in the U.S., which is why we believe this market cycle will be materially different from market cycles experienced prior to the 2008 financial crisis.

Equity markets are digesting falling earnings growth estimates, declining profit margins, and rising credit costs. The recent volatility in the market is consistent with our view that, with valuations stretched, near term earnings estimates declining, and corporate borrowing rates likely beyond their cyclical lows, the market will present attractive investment opportunities.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of Vaughan Nelson Small Cap Value Fund returned -0.29% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned -7.47%.

Explanation of Fund Performance

Stock selection drove the majority of the portfolio’s relative outperformance over the past year while modest multiple contraction limited absolute returns. The best-performing stocks in the portfolio were mostly service-oriented businesses with the ability to grow their revenues and earnings despite the slowing economic recovery. These high-quality, well-managed businesses, many of which benefit from long-term secular tailwinds, are a natural fit with our returns-focused philosophy and were uncovered through our company-specific stock selection process. The portfolio continued to be materially underweight in REITs and utilities for most of the year, but our weighting to utilities increased in the fourth quarter as market volatility provided an opportunity to own high quality regulated assets. Healthcare, technology, and financial stocks were the biggest contributors to our performance, while consumer discretionary stocks and more cyclically exposed industrials were the largest performance detractors.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Stock selection drove performance in the health care sector with PRA Health Sciences, Amsurg, and Integra LifeSciences making the most significant contributions to performance. PRA Health Sciences benefited from the secular outsourcing of clinical trials by bio-pharmaceutical companies particularly by smaller and emerging companies searching for new molecular entities. Management continues to drive operating margins higher with internal efficiency programs and the company continues to seek new areas of business and engage more directly with its customers. We have trimmed our position on valuation concerns but still retain a positive view. Amsurg continues to benefit from the integration of its strategic acquisition of Sheridan Healthcare while also benefitting from the trend of patients moving to lower-cost outpatient settings in its core ambulatory surgery center business. Integra LifeSciences continues to optimize its portfolio of assets, spinning off SeaSpine during the year for example, and focusing on its core competencies. While the company has a number of new product launches coming in 2016-2017, management has continued to rationalize its cost footprint and sees margins moving higher over time.

The technology sector was also driven by stock selection, with Broadridge and IGATE as the greatest contributors to performance. Broadridge continued to drive higher levels of recurring revenue and grew backlog while introducing new products and ways to interact with customers. The company came off a year in which they made four acquisitions to bolster product capabilities in both the Investor Communications and Global Technology & Operation segments. Integrating these acquisitions will help drive new client growth, shed unnecessary costs, and help the company expand its market-leading positions. IGATE is an information technology outsourcing company that continued its multi-year investment in domain expertise and pruned unprofitable customers from its client list. Secular trends remain favorable in the business as evidenced by the acquisition by CapGemini in mid-2015.

Performance in the financials sector was driven by allocation and stock selection, as the portfolio was overweight insurance, underweight REITs, and exposed to stocks that performed well during the year. The largest contributors to performance were HCC Insurance and Webster Financial. HCC Insurance was acquired by Tokyo Marine at a healthy price-to-book multiple as HCC demonstrated great underwriting expertise in niche lines of specialty business that are not as price sensitive as the licensed market. The company had compounded its book value in the high single digits over the past five years while paying a healthy dividend, and consistently repurchased shares rather than allocating capital to inferior business lines with subpar returns. Webster Financial showed strong organic loan growth and synergies from the JP Morgan HSA business it acquired early in 2015. Management continues to look for ways to drive the efficiency ratio lower while expanding its loan footprint.

The consumer discretionary sector detracted from performance as traditional retail companies were faced with changing customer tastes and preferences while struggling to adapt to omni-channel supply chain and selling strategies. What is good for consumers — ubiquitous product distribution with constant markdowns — is bad for retailers if there is no compelling brand value proposition or reason to visit stores. Men’s Wearhouse was hurt by changing customer patterns at its Joseph A. Bank stores as the core customer failed to shop after a change in the assortment and marketing message. We sold most of our position in Men’s Wearhouse and exited other consumer retail names such as Fossil, Bloomin’ Brands, Wolverine Worldwide, and GNC Holdings during the second half of the year as it became evident consumers were spending their discretionary monies elsewhere.

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The industrial sector also detracted from performance as the decline in commodity prices had negative direct and indirect effects on our names. Rexnord’s Process and Motion Control business suffered from a lack of new orders, and replacement and maintenance orders were materially reduced or pushed out. The Esterline Technologies management team executed poorly on their cost cutting rationalization plans while the aerospace and defense end market started to slow.

Other notable performers during the year include ServiceMaster Holdings and Renaissance Reinsurance. ServiceMaster continued to layer on additional services to its core residential and commercial insect and pest control offerings to drive incremental revenues. The company’s home warranty business continues to benefit from a rebounding housing market and it was able to successfully pass through price increases. ServiceMaster is also in the later stages of realizing shared services synergies to drive overhead costs lower. Renaissance Reinsurance continues to find synergies with the Platinum Underwriters acquisition and diversify its reinsurance operations. The company continues to be a front-runner in consolidating the reinsurance space and keeping overhead costs well contained in a soft pricing market.

The largest increases in sector and industry weightings were in utilities and IT services. We took advantage of the late summer sell-off to add regulated utility names with visible rate base reinvestment opportunities over the next 3-5 years. The increase in IT services weighting was driven by federal government IT contractor names. With government budgets set to increase in the near future and the need for heightened cyber security and intelligence, names like CACI International, Booz Allen Hamilton and Engility Holdings are poised to benefit.

The largest decreases in sector weightings were in consumer discretionary and healthcare. As discussed earlier, the reduction in consumer discretionary holdings was due to the stresses on consumers wallets and the team subsequently trimmed Men’s Wearhouse and sold Fossil, Bloomin’ Brands, Wolverine Worldwide, and GNC Holdings. In healthcare, our reduction in sector weighting was due mostly to profit taking as well as valuation concerns.

Outlook

Given current valuations in the equity market, sluggish growth, and the Federal Reserve moving off its zero interest rate policy, the equity markets are likely to be volatile and could experience a further correction. We would welcome any correction as an opportunity to make attractive investments.

We expect market volatility to remain elevated during the short term as levered investors unwind trading positions that were preconditioned on higher levels of liquidity and lower levels of volatility. The near term direction of U.S. equity markets will be dictated by the tug-of-war between an improving labor market, which will pressure corporate margins, and the potential reacceleration of top-line growth as wages rise and the employment base expands. Preconditions for rising equity markets are stability in credit markets combined with abating deflationary forces from overseas markets or a shift to more accommodative U.S. fiscal and monetary policies.

We continue to seek investments in companies that have better pricing power, lower earnings variability, higher profitability, and stronger balance sheets than the broader investment universe. We still do not favor any single industry or sector, and continue to look for companies with the characteristics noted above that trade at attractive valuations.

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VAUGHAN NELSON SMALL CAP VALUE FUND

Growth of $10,000 Investment in Class A Shares4

December 31, 2005 through December 31, 2015

Average Annual Total Returns — December 31, 20154

	1 Year	5 Years	10 Years
Class A (Inception 12/31/96)
NAV	-0.29%	10.77%	10.07%
With 5.75% Maximum Sales Charge	-6.02	9.47	9.42
Class B (Inception 12/31/96)
NAV	-1.04	9.93	9.24
With CDSC[1]	-5.07	9.76	9.24
Class C (Inception 12/31/96)
NAV	-1.02	9.94	9.24
With CDSC[1]	-1.83	9.94	9.24
Class Y (Inception 8/31/06)[2]
NAV	-0.05	11.04	10.34
Comparative Performance
Russell 2000® Value Index[3]	-7.47	7.67	5.57

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	Prior to the inception of Class Y shares (8/31/06), performance is that of Class A shares and reflects the higher net expenses of that share class.

3

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

13  |

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Managers	Symbols
Dennis G. Alff, CFA®	Class A VNVAX
Chad D. Fargason	Class C VNVCX
Chris D. Wallis, CFA®	Class N VNVNX
Scott J. Weber, CFA®	Class Y VNVYX
Vaughan Nelson Investment Management, L.P.

Objective

The Fund seeks long-term capital appreciation.

Market Conditions

During the past twelve months, deteriorating market breadth resulted in increased equity market volatility. The current market volatility will likely continue as capital markets adjust to the shifts in central bank policy that are occurring globally. Specifically, the ongoing shift in U.S. monetary policy creates deflationary pressures as the dollar strengthens relative to those currencies whose monetary authorities are accelerating simulative policies. In typical business cycles, shifts in monetary policy that reduce liquidity occur when the economy is accelerating, profit margins are increasing, and inflation expectations are rising. Unfortunately, none of these conditions are currently present in the U.S., which is why we believe this market cycle will be materially different from market cycles experienced prior to the 2008 financial crisis.

Equity markets are digesting falling earnings growth estimates, declining profit margins, and rising credit costs. The recent volatility in the market is consistent with our view that, with valuations stretched, near term earnings estimates declining, and corporate borrowing rates likely beyond their cyclical lows, the market will present attractive investment opportunities.

Performance Results

For the twelve months ended December 31, 2015, Class A shares of Vaughan Nelson Value Opportunity Fund returned -3.66% at net asset value. The Fund held up better than its benchmark, the Russell Midcap® Value Index, which returned -4.78%.

Explanation of Fund Performance

The portfolio declined primarily due to weakness in cyclical stocks within the consumer discretionary, materials, industrials, and energy sectors. On a relative basis, sector allocation was the primary driver of the Fund’s outperformance as compared to the benchmark, but stock selection contributed, too. The majority of the Fund’s relative outperformance for the year stems from the decision to overweight technology and underweight energy. The best performing stocks in the portfolio were mostly service-oriented businesses with the ability to grow their revenues and earnings despite the slowing economic recovery. These high-quality, well-managed businesses, many of which benefit from long-term secular tailwinds, are a natural fit with our returns-focused philosophy and were uncovered through our company-specific stock selection process. The portfolio remains significantly underweight in REITs and utilities based on valuation. We are confident that the portfolio’s individual companies have competitive positions or secular opportunities that will allow them to outperform the market over time. Technology, financials, and consumer staples were the biggest contributors to absolute performance, while consumer discretionary, healthcare, industrials, materials, and energy detracted from performance.

|  14

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Stock selection primarily drove the strong returns and relative performance in the technology sector. However, the portfolio also benefitted from being materially overweight in IT services companies. Notable standouts for the year include IT services companies Global Payments, Total System Services, and Fiserv. These companies provide electronic payment processing services and solutions for financial institutions and merchants, and as such, they produce predictable, recurring revenue streams that are growing with credit and debit card usage, and as financial institutions automate operations. The market rewarded these companies in 2015 for their visible and consistent business models. Avago, an analog semiconductor company, was also a strong performer for the portfolio and continued to benefit from global growth in mobile devices and connected products, and from new design wins and content gains on mobile platforms.

The financials sector was a positive contributor to the portfolio on an absolute basis but lagged the benchmark on a relative basis primarily due to being underweight in REITs and insurance stocks during the year. The largest contributors to performance were SEI Investments and Nasdaq. SEI Investments provides investment processing, investment management, and investment operations solutions that help financial institutions and financial advisors manage client accounts. SEI benefits from a recurring business model with high incremental margins, which are characteristics the market favored in 2015. Nasdaq, a global securities exchange and listing provider, benefitted from better volumes and more volatility in 2015. Further, Nasdaq’s business model is also recurring in nature and management has been shareholder friendly by aggressively repurchasing shares and by increasing its dividend.

Energy detracted from absolute performance but as noted earlier the portfolio was materially underweight as compared to the benchmark. Therefore, on a relative basis, the portfolio’s underweight to the energy sector contributed significantly to relative performance for the year. The portfolio remains materially underweight in the sector, but we have indirect exposure to energy primarily through our materials and industrials holdings.

The consumer discretionary sector detracted from performance as traditional retail companies were faced with changing customer tastes and preferences while struggling to adapt to omni-channel supply chain and selling strategies. What is good for consumers — ubiquitous product distribution with constant markdowns — is bad for retailers if there is no compelling brand value proposition or reason to visit stores. Men’s Wearhouse was hurt by changing customer patterns at its Joseph A. Banks stores as the core customer failed to shop after a change in the assortment and marketing message. PVH Corporation, whose apparel portfolio includes Calvin Klein, Tommy Hilfiger, and Izod also performed poorly. Cabela’s, a hunting, camping and fishing outfitter, also experienced weak store traffic and apparel sales and we sold the stock.

The healthcare sector detracted from performance primarily due to stock selection within healthcare providers and services. Community Health Systems, an acute care hospital provider, declined sharply in the third and fourth quarters of 2015 due to renewed discussion around the outlook for the Affordable Care Act (ACA). The ACA has been favorable for Community given its exposure to states with a relatively higher percentage of uninsured population and given that Community has the most exposure to the states with the possibility of Medicaid expansion. Finally, Community is one of the more levered names in the hospital group, which made it an easy candidate for investors to sell. Amsurg, an ambulatory surgery center provider, offset some of the poor performance within the hospital group. The company continues to benefit from the integration of its strategic acquisition of Sheridan Healthcare while also benefitting from the trend of patients moving to lower-cost outpatient settings like its core ambulatory surgery center business.

15  |

The materials and industrials sectors also detracted from performance as the sharp decline in commodity prices directly and indirectly impacted portfolio holdings such as specialty alloy and aluminum manufacturers, Carpenter Technology and Constellium. One industrial, ServiceMaster, the operator of Terminix and American Home Shield, was one of the portfolio’s best performers in 2015. ServiceMaster continued to layer on additional services to its core residential and commercial insect and pest control offerings to drive incremental revenues. The company’s home warranty business continues to benefit from a rebounding housing market and it was able to successfully pass through price increases. ServiceMaster is also in the later stages of realizing shared services synergies to drive overhead costs lower.

Other notable performers during the year were Sabre in the technology sector; Jarden in consumer discretionary; Alere in healthcare; and Avery Dennison in the materials sector. The greatest increases in weightings by sector were in technology, materials, and financials. The largest reductions in weightings by sector were in consumer staples, energy, and industrials. The portfolio is underweight in consumer staples, energy, financials, and utilities. These underweights are offset by overweights in technology, consumer discretionary, industrials, healthcare, and materials. The underweight to financials is primarily driven by our decision to avoid REITs since valuations look expensive.

Outlook

Given current valuations in the equity market, sluggish growth, and the Federal Reserve moving off its zero interest rate policy, the equity markets are likely to be volatile and could experience a further correction. We would welcome any correction as an opportunity to make attractive investments.

We expect market volatility to remain elevated during the short term as levered investors unwind trading positions that were preconditioned on higher levels of liquidity and lower levels of volatility. The near term direction of U.S. equity markets will be dictated by the tug-of-war between an improving labor market, which will pressure corporate margins, and the potential reacceleration of top-line growth as wages rise and the employment base expands. Preconditions for rising equity markets are stability in credit markets combined with abating deflationary forces from overseas markets or a shift to more accommodative U.S. fiscal and monetary policies.

We continue to seek investments in companies that have better pricing power, lower earnings variability, higher profitability, and stronger balance sheets than the broader investment universe. We still do not favor any single industry or sector, and continue to look for companies with the characteristics noted above that trade at attractive valuations.

|  16

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Growth of $10,000 Investment in Class A Shares3

October 31, 2008 (inception) through December 31, 2015

Average Annual Total Returns — December 31, 20153

	1 Year	5 Years	Life of Class A,C,Y	Life of Class N
Class A (Inception 10/31/08)
NAV	-3.66%	11.22%	14.06%	—%
With 5.75% Maximum Sales Charge	-9.20	9.91	13.12	—
Class C (Inception 10/31/08)
NAV	-4.39	10.39	13.21	—
With CDSC[1]	-5.32	10.39	13.21	—
Class N (Inception 5/1/13)
NAV	-3.35	—	—	11.61
Class Y (Inception 10/31/08)
NAV	-3.47	11.48	14.34	—
Comparative Performance
Russell Midcap® Value Index[2]	-4.78	11.25	14.82	9.66

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

17  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the 12-months ended June 30, 2015 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public

Reference Room may be obtained by calling 800-SEC-0330.

|  18

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2015 through December 31, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$942.60	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80
Class B
Actual	$1,000.00	$938.60	$9.19
Hypothetical (5% return before expenses)	$1,000.00	$1,015.73	$9.55
Class C
Actual	$1,000.00	$939.20	$9.24
Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$9.60
Class Y
Actual	$1,000.00	$943.90	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio: 1.14%, 1.88%, 1.89% and 0.89% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

19  |

NATIXIS OAKMARK FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$960.20	$5.68
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Class B
Actual	$1,000.00	$956.20	$9.27
Hypothetical (5% return before expenses)	$1,000.00	$1,015.73	$9.55
Class C
Actual	$1,000.00	$956.60	$9.37
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65
Class Y
Actual	$1,000.00	$961.40	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio: 1.15%, 1.88%, 1.90% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$900.60	$6.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72
Class C
Actual	$1,000.00	$897.10	$9.90
Hypothetical (5% return before expenses)	$1,000.00	$1,014.77	$10.51

*	Expenses are equal to the Fund’s annualized expense ratio: 1.32% and 2.07% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  20

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$921.90	$6.49
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82
Class B
Actual	$1,000.00	$917.70	$10.01
Hypothetical (5% return before expenses)	$1,000.00	$1,014.77	$10.51
Class C
Actual	$1,000.00	$918.40	$10.11
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.61
Class Y
Actual	$1,000.00	$922.80	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

*	Expenses are equal to the Fund’s annualized expense ratio: 1.34%, 2.07%, 2.09% and 1.09% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$896.40	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26
Class C
Actual	$1,000.00	$892.90	$9.49
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11
Class N
Actual	$1,000.00	$897.90	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53
Class Y
Actual	$1,000.00	$897.30	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

*	Expenses are equal to the Fund’s annualized expense ratio: 1.23%, 1.99%, 0.89% and 0.98% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

21  |

Portfolio of Investments – as of December 31, 2015

CGM Advisor Targeted Equity Fund

Shares	Description	Value (†)
Common Stocks — 88.8% of Net Assets
	Automobiles — 8.0%
1,110,000	Ford Motor Co.	$15,639,900
580,000	General Motors Co.	19,725,800

		35,365,700

	Banks — 15.6%
1,370,000	Bank of America Corp.	23,057,100
420,000	Citigroup, Inc.	21,735,000
360,000	JPMorgan Chase & Co.	23,770,800

		68,562,900

	Capital Markets — 14.1%
58,000	BlackRock, Inc.	19,750,160
610,000	Charles Schwab Corp. (The)	20,087,300
690,000	Morgan Stanley	21,948,900

		61,786,360

	Hotels, Restaurants & Leisure — 5.5%
240,000	Royal Caribbean Cruises Ltd.	24,290,400

	Household Durables — 27.6%
1,420,000	DR Horton, Inc.	45,482,600
770,000	Lennar Corp., Class A	37,660,700
860,000	Toll Brothers, Inc.(b)	28,638,000
65,000	Whirlpool Corp.	9,546,550

		121,327,850

	Insurance — 0.7%
65,000	MetLife, Inc.	3,133,650

	Internet Software & Services — 5.5%
32,000	Alphabet, Inc., Class C(b)	24,284,160

	Multiline Retail — 3.3%
200,000	Dollar General Corp.	14,374,000

	Specialty Retail — 8.5%
150,000	Home Depot, Inc. (The)	19,837,500
230,000	Lowe’s Cos., Inc.	17,489,200

		37,326,700

	Total Common Stocks (Identified Cost $340,249,058)	390,451,720

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2015

CGM Advisor Targeted Equity Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 5.1%
$22,390,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $22,390,075 on 1/04/2016 collateralized by $22,095,000 Federal Home Loan Mortgage Corp., 4.125% due 10/11/2033 valued at $22,840,706 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $22,390,000)	$22,390,000

	Total Investments — 93.9% (Identified Cost $362,639,058)(a)	412,841,720
	Other assets less liabilities — 6.1%	26,967,300

	Net Assets — 100.0%	$439,809,020

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized appreciation on investments based on a cost of $363,429,779 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$53,600,673
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,188,732)

	Net unrealized appreciation	$49,411,941

(b)	Non-income producing security.

Industry Summary at December 31, 2015

Household Durables	27.6%
Banks	15.6
Capital Markets	14.1
Specialty Retail	8.5
Automobiles	8.0
Hotels, Restaurants & Leisure	5.5
Internet Software & Services	5.5
Multiline Retail	3.3
Insurance	0.7
Short-Term Investments	5.1

Total Investments	93.9
Other assets less liabilities	6.1

Net Assets	100.0%

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark Fund

Shares	Description	Value (†)
Common Stocks — 99.9% of Net Assets
	Air Freight & Logistics — 2.0%
36,050	FedEx Corp.	$5,371,089

	Automobiles — 3.9%
258,100	Fiat Chrysler Automobiles NV(b)	3,610,819
128,400	General Motors Co.	4,366,884
50,900	Harley-Davidson, Inc.	2,310,351

		10,288,054

	Banks — 11.0%
581,100	Bank of America Corp.	9,779,913
147,900	Citigroup, Inc.	7,653,825
110,100	JPMorgan Chase & Co.	7,269,903
87,000	Wells Fargo & Co.	4,729,320

		29,432,961

	Beverages — 1.5%
36,400	Diageo PLC, Sponsored ADR	3,970,148

	Capital Markets — 7.9%
104,600	Bank of New York Mellon Corp. (The)	4,311,612
88,000	Franklin Resources, Inc.	3,240,160
28,460	Goldman Sachs Group, Inc. (The)	5,129,346
84,500	State Street Corp.	5,607,420
38,000	T. Rowe Price Group, Inc.	2,716,620

		21,005,158

	Chemicals — 2.4%
64,600	Monsanto Co.	6,364,392

	Communications Equipment — 1.5%
77,900	QUALCOMM, Inc.	3,893,832

	Consumer Finance — 5.1%
175,600	Ally Financial, Inc.(b)	3,273,184
78,100	American Express Co.	5,431,855
67,300	Capital One Financial Corp.	4,857,714

		13,562,753

	Electronic Equipment, Instruments & Components — 2.0%
82,700	TE Connectivity Ltd.	5,343,247

	Energy Equipment & Services — 2.1%
111,600	Halliburton Co.	3,798,864
58,400	National Oilwell Varco, Inc.	1,955,816

		5,754,680

	Food Products — 3.0%
66,300	General Mills, Inc.	3,822,858
58,200	Nestle S.A., Sponsored ADR	4,331,244

		8,154,102

	Health Care Equipment & Supplies — 2.0%
68,300	Medtronic PLC	5,253,636

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Health Care Providers & Services — 1.9%
42,200	UnitedHealth Group, Inc.	$4,964,408

	Household Durables — 1.8%
32,750	Whirlpool Corp.	4,809,993

	Industrial Conglomerates — 3.0%
254,400	General Electric Co.	7,924,560

	Insurance — 7.9%
93,100	Aflac, Inc.	5,576,690
119,500	American International Group, Inc.	7,405,415
50,350	Aon PLC	4,642,773
76,100	Principal Financial Group, Inc.	3,422,978

		21,047,856

	Internet & Catalog Retail — 2.0%
193,600	Liberty Interactive Corp./QVC Group, Class A(b)	5,289,152

	Internet Software & Services — 3.4%
11,540	Alphabet, Inc., Class A(b)	8,978,235

	IT Services — 7.4%
70,900	Automatic Data Processing, Inc.	6,006,648
72,800	MasterCard, Inc., Class A	7,087,808
86,720	Visa, Inc., Class A	6,725,136

		19,819,592

	Machinery — 4.9%
70,700	Caterpillar, Inc.	4,804,772
48,800	Cummins, Inc.	4,294,888
40,500	Parker Hannifin Corp.	3,927,690

		13,027,350

	Media — 2.7%
49,100	Comcast Corp., Class A	2,770,713
323,800	News Corp., Class A	4,325,968

		7,096,681

	Oil, Gas & Consumable Fuels — 4.0%
78,400	Anadarko Petroleum Corp.	3,808,672
135,900	Apache Corp.	6,043,473
197,000	Chesapeake Energy Corp.	886,500

		10,738,645

	Personal Products — 1.5%
91,300	Unilever PLC, Sponsored ADR	3,936,856

	Pharmaceuticals — 1.5%
93,100	Sanofi, Sponsored ADR	3,970,715

	Road & Rail — 1.4%
48,100	Union Pacific Corp.	3,761,420

	Semiconductors & Semiconductor Equipment — 5.6%
144,200	Applied Materials, Inc.	2,692,214
189,700	Intel Corp.	6,535,165
103,500	Texas Instruments, Inc.	5,672,835

		14,900,214

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark Fund – (continued)

Shares	Description	Value (†)
	Software — 4.4%
109,000	Microsoft Corp.	$6,047,320
154,500	Oracle Corp.	5,643,885

		11,691,205

	Technology Hardware, Storage & Peripherals — 2.1%
53,950	Apple, Inc.	5,678,777

	Total Common Stocks (Identified Cost $253,862,002)	266,029,711

Principal Amount
Short-Term Investments — 1.4%
$3,795,407	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $3,795,420 on 1/04/2016 collateralized by $3,910,000 U.S.Treasury Note, 1.750% due 2/28/2022 valued at $3,875,788 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,795,407)	3,795,407

	Total Investments — 101.3% (Identified Cost $257,657,409)(a)	269,825,118
	Other assets less liabilities — (1.3)%	(3,556,837)

	Net Assets — 100.0%	$266,268,281

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized appreciation on investments based on a cost of $258,325,583 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$33,430,341
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(21,930,806)

	Net unrealized appreciation	$11,499,535

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark Fund – (continued)

Industry Summary at December 31, 2015

Banks	11.0%
Insurance	7.9
Capital Markets	7.9
IT Services	7.4
Semiconductors & Semiconductor Equipment	5.6
Consumer Finance	5.1
Machinery	4.9
Software	4.4
Oil, Gas & Consumable Fuels	4.0
Automobiles	3.9
Internet Software & Services	3.4
Food Products	3.0
Industrial Conglomerates	3.0
Media	2.7
Chemicals	2.4
Energy Equipment & Services	2.1
Technology Hardware, Storage & Peripherals	2.1
Air Freight & Logistics	2.0
Electronic Equipment, Instruments & Components	2.0
Internet & Catalog Retail	2.0
Health Care Equipment & Supplies	2.0
Other Investments, less than 2% each	11.1
Short-Term Investments	1.4

Total Investments	101.3
Other assets less liabilities	(1.3)

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 99.0% of Net Assets
	Australia — 3.1%
4,070,868	AMP Ltd.	$17,152,503
1,459,626	Orica Ltd.	16,353,227

		33,505,730

	China — 1.3%
73,300	Baidu, Inc., Sponsored ADR(b)	13,856,632

	France — 13.6%
792,600	BNP Paribas S.A.(c)	44,843,183
950,200	Bureau Veritas S.A.	18,938,805
215,323	Danone	14,550,122
164,300	Kering	28,091,187
89,450	LVMH Moet Hennessy Louis Vuitton SE	14,049,932
109,400	Pernod-Ricard S.A.	12,476,455
18,900	Safran S.A.	1,298,482
71,800	Valeo S.A.	11,069,736

		145,317,902

	Germany — 9.4%
187,250	Allianz SE, (Registered)	33,008,054
292,600	Bayerische Motoren Werke AG	30,825,845
430,400	Daimler AG, (Registered)	35,961,623

		99,795,522

	Hong Kong — 1.9%
1,202,900	Melco Crown Entertainment Ltd., Sponsored ADR	20,208,720

	Indonesia — 2.1%
33,736,200	Bank Mandiri Persero Tbk PT	22,402,185

	Ireland — 1.7%
1,004,231	Experian PLC	17,749,186

	Israel — 0.1%
13,300	Check Point Software Technologies Ltd.(b)	1,082,354

	Italy — 5.2%
416,200	Exor SpA	18,889,930
5,371,800	Intesa Sanpaolo SpA	17,839,741
5,893,000	Prada SpA	18,325,211

		55,054,882

	Japan — 20.4%
5,549,000	Daiwa Securities Group, Inc.	33,924,882
1,338,600	Honda Motor Co. Ltd.(c)	42,783,682
1,484,800	Komatsu Ltd.	24,294,953
6,765,800	Nomura Holdings, Inc.	37,685,879
122,300	Olympus Corp.	4,814,788
744,800	Omron Corp.	24,836,771
32,300	Secom Co. Ltd.	2,188,963
295,300	Sumitomo Mitsui Financial Group, Inc.	11,144,927
579,100	Toyota Motor Corp.	35,660,379

		217,335,224

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark International Fund – (continued)

Shares	Description	Value (†)
	Korea — 2.6%
25,880	Samsung Electronics Co. Ltd.	$27,603,138

	Mexico — 1.0%
395,100	Grupo Televisa SAB, Sponsored ADR	10,750,671

	Netherlands — 2.3%
35,531	Akzo Nobel NV	2,374,133
875,444	Koninklijke Philips NV	22,345,050

		24,719,183

	Sweden — 3.6%
501,500	Atlas Copco AB, B Shares	11,529,676
273,500	Hennes & Mauritz AB, B Shares	9,728,472
991,400	SKF AB, B Shares	16,012,388
17,511	Swedish Match AB	618,793

		37,889,329

	Switzerland — 15.5%
325,900	Cie Financiere Richemont S.A., (Registered)	23,325,617
2,443,887	Credit Suisse Group AG, (Registered)(c)	52,646,125
22,613,100	Glencore PLC	29,965,206
84,400	Kuehne & Nagel International AG, (Registered)	11,562,728
534,595	LafargeHolcim Ltd., (Registered)	26,769,745
21,000	Nestle S.A., (Registered)	1,558,940
10,100	Schindler Holding AG	1,689,719
50,770	Swatch Group AG (The)	17,630,632

		165,148,712

	United Kingdom — 13.1%
433,000	Ashtead Group PLC	7,126,239
506,600	Burberry Group PLC	8,913,129
4,271,900	CNH Industrial NV	29,257,967
751,500	Diageo PLC	20,521,765
2,802,100	G4S PLC	9,307,979
116,700	GlaxoSmithKline PLC	2,356,854
21,837,000	Lloyds Banking Group PLC	23,496,471
1,730,704	Meggitt PLC	9,555,663
219,700	Schroders PLC	9,622,634
100	Schroders PLC, (Non Voting)	3,324
927,800	Smiths Group PLC	12,830,457
22,200	Wolseley PLC	1,205,746
236,500	WPP PLC	5,439,918

		139,638,146

	United States — 2.1%
466,600	Willis Group Holdings PLC	22,662,762

	Total Common Stocks (Identified Cost $1,224,187,689)	1,054,720,278

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark International Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 0.2%
$2,029,248	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $2,029,255 on 1/04/2016 collateralized by $2,040,000 U.S.Treasury Note, 2.125% due 9/30/2021 valued at $2,070,600 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,029,248)	$2,029,248

	Total Investments — 99.2% (Identified Cost $1,226,216,937)(a)	1,056,749,526
	Other assets less liabilities — 0.8%	8,015,042

	Net Assets — 100.0%	$1,064,764,568

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized depreciation on investments based on a cost of $1,231,069,297 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$14,485,614
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(188,805,385)

	Net unrealized depreciation	$(174,319,771)

(b)	Non-income producing security.
(c)	A portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

At December 31, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	3/16/2016	Australian Dollar	1,920,000	$1,394,214	$29,069
Buy[1]	3/16/2016	Australian Dollar	2,349,000	1,705,734	(7,392)
Sell[1]	3/16/2016	Australian Dollar	8,984,000	6,523,759	284,855
Sell[1]	3/16/2016	Swiss Franc	31,157,000	31,201,414	1,144,627

Total					$1,451,159

1 Counterparty is State Street Bank and Trust Company

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2015

Natixis Oakmark International Fund – (continued)

Industry Summary at December 31, 2015

Automobiles	13.7%
Capital Markets	12.5
Banks	11.2
Textiles, Apparel & Luxury Goods	10.4
Machinery	7.8
Insurance	6.8
Professional Services	3.5
Industrial Conglomerates	3.3
Beverages	3.1
Metals & Mining	2.8
Technology Hardware, Storage & Peripherals	2.6
Construction Materials	2.5
Electronic Equipment, Instruments & Components	2.3
Other Investments, less than 2% each	16.5
Short-Term Investments	0.2

Total Investments	99.2
Other assets less liabilities (including forward foreign currency contracts)	0.8

Net Assets	100.0%

Currency Exposure Summary at December 31, 2015

Euro	31.6%
Japanese Yen	20.4
British Pound	14.9
Swiss Franc	12.7
United States Dollar	6.6
Swedish Krona	3.5
Australian Dollar	3.1
South Korean Won	2.6
Indonesian Rupiah	2.1
Hong Kong Dollar	1.7

Total Investments	99.2
Other assets less liabilities (including forward foreign currency contracts)	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 94.3% of Net Assets
	Aerospace & Defense — 1.5%
143,950	Engility Holdings, Inc.	$4,675,496

	Auto Components — 1.7%
112,400	Tenneco, Inc.(b)	5,160,284

	Banks — 10.5%
63,575	Capital Bank Financial Corp., Class A	2,033,129
144,425	First Merchants Corp.	3,671,283
363,480	FirstMerit Corp.	6,778,902
41,325	Lakeland Financial Corp.	1,926,572
101,550	Prosperity Bancshares, Inc.	4,860,183
213,150	Union Bankshares Corp.	5,379,906
190,675	Webster Financial Corp.	7,091,203

		31,741,178

	Building Products — 0.8%
19,825	Lennox International, Inc.	2,476,143

	Capital Markets — 1.1%
241,050	TCP Capital Corp.	3,357,827

	Commercial Services & Supplies — 3.4%
208,075	KAR Auction Services, Inc.	7,705,017
79,050	Team, Inc.(b)	2,526,438

		10,231,455

	Consumer Finance — 1.4%
112,625	First Cash Financial Services, Inc.(b)	4,215,554

	Containers & Packaging — 5.9%
502,350	Graphic Packaging Holding Co.	6,445,150
225,500	Multi Packaging Solutions International Ltd.(b)	3,912,425
137,650	Silgan Holdings, Inc.	7,394,558

		17,752,133

	Diversified Consumer Services — 2.4%
188,925	ServiceMaster Global Holdings, Inc.(b)	7,413,417

	Electrical Equipment — 2.0%
123,725	Franklin Electric Co., Inc.	3,344,287
152,200	Thermon Group Holdings, Inc.(b)	2,575,224

		5,919,511

	Electronic Equipment, Instruments & Components — 0.4%
11,275	Littelfuse, Inc.	1,206,538

	Energy Equipment & Services — 2.1%
242,250	Forum Energy Technologies, Inc.(b)	3,018,435
207,975	Newpark Resources, Inc.(b)	1,098,108
162,700	Superior Energy Services, Inc.	2,191,569

		6,308,112

	Gas Utilities — 2.4%
124,775	Laclede Group, Inc. (The)	7,412,883

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Health Care Equipment & Supplies — 4.1%
127,650	Alere, Inc.(b)	$4,989,838
61,300	Integra LifeSciences Holdings Corp.(b)	4,154,914
24,750	Teleflex, Inc.	3,253,388

		12,398,140

	Health Care Providers & Services — 4.8%
29,700	Amsurg Corp.(b)	2,257,200
120,875	Civitas Solutions, Inc.(b)	3,479,991
183,150	Surgery Partners, Inc.(b)	3,752,744
127,100	Surgical Care Affiliates, Inc.(b)	5,059,851

		14,549,786

	Household Durables — 1.2%
99,454	CalAtlantic Group, Inc.	3,771,296

	Insurance — 9.7%
141,300	American Equity Investment Life Holding Co.	3,395,439
123,725	Aspen Insurance Holdings Ltd.	5,975,918
258,775	CNO Financial Group, Inc.	4,940,015
189,575	First American Financial Corp.	6,805,742
73,816	RenaissanceRe Holdings Ltd.	8,355,233

		29,472,347

	Internet & Catalog Retail — 1.3%
78,450	HSN, Inc.	3,975,061

	IT Services — 6.6%
315,550	Booz Allen Hamilton Holding Corp.	9,734,717
75,350	Broadridge Financial Solutions, Inc.	4,048,556
66,850	CACI International, Inc., Class A(b)	6,202,343

		19,985,616

	Life Sciences Tools & Services — 5.4%
135,125	Albany Molecular Research, Inc.(b)	2,682,231
68,875	PRA Health Sciences, Inc.(b)	3,117,971
368,550	VWR Corp.(b)	10,433,651

		16,233,853

	Machinery — 2.9%
193,250	Hillenbrand, Inc.	5,725,997
31,250	Lincoln Electric Holdings, Inc.	1,621,563
17,875	Standex International Corp.	1,486,306

		8,833,866

	Marine — 1.1%
64,725	Kirby Corp.(b)	3,405,829

	Metals & Mining — 1.6%
84,075	Reliance Steel & Aluminum Co.	4,868,783

	Multi-Utilities — 4.8%
134,600	NorthWestern Corp.	7,302,050
173,250	Vectren Corp.	7,349,265

		14,651,315

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 0.4%
140,775	Laredo Petroleum, Inc.(b)	$1,124,792

	Paper & Forest Products — 1.7%
231,775	KapStone Paper and Packaging Corp.	5,235,797

	Professional Services — 5.7%
53,800	Dun & Bradstreet Corp. (The)	5,591,434
111,575	ICF International, Inc.(b)	3,967,607
214,675	TransUnion(b)	5,918,589
89,725	TriNet Group, Inc.(b)	1,736,179

		17,213,809

	REITs – Hotels — 1.3%
187,400	Hersha Hospitality Trust	4,077,824

	Semiconductors & Semiconductor Equipment — 1.4%
84,150	Silicon Laboratories, Inc.(b)	4,084,641

	Software — 3.4%
65,625	BroadSoft, Inc.(b)	2,320,500
113,200	RingCentral, Inc., Class A(b)	2,669,256
132,200	Verint Systems, Inc.(b)	5,362,032

		10,351,788

	Specialty Retail — 1.3%
40,150	Group 1 Automotive, Inc.	3,039,355
70,250	Men’s Wearhouse, Inc. (The)	1,031,270

		4,070,625

	Total Common Stocks (Identified Cost $262,169,418)	286,175,699

Exchange-Traded Funds — 1.1%
36,175	iShares® Russell 2000 Value Index ETF (Identified Cost $3,487,067)	3,328,462

Principal Amount
Short-Term Investments — 5.3%
$16,149,455	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $16,149,509 on 1/04/2016 collateralized by $16,620,000 U.S. Treasury Note, 1.750% due 2/28/2022 valued at $16,474,575 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $16,149,455)	16,149,455

	Total Investments — 100.7% (Identified Cost $281,805,940)(a)	305,653,616
	Other assets less liabilities — (0.7)%	(2,029,079)

	Net Assets — 100.0%	$303,624,537

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Small Cap Value Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized appreciation on investments based on a cost of $283,249,624 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$35,551,521
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(13,147,529)

	Net unrealized appreciation	$22,403,992

(b)	Non-income producing security.

ETF	Exchange-Traded Fund
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2015

Banks	10.5%
Insurance	9.7
IT Services	6.6
Containers & Packaging	5.9
Professional Services	5.7
Life Sciences Tools & Services	5.4
Multi-Utilities	4.8
Health Care Providers & Services	4.8
Health Care Equipment & Supplies	4.1
Software	3.4
Commercial Services & Supplies	3.4
Machinery	2.9
Diversified Consumer Services	2.4
Gas Utilities	2.4
Energy Equipment & Services	2.1
Electrical Equipment	2.0
Other Investments, less than 2% each	19.3
Short-Term Investments	5.3

Total Investments	100.7
Other assets less liabilities	(0.7)

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)
Common Stocks — 94.8% of Net Assets
	Auto Components — 2.3%
167,450	Delphi Automotive PLC	$14,355,489
400,675	Tenneco, Inc.(b)	18,394,989

		32,750,478

	Banks — 4.7%
2,772,775	Investors Bancorp, Inc.	34,493,321
761,475	PacWest Bancorp	32,819,573

		67,312,894

	Capital Markets — 1.7%
476,425	SEI Investments Co.	24,964,670

	Commercial Services & Supplies — 1.2%
460,475	KAR Auction Services, Inc.	17,051,389

	Communications Equipment — 1.4%
789,375	CommScope Holding Co., Inc.(b)	20,436,919

	Consumer Finance — 2.5%
1,166,125	Synchrony Financial(b)	35,461,861

	Containers & Packaging — 6.3%
277,750	Avery Dennison Corp.	17,403,815
655,825	Crown Holdings, Inc.(b)	33,250,327
316,950	Packaging Corp. of America	19,983,698
444,525	WestRock Co.	20,279,230

		90,917,070

	Diversified Consumer Services — 4.3%
899,000	Grand Canyon Education, Inc.(b)	36,067,880
659,800	ServiceMaster Global Holdings, Inc.(b)	25,890,552

		61,958,432

	Diversified Financial Services — 2.1%
508,300	Nasdaq, Inc.	29,567,811

	Food & Staples Retailing — 1.7%
3,031,900	Rite Aid Corp.(b)	23,770,096

	Health Care Providers & Services — 5.9%
354,825	Amsurg Corp.(b)	26,966,700
938,875	Community Health Systems, Inc.(b)	24,908,354
476,425	HCA Holdings, Inc.(b)	32,220,622

		84,095,676

	Household Durables — 5.2%
113,625	Harman International Industries, Inc.	10,704,611
761,462	Jarden Corp.(b)	43,494,709
408,650	Lennar Corp., Class A	19,987,072

		74,186,392

	Household Products — 1.6%
219,275	Spectrum Brands Holdings, Inc.	22,322,195

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Insurance — 6.0%
797,350	Arthur J. Gallagher & Co.	$32,643,509
753,500	First American Financial Corp.	27,050,650
312,950	Reinsurance Group of America, Inc., Class A	26,772,872

		86,467,031

	Internet & Catalog Retail — 1.5%
428,575	HSN, Inc.	21,715,895

	IT Services — 12.6%
444,525	Broadridge Financial Solutions, Inc.	23,884,328
215,275	CACI International, Inc., Class A(b)	19,973,215
396,675	Fidelity National Information Services, Inc.	24,038,505
2,144,850	First Data Corp., Class A(b)	34,360,497
187,375	Fiserv, Inc.(b)	17,137,318
312,950	Global Payments, Inc.	20,188,404
962,800	Sabre Corp.	26,929,516
277,700	Total System Services, Inc.	13,829,460

		180,341,243

	Life Sciences Tools & Services — 2.5%
1,243,850	VWR Corp.(b)	35,213,394

	Machinery — 4.3%
1,461,125	Milacron Holdings Corp.(b)	18,278,674
129,575	Snap-on, Inc.	22,213,042
199,325	WABCO Holdings, Inc.(b)	20,382,975

		60,874,691

	Metals & Mining — 4.2%
534,225	Carpenter Technology Corp.	16,170,991
3,179,425	Constellium NV, Class A(b)	24,481,572
344,850	Reliance Steel & Aluminum Co.	19,970,264

		60,622,827

	Oil, Gas & Consumable Fuels — 0.5%
293,025	Gulfport Energy Corp.(b)	7,199,624

	Pharmaceuticals — 3.8%
1,098,350	Catalent, Inc.(b)	27,491,700
444,525	Endo International PLC(b)	27,213,821

		54,705,521

	Professional Services — 0.8%
627,900	TriNet Group, Inc.(b)	12,149,865

	REITs – Diversified — 1.5%
1,792,625	New Residential Investment Corp.	21,798,320

	Road & Rail — 1.2%
1,233,900	Hertz Global Holdings, Inc.(b)	17,558,397

	Semiconductors & Semiconductor Equipment — 3.8%
121,600	Avago Technologies Ltd.	17,650,240
1,090,375	Micron Technology, Inc.(b)	15,439,710
271,100	Skyworks Solutions, Inc.	20,828,613

		53,918,563

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)
	Software — 1.7%
125,575	Check Point Software Technologies Ltd.(b)	$10,219,294
574,100	RingCentral, Inc., Class A(b)	13,537,278

		23,756,572

	Specialty Retail — 2.0%
602,000	Men’s Wearhouse, Inc. (The)	8,837,360
157,475	Signet Jewelers Ltd.	19,478,083

		28,315,443

	Technology Hardware, Storage & Peripherals — 1.6%
914,950	NCR Corp.(b)	22,379,677

	Textiles, Apparel & Luxury Goods — 3.3%
954,825	Gildan Activewear, Inc.	27,136,126
279,075	PVH Corp.	20,553,874

		47,690,000

	Trading Companies & Distributors — 2.6%
879,075	HD Supply Holdings, Inc.(b)	26,398,622
153,500	United Rentals, Inc.(b)	11,134,890

		37,533,512

	Total Common Stocks (Identified Cost $1,390,797,719)	1,357,036,458

Closed-End Investment Companies — 2.3%
2,270,450	Ares Capital Corp. (Identified Cost $36,847,757)	32,353,913

Principal Amount
Short-Term Investments — 2.4%
$34,085,699	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $34,085,813 on 1/04/2016 collateralized by $35,210,000 U.S. Treasury Note, 1.75% due 3/31/2022 valued at $34,769,875 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $34,085,699)	34,085,699

	Total Investments — 99.5% (Identified Cost $1,461,731,175)(a)	1,423,476,070
	Other assets less liabilities — 0.5%	7,284,388

	Net Assets — 100.0%	$1,430,760,458

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2015

Vaughan Nelson Value Opportunity Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized depreciation on investments based on a cost of $1,461,941,582 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$96,897,730
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(135,363,242)

	Net unrealized depreciation	$(38,465,512)

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2015

IT Services	12.6%
Containers & Packaging	6.3
Insurance	6.0
Health Care Providers & Services	5.9
Household Durables	5.2
Banks	4.7
Diversified Consumer Services	4.3
Machinery	4.3
Metals & Mining	4.2
Pharmaceuticals	3.8
Semiconductors & Semiconductor Equipment	3.8
Textiles, Apparel & Luxury Goods	3.3
Trading Companies & Distributors	2.6
Consumer Finance	2.5
Life Sciences Tools & Services	2.5
Auto Components	2.3
Closed-End Investment Companies	2.3
Diversified Financial Services	2.1
Specialty Retail	2.0
Other Investments, less than 2% each	16.4
Short-Term Investments	2.4

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

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|  40

Statements of Assets and Liabilities

December 31, 2015

	CGM Advisor Targeted Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
ASSETS
Investments at cost	$362,639,058	$257,657,409	$1,226,216,937
Net unrealized appreciation (depreciation)	50,202,662	12,167,709	(169,467,411)

Investments at value	412,841,720	269,825,118	1,056,749,526
Cash	25,628,299	—	—
Foreign currency at value (identified cost $0, $1 and $688, respectively)	—	1	684
Receivable for Fund shares sold	34,707	1,511,922	9,934,246
Receivable for securities sold	4,451,085	794,313	12,039,235
Dividends and interest receivable	139,448	175,629	455,185
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	1,458,551
Tax reclaims receivable	—	25,949	1,448,640

TOTAL ASSETS	443,095,259	272,332,932	1,082,086,067

LIABILITIES
Payable for securities purchased	—	1,496,375	1,360,246
Payable for Fund shares redeemed	2,259,620	3,870,848	14,808,517
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	7,392
Management fees payable (Note 6)	276,980	160,972	812,470
Deferred Trustees’ fees (Note 6)	602,921	434,383	48,766
Administrative fees payable (Note 6)	16,901	10,333	42,080
Payable to distributor (Note 6d)	1,406	1,335	8,386
Other accounts payable and accrued expenses	128,411	90,405	233,642

TOTAL LIABILITIES	3,286,239	6,064,651	17,321,499

NET ASSETS	$439,809,020	$266,268,281	$1,064,764,568

NET ASSETS CONSIST OF:
Paid-in capital	$392,067,704	$249,482,056	$1,237,647,330
Distributions in excess of net investment income	(584,402)	(408,464)	(1,505,467)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,876,944)	5,026,980	(3,251,794)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	50,202,662	12,167,709	(168,125,501)

NET ASSETS	$439,809,020	$266,268,281	$1,064,764,568

See accompanying notes to financial statements.

41  |

Statements of Assets and Liabilities (continued)

December 31, 2015

	CGM Advisor Targeted Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$391,569,951	$173,924,611	$722,805,305

Shares of beneficial interest	38,793,823	9,256,470	63,006,266

Net asset value and redemption price per share	$10.09	$18.79	$11.47

Offering price per share (100/94.25 of net asset value) (Note 1)	$10.71	$19.94	$12.17

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$71,337	$31,696	$—

Shares of beneficial interest	8,477	1,891	—

Net asset value and offering price per share	$8.42	$16.76	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$23,023,585	$70,615,807	$341,959,263

Shares of beneficial interest	2,760,015	4,242,024	30,291,328

Net asset value and offering price per share	$8.34	$16.65	$11.29

Class Y shares:
Net assets	$25,144,147	$21,696,167	$—

Shares of beneficial interest	2,392,095	1,106,800	—

Net asset value, offering and redemption price per share	$10.51	$19.60	$—

See accompanying notes to financial statements.

|  42

Statements of Assets and Liabilities (continued)

December 31, 2015

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
ASSETS
Investments at cost	$281,805,940	$1,461,731,175
Net unrealized appreciation (depreciation)	23,847,676	(38,255,105)

Investments at value	305,653,616	1,423,476,070
Receivable for Fund shares sold	648,292	9,633,765
Receivable for securities sold	237,363	4,136,791
Dividends and interest receivable	298,113	1,258,611

TOTAL ASSETS	306,837,384	1,438,505,237

LIABILITIES
Payable for securities purchased	82,860	3,761,126
Payable for Fund shares redeemed	2,632,274	2,704,144
Management fees payable (Note 6)	244,564	965,140
Deferred Trustees’ fees (Note 6)	159,377	80,475
Administrative fees payable (Note 6)	11,577	53,073
Payable to distributor (Note 6d)	1,905	22,980
Other accounts payable and accrued expenses	80,290	157,841

TOTAL LIABILITIES	3,212,847	7,744,779

NET ASSETS	$303,624,537	$1,430,760,458

NET ASSETS CONSIST OF:
Paid-in capital	$277,383,287	$1,427,766,186
Distributions in excess of net investment income	(159,376)	(51,161)
Accumulated net realized gain on investments	2,552,950	41,300,538
Net unrealized appreciation (depreciation) on investments	23,847,676	(38,255,105)

NET ASSETS	$303,624,537	$1,430,760,458

See accompanying notes to financial statements.

43  |

Statements of Assets and Liabilities (continued)

December 31, 2015

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$103,091,689	$142,833,165

Shares of beneficial interest	5,812,741	7,129,138

Net asset value and redemption price per share	$17.74	$20.04

Offering price per share (100/94.25 of net asset value) (Note 1)	$18.82	$21.26

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$22,216	$—

Shares of beneficial interest	1,791	—

Net asset value and offering price per share	$12.40	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$21,188,155	$89,283,594

Shares of beneficial interest	1,710,656	4,660,785

Net asset value and offering price per share	$12.39	$19.16

Class N shares:
Net assets	$—	$65,009,872

Shares of beneficial interest	—	3,208,891

Net asset value, offering and redemption price per share	$—	$20.26

Class Y shares:
Net assets	$179,322,477	$1,133,633,827

Shares of beneficial interest	9,848,156	55,917,937

Net asset value, offering and redemption price per share	$18.21	$20.27

See accompanying notes to financial statements.

|  44

Statements of Operations

For the Year Ended December 31, 2015

	CGM Advisor Targeted Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
INVESTMENT INCOME
Dividends	$6,793,160	$5,276,355	$31,776,622
Interest	1,344	1,622	4,558
Less net foreign taxes withheld	(49,560)	(41,254)	(2,837,548)

	6,744,944	5,236,723	28,943,632

Expenses
Management fees (Note 6)	3,534,392	1,969,041	9,977,749
Service and distribution fees (Note 6)	1,361,262	1,206,613	5,716,006
Administrative fees (Note 6)	210,159	123,096	502,634
Trustees’ fees and expenses (Note 6)	26,970	18,470	36,196
Transfer agent fees and expenses (Note 6)	410,971	272,823	1,130,450
Audit and tax services fees	45,714	40,294	71,701
Custodian fees and expenses	17,820	15,800	406,620
Legal fees	7,521	4,347	17,704
Registration fees	59,460	68,318	101,594
Shareholder reporting expenses	48,313	35,735	99,596
Miscellaneous expenses	18,974	16,354	42,403

Total expenses	5,741,556	3,770,891	18,102,653

Net investment income	1,003,388	1,465,832	10,840,979

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	3,945,367	13,619,744	6,381,075
Foreign currency transactions	—	724	4,810,156
Net change in unrealized appreciation (depreciation) on:
Investments	(20,066,574)	(28,311,926)	(109,160,163)
Foreign currency translations	—	—	(2,687,959)

Net realized and unrealized loss on investments and foreign currency transactions	(16,121,207)	(14,691,458)	(100,656,891)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,117,819)	$(13,225,626)	$(89,815,912)

See accompanying notes to financial statements.

45  |

Statements of Operations (continued)

For the Year Ended December 31, 2015

	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund
INVESTMENT INCOME
Dividends	$5,376,316 (a)	$14,816,256 (a)
Interest	1,578	3,705
Less net foreign taxes withheld	—	(26,168)

	5,377,894	14,793,793

Expenses
Management fees (Note 6)	3,014,191	8,615,889
Service and distribution fees (Note 6)	561,370	838,816
Administrative fees (Note 6)	142,998	462,016
Trustees’ fees and expenses (Note 6)	23,564	34,035
Transfer agent fees and expenses (Notes 6 and 7)	328,478	942,137
Audit and tax services fees	40,278	41,268
Custodian fees and expenses	21,881	44,018
Legal fees	5,069	15,113
Registration fees	62,220	232,119
Shareholder reporting expenses	27,128	86,428
Miscellaneous expenses	16,253	31,346

Total expenses	4,243,430	11,343,185
Less waiver and/or expense reimbursement (Note 6)	—	(434)

Net expenses	4,243,430	11,342,751

Net investment income	1,134,464	3,451,042

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	43,233,709	65,059,104
Net change in unrealized appreciation (depreciation) on:
Investments	(45,477,353)	(145,095,686)

Net realized and unrealized loss on investments	(2,243,644)	(80,036,582)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,109,180)	$(76,585,540)

(a)	Includes non-recurring dividends of $1,495,750 and $1,989,000 for Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund, respectively.

See accompanying notes to financial statements.

|  46

Statements of Changes in Net Assets

	CGM Advisor Targeted Equity Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$1,003,388	$(1,340,175)
Net realized gain on investments	3,945,367	65,609,954
Net change in unrealized appreciation (depreciation) on investments	(20,066,574)	(21,344,530)

Net increase (decrease) in net assets resulting from operations	(15,117,819)	42,925,249

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(607,041)	—
Class Y	(105,565)	—
Net realized capital gains
Class A	(11,154,931)	(63,610,439)
Class B	(11,078)	(177,582)
Class C	(848,798)	(5,241,159)
Class Y	(737,081)	(5,034,635)

Total distributions	(13,464,494)	(74,063,815)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(57,907,314)	(24,383,469)

Net decrease in net assets	(86,489,627)	(55,522,035)
NET ASSETS
Beginning of the year	526,298,647	581,820,682

End of the year	$439,809,020	$526,298,647

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS	$(584,402)	$(875,037)

See accompanying notes to financial statements.

47  |

Statements of Changes in Net Assets (continued)

	Natixis Oakmark Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$1,465,832	$781,395
Net realized gain on investments and foreign currency transactions	13,620,468	33,607,229
Net change in unrealized appreciation (depreciation) on investments	(28,311,926)	(12,934,590)

Net increase (decrease) in net assets resulting from operations	(13,225,626)	21,454,034

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,174,474)	(582,642)
Class B	(41)	—
Class C	(17,288)	(61,330)
Class Y	(192,508)	(130,544)
Net realized capital gains
Class A	(5,783,752)	(25,448,063)
Class B	(2,310)	(115,777)
Class C	(2,542,676)	(7,987,538)
Class Y	(658,314)	(3,299,099)

Total distributions	(10,371,363)	(37,624,993)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	4,501,009	132,132,840

Net increase (decrease) in net assets	(19,095,980)	115,961,881
NET ASSETS
Beginning of the year	285,364,261	169,402,380

End of the year	$266,268,281	$285,364,261

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(408,464)	$(490,709)

See accompanying notes to financial statements.

|  48

Statements of Changes in Net Assets (continued)

	Natixis Oakmark International Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$10,840,979	$9,824,395
Net realized gain on investments and foreign currency transactions	11,191,231	21,894,715
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(111,848,122)	(99,645,940)

Net decrease in net assets resulting from operations	(89,815,912)	(67,926,830)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(12,403,954)	(12,092,911)
Class C	(3,234,507)	(4,207,529)
Net realized capital gains
Class A	(7,266,683)	(10,563,438)
Class C	(3,475,721)	(5,813,413)

Total distributions	(26,380,865)	(32,677,291)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	236,259,606	493,477,560

Net increase in net assets	120,062,829	392,873,439
NET ASSETS
Beginning of the year	944,701,739	551,828,300

End of the year	$1,064,764,568	$944,701,739

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(1,505,467)	$(1,601,585)

See accompanying notes to financial statements.

49  |

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$1,134,464	$(718,673)
Net realized gain on investments	43,233,709	48,304,361
Net change in unrealized appreciation (depreciation) on investments	(45,477,353)	(19,409,424)

Net increase (decrease) in net assets resulting from operations	(1,109,180)	28,176,264

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(188,563)	—
Class Y	(849,469)	—
Net realized capital gains
Class A	(15,119,557)	(20,240,252)
Class B	(14,484)	(221,933)
Class C	(4,223,610)	(5,709,846)
Class Y	(25,335,936)	(26,912,401)

Total distributions	(45,731,619)	(53,084,432)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	20,099,488	4,930,798

Net decrease in net assets	(26,741,311)	(19,977,370)
NET ASSETS
Beginning of the year	330,365,848	350,343,218

End of the year	$303,624,537	$330,365,848

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ ACCUMULATED NET INVESTMENT LOSS	$(159,376)	$(218,038)

See accompanying notes to financial statements.

|  50

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Value Opportunity Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$3,451,042	$(1,154,548)
Net realized gain on investments	65,059,104	54,468,033
Net change in unrealized appreciation (depreciation) on investments	(145,095,686)	16,777,310

Net increase (decrease) in net assets resulting from operations	(76,585,540)	70,090,795

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(144,297)	—
Class N	(217,534)	—
Class Y	(2,976,150)	—
Net realized capital gains
Class A	(2,753,605)	(5,399,669)
Class C	(1,777,113)	(2,482,970)
Class N	(1,365,729)	(785,557)
Class Y	(22,568,470)	(44,268,540)

Total distributions	(31,802,898)	(52,936,736)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	761,923,276	310,528,319

Net increase in net assets	653,534,838	327,682,378
NET ASSETS
Beginning of the year	777,225,620	449,543,242

End of the year	$1,430,760,458	$777,225,620

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS	$(51,161)	$(75,573)

See accompanying notes to financial statements.

51  |

Financial Highlights

For a share outstanding throughout each period.

	CGM Advisor Targeted Equity Fund—Class A
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$10.73	$11.46	$10.23		$9.36		$11.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02	(0.02)	(0.02)		0.08	(b)	0.05
Net realized and unrealized gain (loss)	(0.36)	0.91	2.94		1.36		(1.76)

Total from Investment Operations	(0.34)	0.89	2.92		1.44		(1.71)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	—	(0.00	)(c)	(0.09)		(0.05)
Net realized capital gains	(0.28)	(1.62)	(1.69)		(0.48)		—

Total Distributions	(0.30)	(1.62)	(1.69)		(0.57)		(0.05)

Net asset value, end of the period	$10.09	$10.73	$11.46		$10.23		$9.36

Total return(d)	(3.30)%	8.27%	29.01%		15.44	%(b)	(15.36)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$391,570	$458,975	$493,102		$438,288		$503,330
Net expenses	1.14%	1.15%	1.17%		1.18%		1.13%
Gross expenses	1.14%	1.15%	1.17%		1.18%		1.13%
Net investment income (loss)	0.23%	(0.21)%	(0.17)%		0.78	%(b)	0.45%
Portfolio turnover rate	145%	229%	205%		192%		236%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been 14.81% and the ratio of net investment income to average net assets would have been 0.21%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	CGM Advisor Targeted Equity Fund—Class B
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$9.05	$9.98	$9.15		$8.41		$10.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.05)	(0.10)	(0.10)		(0.00	)(b)(c)	(0.03)
Net realized and unrealized gain (loss)	(0.30)	0.79	2.62		1.22		(1.57)

Total from Investment Operations	(0.35)	0.69	2.52		1.22		(1.60)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.00	)(b)	(0.00	)(b)	—
Net realized capital gains	(0.28)	(1.62)	(1.69)		(0.48)		—

Total Distributions	(0.28)	(1.62)	(1.69)		(0.48)		—

Net asset value, end of the period	$8.42	$9.05	$9.98		$9.15		$8.41

Total return(d)	(4.10)%	7.47%	28.06%		14.54	%(c)	(15.98)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$71	$932	$2,205		$3,447		$5,296
Net expenses	1.89%	1.89%	1.91%		1.93%		1.88%
Gross expenses	1.89%	1.89%	1.91%		1.93%		1.88%
Net investment loss	(0.51)%	(0.98)%	(0.94)%		(0.05	)%(c)	(0.32)%
Portfolio turnover rate	145%	229%	205%		192%		236%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.05), total return would have been 13.83% and the ratio of net investment loss to average net assets would have been (0.56)%.
(d)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	CGM Advisor Targeted Equity Fund—Class C
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$8.97	$9.91	$9.09		$8.37		$9.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.05)	(0.09)	(0.10)		(0.00	)(b)(c)	(0.03)
Net realized and unrealized gain (loss)	(0.30)	0.77	2.61		1.20		(1.56)

Total from Investment Operations	(0.35)	0.68	2.51		1.20		(1.59)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.00	)(b)	(0.00	)(b)	—
Net realized capital gains	(0.28)	(1.62)	(1.69)		(0.48)		—

Total Distributions	(0.28)	(1.62)	(1.69)		(0.48)		—

Net asset value, end of the period	$8.34	$8.97	$9.91		$9.09		$8.37

Total return(d)	(4.02)%	7.43%	28.13%		14.45	%(c)	(15.96)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$23,024	$31,462	$36,417		$35,225		$47,416
Net expenses	1.89%	1.90%	1.91%		1.93%		1.88%
Gross expenses	1.89%	1.90%	1.91%		1.93%		1.88%
Net investment loss	(0.52)%	(0.96)%	(0.92)%		(0.02	)%(c)	(0.32)%
Portfolio turnover rate	145%	229%	205%		192%		236%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.05), total return would have been 13.86% and the ratio of net investment loss to average net assets would have been (0.55)%.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	CGM Advisor Targeted Equity Fund—Class Y
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$11.16	$11.83	$10.49		$9.59		$11.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.00 (b)	0.01		0.11	(c)	0.07
Net realized and unrealized gain (loss)	(0.38)	0.95	3.02		1.39		(1.80)

Total from Investment Operations	(0.33)	0.95	3.03		1.50		(1.73)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	—	(0.00	)(b)	(0.12)		(0.08)
Net realized capital gains	(0.28)	(1.62)	(1.69)		(0.48)		—

Total Distributions	(0.32)	(1.62)	(1.69)		(0.60)		(0.08)

Net asset value, end of the period	$10.51	$11.16	$11.83		$10.49		$9.59

Total return	(3.01)%	8.52%	29.34%		15.69	%(c)	(15.16)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$25,144	$34,930	$50,096		$49,884		$57,003
Net expenses	0.89%	0.89%	0.91%		0.93%		0.87%
Gross expenses	0.89%	0.89%	0.91%		0.93%		0.87%
Net investment income	0.48%	0.04%	0.08%		1.02	%(c)	0.62%
Portfolio turnover rate	145%	229%	205%		192%		236%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.05, total return would have been 14.96% and the ratio of net investment income to average net assets would have been 0.47%.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class A
	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$20.43	$21.40		$16.09		$13.86		$14.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.10		0.06		0.12		0.08
Net realized and unrealized gain (loss)	(1.02)	2.11		6.03		2.24		(0.30)

Total from Investment Operations	(0.88)	2.21		6.09		2.36		(0.22)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.07)		(0.07)		(0.13)		(0.09)
Net realized capital gains	(0.63)	(3.11)		(0.71)		—		—

Total Distributions	(0.76)	(3.18)		(0.78)		(0.13)		(0.09)

Net asset value, end of the period	$18.79	$20.43		$21.40		$16.09		$13.86

Total return(b)	(4.41)%	10.43%		37.82%		17.03	%(c)	(1.56)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$173,925	$195,061		$145,270		$113,870		$107,978
Net expenses	1.14%	1.22%		1.30	%(d)	1.30	%(e)	1.30	%(f)
Gross expenses	1.14%	1.22%		1.30	%(d)	1.33%		1.30	%(f)
Net investment income	0.68%	0.44%		0.33%		0.77%		0.57%
Portfolio turnover rate	23%	64	%(g)	29%		25%		36%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes fee/expense recovery of 0.01%.
(g)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class B
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$18.31		$19.57		$14.83		$12.76		$13.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.02)		(0.06)		(0.07)		(0.01)		(0.03)
Net realized and unrealized gain (loss)	(0.90)		1.91		5.52		2.08		(0.28)

Total from Investment Operations	(0.92)		1.85		5.45		2.07		(0.31)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	—		—		—		(0.00	)(b)
Net realized capital gains	(0.63)		(3.11)		(0.71)		—		—

Total Distributions	(0.63)		(3.11)		(0.71)		—		(0.00)

Net asset value, end of the period	$16.76		$18.31		$19.57		$14.83		$12.76

Total return(c)	(5.11)%		9.56%		36.75%		16.22	%(d)	(2.34)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$32		$669		$1,532		$2,145		$3,341
Net expenses	1.88%		1.97%		2.05	%(e)	2.05	%(f)	2.05	%(g)
Gross expenses	1.88%		1.97%		2.05	%(e)	2.08%		2.05	%(g)
Net investment loss	(0.11)%		(0.31)%		(0.43)%		(0.04)%		(0.21)%
Portfolio turnover rate	23%		64	%(h)	29%		25%		36%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes fee/expense recovery of 0.01%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$18.19		$19.48		$14.75		$12.72		$13.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)		(0.06)		(0.07)		0.00	(b)	(0.03)
Net realized and unrealized gain (loss)	(0.90)		1.90		5.51		2.05		(0.27)

Total from Investment Operations	(0.91)		1.84		5.44		2.05		(0.30)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.02)		—		(0.02)		(0.00	)(b)
Net realized capital gains	(0.63)		(3.11)		(0.71)		—		—

Total Distributions	(0.63)		(3.13)		(0.71)		(0.02)		(0.00)

Net asset value, end of the period	$16.65		$18.19		$19.48		$14.75		$12.72

Total return(c)	(5.07)%		9.55%		36.88%		16.13	%(d)	(2.28)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$70,616		$62,941		$8,425		$6,016		$5,667
Net expenses	1.89%		1.97%		2.05	%(e)	2.05	%(f)	2.05	%(g)
Gross expenses	1.89%		1.97%		2.05	%(e)	2.08%		2.05	%(g)
Net investment income (loss)	(0.07)%		(0.30)%		(0.42)%		0.02%		(0.19)%
Portfolio turnover rate	23%		64	%(h)	29%		25%		36%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes fee/expense recovery of 0.01%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class Y
	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$21.28	$22.16		$16.63		$14.32		$14.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.15		0.11		0.17		0.12
Net realized and unrealized gain (loss)	(1.06)	2.20		6.24		2.31		(0.33)

Total from Investment Operations	(0.87)	2.35		6.35		2.48		(0.21)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.12)		(0.11)		(0.17)		(0.12)
Net realized capital gains	(0.63)	(3.11)		(0.71)		—		—

Total Distributions	(0.81)	(3.23)		(0.82)		(0.17)		(0.12)

Net asset value, end of the period	$19.60	$21.28		$22.16		$16.63		$14.32

Total return	(4.18)%	10.70%		38.21%		17.33	%(b)	(1.40)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21,696	$26,694		$14,176		$12,100		$7,567
Net expenses	0.89%	0.97%		1.05	%(c)	1.05	%(d)	1.05	%(e)
Gross expenses	0.89%	0.97%		1.05	%(c)	1.09%		1.05	%(e)
Net investment income	0.92%	0.67%		0.54%		1.04%		0.80%
Portfolio turnover rate	23%	64	%(f)	29%		25%		36%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to a change in the portfolio management team.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class A
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$12.44	$13.74	$10.94		$8.68		$10.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.18	0.07		0.14		0.09	(b)
Net realized and unrealized gain (loss)	(0.80)	(1.01)	2.99		2.35		(1.57)

Total from Investment Operations	(0.65)	(0.83)	3.06		2.49		(1.48)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.25)	(0.08)		(0.23)		(0.00	)(c)
Net realized capital gains	(0.12)	(0.22)	(0.18)		—		(0.00	)(c)

Total Distributions	(0.32)	(0.47)	(0.26)		(0.23)		(0.00)

Net asset value, end of the period	$11.47	$12.44	$13.74		$10.94		$8.68

Total return(d)	(5.35)%	(6.05)%	28.13%		28.78	%(e)	(14.55	)%(b)(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$722,805	$617,383	$314,579		$35,555		$33,852
Net expenses	1.31%	1.31%	1.44	%(f)	1.45	%(g)	1.45	%(g)
Gross expenses	1.31%	1.31%	1.44	%(f)	1.64%		1.87%
Net investment income	1.17%	1.34%	0.52%		1.50%		0.93	%(b)
Portfolio turnover rate	51%	31%	20%		53%		48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08, total return would have been (14.65)% and the ratio of net investment income to average net assets would have been 0.81%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.05%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class C
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$12.25	$13.53	$10.82		$8.61		$10.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.05	0.08	(0.02)		0.06		0.02	(b)
Net realized and unrealized gain (loss)	(0.78)	(0.98)	2.94		2.34		(1.56)

Total from Investment Operations	(0.73)	(0.90)	2.92		2.40		(1.54)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.16)	(0.03)		(0.19)		(0.00	)(c)
Net realized capital gains	(0.12)	(0.22)	(0.18)		—		(0.00	)(c)

Total Distributions	(0.23)	(0.38)	(0.21)		(0.19)		(0.00)

Net asset value, end of the period	$11.29	$12.25	$13.53		$10.82		$8.61

Total return(d)	(6.08)%	(6.67)%	27.13%		27.93	%(e)	(15.17	)%(b)(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$341,959	$327,319	$237,250		$34,142		$13,501
Net expenses	2.06%	2.05%	2.19	%(f)	2.20	%(g)	2.20	%(g)
Gross expenses	2.06%	2.05%	2.19	%(f)	2.39%		2.59%
Net investment income (loss)	0.39%	0.61%	(0.14)%		0.59%		0.20	%(b)
Portfolio turnover rate	51%	31%	20%		53%		48%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.01, total return would have been (15.27)% and the ratio of net investment income to average net assets would have been 0.08%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of 0.04%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class A
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$20.65		$22.34	$18.97		$17.74		$22.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.06	(b)	(0.06)	0.07	(c)	0.13	(d)	0.10
Net realized and unrealized gain (loss)	(0.07)		1.95	7.14		2.50		(0.83)

Total from Investment Operations	(0.01)		1.89	7.21		2.63		(0.73)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)		—	(0.06)		(0.14)		(0.09)
Net realized capital gains	(2.86)		(3.58)	(3.78)		(1.26)		(4.13)

Total Distributions	(2.90)		(3.58)	(3.84)		(1.40)		(4.22)

Net asset value, end of the period	$17.74		$20.65	$22.34		$18.97		$17.74

Total return(e)	(0.29	)%(b)	8.79%	39.01	%(c)	14.93	%(d)	(3.77)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$103,092		$125,201	$152,792		$160,400		$228,445
Net expenses	1.35%		1.37%	1.39	%(f)	1.39%		1.36%
Gross expenses	1.35%		1.37%	1.39	%(f)	1.39%		1.36%
Net investment income (loss)	0.26	%(b)	(0.27)%	0.33	%(c)	0.67	%(d)	0.44%
Portfolio turnover rate	62%		58%	58%		73%		88%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.04), total return would have been (0.77)% and the ratio of net investment loss to average net assets would have been (0.20)%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.00, total return would have been 38.63% and the ratio of net investment income to average net assets would have been 0.02%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.04, total return would have been 14.42% and the ratio of net investment income to average net assets would have been 0.22%.
(e)	A sales charge for Class A shares is not reflected in total return calculations.
(f)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class B
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$15.37		$17.63	$15.65		$14.84		$19.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04	)(b)	(0.19)	(0.07	)(c)	(0.02	)(d)	(0.07)
Net realized and unrealized gain (loss)	(0.07)		1.51	5.84		2.09		(0.69)

Total from Investment Operations	(0.11)		1.32	5.77		2.07		(0.76)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—	(0.01)		—		(0.00	)(e)
Net realized capital gains	(2.86)		(3.58)	(3.78)		(1.26)		(4.13)

Total Distributions	(2.86)		(3.58)	(3.79)		(1.26)		(4.13)

Net asset value, end of the period	$12.40		$15.37	$17.63		$15.65		$14.84

Total return(f)	(1.04	)%(b)	7.87%	38.03	%(c)	14.12	%(d)	(4.51)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22		$967	$2,239		$3,106		$4,657
Net expenses	2.10%		2.12%	2.14	%(g)	2.14%		2.11%
Gross expenses	2.10%		2.12%	2.14	%(g)	2.14%		2.11%
Net investment loss	(0.23	)%(b)	(1.08)%	(0.40	)%(c)	(0.14	)%(d)	(0.38)%
Portfolio turnover rate	62%		58%	58%		73%		88%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.19), total return would have been (1.49)% and the ratio of net investment loss to average net assets would have been (1.20)%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14), total return would have been 37.63% and the ratio of net investment income loss to average net assets would have been (0.77)%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.09), total return would have been 13.64% and the ratio of net investment income loss to average net assets would have been (0.56)%.
(e)	Amount rounds to less than $0.01 per share.
(f)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(g)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$15.36		$17.61	$15.64		$14.85		$19.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.08	)(b)	(0.18)	(0.07	)(c)	(0.01	)(d)	(0.06)
Net realized and unrealized gain (loss)	(0.03)		1.51	5.83		2.08		(0.70)

Total from Investment Operations	(0.11)		1.33	5.76		2.07		(0.76)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—	(0.01)		(0.02)		—
Net realized capital gains	(2.86)		(3.58)	(3.78)		(1.26)		(4.13)

Total Distributions	(2.86)		(3.58)	(3.79)		(1.28)		(4.13)

Net asset value, end of the period	$12.39		$15.36	$17.61		$15.64		$14.85

Total return(e)	(1.02	)%(b)	7.94%	37.99	%(c)	14.08	%(d)	(4.51)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21,188		$27,292	$31,476		$26,980		$30,284
Net expenses	2.10%		2.12%	2.14	%(f)	2.14%		2.11%
Gross expenses	2.10%		2.12%	2.14	%(f)	2.14%		2.11%
Net investment loss	(0.48	)%(b)	(1.02)%	(0.40	)%(c)	(0.07	)%(d)	(0.33)%
Portfolio turnover rate	62%		58%	58%		73%		88%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.15), total return would have been (1.48)% and the ratio of net investment loss to average net assets would have been (0.96)%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.13), total return would have been 37.59% and the ratio of net investment income loss to average net assets would have been (0.73)%.
(d)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.08), total return would have been 13.52% and the ratio of net investment income loss to average net assets would have been (0.51)%.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(f)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class Y
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$21.13		$22.73		$19.24		$17.99		$22.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.11	(b)	(0.00	)(c)	0.13	(d)	0.18	(e)	0.15
Net realized and unrealized gain (loss)	(0.07)		1.98		7.26		2.53		(0.84)

Total from Investment Operations	0.04		1.98		7.39		2.71		(0.69)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		—		(0.12)		(0.20)		(0.15)
Net realized capital gains	(2.86)		(3.58)		(3.78)		(1.26)		(4.13)

Total Distributions	(2.96)		(3.58)		(3.90)		(1.46)		(4.28)

Net asset value, end of the period	$18.21		$21.13		$22.73		$19.24		$17.99

Total return	(0.05	)%(b)	9.04%		39.43	%(d)	15.18	%(e)	(3.54)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$179,322		$176,905		$163,836		$132,970		$130,115
Net expenses	1.10%		1.12%		1.14	%(f)	1.14%		1.10%
Gross expenses	1.10%		1.12%		1.14	%(f)	1.14%		1.10%
Net investment income (loss)	0.50	%(b)	(0.01)%		0.59	%(d)	0.95	%(e)	0.65%
Portfolio turnover rate	62%		58%		58%		73%		88%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been (0.53)% and the ratio of net investment income to average net assets would have been 0.07%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.06, total return would have been 39.06% and the ratio of net investment income to average net assets would have been 0.27%.
(e)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.10, total return would have been 14.73% and the ratio of net investment income to average net assets would have been 0.50%.
(f)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class A
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$21.29		$20.63	$15.49	$13.83		$14.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.03	(b)	(0.08)	(0.03)	0.15	(c)	(0.01)
Net realized and unrealized gain (loss)	(0.79)		2.31	6.36	2.05		(0.39)

Total from Investment Operations	(0.76)		2.23	6.33	2.20		(0.40)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)		—	—	(0.14)		—
Net realized capital gains	(0.47)		(1.57)	(1.19)	(0.40)		(0.52)

Total Distributions	(0.49)		(1.57)	(1.19)	(0.54)		(0.52)

Net asset value, end of the period	$20.04		$21.29	$20.63	$15.49		$13.83

Total return(d)	(3.66	)%(b)	10.92%	41.22%	15.93	%(c)	(2.71)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$142,833		$73,237	$67,716	$28,381		$21,308
Net expenses	1.23%		1.25%	1.27%	1.31%		1.40	%(e)
Gross expenses	1.23%		1.25%	1.27%	1.31%		1.40	%(e)
Net investment income (loss)	0.16	%(b)	(0.37)%	(0.13)%	0.97	%(c)	(0.07)%
Portfolio turnover rate	32%		58%	39%	65%		75%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.01), total return would have been (3.94)% and the ratio of net investment loss to average net assets would have been (0.04)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.02, total return would have been 15.06% and the ratio of net investment income to average net assets would have been 0.16%.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$20.51		$20.07	$15.21	$13.60		$14.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.13	)(b)	(0.23)	(0.17)	0.04	(c)	(0.12)
Net realized and unrealized gain (loss)	(0.75)		2.24	6.22	2.01		(0.39)

Total from Investment Operations	(0.88)		2.01	6.05	2.05		(0.51)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—	—	(0.04)		—
Net realized capital gains	(0.47)		(1.57)	(1.19)	(0.40)		(0.52)

Total Distributions	(0.47)		(1.57)	(1.19)	(0.44)		(0.52)

Net asset value, end of the period	$19.16		$20.51	$20.07	$15.21		$13.60

Total return(d)	(4.39	)%(b)	10.12%	40.13%	15.10	%(c)	(3.48)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$89,284		$35,894	$21,005	$3,090		$1,822
Net expenses	1.98%		2.00%	2.02%	2.06%		2.15	%(e)
Gross expenses	1.98%		2.00%	2.02%	2.06%		2.15	%(e)
Net investment income (loss)	(0.61	)%(b)	(1.10)%	(0.89)%	0.24	%(c)	(0.83)%
Portfolio turnover rate	32%		58%	39%	65%		75%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.16), total return would have been (4.68)% and the ratio of net investment loss to average net assets would have been (0.77)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.08), total return would have been 14.21% and the ratio of net investment loss to average net assets would have been (0.57)%.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class N
	Year Ended December 31, 2015		Year Ended December 31, 2014		Period Ended December 31, 2013*
Net asset value, beginning of the period	$21.50		$20.76		$17.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.11	(b)	(0.00	)(c)	(0.04)
Net realized and unrealized gain (loss)	(0.81)		2.31		4.35

Total from Investment Operations	(0.70)		2.31		4.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		—		(0.02)
Net realized capital gains	(0.47)		(1.57)		(1.06)

Total Distributions	(0.54)		(1.57)		(1.08)

Net asset value, end of the period	$20.26		$21.50		$20.76

Total return	(3.35	)%(b)	11.24%		24.70	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$65,010		$12,024		$1
Net expenses	0.89%		0.91	%(e)	1.03	%(f)(g)
Gross expenses	0.89%		0.91	%(e)	2.07	%(f)
Net investment income (loss)	0.50	%(b)	(0.00	)%(h)	(0.33	)%(f)
Portfolio turnover rate	32%		58%		39%

*	From commencement of operations on May 1, 2013 through December 31, 2013.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.08, total return would have been (3.59)% and the ratio of net investment income to average net assets would have been 0.35%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Value Opportunity Fund—Class Y
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$21.52		$20.78	$15.57	$13.89		$14.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.09	(b)	(0.02)	0.02	0.18	(c)	0.03
Net realized and unrealized gain (loss)	(0.82)		2.33	6.39	2.08		(0.41)

Total from Investment Operations	(0.73)		2.31	6.41	2.26		(0.38)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		—	(0.01)	(0.18)		(0.01)
Net realized capital gains	(0.47)		(1.57)	(1.19)	(0.40)		(0.52)

Total Distributions	(0.52)		(1.57)	(1.20)	(0.58)		(0.53)

Net asset value, end of the period	$20.27		$21.52	$20.78	$15.57		$13.89

Total return	(3.47	)%(b)	11.23%	41.52%	16.28	%(c)	(2.53)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,133,634		$656,071	$360,820	$163,589		$109,419
Net expenses	0.98%		1.00%	1.02%	1.06%		1.15	%(d)
Gross expenses	0.98%		1.00%	1.02%	1.06%		1.15	%(d)
Net investment income (loss)	0.39	%(b)	(0.10)%	0.12%	1.22	%(c)	0.23%
Portfolio turnover rate	32%		58%	39%	65%		75%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05, total return would have been (3.70)% and the ratio of net investment income to average net assets would have been 0.20%.
(c)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.06, total return would have been 15.41% and the ratio of net investment income to average net assets would have been 0.42%.
(d)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

69  |

Notes to Financial Statements

December 31, 2015

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Natixis Oakmark International Fund

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Natixis Oakmark Fund

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A and Class C shares. Targeted Equity Fund, Small Cap Value Fund, Natixis Oakmark Fund and Value Opportunity Fund also offer Class Y shares. In addition, Value Opportunity Fund offers Class N shares. Effective October 12, 2007, Class B shares of Targeted Equity Fund, Natixis Oakmark Fund and Small Cap Value Fund are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors. The Fund continues to offer Class A, Class C and Class Y shares to existing investors. The Fund, in its sole discretion, may permit an investor in another Vaughan Nelson-managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Effective November 2, 2015, investors with an initial minimum investment of $1,000,000. Class Y

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Notes to Financial Statements (continued)

December 31, 2015

shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Value Opportunity Fund Class A, Class C and Class Y, collectively, and Class N individually, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements, except as disclosed in Note 13.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable

71  |

Notes to Financial Statements (continued)

December 31, 2015

NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2015, securities of the funds included in net assets (reflected at absolute value) were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets
Natixis Oakmark International Fund	$967,833,928	90.9%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

|  72

Notes to Financial Statements (continued)

December 31, 2015

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

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Notes to Financial Statements (continued)

December 31, 2015

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2015 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and

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Notes to Financial Statements (continued)

December 31, 2015

Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital and capital gain distributions received, foreign currency gains and losses and distribution redesignations. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, forward foreign currency contracts mark-to-market and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

75  |

Notes to Financial Statements (continued)

December 31, 2015

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2015 and 2014 were as follows:

	2015 Distributions Paid From:			2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Targeted Equity Fund	$7,642,183	$5,822,311	$13,464,494	$44,618,075	$29,445,740	$74,063,815
Natixis Oakmark Fund	2,201,492	8,169,871	10,371,363	5,775,346	31,849,647	37,624,993
Natixis Oakmark International Fund	19,403,163	6,977,702	26,380,865	19,465,727	13,211,564	32,677,291
Small Cap Value Fund	8,983,694	36,747,925	45,731,619	3,773,025	49,311,407	53,084,432
Value Opportunity Fund	8,555,915	23,246,983	31,802,898	7,850,454	45,086,282	52,936,736

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Targeted Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	Small Cap Value Fund	Value Opportunity Fund
Undistributed ordinary income	$18,519	$286,629	$4,039,339	$—	$127,026
Undistributed long-term capital gains	—	5,434,444	—	5,707,255	41,413,233

Total undistributed earnings	18,519	5,721,073	4,039,339	5,707,255	41,540,259

Late-year ordinary and post-October capital loss deferrals*	(1,086,223)	—	(2,438,773)	(1,710,621)	—

Unrealized appreciation (depreciation)	49,411,941	11,499,535	(174,434,562)	22,403,992	(38,465,512)

Total accumulated earnings (losses)	$48,344,237	$17,220,608	$(172,833,996)	$26,400,626	$3,074,747

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

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Notes to Financial Statements (continued)

December 31, 2015

g.  Repurchase Agreements.   Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2015, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2015, none of the Funds had loaned securities under this agreement.

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Notes to Financial Statements (continued)

December 31, 2015

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2015, at value:

CGM Advisor Targeted Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$390,451,720	$—	$—	$390,451,720
Short-Term Investments	—	22,390,000	—	22,390,000

Total	$390,451,720	$22,390,000	$—	$412,841,720

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

Natixis Oakmark Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$266,029,711	$—	$—	$266,029,711
Short-Term Investments	—	3,795,407	—	3,795,407

Total	$266,029,711	$3,795,407	$—	$269,825,118

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2015

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$33,505,730	$—	$33,505,730
China	13,856,632	—	—	13,856,632
France	—	145,317,902	—	145,317,902
Germany	—	99,795,522	—	99,795,522
Hong Kong	20,208,720	—	—	20,208,720
Indonesia	—	22,402,185	—	22,402,185
Ireland	—	17,749,186	—	17,749,186
Israel	1,082,354	—	—	1,082,354
Italy	18,325,211	36,729,671	—	55,054,882
Japan	—	217,335,224	—	217,335,224
Korea	—	27,603,138	—	27,603,138
Mexico	10,750,671	—	—	10,750,671
Netherlands	—	24,719,183	—	24,719,183
Sweden	—	37,889,329	—	37,889,329
Switzerland	—	165,148,712	—	165,148,712
United Kingdom	—	139,638,146	—	139,638,146
United States	22,662,762	—	—	22,662,762

Total Common Stocks	86,886,350	967,833,928	—	1,054,720,278

Short-Term Investments	—	2,029,248	—	2,029,248
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,458,551	—	1,458,551

Total	$86,886,350	$971,321,727	$—	$1,058,208,077

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(7,392)	$—	$(7,392)

A common stock valued at $19,835,131 was transferred from Level 2 to Level 1 during the period ended December 31, 2015. At December 31, 2014, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security. At December 31, 2015 this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

December 31, 2015

Vaughan Nelson Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$286,175,699	$—	$—	$286,175,699
Exchange-Traded Funds	3,328,462	—	—	3,328,462
Short-Term Investments	—	16,149,455	—	16,149,455

Total	$289,504,161	$16,149,455	$—	$305,653,616

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

Vaughan Nelson Value Opportunity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,357,036,458	$—	$—	$1,357,036,458
Closed-End Investment Companies	32,353,913	—	—	32,353,913
Short-Term Investments	—	34,085,699	—	34,085,699

Total	$1,389,390,371	$34,085,699	$—	$1,423,476,070

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Natixis Oakmark International Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2015, the Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of December 31, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$1,458,551

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Notes to Financial Statements (continued)

December 31, 2015

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(7,392)

Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2015, as reflected within the Statements of Operations were as follows:

Net Realized Gain on:	Foreign currency transactions[1]
Foreign exchange contracts	$5,325,155

Net Change in Unrealized Appreciation (Depreciation) on:	Foreign currency translations[1]
Foreign exchange contracts	$(2,669,181)

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2015:

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	5.83%
Highest Notional Amount Outstanding	10.26%
Lowest Notional Amount Outstanding	3.35%
Notional Amount Outstanding as of December 31, 2015	3.83%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

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Notes to Financial Statements (continued)

December 31, 2015

The Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and liabilities on the Statements of Assets and Liabilities.

As of December 31, 2015, gross amounts of derivative assets and liabilities not offset in the Statement of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Natixis Oakmark International Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Amount
State Street Bank and Trust Company	$1,458,551	$(7,392)	$1,451,159

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Amount
State Street Bank and Trust Company	$(7,392)	$7,392	$—

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2015:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Natixis Oakmark International Fund	$1,458,551	$1,451,159

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Notes to Financial Statements (continued)

December 31, 2015

5.   Purchases and Sales of Securities.   For the year ended December 31, 2015, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$686,802,536	$792,692,783
Natixis Oakmark Fund	77,386,099	62,954,599
Natixis Oakmark International Fund	801,775,683	563,891,836
Small Cap Value Fund	196,269,288	221,770,354
Value Opportunity Fund	1,029,794,707	332,887,637

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”), serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $500 million	Next $500 million	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.65%	0.60%
Natixis Oakmark Fund	0.70%	0.65%	0.60%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.75%	0.75%

83  |

Notes to Financial Statements (continued)

December 31, 2015

Prior to July 1, 2015, Value Opportunity Fund paid a management fee at the annual rate of 0.80%, calculated daily and payable monthly, based on the Fund’s average daily net assets:

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Natixis Oakmark Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $200 Million	Next $1.3 Billion	Over $1.5 Billion
Natixis Oakmark Fund	Harris	0.52%	0.50%	0.50%
Natixis Oakmark International Fund	Harris	0.60%	0.60%	0.60%
Small Cap Value Fund	Vaughan Nelson	0.55%	0.55%	0.55%
Value Opportunity Fund	Vaughan Nelson	0.50%	0.50%	0.47%

Prior to July 1, 2015, Value Opportunity Fund paid Vaughan Nelson a subadvisory fee at the annual rate of 0.50%, calculated daily and payable monthly, based on the Fund’s average daily net assets:

NGAM Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2016, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

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Notes to Financial Statements (continued)

December 31, 2015

For the year ended December 31, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Natixis Oakmark Fund	1.30%	2.05%	2.05%	—	1.05%
Natixis Oakmark International Fund	1.45%	—	2.20%	—	—
Small Cap Value Fund	1.45%	2.20%	2.20%	—	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.10%	1.15%

NGAM Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2015, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Targeted Equity Fund	$3,534,392	—	$3,534,392	0.72%	0.72%
Natixis Oakmark Fund	1,969,041	—	1,969,041	0.68%	0.68%
Natixis Oakmark International Fund	9,977,749	—	9,977,749	0.85%	0.85%
Small Cap Value Fund	3,014,191	—	3,014,191	0.90%	0.90%
Value Opportunity Fund	8,615,889	—	8,615,889	0.80%	0.80%

No expenses were recovered during the year ended December 31, 2015 under the terms of the expense limitation agreement.

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, CGM, Harris and Vaughan Nelson are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

85  |

Notes to Financial Statements (continued)

December 31, 2015

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended December 31, 2015, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Targeted Equity Fund	$1,082,371	$901	$68,822	$2,703	$206,465
Natixis Oakmark Fund	485,919	597	179,577	1,789	538,731
Natixis Oakmark International Fund	2,007,508	—	927,124	—	2,781,374
Small Cap Value Fund	305,246	839	63,193	2,515	189,577
Value Opportunity Fund	242,712	—	149,026	—	447,078

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements (continued)

December 31, 2015

For the year ended December 31, 2015, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Targeted Equity Fund	$210,159
Natixis Oakmark Fund	123,096
Natixis Oakmark International Fund	502,634
Small Cap Value Fund	142,998
Value Opportunity Fund	462,016

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Targeted Equity Fund	$141,564
Natixis Oakmark Fund	128,806
Natixis Oakmark International Fund	1,070,746
Small Cap Value Fund	237,439
Value Opportunity Fund	904,057

87  |

Notes to Financial Statements (continued)

December 31, 2015

As of December 31, 2015, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Targeted Equity Fund	$1,406
Natixis Oakmark Fund	1,335
Natixis Oakmark International Fund	8,386
Small Cap Value Fund	1,905
Value Opportunity Fund	22,980

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2015, were as follows:

Fund	Commissions
Targeted Equity Fund	$15,784
Natixis Oakmark Fund	60,413
Natixis Oakmark International Fund	217,558
Small Cap Value Fund	2,786
Value Opportunity Fund	77,739

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and

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Notes to Financial Statements (continued)

December 31, 2015

$3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2016, the Chairperson of the Board will receive a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $155,000. The chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $10,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Reimbursement of Transfer Agent Fees and Expenses.  NGAM Advisors has given a binding contractual undertaking to the Value Opportunity Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through April 30, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2015, NGAM Advisors reimbursed the Fund $434 for transfer agency expenses related to Class N shares.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended December 31, 2015, Value Opportunity Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable)

	Class A	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$89,077	$54,751	$434	$797,875

Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

89  |

Notes to Financial Statements (continued)

December 31, 2015

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Effective April 16, 2015, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2015, none of the Funds had borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

9.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2015, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$102,858

10.  Concentration of Risk.  The Natixis Oakmark International Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2015, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on

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Notes to Financial Statements (continued)

December 31, 2015

accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership
Natixis Oakmark International Fund	1	6.13%
Small Cap Value Fund	1	5.87%
Value Opportunity Fund	1	16.85	%(a)

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

(a)	Certain Fund shareholders are invested in the Fund as a result of the Fund’s inclusion in an investment portfolio model, utilized by certain third party intermediaries, developed by an affiliate of the Fund (AlphaSimplex Group, LLC, which is a subsidiary of Natixis US) (“ASG”). Without this model or as a result of changes in this model, these shareholder positions in the Fund may not exist or could change in a material amount. ASG has no involvement in the decisions to invest in the models provided.

91  |

Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares.   Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
Targeted Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	654,909	$7,039,908	2,382,713	$27,553,469
Issued in connection with the reinvestment of distributions	1,072,995	11,249,723	5,713,464	60,881,859
Redeemed	(5,717,171)	(60,604,843)	(8,345,177)	(95,762,976)

Net change	(3,989,267)	$(42,315,212)	(249,000)	$(7,327,648)

Class B
Issued from the sale of shares	2,533	$24,386	3,846	$36,977
Issued in connection with the reinvestment of distributions	597	5,227	19,323	175,598
Redeemed	(97,650)	(878,729)	(141,197)	(1,397,515)

Net change	(94,520)	$(849,116)	(118,028)	$(1,184,940)

Class C
Issued from the sale of shares	204,086	$1,809,390	417,975	$3,975,723
Issued in connection with the reinvestment of distributions	65,121	567,803	378,532	3,392,074
Redeemed	(1,017,519)	(8,976,826)	(964,764)	(9,405,559)

Net change	(748,312)	$(6,599,633)	(168,257)	$(2,037,762)

Class Y
Issued from the sale of shares	358,275	$3,920,602	1,277,719	$15,171,684
Issued in connection with the reinvestment of distributions	54,283	591,833	315,692	3,498,909
Redeemed	(1,150,110)	(12,655,788)	(2,699,487)	(32,503,712)

Net change	(737,552)	$(8,143,353)	(1,106,076)	$(13,833,119)

Increase (decrease) from capital share transactions	(5,569,651)	$(57,907,314)	(1,641,361)	$(24,383,469)

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Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
Natixis Oakmark Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,517,556	$30,354,006	3,668,913	$80,305,026
Issued in connection with the reinvestment of distributions	313,620	6,034,951	1,061,143	21,984,956
Redeemed	(2,123,661)	(41,948,388)	(1,968,641)	(43,020,284)

Net change	(292,485)	$(5,559,431)	2,761,415	$59,269,698

Class B
Issued from the sale of shares	94	$1,650	793	$15,447
Issued in connection with the reinvestment of distributions	123	2,182	6,139	114,704
Redeemed	(34,844)	(631,808)	(48,674)	(958,785)

Net change	(34,627)	$(627,976)	(41,742)	$(828,634)

Class C
Issued from the sale of shares	1,967,705	$34,953,476	3,014,013	$59,777,822
Issued in connection with the reinvestment of distributions	88,208	1,504,613	214,242	3,952,587
Redeemed	(1,273,258)	(22,539,155)	(201,413)	(3,932,222)

Net change	782,655	$13,918,934	3,026,842	$59,798,187

Class Y
Issued from the sale of shares	551,387	$11,590,333	762,265	$17,289,800
Issued in connection with the reinvestment of distributions	37,938	760,796	148,825	3,209,042
Redeemed	(737,029)	(15,581,647)	(296,205)	(6,605,253)

Net change	(147,704)	$(3,230,518)	614,885	$13,893,589

Increase (decrease) from capital share transactions	307,839	$4,501,009	6,361,400	$132,132,840

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Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	40,727,220	$524,245,138	43,808,176	$590,904,771
Issued in connection with the reinvestment of distributions	1,547,094	18,551,475	1,654,360	20,974,239
Redeemed	(28,890,059)	(355,356,386)	(18,741,882)	(243,326,691)

Net change	13,384,255	$187,440,227	26,720,654	$368,552,319

Class C
Issued from the sale of shares	10,955,520	$138,511,592	13,563,541	$180,784,363
Issued in connection with the reinvestment of distributions	408,992	4,881,076	564,157	7,051,208
Redeemed	(7,803,461)	(94,573,289)	(4,930,036)	(62,910,330)

Net change	3,561,051	$48,819,379	9,197,662	$124,925,241

Increase (decrease) from capital share transactions	16,945,306	$236,259,606	35,918,316	$493,477,560

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Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	586,565	$12,199,067	447,060	$9,835,856
Issued in connection with the reinvestment of distributions	718,326	13,152,899	817,956	17,011,106
Redeemed	(1,556,600)	(32,314,146)	(2,038,618)	(45,649,192)

Net change	(251,709)	$(6,962,180)	(773,602)	$(18,802,230)

Class B
Issued from the sale of shares	1,259	$20,238	7,619	$133,164
Issued in connection with the reinvestment of distributions	567	8,015	13,951	220,076
Redeemed	(62,964)	(986,740)	(85,671)	(1,490,851)

Net change	(61,138)	$(958,487)	(64,101)	$(1,137,611)

Class C
Issued from the sale of shares	130,432	$1,823,149	109,154	$1,768,690
Issued in connection with the reinvestment of distributions	255,701	3,290,720	281,983	4,396,718
Redeemed	(452,639)	(6,920,026)	(401,405)	(6,855,018)

Net change	(66,506)	$(1,806,157)	(10,268)	$(689,610)

Class Y
Issued from the sale of shares	2,141,789	$46,690,758	1,798,226	$41,246,189
Issued in connection with the reinvestment of distributions	1,198,310	22,443,814	1,028,472	21,777,987
Redeemed	(1,865,835)	(39,308,260)	(1,660,679)	(37,463,927)

Net change	1,474,264	$29,826,312	1,166,019	$25,560,249

Increase (decrease) from capital share transactions	1,094,911	$20,099,488	318,048	$4,930,798

95  |

Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	6,072,313	$131,319,540	3,237,031	$67,850,893
Issued in connection with the reinvestment of distributions	125,012	2,584,853	248,216	5,263,321
Redeemed	(2,508,032)	(53,811,968)	(3,327,984)	(71,812,258)

Net change	3,689,293	$80,092,425	157,263	$1,301,956

Class C
Issued from the sale of shares	3,368,669	$70,554,606	740,584	$15,300,207
Issued in connection with the reinvestment of distributions	71,042	1,402,692	97,107	1,986,798
Redeemed	(529,265)	(10,823,300)	(133,887)	(2,764,527)

Net change	2,910,446	$61,133,998	703,804	$14,522,478

Class N
Issued from the sale of shares	2,972,431	$65,031,583	561,402	$12,347,954
Issued in connection with the reinvestment of distributions	75,531	1,583,262	36,678	785,557
Redeemed	(398,415)	(8,784,271)	(38,796)	(817,090)

Net change	2,649,547	$57,830,574	559,284	$12,316,421

Class Y
Issued from the sale of shares	35,161,537	$775,069,318	17,284,818	$372,678,420
Issued in connection with the reinvestment of distributions	1,024,181	21,435,705	1,747,547	37,469,538
Redeemed	(10,758,464)	(233,638,744)	(5,903,464)	(127,760,494)

Net change	25,427,254	$562,866,279	13,128,901	$282,387,464

Increase (decrease) from capital share transactions	34,676,540	$761,923,276	14,549,252	$310,528,319

13.  Subsequent Event.  On September 10, 2015, the Board of Trustees approved the early conversion of all of the Funds’ remaining Class B shares into Class A shares, effective at the close of business on January 11, 2016, at which point Class B shares were terminated.

In addition, on December 23, 2015, the Board of Trustees approved the liquidation of the Targeted Equity Fund. Sale of the Fund’s assets and the corresponding liquidating distributions to shareholders were completed on February 17, 2016.

|  96

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of CGM Advisor Targeted Equity Fund, Natixis Oakmark Fund, Natixis Oakmark International Fund, Vaughan Nelson Small Cap Value Fund, and Vaughan Nelson Value Opportunity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CGM Advisor Targeted Equity Fund, Natixis Oakmark International Fund, and Vaughan Nelson Small Cap Value Fund, each a series of Natixis Funds Trust I; and the Natixis Oakmark Fund and Vaughan Nelson Value Opportunity Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

As discussed in Note 13 of the Notes to Financial Statements, the Board of Trustees of the CGM Advisor Targeted Equity Fund approved the liquidation of the Fund effective February 17, 2016.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2016

97  |

2015 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2015, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Targeted Equity	19.29%
Natixis Oakmark	94.71%
Small Cap Value	57.08%
Value Opportunity	96.93%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2015.

Fund	Amount
Targeted Equity	$5,822,311
Natixis Oakmark	8,169,871
Natixis Oakmark International	6,977,702
Small Cap Value	36,747,925
Value Opportunity	23,246,983

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Targeted Equity	80.42%
Natixis Oakmark	100.00%
Natixis Oakmark International	100.00%
Small Cap Value	51.24%
Value Opportunity	100.00%

Foreign Tax Credit.  For the year ended December 31, 2015, the Natixis Oakmark International Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income

Natixis Oakmark International	$2,672,945	$31,776,622

|  98

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

99  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  100

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005 Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 1993 for Natixis Funds Trust II

Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

101  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  102

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

103  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  104

ANNUAL REPORT

December 31, 2015

Loomis Sayles Multi-Asset Income Fund

(formerly Natixis Diversified Income Fund)

McDonnell Intermediate Municipal Bond Fund

Natixis U.S. Equity Opportunities Fund

SeeyondSM Multi-Asset Allocation Fund

Portfolio Review  page 1

Portfolio of Investments  page 25

Financial Statements  page  51

Notes to Financial Statements page 72

LOOMIS SAYLES MULTI-ASSET INCOME FUND

(formerly Natixis Diversified Income Fund)

Managers	Symbols
Thomas Fahey	Class A	IIDPX
Kevin P. Kearns	Class C	CIDPX
Maura T. Murphy, CFA®	Class N	LMINX
Loomis, Sayles & Company, L.P.	Class Y	YIDPX

Objective

The Fund seeks current income with a secondary objective of capital appreciation.

Market Conditions

Market observers and economists spent much of the year waiting for the U.S. Federal Reserve Board (Fed) to decide whether to normalize monetary policy after seven years of near zero interest rates. The Fed moved to increase the federal funds rate to 0.25% in December based on its belief that employment growth and overall U.S. economic growth were strong enough to withstand a rate increase. With that increase, the Fed formally diverged from the looser monetary policies undertaken by the European Central Bank and Bank of Japan. Weaker economic growth in Europe and Japan is the driver of accommodative monetary policies, which seek to stimulate growth.

Falling commodity prices caused by the strengthening U.S. dollar and slowing Chinese economy contributed to rising market volatility. Oil prices declined by more than 30% during 2015 and ended the year more than 70% off the highs achieved during 2008. While the U.S. economy reached growth rates in line with averages experienced since the financial crisis, growth lagged in both developed and emerging markets.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of the Loomis Sayles Multi-Asset Income Fund returned -1.96% at net asset value. The portfolio underperformed its primary benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.55%.

Explanation of Fund Performance

On August 31, 2015 Loomis Sayles assumed portfolio management responsibilities for the entire Fund, replacing the segments previously managed by Active Investment Advisors, and AEW Capital Management, L.P. In conjunction with this change to its underlying investment strategy, the Fund changed its name to “Loomis Sayles Multi-Asset Income Fund.”

The explanation of Fund performance is described over two periods — the period from January 1, 2015 through August 31, 2015, during which the Fund was managed in four separate segments, and the period from September 1, 2015 through December 31, 2015, during which the Fund was sub-advised solely by Loomis Sayles and managed under its current investment strategy.

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January 1, 2015 – August 31, 2015

Active Dividend Equity Segment

This segment was designed to replicate the Dow Jones U.S. Select Dividend™ Index by holding substantially all of the securities in the index in the same proportions. The benchmark is composed of 100 of the highest dividend-paying equity securities (other than REITs) in the Dow Jones U.S. Total Stock Market Index — a broadly-based index designed to represent the total market for U.S. equity securities.

The Dow Jones U.S. Select Dividend™ Index returned -5.68% for the 8-month period ending August 31, 2015. Consumer staples, health care and industrials made the strongest contribution to index gains, while utilities, energy and consumer discretionary were the weakest performers for the period. As of December 31, 2014, the largest sectors in the index were utilities, industrials and consumer staples, but these shifted to utilities, financials and consumer staples by August 31, 2015.

During the course of the year through August 31, 2015, there were ten deletions and nine additions to the index due to a combination of index rebalancing, elimination of dividend payments and acquisitions.

AEW Diversified REIT Segment

The U.S. REIT sector returned -7.07% for the 8-month period ended August 31, 2015, as measured by the MSCI U.S. REIT Index, lagging the S&P 500® Index, which returned -2.88% during the same period. The U.S. economy continued to perform well in 2015, with solid employment gains and robust GDP growth. However, concerns regarding a slowdown in China spurred volatility both domestically and abroad, particularly in July and August. Given the spike in market volatility, uncertainty regarding the timing of the initial hike in the federal funds rate also weighed on REITs, despite the fact that long-term yields were relatively flat during the year. Indeed, the 10-Year Treasury yield ended August at 2.22%, up only five basis points from year-end 2014 (a basis point is 1/100th of a percentage point). The segment’s REIT holdings benefited from positive stock selection results and positive sector allocation results. Among the strongest individual contributors were apartment company Equity Residential and storage companies Extra Space Storage and CubeSmart. Detractors from performance included apartment companies Essex Property Trust and UDR, Inc. and data center company DuPont Fabros Technology.

At the end of August, U.S. REITs traded on average at a 12% discount to net asset value, the lowest since 2009 during some of the worst days of the global financial crisis. This discount occurred even though the sector is much healthier due to a number of factors such as improving financial leverage, same-store net operating income (NOI) growth remaining above trend and the robust private real estate market. As a result of this disconnect between sector fundamentals and valuations, 29 U.S. real estate companies in 2015 announced share repurchase plans totaling $8.4 billion. Additionally, private equity firms announced the acquisition, on an all-cash basis, of five U.S. REITs.

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LOOMIS SAYLES MULTI-ASSET INCOME FUND

(formerly Natixis Diversified Income Fund)

Loomis Sayles Inflation Protected Securities Segment

The Loomis Sayles Inflation Protected Securities segment was the largest contributor to the Fund’s performance for the eight months ended August 31, 2015. Treasury inflation-protected securities (TIPS), which represented the segment’s largest allocation, contributed positively to absolute performance. Five- and 10-year breakeven rates (the difference between yields on nominal Treasuries and TIPS of the same maturity) advanced during most of the period before steadily declining into August. However, breakeven rates rose again toward the end of August. Nominal Treasury yields sold off during the period, and the segment’s shorter duration (less price sensitivity to interest rate changes) position relative to the benchmark contributed to performance. Positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) also helped, largely due to a structural underweight to short-duration TIPS. This was where real rates underperformed the most on the yield curve.

Loomis Sayles Multi-Sector Bond Segment

For the period ended August 31, 2015, the segment posted a negative absolute return for the partial period, primarily due to non-U.S.-dollar securities and investment grade corporate bonds. The U.S. dollar continued to appreciate versus other currencies, and issues denominated in the Brazilian real, Mexican peso and Indian rupee lagged. Meanwhile, investment grade securities generated mixed results but largely detracted from performance due to security selection among industrials. The commodity-linked basic industry and energy sectors weighed heavily on returns. Financial issues produced positive returns but were unable to offset declines from the industrials sector. We held short-maturity Treasuries as reserves, which detracted from performance. In addition, convertibles holdings in the energy, basic industry and technology sectors diminished returns.

High yield industrials contributed to performance during the partial period, benefiting from security selection and exposure to the technology and consumer non-cyclical sectors. High yield utilities, bank loans and preferred issues also contributed positively to return.

September 1, 2015 – December 31, 2015

For the 4-months ended December 31, 2015, Class A shares of the Loomis Sayles Multi-Asset Income Fund returned 1.95% at net asset value. The Fund outperformed its Benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.10%.

Exposure to real estate investment trusts (REITs) and U.S. dividend-paying equities largely accounted for the Fund’s positive performance. In addition, our global dividend-paying equity holdings aided absolute return. These gains more than offset losses from our exposure to investment-grade and high-yield fixed income and master limited partnerships (MLPs).

Despite a noticeable increase in rates across the short to intermediate portions of the U.S. yield curve, the Fund’s REITs performed well. Market anticipation for a September Fed hike (which didn’t materialize) derailed the REIT market and knocked down valuations to attractive levels — such that many REITs were trading at discounts to their underlying net

3  |

asset values. As bargain hunters stepped in and provided support, continued improvement in the labor market further fueled the recovery in residential, industrial and retail REITs.

After a volatile close to the third quarter, U.S. equity markets started off the fourth quarter strong, lifting dividend-paying stocks. As markets rebounded, investors poured money into beaten-down defensive sectors, energy names and growth alternatives in the technology and communications spaces. Though renewed cautious sentiment in December halted the rally, U.S. dividend-paying equities produced strong results during the last three months of the year. Similar to their U.S. counterparts, the Fund’s global dividend-paying equities contributed to return, particularly selected consumer non-cyclical, communications and industrial holdings.

High yield corporate bonds detracted from return, as spreads widened, causing U.S. and European bond returns to decline. Performance began to unravel mid-year due to concerns about China’s economic slowdown, global growth and plummeting commodity and energy prices. Declining corporate profitability and uncertainty about the path for Fed rate hikes created additional headwinds. Selected holdings in the energy, capital goods and basic materials industries were the main detractors. Similar to high yield, investment grade corporate bonds weighed on performance. Though declines were muted for the overall sector, the lowest-rated investment grade corporates were hit hard. Heavy corporate supply ahead of Fed rate increases to fund mergers and acquisitions, weakening corporate fundamentals, China and global growth concerns and significant commodity price weakness contributed to the poor performance. Selected holdings in the energy and basic materials industries were the primary detractors.

After a weak September, MLPs had a strong October. However, investor concerns mounted during November and December about their ability to meet distribution requirements when factoring in the amount of debt on their books. The Fund’s exposure to MLPs through exchange traded notes (ETNs) suffered significant losses as the entire sector produced weak results.

Outlook

We believe the Fed will remain data dependent, watching for a pick up in inflation before hiking again. We do not believe rates will rise materially during the year given weaker global growth expectations.

We believe U.S. dividends will be a core source of income in 2016. Continued volatility calls for tactical asset allocation to generate optimal risk-adjusted income. The commodity bear market continues to weigh on aggregate earnings, but most of the weakness has been contained in energy and industrials. Corporate write-offs are rising, especially in the energy sector, depressing earnings. Nonetheless, we believe 2016 should be a year of growth in aggregate.

The United States has moved closer to the later stages of the credit cycle, a cyclical pattern that follows credit availability and corporate health, with high yield revenue growth weakening and corporate health showing early signs of deterioration. The world is adjusting to a slower, less commodity-intensive China and tightening U.S. monetary policy. The adjustment also includes a new regime of slowing of global trade, slowing credit growth across emerging markets and a stronger U.S. dollar.

|  4

LOOMIS SAYLES MULTI-ASSET INCOME FUND

(formerly Natixis Diversified Income Fund)

Growth of $10,000 Investment in Class A Shares4

December 31, 2005 through December 31, 2015

5  |

Average Annual Total Returns — December 31, 20154

	1 Year	5 Years	10 Years	Life of Class N

Class A (Inception 11/17/05)
NAV	-1.96%	7.33%	6.29%	—%
With 4.25% Maximum Sales Charge[5]	-6.15	6.41	5.82	—

Class C (Inception 11/17/05)
NAV	-2.73	6.51	5.48	—
With CDSC[2]	-3.69	6.51	5.48	—

Class N (Inception 8/31/15)
NAV	—	—	—	1.91

Class Y (Inception 12/3/12)[1]
NAV	-1.72	7.40	6.32	—

Comparative Performance
Barclays U.S. Aggregate Bond Index[3]	0.55	3.25	4.51%	0.10

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Prior to the inception of Class Y shares (12/3/2012), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	The Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	The maximum sales charge on purchases of Class A shares was reduced from 4.50% to 4.25% on November 2, 2015. The Fund’s returns for Class A shares for all periods have been restated to reflect the current maximum applicable sales charge of 4.25%.

|  6

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Managers	Symbols
Dawn Mangerson	Class A MIMAX
James Grabovac, CFA®	Class C MIMCX
Lawrence Jones	Class Y MIMYX
Steve Wlodarski, CFA®
McDonnell Investment Management, LLC

Objective

The Fund seeks a high level of federal tax-exempt current income, consistent with the preservation of capital.

Market Conditions

U.S. interest rates and market indexes finished the year near where they started. However, that simple narrative fails to capture the evolving dynamics that drove market and economic development as the recovery lengthens and policymakers shift direction. The narrative as we entered 2015 was fairly clear as the trends dominating valuations and returns were quite strong coming into the year. As we begin 2016 these major trends appear more likely to continue than to suffer imminent reversal, but, how they might evolve and which new factors will play an important role will be the focus for investors as the new year unfolds. A cooling global economy, economic slowdown in China, weaker commodity prices, a stronger dollar and resultant downward pressure on inflation all played fundamental roles in last year’s market development. Major market trends during the year included:

•	Treasury yields rose modestly and the yield curve continued to flatten.

•	The municipal market outperformed as yields beyond the five-year portion of the curve declined modestly.

•	The S&P 500® Index seemed to be treading water but the cap-weighted index was bolstered by strong performance from a narrow list of market leaders amid broadly declining earnings momentum.

•	Commodity markets continued to weaken. Oil traded at an 11-year low and helped the broader Thomson Reuters Core Commodity CRB Index score a fresh 13-year low.

•	The U.S. dollar continued to power higher against most major currencies.

In a much anticipated move, the U.S. Federal Reserve (Fed) announced its first policy action to adjust short-term interest rates higher in nearly a decade. The Fed boosted its target for the federal funds rate to a range of 0.25% to 0.50%, marking the first move off the zero-lower bound in seven years. The statement accompanying the policy announcement noted that “in light of the current shortfall of inflation from 2%, the Committee will carefully monitor actual and expected progress toward its inflation goal.” This statement highlights an important divergence facing investors in the coming year. The median range of Fed member projections would place the federal funds rate at 1.4% at year-end 2016,

7  |

implying four additional quarter-point hikes while market-based estimates project only two additional moves. Whether the Fed or the markets have more accurately divined the future path of inflation and short-term interest rates will prove a critical development as the year unfolds. We expect a shallower and more gradual path of increase is more likely as expectations for a lift in inflation are based predominantly on a continuing drift higher in rent and medical care. While these price inputs are important factors they are not, in and of themselves, necessarily indicative of inflationary conditions. Unless and until wage pressures gather significant steam, it is difficult to envision an uptick in inflation developing from a blip into an embedded problem, particularly when placed within a broader context. The combination of weakening global growth and a strong dollar continue to favor a low level of U.S. inflation over the medium term.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of the McDonnell Intermediate Municipal Bond Fund returned 2.28% at net asset value after fund expenses. The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 3.06%.

Explanation of Fund Performance

Fund performance was positively affected by continued spread compression in lower quality securities within higher yielding sectors, particularly in the longer portion of the yield curve. High grade yields remained relatively range bound, ending the year just slightly lower than where they started. Strong demand remained in the municipal market and was reflected in positive shareholder flows into the Fund during the past year. New issue supply surged at the start of the year as a wave of refunding issuance prompted by an unexpectedly low rate environment prevailed. Refunding issuance moderated by mid-year, however it contributed to an increase in supply for the year and comprised fully two-thirds of total annual issuance. Positive contributors to performance included the Fund’s overweight in single A-rated securities across various sectors of the market. Security selection within the hospital, local general obligation and transportation sectors benefited performance. Finally, portfolio performance was enhanced by increased exposure to the longer end of the intermediate yield curve. The Fund’s overweight to shorter, higher quality securities was a drag on performance. In addition, the Fund’s overweight posture relative to the pre-refunded sector along with an underweight in the industrial development revenue/pollution control revenue (IDR/PCR) sector hampered performance.

Outlook

We expect the economic recovery to continue into its 8th year. Labor markets have improved further and consumer spending is healthy. Business fixed-investment has been somewhat disappointing thus far despite record corporate borrowing as stock buybacks and merger and acquisition activity have predominated. Global economic health is less robust, however, particularly in emerging market economies. Investors will likely keep a keen eye on China as efforts at economic transition have, to date, proven challenging as well as volatility-inducing both for Chinese markets and other risk assets worldwide. Also of critical importance will be the relative valuation of the dollar. The dollar has marched

|  8

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

higher against most currencies over the past year and a half. Whether this strength continues now that the Fed has embarked upon its effort to ‘normalize’ short-term rates or whether markets have already discounted future interest rate differentials remains to be seen. While rate markets may move higher in response to policy actions, we expect the environment will continue to favor limited potential for significant directional movement.

Municipal new issue volume going forward is expected to approximate last year’s range. Factors that could boost those totals include a flatter yield curve, recent strong outperformance of municipals versus U.S. Treasuries and perhaps somewhat lower interest rates than most analysts anticipate over the year ahead. Similarly, if rates were to move unexpectedly higher, it would likely dampen refunding issuance and curtail the principal source of recent supply. The credit quality of state and local issuers has broadly continued to improve as property markets rebound and the recovery continues. Historically, credit trends tend to lag developments in the broader economy and current developments have proven no exception. The Fund continues to implement a duration neutral posture while selectively pursuing investment in spread sectors such as hospital, transportation and higher education to enhance yield.

Growth of $10,000 Investment in Class A Shares4

December 31, 2012 (inception) through December 31, 2015

9  |

Average Annual Total Returns — December 31, 20154

	1 Year	Life of Fund

Class A (Inception 12/31/12)[1]
NAV	2.28%	1.84%
With 3.00% Maximum Sales Charge[5]	-0.80	0.80

Class C (Inception 12/31/12)[1]
NAV	1.63	1.09
With CDSC[2]	0.63	1.09

Class Y (Inception 12/31/12)[1]
NAV	2.63	2.17

Comparative Performance
Barclays 3-15 Year Blend Municipal Bond Index[3]	3.06	2.88

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	12/31/2012 represents the date shares were first registered for public sale under the Securities Act of 1933. 11/16/2012 represents commencement of operations for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Barclays 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	The maximum sales charge on purchases of Class A shares was reduced from 3.50% to 3.00% on November 2, 2015. The Fund’s returns for Class A shares for all periods have been restated to reflect the current maximum applicable sales charge of 3.00%.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Managers	Symbols
Large Cap Value Segment	Class A NEFSX
Harris Associates L.P.	Class B NESBX
All Cap Growth Segment	Class C NECCX
Loomis, Sayles & Company, L.P.	Class Y NESYX

Objective

The Fund seeks long-term growth of capital.

Market Conditions

Market observers and economists spent much of the year waiting for the Federal Reserve Board (Fed) to decide whether to normalize monetary policy after seven years of near zero interest rates. The Fed moved to increase the federal funds rate to .25 percent in December based on its belief that employment growth and overall U.S. economic growth were strong enough to withstand a rate increase. With that increase, the Fed formally diverged from the looser monetary policies undertaken by the European Central Bank and Bank of Japan. Weaker economic growth in Europe and Japan is the driver of accommodative monetary policies, which seek to stimulate economic growth.

Falling commodity prices caused by the strengthening U.S. dollar and slowing Chinese economy contributed to rising market volatility. Oil prices declined by more than 30% during 2015 and ended the year more than 70% off the highs reached during 2008. While the U.S. economy achieved growth rates in line with averages experienced since the financial crisis, growth lagged in both developed and emerging markets.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of the Natixis U.S. Equity Opportunities Fund returned 5.86% at net asset value. The Fund outperformed its primary benchmark, the S&P 500® Index, which returned 1.38%. The Fund also outperformed its secondary benchmark, the Russell 1000® Index, which returned 0.92%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:

•

The Harris Associates L.P. Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.”

•

The Loomis, Sayles & Company, L.P. All Cap Growth segment invests in equity securities, including common stocks, preferred stocks, convertible securities and warrants. This segment may invest in companies of any size.

Both segments contributed positively to the overall return of the Fund during the year.

11  |

Harris Associates Large Cap Value Segment

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, shares in the consumer discretionary sector gained the most value, while holdings in the energy sector posted the lowest return for calendar 2015.

The leading contributor to fund performance for the year was Amazon. As of the end of October, Amazon had returned over 100% since the beginning of the fiscal year. A third-quarter earnings report released in October showed earnings per share ($0.17 vs. -$0.13) and revenue ($25.36 billion vs. $24.88 billion) figures that beat consensus outlook, which helped to make this name a top contributor based on excess return. We subsequently sold out of our position in the first week of November as it reached our estimation of its intrinsic value.

Apache was the largest detractor from fund performance in the calendar year. The company saw shares fall 28% during 2015. As with most oil and gas exploration and production companies, Apache’s share price has been adversely affected by persistently weak oil and natural gas prices. In this challenging environment, the company is focused on improving capital efficiency, both through the efficient development of U.S. shale assets and the low-cost growth of international assets. Firm-wide operating costs continue to fall, and capital expenditure has decreased by almost 60% this year. We believe Apache’s capital productivity is improving at a faster pace than its global peers, which helps its position on the cost curve. Apache has what we consider to be a healthy balance sheet, which should allow the company to endure a prolonged downturn, and we expect that an eventual commodity price recovery will highlight the growing value of Apache’s underappreciated asset base.

Loomis Sayles All Cap Growth Segment

For the period, the All Cap Growth segment posted a positive absolute return. We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value (our estimate of the true worth of a business, which we define as the present value of all expected future cash flows to a company). Holdings in the consumer discretionary, financials, consumer staples, energy and industrials sectors contributed to relative return, while holdings in the information technology and healthcare sectors detracted from relative performance.

Amazon.com, Monster Beverage and Alphabet were among the largest contributors to the Fund’s performance. Rebounding from lows in the previous period, Amazon was the top contributor this period, reporting strong 25% worldwide revenue growth year over year with gross merchandise volume growing at an even faster pace. With its growth more than two times that of the e-commerce market and several multiples higher than the low single-digit growth in the overall retail market, Amazon continued to take market share. Amazon’s third-party sales, one of the largest drivers of expanding gross margins, increased from 15% to 18% of total revenue, growing two to three times faster than Amazon’s first-party sales,

|  12

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

which accounted for about 70% of total revenue. Amazon Web Services posted impressive growth and stronger-than-expected margins. Free cash flow increased significantly, by almost five-fold, to $5.4 billion compared with $1.1 billion a year ago. Energy drink company Monster Beverage was a top contributor and reported 10% year-over-year growth in net revenues. Robust 19% net revenue growth in the most recent quarter reflects the emergent positive impact of Monster’s strategic partnership with Coca-Cola, which took effect in June 2015. We believe Monster’s global distribution agreement with Coca-Cola will allow Monster to realize faster global expansion and profitability. Monster’s transition to Coca-Cola bottlers around the world is progressing steadily with reported share improvements in countries where the transition is complete. Gross and operating margins improved each quarter in the period compared with the year-ago quarter due to scale in new markets, an increase in lower cost local production, a positive mix of product sales and lower quarterly operating expenses. Alphabet, the parent company of Google, reported solid results throughout the period. The company’s core business, Google advertising (approximately 90% of total revenue), posted low- to mid-teen quarterly growth in reported revenue. YouTube delivered significant growth in advertising revenue and length of viewer watch sessions. Mobile search queries, another key driver of growth, represented more than 50% of total searches by the end of the period. Total acquisition costs declined during the period, margins improved, and free cash flow growth was robust. Capital expenditures remained somewhat elevated but declined throughout the period. We believe Amazon, Monster Beverage and Alphabet are well positioned to benefit from strong, sustained growth and continue to sell at meaningful discounts to intrinsic value.

Qualcomm, Greenhill & Co. and Oracle were among the largest detractors. Shares of mobile device chip designer and manufacturer Qualcomm came under pressure during the period. Although the company has signed deals with some of the largest smartphone manufacturers, implementation of new licensing agreements and improved device reporting progressed more slowly than anticipated following the company’s settlement with China’s antitrust regulators. In Qualcomm’s chipset business, the loss of market share in the premium-tier market and higher share in the low- and mid-tier markets negatively skewed near-term revenue. The company reported progress on its extensive strategic realignment plan to improve shareholder value. We believe the market remains focused on the volatility of Qualcomm’s chipset business performance and underestimates its licensing royalty business, which generates more than 60% of operating profits and an even greater portion of the company’s free cash flow. We took advantage of price weakness to add to our position. Investment bank Greenhill reported mergers and acquisitions deal volume growth during the period that expanded its market share. However, completed transaction volume was down significantly given the longer timeline for large, complex deals and the somewhat random nature of transaction completion. Pre-tax profit margins and earnings declined primarily due to expenses related to the acquisition of Cogent Partners. With completed transactions yet to peak, we believe Greenhill is well positioned to benefit from the mergers and acquisitions cycle. Oracle, a leader in enterprise software, reported weaker-than-expected results and near-term pressure on revenue as it transitions to a subscription-based cloud computing solutions from its traditional offering in which revenue is paid upfront. Over time, we expect the shift to the cloud computing model will lead to faster growth

13  |

given its higher customer lifetime value. With robust growth of about 30% during the period, the cloud business grew from 3% to approximately 5% of total revenue. Oracle also remains the world leader in its traditional, on-premise data management offerings with solid margins and strong free cash flow. Given its high-quality business model, the long-term growth drivers of Oracle’s cloud transition and the stock’s attractive valuation, we increased our position. We believe Qualcomm, Greenhill and Oracle continue to sell at meaningful discounts to their intrinsic value.

Growth of $10,000 Investment in Class A Shares4

December 31, 2005 through December 31, 2015

See notes to chart on page 15.

|  14

NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Average Annual Total Returns — December 31, 20154

	1 Year	5 Years	10 Years

Class A (Inception 7/7/94)
NAV	5.86%	13.19%	9.12%
With 5.75% Maximum Sales Charge	-0.22	11.86	8.48

Class B (Inception 7/7/94)
NAV	5.06	12.36	8.32
With CDSC[1]	0.16	12.13	8.32

Class C (Inception 7/7/94)
NAV	5.06	12.35	8.31
With CDSC[1]	4.08	12.35	8.31

Class Y (Inception 11/15/94)
NAV	6.11	13.48	9.43

Comparative Performance
S&P 500® Index[2]	1.38	12.57	7.31
Russell 1000® Index[3]	0.92	12.44	7.40

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

15  |

SEEYOND MULTI-ASSET ALLOCATION FUND

Managers	Symbols
Simon Aninat	Class A SAFAX
Frédéric Babu	Class C SAFCX
Stéphanie Bigou	Class Y SAFYX
Jonathan M. Birtwell
Didier Jauneaux
Frank Trividic
Yufeng Xie
Natixis Asset Management U.S., LLC (“Natixis AM US”)

Objective

The Fund seeks long-term growth of capital by investing in a range of securities and asset classes across global markets.

Market Conditions

The first half of 2015 was characterized by cautious optimism as the U.S. recovery remained on solid enough footing for the U.S. Federal Reserve (Fed) to consider becoming the first major central bank to increase interest rates since 2011. China appeared to be skillfully threading the needle, avoiding a hard landing. European and Japanese central bankers made good on their rhetoric by adding further monetary, fiscal and structural stimulus to their economies. The U.S. dollar’s strength became the main headline, appreciating more than 8% (on a trade-weighted basis) through early July.

The second half of the year started on a different note as European leaders were mired in seemingly endless negotiations, attempting to agree on terms that would restructure Greek debt for a third time in almost as many years. Almost immediately after European officials were able to agree on terms for an additional Greek bailout, Chinese authorities surprised investors with currency devaluation in August, signaling that persistent growth concerns may indeed be warranted. Europe’s structural headwinds, combined with renewed Chinese growth concerns, directly influenced the market’s confidence in the Fed’s ability to increase interest rates. As if this were not enough uncertainty for investors to digest, geopolitical tensions came to a boil as we moved through 2015. Fringe social and political movements made meaningful gains in 2015, fueled by stagnating economic opportunity, heightened conflict in the Middle East and lower energy prices.

These macro risks, combined with a new, untested market structure borne out of the post global financial crisis regulatory environment, made for a rocky second half of 2015. More specifically, investors have witnessed market liquidity become increasingly fragile due to an abundance of issuance coupled with less market making activity, all within the context of complex, post-financial crisis regulatory schemes. As we learned in October of 2014 and August of 2015, this new and evolving market structure may not be fully prepared to withstand stressors that traditionally accompany healthy market corrections.

|  16

SEEYOND MULTI-ASSET ALLOCATION FUND

As a result, global asset prices realized higher volatility in 2015 as compared to recent years. With the removal of the implicit backstop of the Fed, renewed growth concerns across the world’s major economies, enhanced geopolitical instability and weaker asset market liquidity, there was ample fuel to fan the flames of uncertainty. Investors exited 2015 scratching their heads, with many more questions than answers.

Performance Results

For the period ended December 31, 2015, Class A shares of the Seeyond Multi-Asset Allocation Fund returned -5.39% at net asset value. The Fund underperformed its benchmark MSCI ACWI (Net), which returned -2.36%. The Fund underperformed its secondary benchmark, which returned -2.62%. This benchmark is a blended, unmanaged index composed of 60% MSCI ACWI (Net) and 40% Citigroup World Global Bond Index. We believe that the blended benchmark represents a better comparison than the primary, pure equity benchmark because of the Fund’s investments in a variety of asset classes.

Explanation of Fund Performance

The Fund entered the year overweight equities, specifically in Europe, which proved the main detractor to performance over the period. That said the Fund was well positioned to take advantage of the team’s core 2015 theme of reflation across other asset classes. The Fund’s overweight to the U.S. dollar produced strong results due to the fact that the majority of global central banks were working hard to stimulate demand via monetary policy and the U.S. was on the verge of normalizing interest rates. The Fund effectively steered clear of the weakness in emerging market equities, maintaining an underweight throughout the year on concerns of weak commodity prices, and the need to begin deleveraging in order to effectively rebalance emerging market economies.

The Fund maintained its overweight equity position into the second half of the year, navigated the summer’s Greek debt crisis skillfully. Drawing on the firm’s unique European expertise, the Fund was correctly positioned for a successful resolution between Greece and its European creditors. However, when Chinese officials announced a surprise yuan devaluation in August the Fund’s overweight in equities suffered as a result. What ended up being a relatively minor devaluation in the yuan triggered a sell-off of nearly 10% in the MSCI ACWI Index, with the market concluding that China was in need of a demand boost aided by a weaker currency. The devaluation and subsequent sell-off in risk assets set the tone for the remainder of 2015, as all assets became increasingly sensitive to perceived risks in the market. The Fund ended the period with a 61% weighting to equity securities.

The Fund maintained a neutral duration position over the course of 2015. With sovereign interest rates at historical lows, the Fund avoided outsized duration risk at this time, opting instead to take advantage of relative values found across developed market interest rate yield curves. On average, the Fund favored an overweight position at the long-end of the yield curve while remaining underweight the short-end in anticipation of U.S. short-term rate increases. At the end of the period, the Fund’s modified duration was 2.6 years.

17  |

The Fund’s currency positioning was again the largest positive contributor to relative performance. The Fund maintained its dollar overweight throughout the year, most notably versus the yen, euro, Canadian dollar and Australian dollar. As of December 31, 2015 the Fund’s exposure to non-U.S. dollar currencies accounted for 32.8% of the portfolio. The Fund’s volatility positioning was a small detractor to the portfolio’s performance over the period. It was a tough year for volatility trading as investors around the world were constantly on edge in anticipation of possible U.S. Fed rate hikes. This behavior caused short bursts of higher realized volatility with subsequent normalization, which tends to adversely affect the volatility strategy. The Fund ended the period with -0.05% sensitivity to a 1% move in volatility

Given our view on the global monetary cycle, the Fund remains overweight US dollars, while specifically avoiding commodity-linked assets which historically have been adversely affected by a strengthening dollar.

Outlook

The management team is hoping that 2016 will begin to answer many of the lingering questions that remain unresolved post global financial crisis. First and foremost, to what extent will the Fed be able to normalize interest rate policy without disrupting the fragile global economic recovery? Will China be able to effectively avoid a hard landing while simultaneously liberating its capital markets? We had a sneak peek of the challenges China faces this past summer when the market punished Chinese shares after the government announced it was stepping in to support equity prices. Will the European and Japanese structural recoveries finally start to emerge in sustainable form, resulting in improving long-term growth?

It is safe to say that there is no modern historical precedent for the current environment and therefore, we must remain modest in our forecasts. What we do know is that we are most likely in the later innings of an economic reflationary cycle and asset prices have responded as such. The United States has now begun normalizing interest rates, while most others remain accommodative to varying degrees. This should continue to bode well for assets priced in U.S. dollars. Given our view on the global monetary cycle, the Fund remains overweight US dollars, while specifically avoiding commodity-linked assets which historically have been adversely affected by a strengthening dollar. We see acute risks among the net commodity exporters and those who have issued large amounts of U.S. dollar-denominated debt such as much of Southeast Asia. Outside of the direct influence that a strong dollar has on the assets mentioned above, it should put additional downward pressure on corporate earnings in the United States while providing a tailwind to foreign issuers’ earnings with weakening currencies. Therefore, we continue to favor European and Japanese shares. We would expect that cheaper commodity prices should provide a nice tailwind to net commodity importers across the globe and specifically benefit U.S. consumers, who account for a large percentage of global output.

|  18

SEEYOND MULTI-ASSET ALLOCATION FUND

To summarize, we could draw an analogy between the current environment and a ship (the global economy) moored at sea. Up until very recently, this ship had a number of anchors cast, tethering it securely in place. Slowly, over time, these anchors have been lifted one by one, including the removal of the Fed’s backstop to the global economy, higher commodity prices that previously sustained emerging markets, the weaker dollar and a more robust liquidity environment. Without these anchors, the economy and markets may find themselves relatively unmoored, exposed to the uncertainty of the prevailing winds. This position is not necessarily fraught with danger, as long as we are able to effectively navigate the obstacles of choppier seas, which may lie ahead. Despite the challenges, we take solace in the fact that the Seeyond Multi-Asset Allocation Fund was built to take advantage of markets of this nature. We believe the Fund’s liquid, flexible nature and its volatility mandate is well positioned to take advantage of relative value across asset classes all while favoring a tactical approach given the complex environment.

Growth of $10,000 Investment in Class A Shares4

July 23, 2014 (inception) through December 31, 2015

19  |

Average Annual Total Returns — December 31, 20154

	1 Year	Life of Fund

Class A (Inception 7/23/14)
NAV	-5.39%	-5.92%
With 5.75% Maximum Sales Charge	-10.82	-9.71

Class C (Inception 7/23/14)
NAV	-6.14	-6.64
With CDSC[1]	-7.06	-6.64

Class Y (Inception 7/23/14)
NAV	-5.17	-5.70

Comparative Performance
MSCI ACWI Index (Net)[2]	-2.36	-3.57
Blended Index[3]	-2.62	-4.36

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI ACWI Index (Net) represents the performance of 47 markets in both the developed and emerging markets in Africa, Europe, North America and South America.

3	The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index (Net)/40% Citigroup World Government Bond Index. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancing of the Fund’s investment portfolio, and the relative weightings of the asset classes in the Fund will generally differ to some extent from the weightings in the Blended Index. You may not invest directly in an index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  20

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the 12-months ended June 30, 2015 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2015 through December 31, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  22

LOOMIS SAYLES MULTI-ASSET INCOME FUND (formerly Natixis Diversified Income Fund)	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$1,002.80	$5.20	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24	*
Class C
Actual	$1,000.00	$998.90	$9.07	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15	*
Class N
Actual	$1,000.00	$1,019.10	$2.19	[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	*
Class Y
Actual	$1,000.00	$1,004.90	$4.04	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	*

*	Hypothetical expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.03%, 1.80%, 0.65% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

1	Actual expenses for Class A, C and Y are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.03%, 1.80% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

2	Class N commenced operations on August 31, 2015. Actual expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement) of 0.65%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (122), divided by 365 (to reflect the partial period).

MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$1,024.90	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Class C
Actual	$1,000.00	$1,021.20	$7.39
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37
Class Y
Actual	$1,000.00	$1,026.10	$2.30
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.70%, 1.45% and 0.45% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

23  |

NATIXIS U.S. EQUITY OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$1,028.80	$6.39
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36
Class B
Actual	$1,000.00	$1,025.10	$10.16
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11
Class C
Actual	$1,000.00	$1,025.10	$10.21
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16
Class Y
Actual	$1,000.00	$1,030.20	$5.12
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.25%, 1.99%, 2.00% and 1.00% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

SEEYOND MULTI-ASSET ALLOCATION FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$942.60	$6.61
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87
Class C
Actual	$1,000.00	$939.10	$10.31
Hypothetical (5% return before expenses)	$1,000.00	$1,014.57	$10.71
Class Y
Actual	$1,000.00	$943.80	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65

*	Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement), including interest expense: 1.35%, 2.11% and 1.11% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

|  24

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund*

Shares	Description	Value (†)
Common Stocks — 68.2% of Net Assets
	Aerospace & Defense — 1.8%
642	Boeing Co. (The)	$92,827
6,339	Lockheed Martin Corp.	1,376,514
7,009	United Technologies Corp.	673,354

		2,142,695

	Air Freight & Logistics — 0.2%
3,734	bpost S.A.	91,623
13,141	Royal Mail PLC	86,072
911	United Parcel Service, Inc., Class B	87,665

		265,360

	Auto Components — 0.1%
3,378	Johnson Controls, Inc.	133,397

	Automobiles — 0.2%
8,032	General Motors Co.	273,168

	Banks — 4.2%
27,000	Aozora Bank Ltd.	94,225
6,131	Bank of Hawaii Corp.	385,640
154	Banque Cantonale Vaudoise	97,700
14,337	BB&T Corp.	542,082
7,692	F.N.B. Corp.	102,611
7,448	First Niagara Financial Group, Inc.	80,811
7,652	FirstMerit Corp.	142,710
14,509	JPMorgan Chase & Co.	958,029
45,600	Mizuho Financial Group, Inc.	91,200
5,816	PacWest Bancorp	250,670
9,224	People’s United Financial, Inc.	148,968
3,340	PNC Financial Services Group, Inc. (The)	318,335
2,400	Sumitomo Mitsui Financial Group, Inc.	90,578
8,004	Trustmark Corp.	184,412
4,746	U.S. Bancorp	202,512
7,210	United Bankshares, Inc.	266,698
9,685	Valley National Bancorp	95,397
19,766	Wells Fargo & Co.	1,074,480

		5,127,058

	Beverages — 1.1%
8,878	Britvic PLC	95,121
6,836	Coca-Cola Co. (The)	293,674
1,039	Dr Pepper Snapple Group, Inc.	96,835
8,529	PepsiCo, Inc.	852,218

		1,337,848

	Biotechnology — 0.8%
5,961	AbbVie, Inc.	353,130
3,268	Amgen, Inc.	530,494

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Shares	Description	Value (†)
	Biotechnology — continued
17,526	PDL BioPharma, Inc.	$62,042

		945,666

	Capital Markets — 0.2%
6,101	Federated Investors, Inc., Class B	174,794
96,000	Haitong International Securities Group Ltd.	58,536

		233,330

	Chemicals — 0.7%
8,351	Dow Chemical Co. (The)	429,910
388	LyondellBasell Industries NV, Class A	33,717
5,624	Olin Corp.	97,070
2,380	PPG Industries, Inc.	235,192

		795,889

	Commercial Services & Supplies — 0.9%
2,752	Intrum Justitia AB	93,644
6,988	Pitney Bowes, Inc.	144,302
11,145	R.R. Donnelley & Sons Co.	164,054
5,797	Republic Services, Inc.	255,010
10,000	Toppan Printing Co. Ltd.	92,132
6,070	Waste Management, Inc.	323,956

		1,073,098

	Communications Equipment — 0.8%
18,214	Cisco Systems, Inc.	494,601
9,072	QUALCOMM, Inc.	453,464

		948,065

	Containers & Packaging — 0.8%
5,625	Avery Dennison Corp.	352,462
9,491	Greif, Inc., Class A	292,418
3,475	International Paper Co.	131,008
6,013	Sonoco Products Co.	245,751

		1,021,639

	Distributors — 0.6%
8,865	Genuine Parts Co.	761,415

	Diversified Financial Services — 0.6%
8,654	CME Group, Inc.	784,052

	Diversified Telecommunication Services — 1.9%
14,784	AT&T, Inc.	508,718
43,464	Bezeq The Israeli Telecommunication Corp. Ltd.	95,680
19,132	CenturyLink, Inc.	481,361
10,000	HKT Trust & HKT Ltd.	12,774
42,693	Spark New Zealand Ltd.	96,130
24,789	Verizon Communications, Inc.	1,145,748

		2,340,411

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Shares	Description	Value (†)
	Electric Utilities — 2.1%
11,000	CLP Holdings Ltd.	$93,236
3,906	Edison International	231,274
9,930	Entergy Corp.	678,815
8,245	Exelon Corp.	228,964
5,794	NextEra Energy, Inc.	601,939
3,836	Pinnacle West Capital Corp.	247,345
12,687	PPL Corp.	433,007
4,359	SSE PLC	97,876

		2,612,456

	Electrical Equipment — 0.9%
15,806	Eaton Corp. PLC	822,544
7,033	Emerson Electric Co.	336,389

		1,158,933

	Food & Staples Retailing — 0.7%
3,252	CVS Health Corp.	317,948
6,340	Kroger Co. (The)	265,202
6,490	Sysco Corp.	266,090

		849,240

	Food Products — 1.2%
1,780	Cal-Maine Foods, Inc.	82,485
5,798	Campbell Soup Co.	304,685
6,588	General Mills, Inc.	379,864
3,320	Mead Johnson Nutrition Co.	262,114
7,734	Mondelez International, Inc., Class A	346,793
11,321	Orkla ASA	89,310

		1,465,251

	Gas Utilities — 0.3%
2,331	AmeriGas Partners LP	79,883
24,000	Osaka Gas Co. Ltd.	86,687
12,707	Questar Corp.	247,532

		414,102

	Health Care Equipment & Supplies — 0.1%
1,199	ResMed, Inc.	64,374

	Health Care Providers & Services — 0.2%
1,085	Cardinal Health, Inc.	96,858
2,527	HealthSouth Corp.	87,965
1,397	Quest Diagnostics, Inc.	99,382

		284,205

	Hotels, Restaurants & Leisure — 1.6%
743	Cracker Barrel Old Country Store, Inc.	94,235
8,957	Darden Restaurants, Inc.	570,023
16,799	Hilton Worldwide Holdings, Inc.	359,499

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — continued
7,459	McDonald’s Corp.	$881,206

		1,904,963

	Household Durables — 0.9%
8,052	Garmin Ltd.	299,293
7,877	Leggett & Platt, Inc.	330,992
8,514	Tupperware Brands Corp.	473,804

		1,104,089

	Household Products — 2.0%
6,479	Clorox Co. (The)	821,732
7,041	Kimberly-Clark Corp.	896,319
8,915	Procter & Gamble Co. (The)	707,940

		2,425,991

	Industrial Conglomerates — 1.4%
4,450	Danaher Corp.	413,316
43,246	General Electric Co.	1,347,113

		1,760,429

	Insurance — 1.7%
6,657	Arthur J. Gallagher & Co.	272,538
1,859	Aspen Insurance Holdings Ltd.	89,790
3,621	Assured Guaranty Ltd.	95,703
7,326	Cincinnati Financial Corp.	433,479
9,334	Mercury General Corp.	434,684
6,578	MetLife, Inc.	317,125
10,447	Old Republic International Corp.	194,628
2,304	Prudential Financial, Inc.	187,569
1,495	RLI Corp.	92,316

		2,117,832

	Internet Software & Services — 0.2%
2,200	Mixi, Inc.	82,287
19,233	Moneysupermarket.com Group PLC	104,043

		186,330

	IT Services — 0.6%
878	Accenture PLC, Class A	91,751
1,769	Paychex, Inc.	93,562
5,564	Visa, Inc., Class A	431,488
4,949	Western Union Co. (The)	88,637

		705,438

	Leisure Products — 0.4%
1,328	Hasbro, Inc.	89,454
12,822	Mattel, Inc.	348,374

		437,828

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Shares	Description	Value (†)
	Media — 0.9%
5,033	Cinemark Holdings, Inc.	$168,253
1,442	Comcast Corp., Class A	81,372
7,124	Meredith Corp.	308,113
1,136	Omnicom Group, Inc.	85,950
19,733	TEGNA, Inc.	503,586

		1,147,274

	Metals & Mining — 0.2%
6,800	Commercial Metals Co.	93,092
2,864	Nucor Corp.	115,419

		208,511

	Multi-Utilities — 0.9%
15,486	CenterPoint Energy, Inc.	284,323
2,842	Dominion Resources, Inc.	192,233
6,371	National Grid PLC	87,866
10,002	PG&E Corp.	532,006

		1,096,428

	Multiline Retail — 0.1%
1,290	Target Corp.	93,667

	Oil, Gas & Consumable Fuels — 4.0%
18,021	Chevron Corp.	1,621,169
17,738	Columbia Pipeline Group, Inc.	354,760
1,027	CVR Energy, Inc.	40,412
11,711	Exxon Mobil Corp.	912,872
3,783	Hess Corp.	183,400
6,839	HollyFrontier Corp.	272,808
8,079	Occidental Petroleum Corp.	546,221
10,900	ONEOK, Inc.	268,794
17,829	Scorpio Tankers, Inc.	142,989
10,000	TonenGeneral Sekiyu KK	84,420
6,052	Valero Energy Corp.	427,937

		4,855,782

	Paper & Forest Products — 0.2%
7,614	Domtar Corp.	281,337

	Pharmaceuticals — 3.3%
13,027	Bristol-Myers Squibb Co.	896,127
12,109	Eli Lilly & Co.	1,020,304
8,381	Johnson & Johnson	860,896
6,668	Merck & Co., Inc.	352,204
2,700	Otsuka Holdings Co. Ltd.	95,928
21,321	Pfizer, Inc.	688,242
1,455	Teva Pharmaceutical Industries Ltd.	94,926

		4,008,627

	Real Estate Management/Services — 0.1%
2,475	Four Corners Property Trust, Inc.(b)	59,796

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Shares	Description	Value (†)
	REITs – Apartments — 5.9%
15,500	American Campus Communities, Inc.	$640,770
13,300	AvalonBay Communities, Inc.	2,448,929
13,000	Camden Property Trust	997,880
38,500	Equity Residential	3,141,215

		7,228,794

	REITs – Diversified — 1.7%
16,500	American Assets Trust, Inc.	632,775
26,900	DuPont Fabros Technology, Inc.	855,151
15,600	STORE Capital Corp.	361,920
2,000	Vornado Realty Trust	199,920

		2,049,766

	REITs – Hotels — 1.0%
48,300	Host Hotels & Resorts, Inc.	740,922
21,100	RLJ Lodging Trust	456,393

		1,197,315

	REITs – Manufactured Homes — 0.8%
14,200	Equity Lifestyle Properties, Inc.	946,714

	REITs – Office Property — 1.8%
34,100	BioMed Realty Trust, Inc.	807,829
17,100	Douglas Emmett, Inc.	533,178
47,600	Piedmont Office Realty Trust, Inc., Class A	898,688

		2,239,695

	REITs – Regional Malls — 3.2%
11,900	Simon Property Group, Inc.	2,313,836
15,800	Tanger Factory Outlet Centers, Inc.	516,660
14,500	Taubman Centers, Inc.	1,112,440

		3,942,936

	REITs – Shopping Centers — 2.8%
22,000	Acadia Realty Trust	729,300
50,600	DDR Corp.	852,104
9,400	Federal Realty Investment Trust	1,373,340
27,100	Retail Opportunity Investments Corp.	485,090

		3,439,834

	REITs – Single Tenant — 0.4%
12,600	National Retail Properties, Inc.	504,630

	REITs – Storage — 3.4%
27,000	CubeSmart	826,740
5,400	Extra Space Storage, Inc.	476,334
11,500	Public Storage	2,848,550

		4,151,624

	REITs – Warehouse/Industrials — 2.3%
52,700	ProLogis, Inc.	2,261,884

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Shares	Description	Value (†)
	REITs – Warehouse/Industrials — continued
35,800	Rexford Industrial Realty, Inc.	$585,688

		2,847,572

	Road & Rail — 0.3%
11,357	CSX Corp.	294,714
18,915	National Express Group PLC	92,499

		387,213

	Semiconductors & Semiconductor Equipment — 0.9%
22,501	Cypress Semiconductor Corp.(b)	220,735
13,313	Intel Corp.	458,633
7,690	Texas Instruments, Inc.	421,489

		1,100,857

	Software — 1.0%
23,089	Microsoft Corp.	1,280,978

	Specialty Retail — 0.5%
6,099	American Eagle Outfitters, Inc.	94,534
474	Best Buy Co., Inc.	14,433
10,860	Guess?, Inc.	205,037
975	L Brands, Inc.	93,425
6,288	Staples, Inc.	59,547
6,000	USS Co. Ltd.	90,155

		557,131

	Technology Hardware, Storage & Peripherals — 0.4%
9,474	EMC Corp.	243,292
8,252	Seagate Technology PLC	302,519

		545,811

	Thrifts & Mortgage Finance — 0.2%
18,165	New York Community Bancorp, Inc.	296,453

	Tobacco — 2.5%
21,737	Altria Group, Inc.	1,265,311
1,620	British American Tobacco PLC	89,965
1,736	Imperial Tobacco Group PLC	91,691
2,600	Japan Tobacco, Inc.	95,456
16,516	Philip Morris International, Inc.	1,451,922
910	Swedish Match AB	32,157
3,673	Vector Group Ltd.	86,646

		3,113,148

	Transportation Infrastructure — 0.1%
32,100	SATS Ltd.	86,825

	Wireless Telecommunication Services — 0.1%
4,700	NTT DOCOMO, Inc.	96,405

	Total Common Stocks (Identified Cost $77,936,192)	83,439,675

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 20.6%
	Aerospace & Defense — 1.4%
$1,750,000	KLX, Inc., 5.875%, 12/01/2022, 144A	$1,662,500

	Banking — 6.4%
600,000	Banco Santander Brasil S.A., 8.000%, 3/18/2016, 144A, (BRL)	148,830
2,800,000	Deutsche Bank AG, (fixed rate to 4/30/2025, variable rate thereafter), 7.500%(c)	2,730,000
1,955,000	Intesa Sanpaolo SpA, (fixed rate to 9/17/2025, variable rate thereafter), 7.700%, 144A(c)	1,989,213
175,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	135,381
100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	73,405
40,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(c)	43,285
2,725,000	Societe Generale S.A., (fixed rate to 12/18/2023, variable rate thereafter), 7.875%, 144A(c)	2,714,918

		7,835,032

	Building Materials — 0.0%
300,000	Odebrecht Finance Ltd., 8.250%, 4/25/2018, 144A, (BRL)	40,758

	Chemicals — 0.3%
200,000	Hercules, Inc., 6.500%, 6/30/2029	169,000
350,000	Hexion, Inc., 8.875%, 2/01/2018	246,750

		415,750

	Electric — 0.3%
88,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	26,468
250,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	284,687

		311,155

	Government Owned – No Guarantee — 0.2%
52,400(††)	Petroleos Mexicanos, 7.470%, 11/12/2026, (MXN)	272,883

	Independent Energy — 1.2%
2,774,000	Chesapeake Energy Corp., 8.000%, 12/15/2022, 144A	1,345,390
40,000	QEP Resources, Inc., 5.250%, 5/01/2023	28,400
100,000	Whiting Petroleum Corp., 6.500%, 10/01/2018	75,750

		1,449,540

	Metals & Mining — 0.8%
1,020,000	Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.750%, 2/01/2022	627,300
440,000	Glencore Finance Canada Ltd., 2.700%, 10/25/2017, 144A	402,600

		1,029,900

	Midstream — 1.7%
2,250,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/2018, 144A	2,081,250

	Refining — 1.6%
2,000,000	Western Refining, Inc., 6.250%, 4/01/2021	1,920,000

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Principal Amount (‡)	Description	Value (†)
	Supranational — 1.3%
33,450,000	European Bank for Reconstruction & Development, GMTN, 6.000%, 3/03/2016, (INR)	$504,918
1,440,000,000	International Bank for Reconstruction & Development, 4.500%, 8/03/2017, (COP)	444,543
136,000,000	International Bank for Reconstruction & Development, EMTN, 4.250%, 2/05/2016, (CLP)	191,728
26,380,000	International Finance Corp., 7.800%, 6/03/2019, (INR)	408,842
435,000	International Finance Corp., GMTN, 10.500%, 4/17/2018, (BRL)	105,774

		1,655,805

	Treasuries — 0.6%
20,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(d)	12,369
20,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(d)	12,248
10,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(d)	6,191
48,800(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	332,664
10,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	234,566
700,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	150,395

		748,433

	Wireless — 1.2%
4,000,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	221,188
1,220,000	Sprint Communications, Inc., 6.000%, 12/01/2016	1,217,712

		1,438,900

	Wirelines — 3.6%
1,355,000	Frontier Communications Corp., 8.875%, 9/15/2020, 144A	1,371,938
920,000	Frontier Communications Corp., 10.500%, 9/15/2022, 144A	916,550
400,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	70,976
1,980,000	Windstream Services LLC, 7.875%, 11/01/2017	2,025,560

		4,385,024

	Total Bonds and Notes (Identified Cost $28,758,604)	25,246,930

Senior Loans — 3.2%
	Cable Satellite — 1.6%
2,047,300	TWCC Holding Corp., 2nd Lien Term Loan, 6/26/2020(e)	2,038,988

	Airlines — 1.5%
1,863,636	Gol LuxCo S.A., 1st Lien Term Loan, 6.500%, 8/31/2020(f)	1,807,727

	Retailers — 0.1%
124,796	Staples, Inc., Term Loan B, 4/07/2021(e)	123,184

	Total Senior Loans (Identified Cost $3,898,447)	3,969,899

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Shares	Description	Value (†)
Preferred Stocks — 2.8%
Non-Convertible Preferred Stocks — 2.6%
	Banking — 2.6%
1,824	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	$46,986
45,000	Citigroup, Inc., Series L, 6.875%	1,233,900
4,125	Countrywide Capital IV, 6.750%	104,363
48,000	JPMorgan Chase & Co., Series BB, 6.150%	1,243,200
20,424	SunTrust Banks, Inc., Series E, 5.875%	528,777

		3,157,226

	Total Non-Convertible Preferred Stocks (Identified Cost $3,063,118)	3,157,226

Convertible Preferred Stock — 0.2%
	Metals & Mining — 0.2%
6,837	Alcoa, Inc., Series 1, 5.375% (Identified Cost $334,565)	227,741

	Total Preferred Stocks (Identified Cost $3,397,683)	3,384,967

Closed-End Investment Companies — 0.7%
56,147	Prudential Short Duration High Yield Fund, Inc. (Identified Cost $822,202)	819,746

Principal Amount (‡)
Short-Term Investments — 5.8%
$7,050,949	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $7,050,973 on 1/04/2016 collateralized by $7,185,000 U.S. Treasury Note, 1.625% due 7/31/2020 valued at $7,193,981 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,050,949)	7,050,949

	Total Investments — 101.3% (Identified Cost $121,864,077)(a)	123,912,166
	Other assets less liabilities — (1.3)%	(1,594,049)

	Net Assets — 100.0%	$122,318,117

*	Formerly Natixis Diversified Income Fund.
(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

(a)	Federal Tax Information:
At December 31, 2015, the net unrealized appreciation on investments based on a cost of $121,989,021 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$8,460,475
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,537,330)

	Net unrealized appreciation	$1,923,145

(b)	Non-income producing security.
(c)	Perpetual bond with no specified maturity date.
(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(e)	Position is unsettled. Contract rate was not determined at December 31, 2015 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(f)	Variable rate security. Rate as of December 31, 2015 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of Rule 144A holdings amounted to $13,056,078 or 10.7% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
MXN	Mexican Peso
PHP	Philippine Peso

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Multi-Asset Income Fund* – (continued)

Industry Summary at December 31, 2015

Banking	9.0%
REITs – Apartments	5.9
Banks	4.2
Oil, Gas & Consumable Fuels	4.0
Wirelines	3.6
REITs – Storage	3.4
Pharmaceuticals	3.3
REITs – Regional Malls	3.2
Aerospace & Defense	3.2
REITs – Shopping Centers	2.8
Tobacco	2.5
REITs – Warehouse/Industrials	2.3
Electric Utilities	2.1
Household Products	2.0
Other Investments, less than 2% each	44.0
Short-Term Investments	5.8

Total Investments	101.3
Other assets less liabilities	(1.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2015

McDonnell Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 91.1% of Net Assets
Municipals — 91.1%
	Arizona — 2.3%
$750,000	Arizona Board of Regents, State University System Revenue, Refunding, Series A, 5.000%, 7/01/2024(b)	$925,005
800,000	Scottsdale Municipal Property Corp. Excise Tax Revenue, Water & Sewer Development Project, Prerefunded 07/01/2018@100, Series A, 5.000%, 7/01/2019	880,248

		1,805,253

	California — 4.0%
250,000	Alameda Corridor Transportation Authority Revenue, Senior Lien, Refunding, Series A, 5.000%, 10/01/2024	303,102
380,000	Bay Area Water Supply & Conservation Agency Revenue, Series A, 5.000%, 10/01/2024	466,773
700,000	Garden Grove Unified School District, 2010 Election, GO, Series C, 5.000%, 8/01/2035(c)	799,757
690,000	San Gorgonio Memorial Health Care District, GO, Refunding, 4.000%, 8/01/2016	703,117
760,000	San Gorgonio Memorial Health Care District, GO, Refunding, 5.000%, 8/01/2024	903,154

		3,175,903

	Colorado — 4.5%
1,000,000	Adams & Weld Counties School District No. 27J Brighton, GO, (State Aid Withholding), 5.000%, 12/01/2028	1,234,880
260,000	Colorado Springs Utilities System Revenue, Series B-2, 5.000%, 11/15/2033(c)	302,078
400,000	Colorado State Health Facilities Authority Revenue, Craig Hospital Project, 5.000%, 12/01/2028(c)	456,492
400,000	Denver City & County School District No. 1, GO, Series B, (State Aid Withholding), 5.000%, 12/01/2026	481,868
500,000	Regional Transportation District Sales Tax Revenue, Fastracks Project, Refunding, Series A, 5.000%, 11/01/2028	626,985
450,000	University of Colorado Revenue, Refunding, Series B, 5.000%, 6/01/2019	508,613

		3,610,916

	Connecticut — 2.7%
2,000,000	State of Connecticut, GO, Refunding, Series B, (AMBAC insured), 5.250%, 6/01/2017	2,125,920

	District of Columbia — 1.1%
800,000	District of Columbia Water & Sewer Authority Public Utility Revenue, Prerefunded 10/01/2018@100, Series A, 5.000%, 10/01/2024	887,064

	Florida — 9.5%
500,000	Fernandina Beach Utility System Revenue, Refunding, Series A, 5.000%, 9/01/2027	587,700
400,000	Florida State Board of Governors, University System Improvement Revenue, Refunding, Series A, 5.000%, 7/01/2018	437,740
1,000,000	Lee County Transportation Facilities Revenue, Refunding, (AGM insured), 5.000%, 10/01/2022	1,195,110
750,000	Miami-Dade County Aviation Revenue, Refunding, Series A, AMT, 5.000%, 10/01/2017	798,945

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2015

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Florida — continued
$1,000,000	Miami-Dade County Water & Sewer System Revenue, Refunding, 5.000%, 10/01/2023	$1,218,000
400,000	Orlando & Orange County Expressway Authority Revenue, Refunding, 5.000%, 7/01/2023	481,832
1,000,000	Orlando & Orange County Expressway Authority, Refunding, (AGM insured), 5.000%, 7/01/2024	1,194,390
600,000	Sarasota County Infrastructure Sales Surtax Revenue, Refunding, 5.000%, 10/01/2022	721,272
400,000	Sarasota County Utility System Revenue, 5.000%, 10/01/2023	486,240
400,000	Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University, Inc., Series B, 5.000%, 10/15/2025(c)	464,688

		7,585,917

	Georgia — 3.3%
500,000	Municipal Electric Authority of Georgia Revenue, Series B, 5.000%, 1/01/2021	583,770
1,500,000	Municipal Electric Authority of Georgia Revenue, Project One Subordinated Bonds, Refunding, Series A, 5.000%, 1/01/2032	1,742,460
250,000	Savannah Hospital Authority Revenue, St. Joseph’s/Candler Health System Obligated Group, Series A, 5.500%, 7/01/2027	297,157

		2,623,387

	Hawaii — 4.3%
1,500,000	Hawaii, Refunding, Series EZ, 5.000%, 10/01/2025	1,882,680
1,335,000	Honolulu City & County, Prerefunded 4/01/2019@100, Series A, 5.000%, 4/01/2026	1,499,152

		3,381,832

	Illinois — 7.0%
2,000,000	Chicago O’Hare International Airport, Revenue, Series D, 5.000%, 1/01/2026	2,377,140
370,000	Illinois Finance Authority Revenue, Children’s Memorial Hospital, Series B, 5.500%, 8/15/2028(c)	408,413
500,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2020	567,735
100,000	Illinois Finance Authority Revenue, Loyola University Chicago, Series B, 5.000%, 7/01/2021	115,345
2,000,000	Illinois Municipal Electric Agency Power Supply, Prerefunded 2/01/2017@100, Series A, 5.125%, 2/01/2029	2,095,660

		5,564,293

	Iowa — 0.4%
250,000	City of Carter Lake Local Option Sales Tax Revenue, Prerefunded 06/01/2018@100, 5.500%, 6/01/2038	276,893

	Kentucky — 0.4%
275,000	Louisville & Jefferson County, Metropolitan Government Revenue, Jewish Hospital St. Mary’s Healthcare, Prerefunded 02/01/2018@100, 6.125%, 2/01/2037	304,332

	Massachusetts — 0.6%
310,000	Massachusetts State Development Finance Agency Revenue, Charles Stark Draper Laboratory, Prerefunded 09/01/2018@100, 5.500%, 9/01/2020	346,338

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2015

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Massachusetts — continued
$150,000	Massachusetts State Development Finance Agency Revenue, Massachusetts College of Pharmacy Allied Health Science, Series F, 4.000%, 7/01/2018	$160,448

		506,786

	Minnesota — 1.0%
250,000	Minneapolis-St. Paul Metropolitan Airports Commission Revenue, Refunding, 5.000%, 1/01/2017	260,268
300,000	Minnesota State Higher Education Facilities Authority Revenue, University of St. Thomas, Series 7-U, 5.000%, 4/01/2017	315,426
200,000	Northern Municipal Power Agency, Electric System Revenue, Series A, 5.000%, 1/01/2023	237,934

		813,628

	Missouri — 3.6%
665,000	Missouri Highways & Transportation Commission, Revenue, First Lien, Prerefunded 05/01/2016@100, Series B, 5.000%, 5/01/2022	675,141
850,000	Missouri Highways & Transportation Commission, Revenue, First Lien, Prerefunded 05/01/2016@100, Series B, 5.000%, 5/01/2024	862,963
700,000	Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Refunding, 5.000%, 1/01/2024	836,038
500,000	Southeast Missouri State University Revenue, Series A, 5.000%, 4/01/2016	505,430

		2,879,572

	Nebraska — 3.6%
1,000,000	Metropolitan Utilities District of Omaha Revenue, System Improvements, Refunding, 5.000%, 12/01/2022	1,201,790
1,000,000	Nebraska Public Power District Revenue, Prerefunded 1/01/2018@100, Series C, 5.000%, 1/01/2024	1,082,390
500,000	Nebraska Public Power District, General Revenue, Refunding, Series A, 5.000%, 1/01/2028(c)	583,305

		2,867,485

	Nevada — 0.8%
500,000	City of Henderson, GO, Various Purpose, Refunding, 5.000%, 6/01/2026	605,580

	New Jersey — 4.8%
500,000	New Jersey Economic Development Authority, School Facilities, Prerefunded 09/01/2017@100, Series U, (AGM insured), 5.000%, 9/01/2022	534,580
265,000	New Jersey Health Care Facilities Financing Authority Revenue, Refunding, Virtua Health, Inc., 5.000%, 7/01/2023	316,158
500,000	New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 1/01/2032(c)	582,160
1,500,000	New Jersey State Turnpike Authority Revenue, Series E, 5.000%, 1/01/2032	1,752,780
500,000	Rutgers The State University of New Jersey, Refunding, Series J, 5.000%, 5/01/2024	602,405

		3,788,083

	New Mexico — 4.3%
2,500,000	New Mexico Hospital Equipment Loan Council Revenue, Presbyterian Healthcare Services Obligated Group, Prerefunded 08/01/2018@100, Series A, 6.000%, 8/01/2023	2,812,200

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2015

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	New Mexico — continued
$500,000	New Mexico Hospital Equipment Loan Council Revenue, Presbyterian Healthcare Services Obligated Group, Refunding, 5.000%, 8/01/2031(c)	$589,930

		3,402,130

	New York — 6.4%
2,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Sub-Fiscal 2016, Series A-1, 5.000%, 8/01/2032	2,385,600
1,025,000	New York City, Fiscal 2015, GO, Refunding, Series A, 5.000%, 8/01/2021	1,213,579
1,120,000	New York City, GO, Prerefunded 06/01/2016@100, Series J, 5.000%, 6/01/2022	1,140,888
350,000	New York State Dormitory Authority Revenue, Mental Health Services Facility Improvements, (State Appropriation), 5.000%, 2/15/2017	366,545

		5,106,612

	Ohio — 2.8%
400,000	American Municipal Power Revenue, Hydroelectric Projects, Refunding, Series CA, (AGM insured), 5.000%, 2/15/2021(c)	448,776
500,000	Columbus, GO, Various Purpose, Series A, 5.000%, 8/15/2023(c)	616,480
500,000	Hamilton County Hospital Facilities Revenue, UC Health Obligated Group, 5.000%, 2/01/2024(c)	582,875
500,000	Ohio State Higher Educational Facility Commission Revenue, University of Dayton, 5.000%, 12/01/2030	569,270

		2,217,401

	Pennsylvania — 1.4%
335,000	Delaware County Authority Revenue, Villanova University, 5.000%, 8/01/2019	376,845
285,000	Delaware River Joint Toll Bridge Commission Revenue, Refunding, Series A, 4.000%, 7/01/2027	310,627
450,000	Philadelphia Airport Revenue, Refunding, Series D, AMT, 5.000%, 6/15/2016	458,757

		1,146,229

	Rhode Island — 0.8%
500,000	Rhode Island Clean Water Finance Agency Pollution Control Agency Revolving Fund-Pooled Loan, Series A, 5.000%, 10/01/2024	617,080

	South Dakota — 0.6%
465,000	Sioux Falls Sales Tax Revenue, Series A-1, 4.750%, 11/15/2036(c)	491,003

	Tennessee — 0.9%
615,000	Metropolitan Nashville Airport Authority (The) Revenue, Series B, AMT, 5.000%, 7/01/2023	733,258

	Texas — 9.0%
500,000	City of Dallas, GO, Prerefunded 2/15/2018@100, 5.000%, 2/15/2024	542,605
700,000	City of Denton, GO, Refunding, 5.000%, 2/15/2024(c)	859,978
250,000	Corpus Christi Utility System Revenue, Junior Lien Improvement, 5.000%, 7/15/2021	292,897
250,000	Denton Independent School District, GO, Prerefunded 08/15/2017@100, (PSF-GTD), 5.000%, 8/15/2030	266,410
500,000	Harris County Health Facilities Development Authority Revenue, Memorial Hermann Healthcare System, Prerefunded 12/01/2018@100, Series B, 7.125%, 12/01/2031	585,670

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2015

McDonnell Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Texas — continued
$1,000,000	Lancaster Independent School District, GO, Refunding, (BAM insured), 5.000%, 2/15/2026	$1,212,470
940,000	New Caney Independent School District, Refunding, Series A, (PSF-GTD), 5.000%, 2/15/2023	1,139,844
350,000	State of Texas Water Financial Assistance, GO, Series B, 5.000%, 8/01/2022	415,835
1,275,000	State of Texas, Transportation Commission Mobility Fund, GO, Prerefunded 4/01/2018@100, 5.000%, 4/01/2026	1,390,158
400,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Methodist Hospitals of Dallas, 5.000%, 10/01/2024(c)	480,836

		7,186,703

	Utah — 2.0%
1,250,000	Metropolitan Water District of Salt Lake & Sandy Water Revenue, Refunding, Series A, 4.000%, 7/01/2016	1,272,262
250,000	Utah State Transit Authority Sales Tax Revenue, Refunding, 5.000%, 6/15/2024	297,445

		1,569,707

	Washington — 8.7%
1,430,000	Energy Northwest Washington Electric Revenue, Columbia Station, Prerefunded 7/01/2016@100, Series A, (AMBAC insured), 5.000%, 7/01/2024	1,461,632
1,140,000	Grant County Public Utility District No. 2, Refunding, Priest Rapids Hydroelectric Project, Series B, AMT, 5.000%, 1/01/2025	1,367,088
500,000	King County Public Hospital District No. 2, GO, Evergreen Healthcare, Series B, 5.000%, 12/01/2032(c)	577,610
1,500,000	Pierce County School District No. 10 Tacoma, Refunding, 5.000%, 12/01/2026	1,867,335
500,000	Port of Seattle Revenue, AMT, 5.000%, 7/01/2029	562,680
400,000	Port of Seattle Special Facility Revenue, Refunding, AMT, SEATAC Fuel Facility LLC, 5.000%, 6/01/2020	453,576
500,000	Snohomish County School District No. 15 Edmonds, GO, 5.000%, 12/01/2031(c)	592,115

		6,882,036

	Wisconsin — 0.3%
225,000	Wisconsin Health & Educational Facilities Authority Revenue, Aspirus, Inc. Obligated Group, Refunding, Series A, 5.000%, 8/15/2031	252,425

	Total Bonds and Notes (Identified Cost $71,105,339)	72,407,428

Short-Term Investments — 7.9%
6,290,548	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $6,290,569 on 1/04/2016 collateralized by $6,385,000 Federal National Mortgage Association, 2.020% due 9/30/2021 valued at $6,416,925 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,290,548)	6,290,548

	Total Investments — 99.0% (Identified Cost $77,395,887)(a)	78,697,976
	Other assets less liabilities — 1.0%	797,570

	Net Assets — 100.0%	$79,495,546

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2015

McDonnell Intermediate Municipal Bond Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
At December 31, 2015, the net unrealized appreciation on investments based on a cost of $77,395,887 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,351,883
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(49,794)

	Net unrealized appreciation	$1,302,089

(b)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(c)	All of this security has been designated to cover the Fund’s obligations under when-issued/delayed delivery securities.

AGM	Assured Guaranty Municipal Corporation
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
GO	General Obligation
PSF-GTD	Permanent School Fund Guarantee Program

Holdings Summary at December 31, 2015

General Obligation	18.3%
Power	11.1
Transportation	9.8
Medical	9.8
School District	9.5
Water	8.4
General	7.9
Higher Education	7.0
Airport	5.8
Utilities	2.8
Education	0.7
Short-Term Investments	7.9

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2015

Natixis U.S. Equity Opportunities Fund

Shares	Description	Value (†)
Common Stocks — 97.7% of Net Assets
	Air Freight & Logistics — 4.1%
252,353	Expeditors International of Washington, Inc.	$11,381,120
48,400	FedEx Corp.	7,211,116
43,831	United Parcel Service, Inc., Class B	4,217,857

		22,810,093

	Automobiles — 1.4%
231,700	General Motors Co.	7,880,117

	Banks — 6.5%
862,200	Bank of America Corp.	14,510,826
215,100	Citigroup, Inc.	11,131,425
154,700	JPMorgan Chase & Co.	10,214,841

		35,857,092

	Beverages — 6.6%
163,347	Coca-Cola Co. (The)	7,017,387
51,600	Diageo PLC, Sponsored ADR	5,628,012
120,827	Monster Beverage Corp.(b)	17,998,390
100,540	SABMiller PLC, Sponsored ADR	6,025,362

		36,669,151

	Biotechnology — 0.8%
28,111	Amgen, Inc.	4,563,259

	Capital Markets — 2.9%
158,050	Greenhill & Co., Inc.	4,521,811
221,946	SEI Investments Co.	11,629,970

		16,151,781

	Chemicals — 1.7%
93,050	Monsanto Co.	9,167,286

	Communications Equipment — 5.2%
518,736	Cisco Systems, Inc.	14,086,276
298,427	QUALCOMM, Inc.	14,916,874

		29,003,150

	Consumer Finance — 3.0%
139,029	American Express Co.	9,669,467
99,700	Capital One Financial Corp.	7,196,346

		16,865,813

	Diversified Financial Services — 2.1%
39,629	FactSet Research Systems, Inc.	6,442,487
70,357	MSCI, Inc.	5,074,850

		11,517,337

	Energy Equipment & Services — 2.3%
165,700	Halliburton Co.	5,640,428
103,173	Schlumberger Ltd.	7,196,317

		12,836,745

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2015

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Food Products — 1.4%
567,030	Danone, Sponsored ADR	$7,717,278

	Health Care Equipment & Supplies — 2.3%
49,100	Medtronic PLC	3,776,772
112,232	Varian Medical Systems, Inc.(b)	9,068,346

		12,845,118

	Health Care Providers & Services — 1.3%
60,300	UnitedHealth Group, Inc.	7,093,692

	Health Care Technology — 0.8%
76,280	Cerner Corp.(b)	4,589,768

	Hotels, Restaurants & Leisure — 1.1%
79,870	Yum! Brands, Inc.	5,834,504

	Household Durables — 1.3%
47,500	Whirlpool Corp.	6,976,325

	Household Products — 1.1%
80,247	Procter & Gamble Co. (The)	6,372,414

	Industrial Conglomerates — 2.1%
381,000	General Electric Co.	11,868,150

	Insurance — 4.7%
123,700	Aflac, Inc.	7,409,630
178,400	American International Group, Inc.	11,055,448
84,400	Aon PLC	7,782,524

		26,247,602

	Internet & Catalog Retail — 5.2%
31,186	Amazon.com, Inc.(b)	21,078,306
277,900	Liberty Interactive Corp./QVC Group, Class A(b)	7,592,228

		28,670,534

	Internet Software & Services — 10.7%
148,733	Alibaba Group Holding Ltd., Sponsored ADR(b)	12,087,531
29,559	Alphabet, Inc., Class A(b)	22,997,197
10,191	Alphabet, Inc., Class C(b)	7,733,746
157,262	Facebook, Inc., Class A(b)	16,459,041

		59,277,515

	IT Services — 6.5%
33,006	Automatic Data Processing, Inc.	2,796,268
117,100	MasterCard, Inc., Class A	11,400,856
280,634	Visa, Inc., Class A	21,763,167

		35,960,291

	Machinery — 2.4%
102,300	Caterpillar, Inc.	6,952,308
70,900	Cummins, Inc.	6,239,909

		13,192,217

	Media — 1.2%
499,000	News Corp., Class A	6,666,640

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2015

Natixis U.S. Equity Opportunities Fund – (continued)

Shares	Description	Value (†)
	Metals & Mining — 0.4%
32,483	Compass Minerals International, Inc.	$2,444,995

	Oil, Gas & Consumable Fuels — 1.6%
197,300	Apache Corp.	8,773,931

	Pharmaceuticals — 3.3%
44,982	Merck & Co., Inc.	2,375,949
67,992	Novartis AG, Sponsored ADR	5,850,032
169,592	Novo Nordisk AS, Sponsored ADR	9,849,903

		18,075,884

	Semiconductors & Semiconductor Equipment — 3.3%
16,144	Analog Devices, Inc.	893,086
150,391	ARM Holdings PLC, Sponsored ADR	6,803,689
278,700	Intel Corp.	9,601,215
23,850	Linear Technology Corp.	1,012,909

		18,310,899

	Software — 7.7%
144,100	Autodesk, Inc.(b)	8,780,013
257,340	Microsoft Corp.	14,277,223
531,514	Oracle Corp.	19,416,207

		42,473,443

	Specialty Retail — 0.2%
18,033	Lowe’s Cos., Inc.	1,371,229

	Technology Hardware, Storage & Peripherals — 1.5%
77,000	Apple, Inc.	8,105,020

	Textiles, Apparel & Luxury Goods — 1.0%
116,827	adidas AG, Sponsored ADR	5,667,278

	Total Common Stocks (Identified Cost $468,971,832)	541,856,551

Principal Amount
Short-Term Investments — 2.1%
$11,678,956	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $11,678,995 on 1/04/2016 collateralized by $11,340,000 U.S. Treasury Note, 2.75% due 2/15/2024 valued at $11,921,175 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $11,678,956)	11,678,956

	Total Investments — 99.8% (Identified Cost $480,650,788)(a)	553,535,507
	Other assets less liabilities — 0.2%	1,208,245

	Net Assets — 100.0%	$554,743,752

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2015

Natixis U.S. Equity Opportunities Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized appreciation on investments based on a cost of $481,197,851 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$100,276,534
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(27,938,878)

	Net unrealized appreciation	$72,337,656

(b)	Non-income producing security.

ADR

An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2015

Internet Software & Services	10.7%
Software	7.7
Beverages	6.6
IT Services	6.5
Banks	6.5
Communications Equipment	5.2
Internet & Catalog Retail	5.2
Insurance	4.7
Air Freight & Logistics	4.1
Semiconductors & Semiconductor Equipment	3.3
Pharmaceuticals	3.3
Consumer Finance	3.0
Capital Markets	2.9
Machinery	2.4
Health Care Equipment & Supplies	2.3
Energy Equipment & Services	2.3
Industrial Conglomerates	2.1
Diversified Financial Services	2.1
Other Investments, less than 2% each	16.8
Short-Term Investments	2.1

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2015

SeeyondSM Multi-Asset Allocation Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 15.9% of Net Assets
	France — 2.4%
900,000	France Government Bond OAT, 3.500%, 4/25/2020, (EUR)(b)	$1,125,473

	Germany — 2.5%
390,000	Bundesrepublik Deutschland, 1.500%, 2/15/2023, (EUR)(b)	461,417
600,000	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)(b)	741,196

		1,202,613

	Japan — 5.2%
280,000,000	Japan Government Ten Year Bond, 1.000%, 3/20/2022, (JPY)(b)	2,468,063

	Spain — 5.2%
1,850,000	Spain Government Bond, 4.400%, 10/31/2023, 144A, (EUR)(b)	2,455,398

	United Kingdom — 0.6%
200,000	United Kingdom Gilt, 2.250%, 9/07/2023, (GBP)(b)	305,145

	Total Bonds and Notes (Identified Cost $8,234,400)	7,556,692

Shares
Exchange-Traded Funds — 5.0%
	United States — 5.0%
2,910	iShares® MSCI China ETF(c)	129,844
26,610	iShares® MSCI Emerging Markets ETF(b)(c)	856,576
2,500	iShares® MSCI India ETF(c)	68,850
4,025	iShares® MSCI South Korea Capped ETF(b)(c)	199,922
29,600	iShares® MSCI Switzerland Capped ETF(b)(c)	918,784
13,030	iShares® MSCI Taiwan ETF(b)(c)	166,393
700	iShares® MSCI Thailand Capped ETF(b)(c)	41,048

	Total Exchange-Traded Funds (Identified Cost $2,946,056)	2,381,417

Contracts
Purchased Options — 1.9%
	Index Options — 1.6%
265	EURO STOXX 50®, Call expiring March 18, 2016 at 3400	195,083
496	EURO STOXX 50®, Put expiring March 18, 2016 at 3200	559,407

		754,490

	Options on Futures Contracts — 0.3%
38	10 Year U.S. Treasury Note, Put expiring January 22, 2016 at 125	8,906
105	E-mini S&P 500®, Call expiring March 18, 2016 at 2100	143,063

		151,969

	Total Purchased Options (Identified Cost $1,354,161)	906,459

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2015

SeeyondSM Multi-Asset Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — 53.2%
$17,985,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $17,985,060 on 1/04/2016 collateralized by $17,750,000 Federal Home Loan Mortgage Corp., 4.125% due 10/11/2033 valued at $18,349,063 including accrued interest (Note 2 of Notes to Financial Statements)(b)	$17,985,000
2,178,334	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $2,178,341 on 1/04/2016 collateralized by $2,215,000 U.S. Treasury Note, 2.00% due 10/31/2021 valued at $2,223,306 including accrued interest (Note 2 of Notes to Financial Statements)	2,178,334
1,800,000	United Kingdom Treasury Bills, 0.450%, 2/15/2016, (GBP)(b)(d)	2,652,387
2,500,000	U.S. Treasury Bills, 0.071%, 1/07/2016(d)	2,499,990

	Total Short-Term Investments (Identified Cost $25,372,777)	25,315,711

	Total Investments — 76.0% (Identified Cost $37,907,394)(a)	36,160,279
	Other assets less liabilities — 24.0%	11,420,159

	Net Assets — 100.0%	$47,580,438

Contracts
Written Options — (3.8%)
	Index Options — (3.8%)
174	EURO STOXX 50®, Call expiring December 16, 2016 at 3500	$(240,500)
175	EURO STOXX 50®, Put expiring December 16, 2016 at 3400	(743,391)
16	S&P 500® Index, Call expiring March 18, 2016 at 2150	(16,640)
31	S&P 500® Index, Call expiring December 16, 2016 at 2100	(292,795)
16	S&P 500® Index, Put expiring March 18, 2016 at 2050	(107,440)
31	S&P 500® Index, Put expiring December 16, 2016 at 2000	(414,315)

	(Premiums Received $1,982,375)	$(1,815,081)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized depreciation on investments based on a cost of $38,031,587 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$20
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,871,328)

	Net unrealized depreciation	$(1,871,308)

(b)	All of this security has been designated to cover the Fund’s obligations under open futures contracts or options.

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2015

SeeyondSM Multi-Asset Allocation Fund – (continued)

(c)	iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. Neither BlackRock Institutional Trust Company, N.A. nor the iShares® Funds make any representations regarding the advisability of investing in the SeeyondSM Multi-Asset Allocation Fund.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of Rule 144A holdings amounted to $2,455,398 or 5.2% of net assets.
ETF	Exchange-Traded Fund

EUR	Euro
GBP	British Pound
JPY	Japanese Yen

At December 31, 2015, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
ASX SPI 200™	3/17/2016	11	$1,045,476	$49,125
E-mini NASDAQ 100	3/18/2016	13	1,192,815	6,942
Euro-BTP	3/08/2016	17	2,548,037	4,434
EURO STOXX 50®	3/18/2016	413	14,657,649	(71,473)
FTSE 100 Index	3/18/2016	7	638,375	16,785
FTSE MIB	3/18/2016	13	1,502,180	400
German Euro Bund	3/08/2016	12	2,059,435	(4,641)
German Euro Bund, Put options at 157*	1/22/2016	25	15,486	(10,053)
IBEX 35	1/15/2016	3	309,762	(5,259)
Nikkei 225™	3/10/2016	45	4,231,125	(145,125)
S&P/TSX 60 Index	3/17/2016	4	439,922	9,360
UK Long Gilt	3/29/2016	4	688,569	(3,243)
Ultra Long U.S. Treasury Bond	3/21/2016	16	2,539,000	(1,203)
3 Year Australia Government Bond	3/15/2016	30	2,436,783	10,116
10 Year Japan Government Bond	3/14/2016	1	1,239,985	2,745
10 Year U.S. Treasury Note	3/21/2016	11	1,384,969	(6,359)

Total				$(147,449)

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2015

SeeyondSM Multi-Asset Allocation Fund – (continued)

At December 31, 2015, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Australian Dollar	3/14/2016	7	$508,620	$(910)
Canadian Dollar	3/15/2016	20	1,446,600	(2,015)
CBOE SPX Volitility Index	1/20/2016	18	333,450	(9,853)
E-mini S&P 500®	3/18/2016	4	407,100	(4,600)
Euro	3/14/2016	7	952,525	6,913
5 Year U.S. Treasury Note	3/31/2016	19	2,248,086	2,523

Total				$(7,942)

* Futures on German Euro Bund options are categorized as futures for valuation purposes but carry the risks associated with investments in options (see Note 2 of Notes to Financial Statements).

Industry Summary at December 31, 2015

Treasuries	15.9%
Exchange-Traded Funds	5.0
Purchased Options	1.9
Short-Term Investments	53.2

Total Investments	76.0
Other assets less liabilities (including open written options and futures contracts)	24.0

Net Assets	100.0%

Currency Exposure Summary at December 31, 2015

United States Dollar	52.9%
Euro	11.7
British Pound	6.2
Japanese Yen	5.2

Total Investments	76.0
Other assets less liabilities (including open written options and futures contracts)	24.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  50

Statements of Assets and Liabilities

December 31, 2015

	Loomis Sayles Multi-Asset Income Fund*	McDonnell Intermediate Municipal Bond Fund	Natixis U.S. Equity Opportunities Fund	SeeyondSM Multi-Asset Allocation Fund
ASSETS
Investments at cost	$114,813,128	$71,105,339	$468,971,832	$17,744,060
Repurchase agreement(s) at cost	7,050,949	6,290,548	11,678,956	20,163,334
Net unrealized appreciation (depreciation)	2,048,089	1,302,089	72,884,719	(1,747,115)

Investments at value	123,912,166	78,697,976	553,535,507	36,160,279
Cash	4,696	—	—	—
Due from brokers (including variation margin on futures contracts) (Note 2)	—	—	—	6,423,392
Foreign currency at value (identified cost $3,783, $0, $0 and $7,261,203, respectively)	3,762	—	—	6,892,556
Receivable for Fund shares sold	205,602	2,267,143	1,302,079	110,000
Receivable for securities sold	2,473	—	7,326,137	—
Dividends and interest receivable	857,574	861,200	268,590	73,758
Tax reclaims receivable	1,504	—	—	—
Unrealized appreciation on futures contracts (Note 2)	—	—	—	109,343

TOTAL ASSETS	124,987,777	81,826,319	562,432,313	49,769,328

LIABILITIES
Options written, at value (premiums received $0, $0, $0 and $1,982,375, respectively) (Note 2)	—	—	—	1,815,081
Payable for securities purchased	2,043,516	1,240,462	6,367,742	—
Payable for when-issued/delayed delivery securities purchased (Note 2)	—	923,693	—	—
Payable for Fund shares redeemed	441,645	14,904	375,803	—
Unrealized depreciation on futures contracts (Note 2)	—	—	—	264,734
Distributions payable	—	61,420	—	—
Management fees payable (Note 6)	21,677	4,584	376,784	23,470
Deferred Trustees’ fees (Note 6)	75,158	26,426	366,909	13,846
Administrative fees payable (Note 6)	4,427	2,785	20,936	1,787
Payable to distributor (Note 6d)	826	202	2,163	7
Other accounts payable and accrued expenses	82,411	56,297	178,224	69,965

TOTAL LIABILITIES	2,669,660	2,330,773	7,688,561	2,188,890

NET ASSETS	$122,318,117	$79,495,546	$554,743,752	$47,580,438

NET ASSETS CONSIST OF:
Paid-in capital	$121,588,132	$78,593,157	$477,476,978	$50,364,683
Undistributed (Distributions in excess of) net investment income/Accumulated net investment loss	15,241	(22,790)	131,902	(178,668)
Accumulated net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(1,329,439)	(376,910)	4,250,153	(683,484)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written and foreign currency translations	2,044,183	1,302,089	72,884,719	(1,922,093)

NET ASSETS	$122,318,117	$79,495,546	$554,743,752	$47,580,438

See accompanying notes to financial statements.

51  |

Statements of Assets and Liabilities (continued)

December 31, 2015

	Loomis Sayles Multi-Asset Income Fund*		McDonnell Intermediate Municipal Bond Fund	Natixis U.S. Equity Opportunities Fund	SeeyondSM Multi-Asset Allocation Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$63,254,291		$6,427,349	$422,068,545	$246,147

Shares of beneficial interest	4,922,927		636,997	15,290,278	27,229

Net asset value and redemption price per share	$12.85		$10.09	$27.60	$9.04

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$13.42		$10.40	$29.28	$9.59

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—		$—	$168,054	$—

Shares of beneficial interest	—		—	8,466	—

Net asset value and offering price per share	$—		$—	$19.85	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$47,791,065		$6,354,884	$61,863,967	$200,672

Shares of beneficial interest	3,733,672		629,768	3,114,658	22,448

Net asset value and offering price per share	$12.80		$10.09	$19.86	$8.94

Class N shares:
Net assets	$1,020		$—	$—	$—

Shares of beneficial interest	80		—	—	—

Net asset value, offering and redemption price per share	$12.77	**	$—	$—	$—

Class Y shares:
Net assets	$11,271,741		$66,713,313	$70,643,186	$47,133,619

Shares of beneficial interest	881,612		6,605,900	2,234,600	5,196,571

Net asset value, offering and redemption price per share	$12.79		$10.10	$31.61	$9.07

*	Formerly Natixis Diversified Income Fund.
**	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

|  52

Statements of Operations

For the Year Ended December 31, 2015

	Loomis Sayles Multi-Asset Income Fund*	McDonnell Intermediate Municipal Bond Fund	Natixis U.S. Equity Opportunities Fund	SeeyondSM Multi-Asset Allocation Fund
INVESTMENT INCOME
Dividends	$2,884,643	$—	$8,051,873	$90,237
Interest	2,790,112	769,129	2,018	79,628
Less net foreign taxes withheld	(5,500)	—	(136,735)	—

	5,669,255	769,129	7,917,156	169,865

Expenses
Management fees (Note 6)	892,262	155,126	4,336,747	421,990
Service and distribution fees (Note 6)	753,151	34,070	1,663,139	1,363
Administrative fees (Note 6)	69,200	16,653	232,145	21,255
Trustees’ fees and expenses (Note 6)	20,647	18,450	27,263	18,732
Transfer agent fees and expenses (Note 6)	118,333	13,922	543,213	5,330
Audit and tax services fees	62,947	51,546	47,826	66,670
Custodian fees and expenses	89,422	8,640	30,693	18,826
Interest expense (Note 11)	—	—	—	19,764
Legal fees	2,551	491	8,078	789
Registration fees	85,029	53,569	71,484	51,704
Shareholder reporting expenses	42,802	3,677	101,467	1,244
Miscellaneous expenses	19,186	9,949	19,674	15,275

Total expenses	2,155,530	366,093	7,081,729	642,942
Less waiver and/or expense reimbursement (Note 6)	(113,144)	(141,002)	(2,238)	(100,533)

Net expenses	2,042,386	225,091	7,079,491	542,409

Net investment income (loss)	3,626,869	544,038	837,665	(372,544)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	7,718,745	24,506	26,118,486	(532,433)
Futures contracts	(92,523)	—	—	531,459
Options written	—	—	—	(15,550)
Foreign currency transactions	92,481	—	—	(595,944)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,097,835)	538,992	3,596,453	(1,036,742)
Futures contracts	55,028	—	—	(1,118,698)
Options written	—	—	—	166,355
Foreign currency translations	(49,079)	—	—	364,913

Net realized and unrealized gain (loss) on investments, futures contracts, options written and foreign currency transactions	(7,373,183)	563,498	29,714,939	(2,236,640)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,746,314)	$1,107,536	$30,552,604	$(2,609,184)

*	Formerly Natixis Diversified Income Fund.

See accompanying notes to financial statements.

53  |

Statements of Changes in Net Assets

	Loomis Sayles Multi-Asset Income Fund*
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$3,626,869	$3,106,711
Net realized gain on investments, futures contracts and foreign currency transactions	7,718,703	1,572,175
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(15,091,886)	12,494,829

Net increase (decrease) in net assets resulting from operations	(3,746,314)	17,173,715

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(2,173,545)	(2,341,189)
Class C	(937,937)	(952,028)
Class N	(14)	—
Class Y	(430,540)	(147,181)

Total distributions	(3,542,036)	(3,440,398)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(48,770,339)	36,464,179

Net increase (decrease) in net assets	(56,058,689)	50,197,496
NET ASSETS
Beginning of the year	178,376,806	128,179,310

End of the year	$122,318,117	$178,376,806

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$15,241	$(199,276)

*	Formerly Natixis Diversified Income Fund.

See accompanying notes to financial statements.

|  54

Statements of Changes in Net Assets (continued)

	McDonnell Intermediate Municipal Bond Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$544,038	$394,617
Net realized gain (loss) on investments	24,506	(53,090)
Net change in unrealized appreciation (depreciation) on investments	538,992	1,268,045

Net increase in net assets resulting from operations	1,107,536	1,609,572

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(46,261)	(19,275)
Class C	(15,022)	(2,856)
Class Y	(504,191)	(372,573)

Total distributions	(565,474)	(394,704)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	46,018,276	8,914,814

Net increase in net assets	46,560,338	10,129,682
NET ASSETS
Beginning of the year	32,935,208	22,805,526

End of the year	$79,495,546	$32,935,208

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(22,790)	$(1,354)

See accompanying notes to financial statements.

55  |

Statements of Changes in Net Assets (continued)

	Natixis U.S. Equity Opportunities Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income (loss)	$837,665	$(9,903)
Net realized gain on investments	26,118,486	137,496,577
Net change in unrealized appreciation (depreciation) on investments	3,596,453	(80,424,544)

Net increase in net assets resulting from operations	30,552,604	57,062,130

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class Y	(147,433)	—
Net realized capital gains
Class A	(20,882,818)	(108,546,162)
Class B	(45,584)	(1,183,478)
Class C	(4,110,090)	(18,242,647)
Class Y	(2,904,325)	(9,498,229)

Total distributions	(28,090,250)	(137,470,516)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	56,719,631	128,349,059

Net increase in net assets	59,181,985	47,940,673
NET ASSETS
Beginning of the year	495,561,767	447,621,094

End of the year	$554,743,752	$495,561,767

ACCUMULATED NET INVESTMENT LOSS/UNDISTRIBUTED NET INVESTMENT INCOME	$131,902	$(523,913)

See accompanying notes to financial statements.

|  56

Statements of Changes in Net Assets (continued)

	SeeyondSM Multi-Asset Allocation Fund
	Year Ended December 31, 2015	Period Ended December 31, 2014(a)
FROM OPERATIONS:
Net investment loss	$(372,544)	$(171,011)
Net realized loss on investments, futures contracts, options written and foreign currency transactions	(612,468)	(1,106,933)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written and foreign currency translations	(1,624,172)	(297,921)

Net decrease in net assets resulting from operations	(2,609,184)	(1,575,865)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized capital gains
Class A	(453)	—
Class C	(576)	—
Class Y	(658,223)	—

Total distributions	(659,252)	—

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	2,065,103	50,359,636

Net increase (decrease) in net assets	(1,203,333)	48,783,771
NET ASSETS
Beginning of the year	48,783,771	—

End of the year	$47,580,438	$48,783,771

ACCUMULATED NET INVESTMENT LOSS	$(178,668)	$(763,696)

(a)	From commencement of operations on July 23, 2014 through December 31, 2014.

See accompanying notes to financial statements.

57  |

Financial Highlights

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund*—Class A
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$13.45		$12.21	$11.83	$10.74	$10.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32		0.32	0.29	0.29	0.34
Net realized and unrealized gain (loss)	(0.58)		1.26	0.40	1.12	0.40

Total from Investment Operations	(0.26)		1.58	0.69	1.41	0.74

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)		(0.34)	(0.31)	(0.32)	(0.41)
Net realized capital gains	—		—	—	—	—

Total Distributions	(0.34)		(0.34)	(0.31)	(0.32)	(0.41)

Net asset value, end of the period	$12.85		$13.45	$12.21	$11.83	$10.74

Total return(b)	(1.96	)%(c)	13.08%	5.84%	13.22%	7.21%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$63,254		$110,874	$79,039	$78,216	$45,211
Net expenses	1.04	%(d)(e)	1.06%	1.09%	1.11%	1.13%
Gross expenses	1.11%		1.06%	1.09%	1.11%	1.13%
Net investment income	2.40%		2.46%	2.34%	2.53%	3.17%
Portfolio turnover rate	93	%(f)	41%	41%	29%	20%

*	Formerly Natixis Diversified Income Fund.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 1.25% to 0.95%.
(f)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund*—Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$13.41		$12.17	$11.80	$10.71	$10.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24		0.22	0.19	0.20	0.26
Net realized and unrealized gain (loss)	(0.60)		1.27	0.39	1.12	0.39

Total from Investment Operations	(0.36)		1.49	0.58	1.32	0.65

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)		(0.25)	(0.21)	(0.23)	(0.33)
Net realized capital gains	—		—	—	—	—

Total Distributions	(0.25)		(0.25)	(0.21)	(0.23)	(0.33)

Net asset value, end of the period	$12.80		$13.41	$12.17	$11.80	$10.71

Total return(b)	(2.73	)%(c)	12.28%	4.98%	12.43%	6.33%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$47,791		$53,074	$48,512	$49,697	$29,814
Net expenses	1.80	%(d)(e)	1.81%	1.84%	1.86%	1.88%
Gross expenses	1.87%		1.81%	1.84%	1.86%	1.88%
Net investment income	1.78%		1.70%	1.59%	1.79%	2.42%
Portfolio turnover rate	93	%(f)	41%	41%	29%	20%

*	Formerly Natixis Diversified Income Fund.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 2.00% to 1.70%.
(f)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

Loomis Sayles Multi-Asset Income Fund*—Class N
Period Ended December 31, 2015**
Net asset value, beginning of the period	$12.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14
Net realized and unrealized gain (loss)	0.10

Total from Investment Operations	0.24

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)
Net realized capital gains	—

Total Distributions	(0.17)

Net asset value, end of the period	$12.77

Total return(b)(c)	1.91%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(d)(e)	0.65%
Gross expenses(e)	13.66%
Net investment income(e)	3.22%
Portfolio turnover rate	93%

*	Formerly Natixis Diversified Income Fund.
**	From commencement of Class operations on August 31, 2015 through December 31, 2015 for Class N shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Multi-Asset Income Fund*—Class Y
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012**
Net asset value, beginning of the period	$13.39		$12.19	$11.83	$11.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.36		0.38	0.33	(0.02)
Net realized and unrealized gain (loss)	(0.59)		1.19	0.37	0.18

Total from Investment Operations	(0.23)		1.57	0.70	0.16

LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)		(0.37)	(0.34)	(0.05)
Net realized capital gains	—		—	—	—

Total Distributions	(0.37)		(0.37)	(0.34)	(0.05)

Net asset value, end of the period	$12.79		$13.39	$12.19	$11.83

Total return	(1.72	)%(b)	13.05%	5.93%	1.35	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,272		$14,428	$628	$1
Net expenses	0.80	%(d)(e)	0.82%	0.83%	1.00	%(f)
Gross expenses	0.86%		0.82%	0.83%	1.00	%(f)
Net investment income (loss)	2.73%		2.92%	2.71%	(2.37	)%(f)
Portfolio turnover rate	93	%(g)	41%	41%	29%

*	Formerly Natixis Diversified Income Fund.
**	From commencement of operations on December 3, 2012, through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective September 1, 2015, the expense limit decreased from 1.00% to 0.70%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to a change in the investment strategy and management structure of the Fund.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class A
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$10.00		$9.54	$9.89	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.13		0.11	0.09	(0.01)
Net realized and unrealized gain (loss)	0.10		0.47	(0.35)	(0.10)

Total from Investment Operations	0.23		0.58	(0.26)	(0.11)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.12)	(0.09)	—
Net realized capital gains	—		—	—	—

Total Distributions	(0.14)		(0.12)	(0.09)	—

Net asset value, end of the period	$10.09		$10.00	$9.54	$9.89

Total return(b)(c)	2.28%		6.08%	(2.66)%	(1.10	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,427		$2,399	$1,047	$1
Net expenses(e)	0.74	%(f)	0.80%	0.80%	2.19	%(g)(h)
Gross expenses	1.12%		1.26%	1.37%	2.23	%(g)
Net investment income (loss)	1.27%		1.15%	0.90%	(0.71	)%(g)
Portfolio turnover rate	20%		10%	37%	0%

*	From commencement of operations on November 16, 2012 through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2015, the expense limit decreased from 0.80% to 0.70%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$9.99		$9.54	$9.89	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.05		0.04	0.01	(0.01)
Net realized and unrealized gain (loss)	0.11		0.45	(0.34)	(0.10)

Total from Investment Operations	0.16		0.49	(0.33)	(0.11)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		(0.04)	(0.02)	—
Net realized capital gains	—		—	—	—

Total Distributions	(0.06)		(0.04)	(0.02)	—

Net asset value, end of the period	$10.09		$9.99	$9.54	$9.89

Total return(b)(c)	1.63%		5.18%	(3.35)%	(1.10	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,355		$2,223	$55	$1
Net expenses(e)	1.49	%(f)	1.55%	1.55%	2.20	%(g)(h)
Gross expenses	1.88%		2.04%	2.08%	2.24	%(g)
Net investment income (loss)	0.52%		0.41%	0.14%	(0.73	)%(g)
Portfolio turnover rate	20%		10%	37%	0%

*	From commencement of operations on November 16, 2012 through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2015, the expense limit decreased from 1.55% to 1.45%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	McDonnell Intermediate Municipal Bond Fund—Class Y
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012*
Net asset value, beginning of the period	$10.00		$9.54	$9.88	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.15		0.14	0.11	(0.01)
Net realized and unrealized gain (loss)	0.11		0.46	(0.34)	(0.11)

Total from Investment Operations	0.26		0.60	(0.23)	(0.12)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.14)	(0.11)	—
Net realized capital gains	—		—	—	—

Total Distributions	(0.16)		(0.14)	(0.11)	—

Net asset value, end of the period	$10.10		$10.00	$9.54	$9.88

Total return(b)	2.63%		6.36%	(2.31)%	(1.20	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$66,713		$28,314	$21,704	$14,827
Net expenses(d)	0.49	%(e)	0.55%	0.55%	2.33	%(f)(g)
Gross expenses	0.85%		1.02%	1.04%	2.37	%(f)
Net investment income (loss)	1.48%		1.46%	1.13%	(0.84	)%(f)
Portfolio turnover rate	20%		10%	37%	0%

*	From commencement of operations on November 16, 2012 through December 31, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased from 0.55% to 0.45%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Prior to December 31, 2012, there was no expense limitation agreement in place for the Fund.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class A
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$27.40		$33.07		$26.35		$23.56		$25.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.06		0.02		(0.04)		0.07		(0.04)
Net realized and unrealized gain (loss)	1.55		4.31		9.34		4.12		(0.69)

Total from Investment Operations	1.61		4.33		9.30		4.19		(0.73)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—		(0.07)		—
Net realized capital gains	(1.41)		(10.00)		(2.58)		(1.33)		(0.88)

Total Distributions	(1.41)		(10.00)		(2.58)		(1.40)		(0.88)

Net asset value, end of the period	$27.60		$27.40		$33.07		$26.35		$23.56

Total return(b)	5.86%		12.94%		35.75	%(c)	17.79	%(c)	(2.79	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$422,069		$400,678		$371,102		$289,898		$281,467
Net expenses	1.25	%(d)	1.29	%(e)	1.30	%(f)	1.30	%(f)	1.34	%(f)(g)
Gross expenses	1.25%		1.29	%(e)	1.32%		1.35%		1.38%
Net investment income (loss)	0.21%		0.07%		(0.12)%		0.25%		(0.15)%
Portfolio turnover rate	20%		93	%(h)	50%		52%		97%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Effective July 1, 2015, the expense limit decreased from 1.30% to 1.25%.
(e)	Includes fee/expense recovery of 0.02%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective June 1, 2011, the expense limit decreased to 1.30%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class B
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$20.23		$26.91		$21.98		$19.93		$21.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.11)		(0.19)		(0.22)		(0.12)		(0.21)
Net realized and unrealized gain (loss)	1.14		3.51		7.73		3.50		(0.58)

Total from Investment Operations	1.03		3.32		7.51		3.38		(0.79)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—		—		—
Net realized capital gains	(1.41)		(10.00)		(2.58)		(1.33)		(0.88)

Total Distributions	(1.41)		(10.00)		(2.58)		(1.33)		(0.88)

Net asset value, end of the period	$19.85		$20.23		$26.91		$21.98		$19.93

Total return(b)	5.06%		12.14%		34.70	%(c)	16.97	%(c)	(3.53	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$168		$3,324		$7,708		$11,172		$16,820
Net expenses	1.99	%(d)	2.04	%(e)	2.05	%(f)	2.05	%(f)	2.10	%(f)(g)
Gross expenses	1.99%		2.04	%(e)	2.07%		2.10%		2.13%
Net investment loss	(0.52)%		(0.70)%		(0.89)%		(0.55)%		(0.94)%
Portfolio turnover rate	20%		93	%(h)	50%		52%		97%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class B shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Effective July 1, 2015, the expense limit decreased from 2.05% to 2.00%.
(e)	Includes fee/expense recovery of 0.02%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective June 1, 2011, the expense limit decreased to 2.05%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$20.24		$26.92		$21.99		$19.94		$21.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.11)		(0.19)		(0.22)		(0.11)		(0.20)
Net realized and unrealized gain (loss)	1.14		3.51		7.73		3.49		(0.59)

Total from Investment Operations	1.03		3.32		7.51		3.38		(0.79)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		—		—		—
Net realized capital gains	(1.41)		(10.00)		(2.58)		(1.33)		(0.88)

Total Distributions	(1.41)		(10.00)		(2.58)		(1.33)		(0.88)

Net asset value, end of the period	$19.86		$20.24		$26.92		$21.99		$19.94

Total return(b)	5.06%		12.12%		34.69	%(c)	16.96	%(c)	(3.53	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$61,864		$53,925		$44,150		$30,525		$28,462
Net expenses	2.00	%(d)	2.04	%(e)	2.05	%(f)	2.05	%(f)	2.09	%(f)(g)
Gross expenses	2.00%		2.04	%(e)	2.07%		2.10%		2.13%
Net investment loss	(0.54)%		(0.68)%		(0.86)%		(0.49)%		(0.90)%
Portfolio turnover rate	20%		93	%(h)	50%		52%		97%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Effective July 1, 2015, the expense limit decreased from 2.05% to 2.00%.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective June 1, 2011, the expense limit decreased to 2.05%.
(h)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class Y
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$31.18		$36.32		$28.68		$25.52		$27.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15		0.12		0.05		0.17		0.04
Net realized and unrealized gain (loss)	1.76		4.74		10.17		4.46		(0.76)

Total from Investment Operations	1.91		4.86		10.22		4.63		(0.72)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		—		—		(0.14)		—
Net realized capital gains	(1.41)		(10.00)		(2.58)		(1.33)		(0.88)

Total Distributions	(1.48)		(10.00)		(2.58)		(1.47)		(0.88)

Net asset value, end of the period	$31.61		$31.18		$36.32		$28.68		$25.52

Total return	6.11%		13.25%		36.06	%(b)	18.15	%(b)	(2.56	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$70,643		$37,636		$24,661		$11,035		$2,047
Net expenses	1.00	%(c)	1.05	%(d)	1.05	%(e)	1.05	%(e)	1.09	%(e)(f)
Gross expenses	1.00%		1.05	%(d)	1.07%		1.10%		1.14%
Net investment income	0.46%		0.32%		0.13%		0.61%		0.16%
Portfolio turnover rate	20%		93	%(g)	50%		52%		97%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Effective July 1, 2015, the expense limit decreased from 1.05% to 1.00%.
(d)	Includes fee/expense recovery of 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective June 1, 2011, the expense limit decreased to 1.05%.
(g)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to the change in the structure of the Fund from four segments to two segments.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	SeeyondSM Multi-Asset Allocation Fund—Class A
	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$9.68		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)		(0.05)
Net realized and unrealized gain (loss)	(0.42)		(0.27)

Total from Investment Operations	(0.51)		(0.32)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—
Net realized capital gains	(0.13)		—

Total Distributions	(0.13)		—

Net asset value, end of the period	$9.04		$9.68

Total return(b)(c)	(5.39)%		(3.20	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$246		$1
Net expenses(e)	1.35	%(f)	1.31	%(g)(h)
Gross expenses	1.60	%(f)	1.47	%(g)(h)
Net investment loss	(0.90)%		(1.05	)%(h)
Portfolio turnover rate	36%		40%

*	From commencement of operations on July 23, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 1.30% and the ratio of gross expenses would have been 1.55%.
(g)	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 1.30% and the ratio of gross expenses would have been 1.46%.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	SeeyondSM Multi-Asset Allocation Fund—Class C
	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$9.65		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16)		(0.07)
Net realized and unrealized gain (loss)	(0.42)		(0.28)

Total from Investment Operations	(0.58)		(0.35)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—
Net realized capital gains	(0.13)		—

Total Distributions	(0.13)		—

Net asset value, end of the period	$8.94		$9.65

Total return(b)(c)	(6.14)%		(3.50	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$201		$27
Net expenses(e)	2.10	%(f)	2.06	%(g)(h)
Gross expenses	2.33	%(f)	2.38	%(g)(h)
Net investment loss	(1.67)%		(1.64	)%(h)
Portfolio turnover rate	36%		40%

*	From commencement of operations on July 23, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 2.05% and the ratio of gross expenses would have been 2.28%.
(g)	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 2.05% and the ratio of gross expenses would have been 2.37%.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	SeeyondSM Multi-Asset Allocation Fund—Class Y
	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$9.69		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.07)		(0.03)
Net realized and unrealized gain (loss)	(0.42)		(0.28)

Total from Investment Operations	(0.49)		(0.31)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—
Net realized capital gains	(0.13)		—

Total Distributions	(0.13)		—

Net asset value, end of the period	$9.07		$9.69

Total return(b)	(5.17)%		(3.10	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$47,134		$48,756
Net expenses(d)	1.09	%(e)	1.05	%(f)(g)
Gross expenses	1.29	%(e)	1.35	%(f)(g)
Net investment loss	(0.75)%		(0.79	)%(g)
Portfolio turnover rate	36%		40%

*	From commencement of operations on July 23, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense of 0.04%. Without this expense the ratio of net expenses would have been 1.05% and the ratio of gross expenses would have been 1.25%.
(f)	Includes interest expense of less than 0.01%.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

71  |

Notes to Financial Statements

December 31, 2015

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Multi-Asset Income Fund (formerly Natixis Diversified Income Fund) (the “Multi-Asset Income Fund”)

Natixis U.S. Equity Opportunities Fund (the “U.S. Equity Opportunities Fund”)

Natixis Funds Trust II:

McDonnell Intermediate Municipal Bond Fund (the “Intermediate Municipal Bond Fund”)

SeeyondSM Multi-Asset Allocation Fund (the “Multi-Asset Allocation Fund”)

Each Fund is a diversified investment company, except for Multi-Asset Allocation Fund, which is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Effective August 31, 2015, Multi-Asset Income Fund began offering Class N shares. Effective October 12, 2007, Class B shares of U.S. Equity Opportunities Fund are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 3.00% and 4.25% for Intermediate Municipal Bond Fund and Multi-Asset Income Fund, respectively, (3.50% and 4.50%, respectively prior to November 2, 2015), and 5.75% for U.S. Equity Opportunities Fund and Multi-Asset Allocation Fund. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries and are intended for employer-sponsored retirement plans and, effective November 2, 2015, investors with an initial minimum investment of $1,000,000. Class Y shares are intended for institutional investors with a minimum initial investment of

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$100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Multi-Asset Income Fund, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements, except as disclosed in Note 13.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadvisers and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation

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as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively. Domestic exchange-traded single name equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service, if available, or prices obtained from broker-dealers. Centrally cleared interest rate swaps are valued at settlement prices of the clearinghouse on which the contracts were traded, if available, or prices obtained from broker-dealers. Interest rate swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available, or prices obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

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As of December 31, 2015, securities and other investments of the funds included in net assets (reflected at absolute value) were fair valued as follows:

Fund	Options contracts[1]	Percentage of Net Assets	Futures contracts[1]	Percentage of Net Assets
Multi-Asset Allocation Fund	$1,738,381	3.65%	$143,042	0.30%

[1]

Certain options and futures contracts were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those contracts.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities

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transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

During the year ended December 31, 2015, the amount of income available to be distributed by Multi-Asset Income Fund was reduced by $149,447 as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

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e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase

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transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the equity underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. Over-the-counter (“OTC”) options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

For the year ended December 31, 2015, the Funds were not party to any OTC options.

g.  Swaptions.  Certain Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

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December 31, 2015

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

For the year ended December 31, 2015, the Funds were not party to any swaptions.

h.  Swap Agreements.  Multi-Asset Income Fund may enter into interest rate swaps. An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking liquid assets or cash.

For the year ended December 31, 2015, Multi-Asset Income Fund was not party to any interest rate swaps.

i.  Due from Brokers.  Transactions and positions in futures and options contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Fund and the various broker/dealers. The due from broker balance in the Statement of Assets and Liabilities for Multi-Asset Allocation Fund represents cash, including foreign currency, on deposit with the broker for open futures and options contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment

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income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2015 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, contingent payment debt instruments, premium amortization, convertible bonds, paydown gains and losses, Treasury Inflation-Protected Securities (“TIPS”), distributions in excess of income and/or capital gain, return of capital distributions received, distribution redesignations and foreign currency gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, trust preferred

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securities, return of capital distributions received, futures and options contract mark-to-market and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2015 and 2014 were as follows:

	2015 Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Multi-Asset Income Fund	$3,542,036	$—	$—	$3,542,036
Intermediate Municipal Bond Fund	—	565,474	—	565,474
U.S. Equity Opportunities Fund	7,472,234	—	20,618,016	28,090,250
Multi-Asset Allocation Fund	—	—	659,252	659,252

	2014 Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
Multi-Asset Income Fund	$3,440,398	$—	$—	$3,440,398
Intermediate Municipal Bond Fund	—	394,704	—	394,704
U.S. Equity Opportunities Fund	28,374,163	—	109,096,353	137,470,516
Multi-Asset Allocation Fund	—	—	—	—

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Multi-Asset Income Fund	Intermediate Municipal Bond Fund	U.S. Equity Opportunities Fund	Multi-Asset Allocation Fund
Undistributed ordinary income	$98,163	$—	$498,811	$—
Undistributed tax exempt income	—	3,636	—	—
Undistributed long-term capital gains	—	—	4,797,216	—

Total undistributed earnings	98,163	3,636	5,296,027	—

Capital loss carryforward:
Short-term:
December 31, 2017	(1,209,090)	—	—	—
No expiration date	—	(332,683)	—	—
Long-term:
No expiration date	—	(44,227)	—	—

Total capital loss carryforward	(1,209,090)	(376,910)	—	—

Late-year ordinary and post-October capital loss deferrals*	(3,169)	—	—	(1,081,274)

Unrealized appreciation (depreciation)
Investments	2,866,273	1,302,089	72,337,656	(1,689,125)
Foreign currency translations	(947,034)	—	—	—

Total Unrealized appreciation (depreciation)	1,919,239	1,302,089	72,337,656	(1,689,125)

Total accumulated earnings (losses)	$805,143	$928,815	$77,633,683	$(2,770,399)

Capital loss carryforward utilized in the current year	$7,534,544	$24,506	$—	$—

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Multi-Asset Income Fund is deferring capital losses that occurred after October 31, 2015. Multi-Asset Allocation Fund is deferring foreign currency losses and capital losses that occurred after October 31, 2015.

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Capital losses may be utilized to offset future capital gains until expiration. The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital loss carryforwards to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

l.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2015, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

m.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

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Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

n.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2015, none of the Funds had loaned securities under this agreement.

o.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

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December 31, 2015

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

85  |

Notes to Financial Statements (continued)

December 31, 2015

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2015, at value:

Multi-Asset Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Common Stocks
Air Freight & Logistics	$87,665	$177,695	$—		$265,360
Banks	4,753,355	373,703	—		5,127,058
Beverages	1,242,727	95,121	—		1,337,848
Capital Markets	174,794	58,536	—		233,330
Commercial Services & Supplies	887,322	185,776	—		1,073,098
Diversified Telecommunication Services	2,148,601	191,810	—		2,340,411
Electric Utilities	2,421,344	191,112	—		2,612,456
Food Products	1,375,941	89,310	—		1,465,251
Gas Utilities	327,415	86,687	—		414,102
Internet Software & Services	—	186,330	—		186,330
Multi-Utilities	1,008,562	87,866	—		1,096,428
Oil, Gas & Consumable Fuels	4,771,362	84,420	—		4,855,782
Pharmaceuticals	3,817,773	190,854	—		4,008,627
Road & Rail	294,714	92,499	—		387,213
Specialty Retail	466,976	90,155	—		557,131
Tobacco	2,803,879	309,269	—		3,113,148
Transportation Infrastructure	—	86,825	—		86,825
Wireless Telecommunication Services	—	96,405	—		96,405
All Other Common Stocks(a)	54,182,872	—	—		54,182,872

Total Common Stocks	80,765,302	2,674,373	—		83,439,675

Bonds and Notes
Building Materials	—	—	40,758	(b)	40,758
All Other Bonds and Notes(a)	—	25,206,172	—		25,206,172

Total Bonds and Notes	—	25,206,172	40,758		25,246,930

Senior Loans(a)	—	3,969,899	—		3,969,899
Preferred Stocks(a)	3,384,967	—	—		3,384,967
Closed-End Investment Companies	819,746	—	—		819,746
Short-Term Investments	—	7,050,949	—		7,050,949

Total	$84,970,015	$38,901,393	$40,758		$123,912,166

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

|  86

Notes to Financial Statements (continued)

December 31, 2015

Intermediate Municipal Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$72,407,428	$—	$72,407,428
Short-Term Investments	—	6,290,548	—	6,290,548

Total	$—	$78,697,976	$—	$78,697,976

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

Natixis U.S. Equity Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$541,856,551	$—	$—	$541,856,551
Short-Term Investments	—	11,678,956	—	11,678,956

Total	$541,856,551	$11,678,956	$—	$553,535,507

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

Multi-Asset Allocation Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$7,556,692	$—	$7,556,692
Exchange-Traded Funds(a)	2,381,417	—	—	2,381,417
Purchased Options(a)	151,969	754,490	—	906,459
Short-Term Investments	—	25,315,711	—	25,315,711

Total Investments	2,533,386	33,626,893	—	36,160,279

Futures Contracts (unrealized appreciation)	43,033	66,310	—	109,343

Total	$2,576,419	$33,693,203	$—	$36,269,622

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(1,815,081)	$—	$(1,815,081)
Futures Contracts (unrealized depreciation)	(188,002)	(76,732)	—	(264,734)

Total	$(188,002)	$(1,891,813)	$—	$(2,079,815)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

87  |

Notes to Financial Statements (continued)

December 31, 2015

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2014 and/or December 31, 2015:

Multi-Asset Income Fund

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Car Loan	$294,726	$—	$2,919	$256	$—
ABS Home Equity	18,198	—	(534)	374	—
ABS Other	772,936	—	1,497	(3,429)	—
Airlines	1,315,465	41	79,402	(96,872)	—
Building Materials	—	89	—	(54,696)	—

Total	$2,401,325	$130	$83,284	$(154,367)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2015
Bonds and Notes
ABS Car Loan	$(297,901)	$—	$—	$—	$—
ABS Home Equity	(18,038)	—	—	—	—
ABS Other	(771,004)	—	—	—	—
Airlines	(1,298,036)	—	—	—	—
Building Materials	—	95,365	—	40,758	(54,696)

Total	$(2,384,979)	$95,365	$—	$40,758	$(54,696)

A debt security valued at $95,365 was transferred from Level 2 to Level 3 during the period ended December 31, 2015. At December 31, 2014, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2015, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

|  88

Notes to Financial Statements (continued)

December 31, 2015

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Multi-Asset Income Fund and Multi-Asset Allocation Fund used during the period include forward foreign currency contracts, futures contracts and option contracts.

Multi-Asset Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2015, the Fund engaged in forward foreign currency transactions for hedging purposes.

Multi-Asset Income Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the year ended December 31, 2015, the Fund used futures contracts to manage duration.

Multi-Asset Allocation Fund seeks to gain exposure to a combination of four asset classes: equity, fixed income, currency and volatility. The Fund pursues its objective by utilizing a variety of listed and other liquid derivative instruments. The Fund’s equity exposure typically will be obtained through investments in broad, equity index listed futures, equity index options, options on futures and exchange-traded funds (“ETFs”). The Fund’s fixed income exposure may consist of, but is not limited to, U.S. and non-U.S. government bonds, listed bond futures, options on futures and fixed income ETFs. The Fund’s currency exposure typically will be obtained through investments in non-dollar denominated investments and futures contracts. The Fund’s exposure to volatility assets will result from both “long” and “short” positions in futures and options, such as futures contracts based on the Chicago Board Options Exchange Volatility Index (the “VIX”), listed equity index options, options on futures and equity index futures. During the year ended December 31, 2015, the Fund used futures, equity index options and options on futures contracts to gain investment exposure in accordance with its objective.

89  |

Notes to Financial Statements (continued)

December 31, 2015

Transactions in derivative instruments for Multi-Asset Income Fund during the year ended December 31, 2015 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[1]
Interest rate contracts	$(92,523)	$—
Foreign exchange contracts	—	45,478

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[1]
Interest rate contracts	$55,028	$—
Foreign exchange contracts	—	(50,936)

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

The following is a summary of derivative instruments for Multi-Asset Allocation Fund as of December 31, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on futures contracts	Total
Exchange-traded/cleared asset derivatives
Interest rate contracts	$8,906	$19,818	$28,724
Foreign exchange contracts	—	6,913	6,913
Equity contracts	897,553	82,612	980,165

Total asset derivatives	$906,459	$109,343	$1,015,802

Liabilities	Options written at value	Unrealized depreciation on futures contracts	Total
Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$(25,499)	$(25,499)
Foreign exchange contracts	—	(2,925)	(2,925)
Equity contracts	(1,815,081)	(236,310)	(2,051,391)

Total liability derivatives	$(1,815,081)	$(264,734)	$(2,079,815)

[1]	Represents purchased options, at value.

|  90

Notes to Financial Statements (continued)

December 31, 2015

Transactions in derivative instruments for Multi-Asset Allocation Fund during the year ended December 31, 2015 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Futures contracts	Options written
Interest rate contracts	$33,868	$92,085	$33,955
Foreign exchange contracts	—	(171,741)	—
Equity contracts	(12,995)	611,115	(49,505)

Total	$20,873	$531,459	$(15,550)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Futures contracts	Options written
Interest rate contracts	$(106,469)	$(216,622)	$(939)
Foreign exchange contracts	—	(6,316)	—
Equity contracts	(329,046)	(895,760)	167,294

Total	$(435,515)	$(1,118,698)	$166,355

[2]	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, for Multi-Asset Income Fund and Multi-Asset Allocation Fund, based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2015:

Multi-Asset Income Fund	Futures	Forwards
Average Notional Amount Outstanding	0.20%	0.30%
Highest Notional Amount Outstanding	1.08%	1.19%
Lowest Notional Amount Outstanding	0.00%	0.00%
Notional Amount Outstanding as of December 31, 2015	0.00%	0.00%

Multi-Asset Allocation Fund	Futures
Average Notional Amount Outstanding	79.96%
Highest Notional Amount Outstanding	90.01%
Lowest Notional Amount Outstanding	58.50%
Notional Amount Outstanding as of December 31, 2015	90.01%

91  |

Notes to Financial Statements (continued)

December 31, 2015

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

The volume of option contract activity, as a percentage of net assets, for Multi-Asset Allocation Fund, based on month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2015:

Multi-Asset Allocation Fund*	Call Options Purchased	Put Options Purchased	Call Options Written	Put Options Written
Average Market Value of Underlying Instruments	30.72%	11.87%	5.78%	5.42%
Highest Market Value of Underlying Instruments	70.27%	60.03%	33.23%	39.00%
Lowest Market Value of Underlying Instruments	7.51%	0.00%	0.00%	0.00%
Market Value of Underlying Instruments as of December 31, 2015	42.24%	47.07%	33.18%	33.25%

*	Market value of underlying instruments is determined as follows: for domestic indices by multiplying contracts by the contract multiplier by the price of the option’s underlying index, for foreign indices by multiplying the number of contracts by the contract multiplier by the price of the underlying index and dividing by the foreign currency exchange rate and for futures by multiplying the number of contracts by the contract multiplier by the price of the underlying futures contract.

Market value of underlying securities at the end of the prior period, if applicable, are included in the averages above.

The following is a summary of Multi-Asset Allocation Fund’s written option activity:

	Contracts	Premiums
Outstanding at December 31, 2014	20	$6,564
Options written	816	2,796,867
Options terminated in closing purchase transactions	(393)	(821,056)

Outstanding at December 31, 2015	443	$1,982,375

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit

|  92

Notes to Financial Statements (continued)

December 31, 2015

default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, if applicable, as of December 31, 2015:

Multi-Asset Allocation Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Exchange-traded counterparty credit risk Futures contracts	$6,532,735	$6,532,735

5.  Purchases and Sales of Securities.  For the year ended December 31, 2015, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and option contracts and including paydowns) were as follows:

Fund	Purchases	Sales
Multi-Asset Income Fund	$134,246,730	$152,823,096
Intermediate Municipal Bond Fund	48,980,222	7,515,608
U.S. Equity Opportunities Fund	133,558,009	104,422,402
Multi-Asset Allocation Fund	3,967,947	4,347,202

93  |

Notes to Financial Statements (continued)

December 31, 2015

For the year ended December 31, 2015, purchases and sales of U.S. Government/Agency securities by Multi-Asset Income Fund were $11,493,317 and $39,246,635, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) serves as investment adviser to each Fund except the Multi-Asset Allocation Fund. Natixis Asset Management U.S., LLC (“Natixis AM US”) is the investment adviser to the Multi-Asset Allocation Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 billion	Over $1 billion
Multi-Asset Income Fund	0.55%	0.50%
Intermediate Municipal Bond Fund	0.40%	0.40%
U.S. Equity Opportunities Fund	0.80%	0.80%
Multi-Asset Allocation Fund	0.85%	0.85%

NGAM Advisors has entered into subadvisory agreements for each Fund as listed below.

Multi-Asset Income Fund	Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Intermediate Municipal Bond Fund	McDonnell Investment Management, LLC (“McDonnell”)
U.S. Equity Opportunities Fund	Harris Associates L.P. (“Harris”)
Loomis Sayles

Prior to August 31, 2015, NGAM Advisors had a subadvisory agreement for Multi-Asset Income Fund with AEW Capital Management, L.P. (“AEW”).

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser(s) a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s/Segment’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $1 billion	Over $1 billion
Multi-Asset Income Fund	Loomis Sayles	0.325%	0.30%
Intermediate Municipal Bond Fund	McDonnell	0.20%	0.20%
U.S. Equity Opportunities Fund
Large Cap Growth Segment	Harris	0.52%	0.52%
All Cap Growth Segment	Loomis Sayles	0.35%	0.35%

|  94

Notes to Financial Statements (continued)

December 31, 2015

Prior to August 31, 2015, Under the terms of the subadvisory agreements, Multi-Asset Income Fund had agreed to pay its respective subadviser(s) a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s/Segment’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $250 million	Over $250 million
Multi-Asset Income Fund
Diversified REIT Discipline	AEW	0.45%	0.40%
Inflation Protected Securities Discipline	Loomis Sayles	0.25%	0.20%
Multi-Sector Bond Discipline	Loomis Sayles	0.35%	0.30%

Payments to NGAM Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

NGAM Advisors and Natixis AM US have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2016 for Multi-Asset Allocation Fund and April 30, 2017 for Multi-Asset Income Fund, Intermediate Municipal Bond Fund and U.S. Equity Opportunities Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended December 31, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y
Multi-Asset Income Fund	0.95%	—	1.70%	0.65%	0.70%
Intermediate Municipal Bond Fund	0.70%	—	1.45%	—	0.45%
U.S. Equity Opportunities Fund	1.25%	2.00%	2.00%	—	1.00%
Multi-Asset Allocation Fund	1.30%	—	2.05%	—	1.05%

95  |

Notes to Financial Statements (continued)

December 31, 2015

Prior to August 31, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Multi-Asset Income Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Multi-Asset Income Fund	1.25%	2.00%	—	1.00%

Prior to July 1, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Intermediate Municipal Bond Fund and U.S. Equity Opportunities Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Intermediate Municipal Bond Fund	0.80%	—	1.55%	0.55%
U.S. Equity Opportunities Fund	1.30%	2.05%	2.05%	1.05%

NGAM Advisors and Natixis AM US shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2015, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees[2]	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Multi-Asset Income Fund	$892,262	$86,404	$1,209	$804,649	0.55%	0.50%
Intermediate Municipal Bond Fund	155,126	141,002	—	14,124	0.40%	0.04%
U.S. Equity Opportunities Fund	4,336,747	2,238	—	4,334,509	0.80%	0.80%
Multi-Asset Allocation Fund	421,990	100,533	—	321,457	0.85%	0.65%

[1]	Contractual management fee waivers are subject to possible recovery until December 31, 2016.
[2]	Voluntary management fee waivers are not subject to recovery under the expense limitation agreement described above.

|  96

Notes to Financial Statements (continued)

December 31, 2015

For the year ended December 31, 2015, class-specific expenses have been reimbursed as follows:

	Contractual Reimbursement[3]
Fund	Class A	Class C	Class N	Class Y
Multi-Asset Income Fund	$17,101	$6,153	$—	$2,233

[3]	Contractual expense reimbursements are subject to possible recovery until December 31, 2016, except as noted in Note 6g.

No expenses were recovered during the year ended December 31, 2015 under the terms of the expense limitation agreements.

Certain officers and directors of NGAM Advisors and its affiliates are also officers or Trustees of the Funds. NGAM Advisors, AEW, McDonnell, Loomis Sayles and Harris are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis AM US is a subsidiary of Natixis Asset Management (“NAM”), which is in turn a subsidiary of Natixis Global Asset Management.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as

97  |

Notes to Financial Statements (continued)

December 31, 2015

compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended December 31, 2015, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Multi-Asset Income Fund	$235,490	$—	$129,415	$—	$388,246
Intermediate Municipal Bond Fund	8,717	—	6,338	—	19,015
U.S. Equity Opportunities Fund	1,057,216	3,126	148,355	9,377	445,065
Multi-Asset Allocation Fund	202	—	290	—	871

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2015, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Multi-Asset Income Fund	$69,200
Intermediate Municipal Bond Fund	16,653
U.S. Equity Opportunities Fund	232,145
Multi-Asset Allocation Fund	21,255

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are

|  98

Notes to Financial Statements (continued)

December 31, 2015

subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Multi-Asset Income Fund	$102,123
Intermediate Municipal Bond Fund	7,600
U.S. Equity Opportunities Fund	197,693
Multi-Asset Allocation Fund	523

As of December 31, 2015, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Multi-Asset Income Fund	$826
Intermediate Municipal Bond Fund	202
U.S. Equity Opportunities Fund	2,163
Multi-Asset Allocation Fund	7

Sub-transfer agent fees attributable to Class A, Class B, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2015 were as follows:

Fund	Commissions
Multi-Asset Income Fund	$13,342
Intermediate Municipal Bond Fund	24,485
U.S. Equity Opportunities Fund	45,032
Multi-Asset Allocation Fund	2

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson)

99  |

Notes to Financial Statements (continued)

December 31, 2015

receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2016, the Chairperson of the Board will receive a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $155,000. The chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $10,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Reimbursement of Transfer Agent Fees and Expenses.  Effective September 1, 2015, NGAM Advisors has given a binding contractual undertaking to Multi-Asset Income Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through April 30, 2017 and is not subject to recovery under the expense limitation agreement described above.

For the period from September 1, 2015 through December 31, 2015, NGAM Advisors reimbursed the Fund $44 for transfer agency expenses related to Class N shares.

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Notes to Financial Statements (continued)

December 31, 2015

h.  Affiliated Ownership.  As of December 31, 2015 Natixis US and affiliates held shares of Multi-Asset Allocation Fund and Multi-Asset Income Fund representing 96.56% and less than 0.01% of the Funds’ net assets, respectively. Investment activities of affiliated shareholders could have material impacts on the Funds.

i.  Payment by Affiliates.  During the year ended December 31, 2015, Natixis AM US reimbursed Multi-Asset Allocation Fund $17 for losses incurred in connection with a trading error. This amount is included in realized gains on futures contracts in the Statements of Operations. Additionally, NGAM Advisors reimbursed Multi-Asset Income Fund $20,510 for brokerage commissions incurred on portfolio transactions executed in conjunction with a strategy change.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the period from September 1, 2015 through December 31, 2015, Multi-Asset Income Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable)

	Class A	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$17,680	$11,497	$44	$2,819

Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Effective April 16, 2015, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2015, none of the Funds had borrowings under this agreement.

101  |

Notes to Financial Statements (continued)

December 31, 2015

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

9.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2015, amounts rebated under these agreements were as follows:

Fund	Rebates
Multi-Asset Income Fund	$906
U.S. Equity Opportunities Fund	6,865

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Multi-Asset Allocation Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

11.  Interest Expense.  Multi-Asset Allocation Fund incurs interest expense on net cash and foreign currency debit balances, if any, for accounts held at brokers. Interest expense incurred for the year ended December 31, 2015 is reflected on the Statements of Operations.

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Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
Multi-Asset Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,847,041	$25,047,639	3,587,606	$46,772,806
Issued in connection with the reinvestment of distributions	135,940	1,788,328	145,859	1,902,832
Redeemed	(5,302,356)	(70,529,840)	(1,966,178)	(25,485,685)

Net change	(3,319,375)	$(43,693,873)	1,767,287	$23,189,953

Class C
Issued from the sale of shares	809,470	$10,798,585	641,777	$8,362,876
Issued in connection with the reinvestment of distributions	42,974	560,787	41,434	539,625
Redeemed	(1,076,310)	(14,183,914)	(711,476)	(9,151,769)

Net change	(223,866)	$(2,824,542)	(28,265)	$(249,268)

Class N*
Issued from the sale of shares	79	$1,001	—	$—
Issued in connection with the reinvestment of distributions	1	14	—	—

Net change	80	$1,015	—	$—

Class Y
Issued from the sale of shares	1,039,119	$14,008,487	1,164,871	$15,288,075
Issued in connection with the reinvestment of distributions	31,764	417,023	10,893	143,867
Redeemed	(1,266,925)	(16,678,449)	(149,655)	(1,908,448)

Net change	(196,042)	$(2,252,939)	1,026,109	$13,523,494

Increase (decrease) from capital share transactions	(3,739,203)	$(48,770,339)	2,765,131	$36,464,179

Intermediate Municipal Bond Fund
Class A
Issued from the sale of shares	592,244	$5,929,603	440,562	$4,404,696
Issued in connection with the reinvestment of distributions	4,131	41,346	1,807	17,881
Redeemed	(199,347)	(1,988,883)	(312,110)	(3,108,236)

Net change	397,028	$3,982,066	130,259	$1,314,341

Class C
Issued from the sale of shares	516,208	$5,183,929	221,952	$2,199,823
Issued in connection with the reinvestment of distributions	478	4,779	125	1,241
Redeemed	(109,322)	(1,092,827)	(5,445)	(53,806)

Net change	407,364	$4,095,881	216,632	$2,147,258

Class Y
Issued from the sale of shares	6,857,887	$68,754,803	874,599	$8,630,106
Issued in connection with the reinvestment of distributions	19,332	193,727	31,302	308,641
Redeemed	(3,102,593)	(31,008,201)	(349,221)	(3,485,532)

Net change	3,774,626	$37,940,329	556,680	$5,453,215

Increase (decrease) from capital share transactions	4,579,018	$46,018,276	903,571	$8,914,814

*	From commencement of Class operations on August 31, 2015 through December 31, 2015.

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Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
U.S. Equity Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,905,649	$53,185,247	1,244,707	$40,683,381
Issued in connection with the reinvestment of distributions	717,539	19,984,422	3,733,383	104,238,574
Redeemed	(1,954,194)	(54,802,400)	(1,579,897)	(53,911,455)

Net change	668,994	$18,367,269	3,398,193	$91,010,500

Class B
Issued from the sale of shares	451	$9,116	4,557	$112,874
Issued in connection with the reinvestment of distributions	2,049	41,836	54,550	1,140,434
Redeemed	(158,367)	(3,248,117)	(181,197)	(5,000,162)

Net change	(155,867)	$(3,197,165)	(122,090)	$(3,746,854)

Class C
Issued from the sale of shares	731,050	$14,968,474	639,156	$16,511,165
Issued in connection with the reinvestment of distributions	166,686	3,355,438	756,094	15,641,654
Redeemed	(447,307)	(9,204,165)	(371,115)	(9,752,500)

Net change	450,429	$9,119,747	1,024,135	$22,400,319

Class Y
Issued from the sale of shares	1,585,958	$50,501,292	837,095	$31,611,584
Issued in connection with the reinvestment of distributions	79,841	2,543,672	262,503	8,306,725
Redeemed	(638,372)	(20,615,184)	(571,477)	(21,233,215)

Net change	1,027,427	$32,429,780	528,121	$18,685,094

Increase (decrease) from capital share transactions	1,990,983	$56,719,631	4,828,359	$128,349,059

	Year Ended December 31, 2015		Year Ended December 31, 2014(a)
Multi-Asset Allocation Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	27,184	$256,150	101	$1,011
Issued in connection with the reinvestment of distributions	46	454	—	—
Redeemed	(101)	(991)	(1)	(10)

Net change	27,129	$255,613	100	$1,001

Class C
Issued from the sale of shares	26,919	$257,993	2,822	$27,973
Issued in connection with the reinvestment of distributions	58	577	—	—
Redeemed	(7,350)	(70,270)	(1)	(10)

Net change	19,627	$188,300	2,821	$27,963

Class Y
Issued from the sale of shares	115,322	$1,137,630	5,033,633	$50,330,682
Issued in connection with the reinvestment of distributions	66,280	658,156	—	—
Redeemed	(18,663)	(174,596)	(1)	(10)

Net change	162,939	$1,621,190	5,033,632	$50,330,672

Increase (decrease) from capital share transactions	209,695	$2,065,103	5,036,553	$50,359,636

(a)	From commencement of operations on July 23, 2014 through December 31, 2014.

13.  Subsequent Event.  On September 10, 2015, the Board of Trustees approved the early conversion of all of the U.S. Equity Opportunities Fund’s remaining Class B shares into Class A shares, effective at the close of business on January 11, 2016, at which point Class B shares will be terminated.

|  104

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Loomis Sayles Multi-Asset Income Fund (formerly Natixis Diversified Income Fund), McDonnell Intermediate Municipal Bond Fund, Natixis U.S. Equity Opportunities Fund, and SeeyondSM Multi-Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Multi-Asset Income Fund (formerly Natixis Diversified Income Fund) and Natixis U.S. Equity Opportunities Fund, each a series of Natixis Funds Trust I; and McDonnell Intermediate Municipal Bond Fund and SeeyondSM Multi-Asset Allocation Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2016

105  |

2015 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2015, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Multi-Asset Income	45.71%
U.S. Equity Opportunities	81.32%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2015.

Fund	Amount
U.S. Equity Opportunities	$20,618,016
Multi-Asset Allocation	659,252

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Multi-Asset Income	50.72%
U.S. Equity Opportunities	100.00%

Exempt Interest Dividends

During the year ended December 31, 2015, Intermediate Municipal Bond paid dividends to shareholders from net investment income, of which 100.0% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested that you consult your own tax adviser.

|  106

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

107  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly, Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  108

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors) and since 1993 for Natixis Funds Trust II

Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

109  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

|  110

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

111  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

|  112

ANNUAL REPORT

December 31, 2015

ASG Dynamic Allocation Fund

ASG Global Alternatives Fund

ASG Global Macro Fund

ASG Managed Futures Strategy Fund

ASG Tactical U.S. Market Fund

Portfolio Review page 1

Portfolio of Investments page 28

Financial Statements page  52

Notes to Financial Statements page 79

ASG DYNAMIC ALLOCATION FUND

Managers	Symbols
Alexander D. Healy, PhD	Class A DAAFX
Robert S. Rickard	Class C DACFX
Derek M. Schug, CFA®	Class Y DAYFX
AlphaSimplex Group, LLC (Adviser)

Objective

The Fund seeks long-term capital appreciation. The secondary goal of the Fund is the protection of capital during unfavorable market conditions.

Market Conditions

Divergence among monetary policies dominated financial market headlines throughout 2015, with implications for most financial markets. While Europe, China and Japan engaged in quantitative easing, the U.S. Federal Reserve (the Fed) raised rates in December.

The divergence in monetary policy manifested itself in the performance of most major and emerging market currencies against the U.S. dollar. Notably, the euro experienced pressure throughout the year due to quantitative easing. Canadian, Australian, and emerging (notably Brazilian) currencies suffered substantial declines. China’s ongoing weakness contributed to the pressure in emerging markets, as well as the devaluation in its currency over the summer, which led to a sharp selloff in financial markets. The U.S. dollar’s strength may have contributed to commodity weakness, including the decline in energy prices that severely strained commodity-based currencies and economies.

European fixed-income yields plummeted across all sectors. In the United States, shorter maturity yields were more sensitive to the change in monetary policy and moved broadly higher, while longer maturities were relatively flat. European equities were marginally positive, as the euro’s weakness helped some local markets. In Japan, easy monetary policy pushed the domestic equity markets slightly higher. Conversely, the beginning of policy normalization in the United States weighed on the broader U.S. equity market. Oil’s decline caused concerns, further suppressing equity prices. Risk aversion continued in the United States as investors anticipated interest rate normalization, putting high-yield and credit markets under stress.

Performance Results

After the Fund’s launch on November 30, 2015, Class A shares of ASG Dynamic Allocation Fund returned -1.28% at net asset value for the month ended December 31, 2015. The Fund’s benchmark, the Morningstar® Global Allocation Index, returned -1.07% over the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

The Fund uses a set of proprietary quantitative models to invest in global stock and fixed-income markets. The Fund’s strategy is to overweight and/or underweight assets

1  |

within this universe relative to its benchmark based on these models. The Fund uses exchange-traded funds (“ETFs”) and derivative instruments, such as futures and forward contracts, to gain exposure to five classes of global assets: U.S. stocks, developed market international stocks, U.S. bonds, developed market international bonds and emerging market assets.

During December 2015, each of the five asset groups that the Fund invests in declined. The Fund benefited from being underweight U.S. stocks, emerging market stocks and U.S. bonds, relative to its benchmark. Conversely, the Fund’s overweight to international developed market stocks and its underweight to unhedged foreign bonds detracted from relative performance. Generally, the Fund has less foreign currency exposure than its benchmark, which hurt performance as the U.S. dollar depreciated against a basket of foreign currencies in December.

The Fund relies primarily on a systematic process to identify trends and changes in the asset allocation of the broad hedge fund universe. The Fund has the ability to adjust its total exposure from 0% to 200%. For the period, the Fund’s average exposure to the five asset classes was slightly above 60%, with more than half of this amount in international developed market stocks. The Fund’s other meaningful allocation was in U.S. bonds with a 23% weight. Rounding out the Fund’s portfolio were small positions (less than 4% each) in U.S. stocks and foreign bonds. The Fund held no exposure to emerging market assets during the period. Short-term interest rates remained low, so the contribution from the Fund’s money market allocation was small.

The Fund’s portfolio is adjusted on a daily basis to incorporate new information about trends and hedge fund positioning, and seeks to control risk by maintaining an annual return standard deviation below 20%. While overall market volatility had been rising during the latter part of 2015, the Fund’s annualized volatility was 6.2%, well below 20% due in part to the decision to maintain exposure at less than 100%.

Outlook

The outlook for 2016 is cautious. The policy divergence between the United States and the rest of the world is expected to widen. The Fed is forecasted to tighten policy further despite a tepid growth outlook, although questions remain about the pace of rate increases. In Europe, policy is expected to remain extremely accommodative through quantitative easing and the current level of negative interest rates. However, the scope for further easing may be limited in Europe. The same may be true in Japan, given the recent uptick in growth and the large asset purchase program already in place from the Bank of Japan. Conversely, China is expected to ease further as its economic growth continues to slow.

The possibility for further monetary stimulus is limited, as is the appetite for policy normalization outside of the United States. The macro outlook appears sluggish. Growth is not expected to be particularly strong, though the potential for recession appears low. Therefore, asset prices may be range-bound in 2016. The combination of slow policy normalization in the United States and consistent but not increasing easing in the developed world may lead to U.S. dollar plateauing or even retreating in the year ahead. Should this occur, it could help lift commodity prices and potentially increase inflation expectations.

|  2

ASG DYNAMIC ALLOCATION FUND

In the United States, faltering growth as the Fed attempts to normalize interest rates may be a risk in 2016. Another risk may arise during the upcoming presidential election, where investors may remain on the sidelines given the divergent outlook for monetary policy amongst the parties and various candidates. Global growth may be at risk if European and Japanese economies do not respond as intended to quantitative easing programs. Investors will also be watching China to see if its 2015 growth slowdown and currency devaluation persist into 2016.

Total Returns — December 31, 20154

Life of Fund

Class A (Inception 11/30/15)
NAV	-1.28%
With 5.75% Maximum Sales Charge	-6.96

Class C (Inception 11/30/15)
NAV	-1.37
With CDSC[1]	-2.36

Class Y (Inception 11/30/15)
NAV	-1.26

Comparative Performance
Morningstar® Global Allocation IndexSM 2	-1.07
Blended Index[3]	-1.18

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The Morningstar® Global Allocation Index represents a diverse multi-asset-class portfolio of liquid global asset classes that reflects the global investment opportunities available to an investor with a moderate risk tolerance.

3	The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI World Index (Net)/40% Barclays U.S. Aggregate Bond Index. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancing of the Fund’s investment portfolio, and the relative weightings of the asset classes in the Fund will generally differ to some extent from the weightings in the Blended Index. You may not invest directly in an index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3  |

ASG GLOBAL ALTERNATIVES FUND

Managers	Symbols
Andrew W. Lo, PhD	Class A GAFAX
Alexander D. Healy, PhD	Class C GAFCX
Peter A. Lee	Class N GAFNX
Philippe P. Lüdi, CFA®, PhD	Class Y GAFYX
Robert W. Sinnott
Robert S. Rickard
AlphaSimplex Group, LLC (Adviser)

Objective

The Fund pursues an absolute return strategy that seeks to provide capital appreciation consistent with the risk-return characteristics of a diversified portfolio of hedge funds. The secondary goal of the Fund is to achieve these returns with less volatility than major equity indices.

Market Conditions

Divergence among monetary policies dominated financial market headlines throughout 2015, with implications for most financial markets. While Europe, China and Japan engaged in quantitative easing, the U.S. Federal Reserve (the Fed) raised rates in December.

The divergence in monetary policy manifested itself in the performance of most major and emerging market currencies against the U.S. dollar. Notably, the euro experienced pressure throughout the year due to quantitative easing. Canadian, Australian, and emerging (notably Brazilian) currencies suffered substantial declines. China’s ongoing weakness contributed to the pressure in emerging markets, as well as the devaluation in its currency over the summer, which led to a sharp selloff in financial markets. The U.S. dollar’s strength may have contributed to commodity weakness, including the decline in energy prices that severely strained commodity-based currencies and economies.

European fixed-income yields plummeted across all sectors. In the United States, shorter maturity yields were more sensitive to the change in monetary policy and moved broadly higher, while longer maturities were relatively flat. European equities were marginally positive, as the euro’s weakness helped some local markets. In Japan, easy monetary policy pushed the domestic equity markets slightly higher. Conversely, the beginning of policy normalization in the United States weighed on the broader U.S. equity market. Oil’s decline caused concerns, further suppressing equity prices. Risk aversion continued in the United States as investors anticipated interest rate normalization, putting high-yield and credit markets under stress.

Performance Results

For the 12 months ended December 31, 2015, Class A Shares of the ASG Global Alternatives Fund returned -2.69% at net asset value. Although the Fund does not seek to track any particular index, the Barclay Fund of Funds Index may be used as a benchmark for

|  4

ASG GLOBAL ALTERNATIVES FUND

performance analysis. This benchmark returned -0.55% for the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

The Fund seeks to take on exposures that reflect the liquid, broad market exposures of the hedge fund industry as estimated by a proprietary, statistical process. When the Fund takes on a “long” exposure to a market, the long exposure generally profits as the price of the underlying security rises but suffers losses when the price falls. When the Fund takes on a “short” exposure, the short exposure generally suffers losses as the price of the underlying security rises but profits as the price falls. The Fund typically makes extensive use of futures and forward contracts on global stock indices, fixed-income securities, currencies and commodities. As market events unfold, these exposures result in a profit or loss for the Fund.

In 2015, the Fund’s largest gains came from U.S. fixed income as long exposures paid off in the first half of the year. Gains also came from German equities, the euro and NYMEX crude oil. However, gains were more than offset by losses incurred through exposure to metals and equities, as those markets gyrated throughout 2015. The Fund’s long exposures to metals suffered amidst a broad-based decline in commodity prices, resulting in losses. Global equity markets, meanwhile, experienced divergent and volatile conditions: although the S&P 500® Index ended the year slightly up, international markets generally ended the year lower than they began, and global equity volatility was more than a third higher in 2015 than in 2014 as reflected by the MSCI World Total Return Index.

At times, short positions in certain equity markets reduced the Fund’s equity market exposure, but the Fund maintained an overall net long exposure to equities, which resulted in a net loss. The largest detractors were Japanese stocks, U.K. equities, copper, the Swiss franc and Hong Kong equities. At times during 2015, the Fund had short exposure to various bonds, currencies, equities and commodities, which contributed positively overall. Short-term interest rates remained low, so the contribution from the Fund’s money market allocation was small.

The Fund’s portfolio is adjusted on a daily and monthly basis to incorporate new information about hedge funds’ exposures, and, on a daily basis, to control risk. The risk control mechanism is designed to target an average annual volatility of 9% or less — greater than the typical volatility of bonds, but less than the typical volatility of stocks. The Fund’s realized volatility in 2015 was 8.8%, which is in line with our expectations. We continue to scale the size of the Fund’s positions to keep total portfolio risk at or below its target.

Outlook

The outlook for 2016 is cautious. The policy divergence between the United States and the rest of the world is expected to widen. The Fed is forecasted to tighten policy further despite a tepid growth outlook, although questions remain about the pace of rate increases. In Europe, policy is expected to remain extremely accommodative through quantitative easing and the current level of negative interest rates. However, the scope for further easing may be limited in Europe. The same may be true in Japan, given the recent uptick in growth and the

5  |

large asset purchase program already in place from the Bank of Japan. Conversely, China is expected to ease further as its economic growth continues to slow.

The possibility for further monetary stimulus is limited, as is the appetite for policy normalization outside of the United States. The macro outlook appears sluggish. Growth is not expected to be particularly strong, though the potential for recession appears low. Therefore, asset prices may be range-bound in 2016. The combination of slow policy normalization in the United States and consistent but not increasing easing in the developed world may lead to U.S. dollar plateauing or even retreating in the year ahead. Should this occur, it could help lift commodity prices and potentially increase inflation expectations.

In the United States, faltering growth as the Fed attempts to normalize interest rates may be a risk in 2016. Another risk may arise during the upcoming presidential election, where investors may remain on the sidelines given the divergent outlook for monetary policy amongst the parties and various candidates. Global growth may be at risk if European and Japanese economies do not respond as intended to quantitative easing programs. Investors will also be watching China to see if its 2015 growth slowdown and currency devaluation persist into 2016.

Growth of $10,000 Investment in Class A Shares3

September 30, 2008 (inception) through December 31, 2015

See notes to chart on page 7.

|  6

ASG GLOBAL ALTERNATIVES FUND

Average Annual Total Returns — December 31, 20153

	1 Year	5 Years	Life of Class

Class A (Inception 9/30/08)			Class A/C/Y	Class N
NAV	-2.69%	3.13%	3.93%	—%
With 5.75% Maximum Sales Charge	-8.30	1.92	3.08	—

Class C (Inception 9/30/08)
NAV	-3.40	2.36	3.16	—
With CDSC[1]	-4.33	2.36	3.16	—

Class N (Inception 5/1/13)
NAV	-2.48	—	—	3.40

Class Y (Inception 9/30/08)
NAV	-2.38	3.40	4.19	—

Comparative Performance
Barclay Fund of Funds Index[2]	-0.55	1.79	1.70	2.52

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	Barclay Fund of Funds Index is a measure of the average return of all Fund of Funds (“FoFs”) in the Barclay database. The index is simply the arithmetic average of the net returns of all the FoFs that have reported that month. Index returns are recalculated by BarclayHedge, Ltd. throughout each month. The fund does not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the Barclay Fund of Funds Index returns reported by the fund may differ from the index returns for the same period published by others.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

7  |

ASG GLOBAL MACRO FUND

Managers	Symbols
Andrew W. Lo, PhD	Class A GMFAX
Alexander D. Healy, PhD	Class C GMFCX
Peter A. Lee	Class Y GMFYX
Philippe P. Lüdi, CFA®, PhD
Robert W. Sinnott
Robert S. Rickard
AlphaSimplex Group, LLC (Adviser)

Objective

The Fund seeks capital appreciation by pursuing long-term positive returns independent of market cycles.

Market Conditions

Divergence among monetary policies dominated financial market headlines throughout 2015, with implications for most financial markets. While Europe, China and Japan engaged in quantitative easing, the U.S. Federal Reserve (the Fed) raised rates in December.

The divergence in monetary policy manifested itself in the performance of most major and emerging market currencies against the U.S. dollar. Notably, the euro experienced pressure throughout the year due to quantitative easing. Canadian, Australian, and emerging (notably Brazilian) currencies suffered substantial declines. China’s ongoing weakness contributed to the pressure in emerging markets, as well as the devaluation in its currency over the summer, which led to a sharp selloff in financial markets. The U.S. dollar’s strength may have contributed to commodity weakness, including the decline in energy prices that severely strained commodity-based currencies and economies.

European fixed-income yields plummeted across all sectors. In the United States, shorter maturity yields were more sensitive to the change in monetary policy and moved broadly higher, while longer maturities were relatively flat. European equities were marginally positive, as the euro’s weakness helped some local markets. In Japan, easy monetary policy pushed the domestic equity markets slightly higher. Conversely, the beginning of policy normalization in the United States weighed on the broader U.S. equity market. Oil’s decline caused concerns, further suppressing equity prices. Risk aversion continued in the United States as investors anticipated interest rate normalization, putting high-yield and credit markets under stress.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of the ASG Global Macro Fund returned -2.75% at net asset value. Although the Fund does not seek to track any particular index, the Barclay Global Macro Index may be used as a benchmark for performance analysis.

|  8

ASG GLOBAL MACRO FUND

This benchmark returned 2.34% for the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

Global macro strategies rely on macroeconomic principles to capitalize on market inefficiencies wherever they arise. The Fund invests in a broad range of asset classes and trading styles, and may hold long and short exposures based on a suite of systematic models designed to identify investment opportunities arising from interest rate trends, imbalances in asset supply/demand, government monetary policies and other factors. When the Fund takes on a “long” exposure to a market, the long exposure generally profits as the price of the underlying security rises but suffers losses when its price falls; when it takes on a “short” exposure, the short exposure generally suffers losses as the price of the underlying security rises but profits as its price falls. The Fund uses derivative instruments, such as futures and forward contracts, to capture these exposures.

In 2015, the Fund’s performance was primarily driven by negative performance in equities and fixed income. First quarter gains were more than wiped out by losses as Chinese equities, political surprises in Greece and divergent expectations on central bank policies caused turmoil in the second quarter. Marginal gains during the fourth quarter, preceded by a slightly negative third quarter, failed to bring the Fund back into positive territory. Signals driven by price and volatility trends contributed negatively, whereas relative-value and carry signals contributed positively. Short-term interest rates remained low, so the contribution from the Fund’s money market allocation was small.

Foreign currencies, notably the euro, the Canadian dollar and the British pound were profitable overall, despite a substantial loss in the franc, due to the Swiss National Bank’s decision in January to abandon the currency’s long-standing cap. In the commodities sector, gains from short energy exposures outweighed unprofitable metal and agricultural exposures. Among equities, the largest detractors were long exposures to the Indian Nifty Fifty and short exposures to the German DAX index. In the portfolio’s bond allocation, gains from German, U.S. and U.K. 10-year debt were more than offset by losses in other government obligations, particularly Australian.

The portfolio is managed to an annualized volatility target of 7.5% or less. We scale portfolio positions as often as daily in an effort to keep total portfolio risk within its target range. Position sizes are reduced as market volatility increases, and increased as market volatility decreases. The Fund’s realized annualized volatility during the period was 7.4%, which is consistent with our risk management objectives.

Outlook

The outlook for 2016 is cautious. The policy divergence between the United States and the rest of the world is expected to widen. The Fed is forecasted to tighten policy further despite a tepid growth outlook, although questions remain about the pace of rate increases. In Europe, policy is expected to remain extremely accommodative through quantitative easing and the current level of negative interest rates. However, the scope for further easing may be limited in Europe. The same may be true in Japan, given the recent uptick in

9  |

growth and the large asset purchase program already in place from the Bank of Japan. Conversely, China is expected to ease further as its economic growth continues to slow.

The possibility for further monetary stimulus is limited, as is the appetite for policy normalization outside of the United States. The macro outlook appears sluggish. Growth is not expected to be particularly strong, though the potential for recession appears low. Therefore, asset prices may be range-bound in 2016. The combination of slow policy normalization in the United States and consistent but not increasing easing in the developed world may lead to U.S. dollar plateauing or even retreating in the year ahead. Should this occur, it could help lift commodity prices and potentially increase inflation expectations.

In the United States, faltering growth as the Fed attempts to normalize interest rates may be a risk in 2016. Another risk may arise during the upcoming presidential election, where investors may remain on the sidelines given the divergent outlook for monetary policy amongst the parties and various candidates. Global growth may be at risk if European and Japanese economies do not respond as intended to quantitative easing programs. Investors will also be watching China to see if its 2015 growth slowdown and currency devaluation persist into 2016.

Growth of $10,000 Investment in Class A Shares3

December 1, 2014 (inception) through December 31, 2015

See notes to chart on page 11.

|  10

ASG GLOBAL MACRO FUND

Average Annual Total Returns — December 31, 20153

	1 Year	Life of Fund

Class A (Inception 12/1/14)
NAV	-2.75%	-1.64%
With 5.75% Maximum Sales Charge	-8.38	-6.88

Class C (Inception 12/1/14)
NAV	-3.35	-2.30
With CDSC[1]	-4.30	-2.30

Class Y (Inception 12/1/14)
NAV	-2.45	-1.35

Comparative Performance
Barclay Global Macro Index[2]	2.34	2.30

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	Barclay Global Macro Index tracks the net-of-fees performance of approximately 150 global macro funds as reported to BarclayHedge, Ltd. The number of funds included may change over time. These funds may hold long and short positions in global markets, including stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most Global Macro funds invest globally in both developed and emerging markets. Index returns are recalculated by BarclayHedge, Ltd. throughout each month. The Fund does not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the Barclay Global Macro Index returns reported by the Fund may differ from the index returns for the same period published by others. Life of Fund Performance is calculated from November 30, 2014.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

11  |

ASG MANAGED FUTURES STRATEGY FUND

Managers	Symbols
Andrew W. Lo, PhD	Class A AMFAX
Alexander D. Healy, PhD	Class C ASFCX
Peter A. Lee	Class Y ASFYX
Philippe P. Lüdi, CFA®, PhD
Robert W. Sinnott
Robert S. Rickard
AlphaSimplex Group, LLC (Adviser)

Objective

The Fund pursues an absolute return strategy that seeks to provide capital appreciation.

Market Conditions

Divergence among monetary policies dominated financial market headlines throughout 2015, with implications for most financial markets. While Europe, China and Japan engaged in quantitative easing, the U.S. Federal Reserve (the Fed) raised rates in December.

The divergence in monetary policy manifested itself in the performance of most major and emerging market currencies against the U.S. dollar. Notably, the euro experienced pressure throughout the year due to quantitative easing. Canadian, Australian, and emerging (notably Brazilian) currencies suffered substantial declines. China’s ongoing weakness contributed to the pressure in emerging markets, as well as the devaluation in its currency over the summer, which led to a sharp selloff in financial markets. The U.S. dollar’s strength may have contributed to commodity weakness, including the decline in energy prices that severely strained commodity-based currencies and economies.

European fixed-income yields plummeted across all sectors. In the United States, shorter maturity yields were more sensitive to the change in monetary policy and moved broadly higher, while longer maturities were relatively flat. European equities were marginally positive, as the euro’s weakness helped some local markets. In Japan, easy monetary policy pushed the domestic equity markets slightly higher. Conversely, the beginning of policy normalization in the United States weighed on the broader U.S. equity market. Oil’s decline caused concerns, further suppressing equity prices. Risk aversion continued in the United States as investors anticipated interest rate normalization, putting high-yield and credit markets under stress.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of ASG Managed Futures Strategy Fund returned -1.38% at net asset value. Although the Fund does not seek to track any particular index, the SG Trend Index (formerly known as the Newedge Trend Index) may be used as a benchmark for performance analysis. The benchmark returned 0.04% over the same period. It is important to note that there are material differences between the Fund and this benchmark.

|  12

ASG MANAGED FUTURES STRATEGY FUND

Explanation of Fund Performance

The Fund uses a set of proprietary quantitative models to identify trends in global stock, fixed-income, currency and commodity markets. When the Fund takes on a “long” exposure to a market, the long exposure generally profits as the price of the underlying security rises but suffers losses when its price falls; when it takes on a “short” exposure, the short exposure generally suffers losses as the price of the underlying security rises but profits as its price falls. The Fund uses derivative instruments, such as futures and forward contracts, to capture these exposures.

For the 12-month period, the Fund’s performance was mixed, with gains coming from predominantly negative trends in global currencies (excluding the U.S. dollar) and commodities, and losses from trends in equities and fixed income. Short positions in emerging market currencies, the Norwegian krone and the Canadian dollar provided gains, while positions in the Japanese yen and Swiss franc experienced losses. Within the commodities markets, negative trends in energies and metals added significantly to performance, while trend following in agricultural markets was largely unproductive. Profitable trends within Japanese and European equity markets were outweighed by losses in North American and emerging market equities. In fixed income, very few markets profited during 2015, following the strong reversals experienced in the second quarter. Short positions in the South African rand, natural gas and brent crude oil were the largest positive contributors in 2015. Conversely, the biggest detractors were the Swiss franc, Indian Nifty Fifty equity index and soybean oil futures. Short-term interest rates remained low, so the contribution from the Fund’s money market allocation was small. Across trend models, short horizon trends underperformed in equity, currency and fixed income markets, though all models performed well in commodity markets.

The Fund’s portfolio is adjusted on a daily basis to reflect market trends as well as to control risk. The risk control mechanism is designed to target an annualized portfolio volatility of 17% or less. The Fund’s realized annual volatility in 2015 was 12.08%, which is consistent with our risk management objectives. We continued to scale the size of the Fund’s positions to keep total portfolio risk at or below its target.

Outlook

The outlook for 2016 is cautious. The policy divergence between the United States and the rest of the world is expected to widen. The Fed is forecasted to tighten policy further despite a tepid growth outlook, although questions remain about the pace of rate increases. In Europe, policy is expected to remain extremely accommodative through quantitative easing and the current level of negative interest rates. However, the scope for further easing may be limited in Europe. The same may be true in Japan, given the recent uptick in growth and the large asset purchase program already in place from the Bank of Japan. Conversely, China is expected to ease further as its economic growth continues to slow.

The possibility for further monetary stimulus is limited, as is the appetite for policy normalization outside of the United States. The macro outlook appears sluggish. Growth is not expected to be particularly strong, though the potential for recession appears low. Therefore, asset prices may be range-bound in 2016. The combination of slow policy

13  |

normalization in the United States and consistent but not increasing easing in the developed world may lead to U.S. dollar plateauing or even retreating in the year ahead. Should this occur, it could help lift commodity prices and potentially increase inflation expectations.

In the United States, faltering growth as the Fed attempts to normalize interest rates may be a risk in 2016. Another risk may arise during the upcoming presidential election, where investors may remain on the sidelines given the divergent outlook for monetary policy amongst the parties and various candidates. Global growth may be at risk if European and Japanese economies do not respond as intended to quantitative easing programs. Investors will also be watching China to see if its 2015 growth slowdown and currency devaluation persist into 2016.

Growth of $10,000 Investment in Class A Shares3

July 30, 2010 (inception) through December 31, 2015

See notes to chart on page 15.

|  14

ASG MANAGED FUTURES STRATEGY FUND

Average Annual Total Returns — December 31, 20153

	1 Year	5 Year	Life of Fund

Class A (Inception 7/30/10)
NAV	-1.38%	3.79%	5.92%
With 5.75% Maximum Sales Charge	-7.05	2.56	4.77

Class C (Inception 7/30/10)
NAV	-2.23	3.00	5.11
With CDSC[1]	-3.17	3.00	5.11

Class Y (Inception 7/30/10)
NAV	-1.22	4.05	6.16

Comparative Performance
SG Trend Index[2]	0.04	1.78	4.36

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	SG Trend Index is equal-weighted and reconstituted annually. The index calculates the net daily rate of return for a pool of trend following based hedge fund managers. You may not invest directly in an index. Effective January 5, 2016, the Newedge Trend Index was rebranded to the SG Trend Index. There has been no change to the calculation or definition of the index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

15  |

ASG TACTICAL U.S. MARKET FUND

Managers	Symbols
Andrew W. Lo, PhD	Class A USMAX
Alexander D. Healy, PhD	Class C USMCX
Peter A. Lee	Class Y USMYX
Philippe P. Lüdi, CFA®, PhD
Robert W. Sinnott
Robert S. Rickard
AlphaSimplex Group, LLC (Adviser)
Kevin H. Maeda
Serena V. Stone, CFA®
Active Investment Advisors, a division of NGAM Advisors, L.P. (Subadviser)

Objective

The Fund seeks long-term capital appreciation, with emphasis on the protection of capital during unfavorable market conditions.

Market Conditions

Divergence among monetary policies dominated financial market headlines throughout 2015, with implications for most financial markets. While Europe, China and Japan engaged in quantitative easing, the U.S. Federal Reserve (the Fed) raised rates in December.

The divergence in monetary policy manifested itself in the performance of most major and emerging market currencies against the U.S. dollar. Notably, the euro experienced pressure throughout the year due to quantitative easing. Canadian, Australian, and emerging (notably Brazilian) currencies suffered substantial declines. China’s ongoing weakness contributed to the pressure in emerging markets, as well as the devaluation in its currency over the summer, which led to a sharp selloff in financial markets. The U.S. dollar’s strength may have contributed to commodity weakness, including the decline in energy prices that severely strained commodity-based currencies and economies.

European fixed-income yields plummeted across all sectors. In the United States, shorter maturity yields were more sensitive to the change in monetary policy and moved broadly higher, while longer maturities were relatively flat. European equities were marginally positive, as the euro’s weakness helped some local markets. In Japan, easy monetary policy pushed the domestic equity markets slightly higher. Conversely, the beginning of policy normalization in the United States weighed on the broader U.S. equity market. Oil’s decline caused concerns, further suppressing equity prices. Risk aversion continued in the United States as investors anticipated interest rate normalization, putting high-yield and credit markets under stress.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of ASG Tactical U.S. Market Fund returned -3.00% at net asset value. The Fund’s benchmark, the S&P 500® Index,

|  16

ASG TACTICAL U.S. MARKET FUND

returned 1.38% during the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

The Fund’s strategy is to manage a core portfolio of large-capitalization U.S. equities and exchange-traded funds, together with an overlay of futures contracts that is designed to increase or decrease the portfolio’s overall equity market exposure based on a proprietary model of risk-of-loss. During periods when the risk-of-loss in the U.S. equity market appears high, the futures overlay is employed to reduce the portfolio’s sensitivity to the market, and during more favorable periods the overlay is employed to increase the portfolio’s market participation.

The Fund’s underperformance relative to its benchmark is largely the result of its defensive position in the fourth quarter of the year. During the 12-months ended December 31, 2015, the core equity portfolio offered performance broadly consistent with the performance of U.S. equity markets. In addition to the core equity portfolio, the Fund also held positions in futures contracts on the S&P 500® Index to adjust the Fund’s market participation based on market conditions. Short-term interest rates remained low, so the contribution from the Fund’s money market allocation was small.

At the beginning of 2015, the manager’s systematic, quantitative assessment of recent risk and return in U.S. equity markets suggested that overall equity risk was low compared to historical norms, leading to a target equity exposure of 130%. By late January, however, the same analysis indicated that market risk was modestly higher than average, resulting in a reduced target equity exposure of 120%. During the second quarter, the manager’s systematic analysis suggested that overall equity risk was increasing, leading to further reductions, culminating in late June with a target exposure of 100%. This target was maintained until late August, when the manager’s quantitative models indicated that market risk was continuing to increase and called for a target equity exposure of 75%. On September 30th, the target equity exposure was further reduced to 50%, a defensive posture that continued through the fourth quarter. The fourth quarter proved to be a favorable period for U.S. equity markets, with the S&P 500® Index returning 7.04% while the Fund returned roughly half as much given its defensive position, resulting in a gain of 3.54%, accounting for most of the year’s underperformance.

Outlook

The outlook for 2016 is cautious. The policy divergence between the United States and the rest of the world is expected to widen. The Fed is forecasted to tighten policy further despite a tepid growth outlook, although questions remain about the pace of rate increases. In Europe, policy is expected to remain extremely accommodative through quantitative easing and the current level of negative interest rates. However, the scope for further easing may be limited in Europe. The same may be true in Japan, given the recent uptick in growth and the large asset purchase program already in place from the Bank of Japan. Conversely, China is expected to ease further as its economic growth continues to slow.

The possibility for further monetary stimulus is limited, as is the appetite for policy normalization outside of the United States. The macro outlook appears sluggish. Growth is

17  |

not expected to be particularly strong, though the potential for recession appears low. Therefore, asset prices may be range-bound in 2016. The combination of slow policy normalization in the United States and consistent but not increasing easing in the developed world may lead to U.S. dollar plateauing or even retreating in the year ahead. Should this occur, it could help lift commodity prices and potentially increase inflation expectations.

In the United States, faltering growth as the Fed attempts to normalize interest rates may be a risk in 2016. Another risk may arise during the upcoming presidential election, where investors may remain on the sidelines given the divergent outlook for monetary policy amongst the parties and various candidates. Global growth may be at risk if European and Japanese economies do not respond as intended to quantitative easing programs. Investors will also be watching China to see if its 2015 growth slowdown and currency devaluation persist into 2016.

Growth of $10,000 Investment in Class A Shares4

September 30, 2013 (inception) through December 31, 2015

See notes to chart on page 19.

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ASG TACTICAL U.S. MARKET FUND

Average Annual Total Returns — December 31, 20154

	1 Year	Life of Fund

Class A (Inception 9/30/13)
NAV	-3.00%	10.68%
With 5.75% Maximum Sales Charge	-8.55	7.81

Class C (Inception 9/30/13)
NAV	-3.79	9.84
With CDSC[1]	-4.75	9.84

Class Y (Inception 9/30/13)
NAV	-2.74	10.95

Comparative Performance
S&P 500® Index[2]	1.38	11.35
Barclay Equity Long/Short Index[3]	2.84	4.67

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results.The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Barclay Equity Long/Short Index is comprised of roughly 400 equity-oriented hedge funds which hold both long and short stock positions and tend to tactically vary their net market exposure, i.e., market beta, based on their assessment of market risk and expected return. Index returns are recalculated by BarclayHedge Ltd. Throughout each month. The fund does not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the Barclay Equity Long/Short Index returns reported by the fund may differ from the index returns for the same period published by others.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2015 is available on Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2015 through December 31, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

21  |

ASG DYNAMIC ALLOCATION FUND	BEGINNING ACCOUNT VALUE 7/1/2015[1]	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD 7/1/2015[1] – 12/31/2015
Class A
Actual	$1,000.00	$987.20	$0.97	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	*
Class C
Actual	$1,000.00	$986.30	$1.60	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65	*
Class Y
Actual	$1,000.00	$987.40	$0.76	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90% and 0.90% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

[1]

Fund commenced operations on November 30, 2015. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90% and 0.90% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (31), divided by 365 (to reflect the partial period).

ASG GLOBAL ALTERNATIVES FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$939.90	$7.58
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88
Class C
Actual	$1,000.00	$936.70	$11.23
Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	$11.67
Class N
Actual	$1,000.00	$941.50	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26
Class Y
Actual	$1,000.00	$942.40	$6.36
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.55%, 2.30%, 1.23% and 1.30% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

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ASG GLOBAL MACRO FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$996.90	$8.71
Hypothetical (5% return before expenses)	$1,000.00	$1,016.48	$8.79
Class C
Actual	$1,000.00	$992.80	$12.46
Hypothetical (5% return before expenses)	$1,000.00	$1,012.70	$12.58
Class Y
Actual	$1,000.00	$998.00	$7.45
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.73%, 2.48% and 1.48%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

ASG MANAGED FUTURES STRATEGY FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$988.10	$8.67
Hypothetical (5% return before expenses)	$1,000.00	$1,016.48	$8.79
Class C
Actual	$1,000.00	$984.30	$12.40
Hypothetical (5% return before expenses)	$1,000.00	$1,012.70	$12.58
Class Y
Actual	$1,000.00	$988.70	$7.42
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53

*	Expenses are equal to the Fund’s annualized expense ratio, including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.73%, 2.48% and 1.48% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

23  |

ASG TACTICAL U.S. MARKET FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$967.80	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36
Class C
Actual	$1,000.00	$963.10	$9.90
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16
Class Y
Actual	$1,000.00	$968.70	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00% and 1.00% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

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ASG DYNAMIC ALLOCATION FUND

BOARD APPROVAL OF THE INITIAL ADVISORY AGREEMENT

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory and sub-advisory agreements for a registered investment company, including newly formed funds such as the ASG Dynamic Allocation Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory agreement (the “Agreement”) for the Fund at an in-person meeting held on November 20, 2015.

In connection with this review, Fund management and other representatives of the Fund’s adviser, AlphaSimplex Group, LLC (the “Adviser”), distributed to the Trustees materials including, among other items, (i) information on the proposed advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups of funds and the proposed expense cap, (ii) the Fund’s investment objective and strategies, including the extent to which the Fund may invest in exchange-traded funds (“ETFs”), the reasons for investing in ETFs, and the conditions of relevant exemptive relief, (iii) the size, education and experience of the Adviser’s investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) the procedures proposed to be employed to determine the value of the Fund’s assets, (vi) the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about the Adviser’s performance, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. The Trustees also considered the fact that they oversee other funds advised by the Adviser as well as information about the Adviser they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser.

In considering whether to initially approve the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving weight to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below:

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and its affiliates to the Fund, and the resources to be dedicated to the Fund by the Adviser and its affiliates. The Trustees considered their experience with other funds advised by the Adviser, as well as the affiliation between the Adviser and Natixis Global Asset

25  |

Management, L.P. (“Natixis US”), whose affiliates provide investment advisory services to other funds in the same family of mutual funds. In this regard, the Trustees considered not only the advisory services proposed to be provided by the Adviser to the Fund, but also the monitoring and administrative services proposed to be provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the Fund under the Agreement seemed consistent with the Fund’s operational requirements, and that the Adviser had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreement supported approval of the Agreement.

Investment performance of the Fund and the Adviser. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board considered the performance of other funds and accounts managed by the Adviser.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these relevant factors supported approval of the Agreement.

The costs of the services to be provided by the Adviser and its affiliates from its relationship with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreement, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Adviser, including information about how those funds were selected, as well as information about differences in such fees. The Trustees also noted that the Adviser does not advise or sub-advise any other accounts or funds pursuing the Fund’s proposed strategy. In evaluating the Fund’s proposed advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Adviser’s affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information

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provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees and expenses proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreement.

Economies of scale. The Trustees considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Fund will be subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The compliance-related resources the Adviser and its affiliates would provide to the Fund.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, the benefits to Natixis US, NGAM Advisors and the Adviser of being able to offer “alternative” products in the Natixis family of funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the Natixis organization from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreement should be approved.

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Portfolio of Investments – as of December 31, 2015

ASG Dynamic Allocation Fund

Shares	Description	Value (†)
Exchange-Traded Funds — 26.2%
11,492	iShares® Core U.S. Aggregate Bond ETF	$1,241,251
4,708	SPDR® Barclays International Treasury Bond ETF(b)	243,074
5,297	Vanguard FTSE All-World ex-U.S. ETF	491,932
13,227	Vanguard FTSE Developed Markets ETF	485,696
9,731	Vanguard FTSE Europe ETF	485,382
8,613	Vanguard FTSE Pacific ETF	488,099
14,679	Vanguard Intermediate-Term Corporate Bond ETF	1,234,357
992	Vanguard Mid-Cap ETF	119,149
4,516	Vanguard Total International Bond ETF	238,806
1,138	Vanguard Total Stock Market ETF	118,705
1,456	Vanguard Value ETF	118,693

	Total Exchange-Traded Funds (Identified Cost $5,349,770)	5,265,144

Principal Amount
Short-Term Investments — 73.6%
	Certificates of Deposit — 57.7%
$900,000	Mizuho Bank Ltd. (USA), 0.330%, 1/04/2016	899,997
900,000	Credit Agricole Corporate & Investment Bank, 0.370%, 1/04/2016	900,003
900,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (NY), 0.390%, 1/07/2016	900,006
900,000	Societe Generale S.A., 0.370%, 1/11/2016	900,010
900,000	Credit Industriel et Commercial (NY), 0.570%, 1/15/2016(c)	900,080
800,000	Norinchukin Bank, 0.310%, 1/19/2016(c)	799,970
900,000	Landesbank Hessen (NY), 0.340%, 1/28/2016	900,028
900,000	Oversea-Chinese Banking Corp. Ltd., 0.240%, 1/29/2016(d)	899,971
900,000	Bank of Nova Scotia (TX), 0.400%, 2/08/2016	900,085
900,000	Commonwealth Bank of Australia (NY), 0.430%, 3/01/2016(c)	900,051
900,000	Westpac Banking Corp. (NY), 0.520%, 4/01/2016(c)	900,172
900,000	Bank of Montreal (IL), 0.569%, 6/07/2016(e)	899,918
900,000	Sumitomo Mitsui Bank (NY), 0.822%, 6/27/2016(e)	899,916

		11,600,207

	Commercial Paper — 8.9%
900,000	ING (U.S.) Funding LLC, (Credit Support: ING Bank NV), 0.589%, 3/21/2016(d)	898,848
900,000	Royal Bank of Canada, 0.558%, 3/09/2016(d)	899,412

		1,798,260

	Time Deposits — 5.0%
250,000	Canadian Imperial Bank of Commerce, 0.150%, 1/04/2016	250,000
750,000	National Bank of Kuwait, 0.200%, 1/04/2016(e)	750,000

		1,000,000

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2015

ASG Dynamic Allocation Fund – (continued)

Principal Amount	Description	Value (†)
	Treasuries — 2.0%
$400,000	U.S. Treasury Bills, 0.445%, 5/19/2016(d)(f)	$399,495

	Total Short-Term Investments (Identified Cost $14,797,376)	14,797,962

	Total Investments — 99.8% (Identified Cost $20,147,146)(a)	20,063,106
	Other assets less liabilities — 0.2%	40,518

	Net Assets — 100.0%	$20,103,624

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized depreciation on investments based on a cost of $20,147,146 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,697
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(87,737)

	Net unrealized depreciation	$(84,040)

(b)	Non-income producing security.
(c)	All of this security has been designated to cover the Fund’s obligations under open futures contracts.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	Variable rate security. Rate as of December 31, 2015 is disclosed.
(f)	All of this security has been pledged as initial margin for open futures contracts.

ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

At December 31, 2015, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
ASX SPI 200™	3/17/2016	10	$950,433	$59,597
CAC 40®	1/15/2016	19	955,186	11,349
EURO STOXX 50®	3/18/2016	27	958,248	9,613
FTSE 100 Index	3/18/2016	10	911,963	38,389
TOPIX	3/10/2016	7	889,696	(24,976)
5 Year U.S. Treasury Note	3/31/2016	5	591,602	(1,523)
10 Year U.S. Treasury Note	3/21/2016	5	629,531	(2,109)
30 Year U.S. Treasury Bond	3/21/2016	4	615,000	(375)

Total				$89,965

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2015

ASG Dynamic Allocation Fund – (continued)

Investment Summary at December 31, 2015

Certificates of Deposit	57.7%
Exchange-Traded Funds	26.2
Commercial Paper	8.9
Time Deposits	5.0
Treasuries	2.0

Total Investments	99.8
Other assets less liabilities (including futures contracts)	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  30

Consolidated Portfolio of Investments – as of December 31, 2015

ASG Global Alternatives Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 99.3% of Net Assets
	Certificates of Deposit — 72.9%
$170,000,000	Credit Agricole Corporate & Investment Bank, 0.370%, 1/04/2016	$170,000,510
75,000,000	Nordea Bank Finland PLC, 0.230%, 1/05/2016	74,999,250
100,000,000	Mizuho Bank Ltd. (USA), 0.290%, 1/06/2016	99,998,800
170,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (NY), 0.390%, 1/07/2016	170,001,122
60,000,000	Bank of Montreal (IL), 0.386%, 1/08/2016(b)	59,999,160
18,100,000	Societe Generale S.A., 0.370%, 1/11/2016	18,100,199
49,700,000	Royal Bank of Canada, 0.417%, 1/13/2016(b)	49,696,919
115,000,000	Bank of Montreal (IL), 0.477%, 1/14/2016(b)	114,993,445
25,000,000	State Street Bank and Trust Company, 0.491%, 1/15/2016(b)(c)	24,998,375
50,000,000	Deutsche Zentral-Genossenschaftsbank (NY), 0.380%, 1/25/2016	50,003,450
175,000,000	Toronto Dominion Bank, 0.500%, 1/27/2016	175,017,850
75,000,000	Mizuho Bank Ltd. (USA), 0.300%, 1/28/2016	74,992,200
100,000,000	Landesbank Hessen (NY), 0.340%, 1/28/2016	100,003,100
30,000,000	Westpac Banking Corp. (NY), 0.406%, 2/08/2016(b)(c)	29,999,520
100,000,000	Nordea Bank Finland PLC, 0.320%, 2/16/2016	99,985,500
175,000,000	Credit Industriel et Commercial (NY), 0.390%, 2/22/2016	174,973,225
50,000,000	Royal Bank of Canada, 0.540%, 2/23/2016(b)(c)	49,993,300
100,000,000	Oversea-Chinese Banking Corp. Ltd., 0.400%, 3/14/2016	100,001,600
100,000,000	Svenska Handelsbanken (NY), (Credit Support: JPMorgan Chase Bank), 0.390%, 3/17/2016	99,976,400
57,000,000	Norinchukin Bank (NY), 0.620%, 3/22/2016	56,999,715
100,000,000	Bank of Nova Scotia (TX), 0.424%, 4/01/2016(b)(c)	99,985,800
125,000,000	Deutsche Zentral-Genossenschaftsbank (NY), 0.480%, 4/07/2016(c)	125,007,000
25,000,000	Svenska Handelsbanken (NY), 0.465%, 5/02/2016	24,987,850
75,000,000	Canadian Imperial Bank of Commerce, 0.504%, 5/17/2016(b)(c)	74,970,450
125,000,000	Rabobank Nederland NV, 0.550%, 5/18/2016	124,935,250
75,000,000	State Street Bank and Trust Company, 0.464%, 6/01/2016(b)(c)	74,987,775
75,000,000	Westpac Banking Corp. (NY), 0.525%, 6/16/2016(b)	74,988,075
160,000,000	Sumitomo Mitsui Bank (NY), 0.822%, 6/27/2016(b)	159,985,120
125,000,000	Wells Fargo Bank, National Association, 0.484%, 7/01/2016(b)	124,987,875

		2,679,568,835

	Commercial Paper — 6.7%
49,000,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 0.280%, 1/05/2016	48,997,305
54,000,000	Oversea-Chinese Banking Corp. Ltd., 0.330%, 2/05/2016(c)	53,980,884
35,000,000	Royal Bank of Canada, 0.551%, 3/09/2016	34,977,110
60,000,000	ING (U.S.) Funding LLC, (Credit Support: ING Bank NV), 0.581%, 3/21/2016	59,923,200
50,000,000	JPMorgan Securities LLC, 0.444%, 5/03/2016(b)	49,996,750

		247,875,249

	Other Notes — 6.7%
175,000,000	Bank of America N.A., 0.350%, 3/07/2016(b)	175,029,575
50,000,000	Wells Fargo Bank, National Association, 0.740%, 11/23/2016(b)	49,979,900
20,000,000	JPMorgan Chase Bank NA, 0.612%, 12/07/2016(b)	19,994,880

		245,004,355

See accompanying notes to financial statements.

31  |

Consolidated Portfolio of Investments – as of December 31, 2015

ASG Global Alternatives Fund – (continued)

Principal Amount	Description	Value (†)
	Treasuries — 5.0%
$70,000,000	U.S. Treasury Bills, 0.075%, 1/07/2016(d)(e)	$69,999,720
110,000,000	U.S. Treasury Bills, 0.155%, 4/21/2016(d)(e)	109,931,580
3,500,000	U.S. Treasury Bills, 0.445%, 5/19/2016(d)(e)	3,495,579

		183,426,879

	Time Deposits — 5.0%
18,200,000	Canadian Imperial Bank of Commerce, 0.150%, 1/04/2016	18,200,000
165,000,000	National Bank of Kuwait, 0.200%, 1/04/2016(b)	165,000,000

		183,200,000

	Financial Company Commercial Paper — 3.0%
50,000,000	JPMorgan Securities LLC, 0.436%, 1/08/2016(b)	49,999,250
60,000,000	JPMorgan Securities LLC, 0.572%, 1/21/2016(b)(c)	59,993,580

		109,992,830

	Total Short-Term Investments (Identified Cost $3,649,311,838)	3,649,068,148

	Total Investments — 99.3% (Identified Cost $3,649,311,838)(a)	3,649,068,148
	Other assets less liabilities — 0.7%	26,345,265

	Net Assets — 100.0%	$3,675,413,413

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized depreciation on investments based on a cost of $3,649,311,838 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$80,598
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(324,288)

	Net unrealized depreciation	$(243,690)

(b)	Variable rate security. Rate as of December 31, 2015 is disclosed.
(c)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	All of this security has been pledged as initial margin for open futures contracts.

See accompanying notes to financial statements.

|  32

Consolidated Portfolio of Investments – as of December 31, 2015

ASG Global Alternatives Fund – (continued)

At December 31, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	3/16/2016	Australian Dollar	87,100,000	$63,247,932	$796,134
Sell[1]	3/16/2016	Australian Dollar	259,800,000	188,654,565	(1,648,706)
Sell[1]	3/16/2016	British Pound	1,312,500	1,935,117	51,714
Buy[1]	3/16/2016	Canadian Dollar	63,500,000	45,900,364	(943,745)
Buy[1]	3/16/2016	Euro	208,000,000	226,449,382	(2,472,669)
Sell[1]	3/16/2016	Euro	644,500,000	701,666,476	7,394,559
Buy[1]	3/16/2016	Japanese Yen	21,950,000,000	182,921,285	1,362,841
Sell[1]	3/16/2016	Japanese Yen	50,412,500,000	420,114,772	(5,225,351)
Buy[1]	3/16/2016	Swedish Krona	458,000,000	54,366,468	414,487
Buy[1]	3/16/2016	Swedish Krona	480,000,000	56,977,958	(246,732)
Sell[1]	3/16/2016	Swedish Krona	2,760,000,000	327,623,258	402,438
Buy[1]	3/16/2016	Swiss Franc	71,875,000	71,977,456	(1,419,912)
Sell[1]	3/16/2016	Swiss Franc	151,250,000	151,465,603	2,470,896

Total					$935,954

1 Counterparty is UBS AG

At December 31, 2015, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
DAX	3/18/2016	549	$159,457,446	$3,408,162
E-mini S&P 500®	3/18/2016	2,335	237,644,625	121,685
Eurodollar	3/14/2016	29,368	7,288,036,300	(12,673,988)
FTSE 100 Index	3/18/2016	3,140	286,356,521	11,500,455
Hang Seng Index®	1/28/2016	569	80,032,029	(1,073,809)
TOPIX	3/10/2016	4,634	588,978,570	(16,439,276)

Total				$(15,156,771)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/16/2016	131	$4,937,881	$53,219
Brent Crude Oil	1/14/2016	309	11,519,520	(1,022,800)
Copper LME	3/16/2016	711	83,689,144	1,877,989
Low Sulfur Gasoil	2/11/2016	72	2,406,600	(149,400)
Natural Gas	1/27/2016	196	4,580,520	923,160
New York Harbor ULSD	1/29/2016	48	2,265,782	(88,099)
Nickel LME	3/16/2016	155	8,197,020	(105,300)
Zinc LME	3/16/2016	210	8,447,250	143,418

Total				$1,632,187

See accompanying notes to financial statements.

33  |

Consolidated Portfolio of Investments – as of December 31, 2015

ASG Global Alternatives Fund – (continued)

At December 31, 2015, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
German Euro Bund	3/08/2016	986	$169,216,855	$2,215,296
UK Long Gilt	3/29/2016	3,327	572,717,555	3,586,345
2 Year U.S. Treasury Note	3/31/2016	1,465	318,248,361	474,170
10 Year Japan Government Bond	3/14/2016	334	414,154,998	(805,857)
10 Year U.S. Treasury Note	3/21/2016	2,571	323,704,969	1,772,375

Total				$7,242,329

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Copper LME	3/16/2016	986	$116,058,363	$(2,247,796)
Gold	2/25/2016	382	40,499,640	(11,450)
Nickel LME	3/16/2016	73	3,860,532	(57,378)
WTI Crude Oil	1/20/2016	724	26,816,960	493,040
Zinc LME	3/16/2016	98	3,942,050	(183,173)

Total				$(2,006,757)

2 Commodity futures are held by ASG Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Investment Summary at December 31, 2015

Certificates of Deposit	72.9%
Commercial Paper	6.7
Other Notes	6.7
Treasuries	5.0
Time Deposits	5.0
Financial Company Commercial Paper	3.0

Total Investments	99.3
Other assets less liabilities (including forward foreign currency and futures contracts)	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Consolidated Portfolio of Investments – as of December 31, 2015

ASG Global Macro Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 94.7% of Net Assets
	Certificates of Deposit — 62.4%
$250,000	Royal Bank of Canada, 0.050%, 1/04/2016	$250,000
1,100,000	Credit Agricole Corporate & Investment Bank, 0.370%, 1/04/2016	1,100,003
1,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (NY), 0.390%, 1/07/2016	1,000,007
1,000,000	Bank of Montreal (IL), 0.386%, 1/08/2016(b)	999,986
1,000,000	Societe Generale S.A., 0.370%, 1/11/2016	1,000,011
500,000	Royal Bank of Canada, 0.417%, 1/13/2016(b)(c)	499,969
500,000	State Street Bank and Trust Company, 0.491%, 1/15/2016(b)	499,968
900,000	Toronto Dominion Bank, 0.500%, 1/27/2016(c)	900,092
900,000	Mizuho Bank Ltd. (USA), 0.300%, 1/28/2016	899,906
1,000,000	Landesbank Hessen (NY), 0.340%, 1/28/2016	1,000,031
800,000	Westpac Banking Corp. (NY), 0.406%, 2/08/2016(b)(c)	799,987
900,000	Nordea Bank Finland PLC, 0.320%, 2/16/2016	899,869
1,000,000	Credit Industriel et Commercial (NY), 0.390%, 2/22/2016	999,847
500,000	Royal Bank of Canada, 0.540%, 2/23/2016(b)(c)	499,933
1,000,000	Norinchukin Bank (NY), 0.620%, 3/22/2016	999,995
1,000,000	Bank of Nova Scotia (TX), 0.424%, 4/01/2016(b)(c)	999,858
900,000	Deutsche Zentral-Genossenschaftsbank (NY), 0.480%, 4/07/2016	900,050
500,000	Rabobank Nederland NV, 0.550%, 5/18/2016	499,741
500,000	State Street Bank and Trust Company, 0.464%, 6/01/2016(b)(c)	499,919
1,000,000	Sumitomo Mitsui Bank (NY), 0.822%, 6/27/2016(b)(c)	999,907
900,000	Wells Fargo Bank, National Association, 0.484%, 7/01/2016(b)	899,913

		17,148,992

	Treasuries — 9.5%
625,000	U.S. Treasury Bills, 0.075%, 1/07/2016(d)(e)	624,997
1,700,000	U.S. Treasury Bills, 0.155%, 4/21/2016(d)(e)	1,698,943
300,000	U.S. Treasury Bills, 0.445%, 5/19/2016(d)(e)	299,621

		2,623,561

	Commercial Paper — 9.5%
900,000	Oversea-Chinese Banking Corp. Ltd., 0.330%, 2/05/2016(d)	899,681
1,000,000	ING (U.S.) Funding LLC, (Credit Support: ING Bank NV), 0.589%, 3/21/2016(d)	998,720
700,000	JPMorgan Securities LLC, 0.444%, 5/03/2016(b)	699,955

		2,598,356

	Time Deposits — 9.3%
1,275,000	Canadian Imperial Bank of Commerce, 0.150%, 1/04/2016	1,275,000
1,275,000	National Bank of Kuwait, 0.200%, 1/04/2016(b)	1,275,000

		2,550,000

	Other Notes — 3.3%
900,000	Bank of America N.A., 0.350%, 3/07/2016(b)	900,152

See accompanying notes to financial statements.

35  |

Consolidated Portfolio of Investments – as of December 31, 2015

ASG Global Macro Fund – (continued)

Principal Amount	Description	Value (†)
	Financial Company Commercial Paper — 0.7%
$200,000	JPMorgan Securities LLC, 0.436%, 1/08/2016(b)	$199,997

	Total Short-Term Investments (Identified Cost $26,021,885)	26,021,058

	Total Investments — 94.7% (Identified Cost $26,021,885)(a)	26,021,058
	Other assets less liabilities — 5.3%	1,463,673

	Net Assets — 100.0%	$27,484,731

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized depreciation on investments based on a cost of $26,021,885 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$647
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,474)

	Net unrealized depreciation	$(827)

(b)	Variable rate security. Rate as of December 31, 2015 is disclosed.
(c)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	All of this security has been pledged as initial margin for open futures contracts.

At December 31, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	3/16/2016	Australian Dollar	2,500,000	$1,815,383	$(1,010)
Sell[1]	3/16/2016	Australian Dollar	3,600,000	2,614,151	(21,421)
Buy[1]	3/16/2016	British Pound	2,250,000	3,317,343	(35,917)
Sell[1]	3/16/2016	British Pound	2,250,000	3,317,343	89,826
Buy[1]	3/16/2016	Canadian Dollar	2,300,000	1,662,533	(20,631)
Sell[1]	3/16/2016	Canadian Dollar	1,900,000	1,373,397	28,238
Sell[1]	3/16/2016	Canadian Dollar	600,000	433,704	(2,930)
Buy[1]	3/16/2016	Euro	1,000,000	1,088,699	(13,702)
Sell[1]	3/16/2016	Euro	4,500,000	4,899,145	50,238
Buy[1]	3/16/2016	Japanese Yen	237,500,000	1,979,217	23,307
Sell[1]	3/16/2016	Japanese Yen	525,000,000	4,375,111	(11,784)
Buy[1]	3/16/2016	New Zealand Dollar	4,800,000	3,268,880	94,625
Sell[1]	3/16/2016	New Zealand Dollar	3,100,000	2,111,152	(32,169)
Buy[1]	3/16/2016	Norwegian Krone	22,000,000	2,483,705	(32,052)
Sell[1]	3/16/2016	Norwegian Krone	24,000,000	2,709,496	48,234

See accompanying notes to financial statements.

|  36

Consolidated Portfolio of Investments – as of December 31, 2015

ASG Global Macro Fund – (continued)

Contract to Buy/Sell – (continued)	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	3/16/2016	Singapore Dollar	875,000	$615,685	$(4,853)
Sell[1]	3/16/2016	Singapore Dollar	500,000	351,820	(711)
Buy[1]	3/16/2016	South African Rand	1,000,000	63,823	(443)
Sell[1]	3/16/2016	South African Rand	4,000,000	255,293	9,603
Buy[1]	3/16/2016	Swedish Krona	16,000,000	1,899,265	25,197
Sell[1]	3/16/2016	Swiss Franc	3,375,000	3,379,811	55,136
Buy[1]	3/16/2016	Turkish Lira	900,000	302,355	797
Buy[1]	3/16/2016	Turkish Lira	600,000	201,570	(468)
Sell[1]	3/16/2016	Turkish Lira	300,000	100,785	(1,887)

Total					$245,223

1 Counterparty is UBS AG

At December 31, 2015, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini Dow	3/18/2016	3	$260,115	$(2,140)
E-mini NASDAQ 100	3/18/2016	4	367,020	(4,185)
Euro Schatz	3/08/2016	50	6,059,173	(8,939)
EURO STOXX 50®	3/18/2016	1	35,491	356
Euro-BTP	3/08/2016	2	299,769	(3,977)
Euro-OAT	3/08/2016	1	163,067	(641)
FTSE 100 Index	3/18/2016	2	182,393	7,678
German Euro BOBL	3/08/2016	11	1,562,062	(4,141)
German Euro Bund	3/08/2016	43	7,379,640	10,281
Hang Seng Index®	1/28/2016	1	140,654	(765)
MSCI Taiwan Index	1/28/2016	22	665,515	(11,395)
Nikkei 225™	3/10/2016	1	156,270	(558)
OMXS30®	1/15/2016	9	153,254	(698)
TOPIX	3/10/2016	14	1,779,391	(40,493)
UK Long Gilt	3/29/2016	37	6,369,266	(14,934)
3 Year Australia Government Bond	3/15/2016	15	1,218,392	676
10 Year U.S. Treasury Note	3/21/2016	21	2,644,031	6,563

Total				$(67,312)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/16/2016	13	$490,019	$(665)
Cocoa	3/15/2016	6	192,660	(4,080)
Copper LME	3/16/2016	4	470,825	5,780
Cotton	3/08/2016	1	31,640	(215)
Nickel LME	3/16/2016	2	105,768	1,548
Zinc LME	3/16/2016	4	160,900	(2,470)

Total				$(102)

See accompanying notes to financial statements.

37  |

Consolidated Portfolio of Investments – as of December 31, 2015

ASG Global Macro Fund – (continued)

At December 31, 2015, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	3/18/2016	5	$508,875	$(438)
FTSE/JSE Top 40 Index	3/17/2016	31	926,341	17,339
S&P CNX Nifty Futures Index	1/28/2016	13	206,082	71
2 Year U.S. Treasury Note	3/31/2016	14	3,041,281	94
10 Year Australia Government Bond	3/15/2016	65	6,010,319	962
10 Year Canada Government Bond	3/21/2016	74	7,540,117	(74,655)
10 Year Japan Government Bond	3/14/2016	11	13,639,835	(24,294)

Total				$(80,921)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/16/2016	12	$452,325	$(4,875)
Brent Crude Oil	1/14/2016	13	484,640	8,320
Coffee	3/18/2016	2	95,025	(2,700)
Copper	3/29/2016	6	320,250	(5,413)
Copper LME	3/16/2016	4	470,825	(13,358)
Corn	3/14/2016	23	412,563	4,638
Gold	2/25/2016	4	424,080	3,290
Live Cattle	2/29/2016	3	164,160	(10,710)
Low Sulfur Gasoil	2/11/2016	11	367,675	23,675
Natural Gas	1/27/2016	11	257,070	(51,810)
New York Harbor ULSD	1/29/2016	9	424,834	10,286
Nickel LME	3/16/2016	7	370,188	(9,300)
Silver	3/29/2016	4	276,060	6,590
Soybean	3/14/2016	9	388,912	7,950
Soybean Meal	3/14/2016	14	371,700	17,200
Soybean Oil	3/14/2016	1	18,450	24
Wheat	3/14/2016	9	211,500	(150)
WTI Crude Oil	1/20/2016	10	370,400	7,710
Zinc LME	3/16/2016	15	603,375	(11,036)

Total				$(19,669)

2 Commodity futures are held by ASG Global Macro Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Investment Summary at December 31, 2015

Certificates of Deposit	62.4%
Treasuries	9.5
Commercial Paper	9.5
Time Deposits	9.3
Other Notes	3.3
Financial Company Commercial Paper	0.7

Total Investments	94.7
Other assets less liabilities (including forward foreign currency and futures contracts)	5.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Consolidated Portfolio of Investments – as of December 31, 2015

ASG Managed Futures Strategy Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 94.9% of Net Assets
	Certificates of Deposit — 61.6%
$110,000,000	Credit Agricole Corporate & Investment Bank, 0.370%, 1/04/2016	$110,000,330
50,000,000	Nordea Bank Finland PLC, 0.230%, 1/05/2016	49,999,500
60,000,000	Mizuho Bank Ltd. (USA), 0.290%, 1/06/2016	59,999,280
80,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (NY), 0.390%, 1/07/2016	80,000,528
55,000,000	Bank of Montreal (IL), 0.386%, 1/08/2016(b)	54,999,230
60,000,000	Societe Generale S.A., 0.370%, 1/11/2016	60,000,660
30,000,000	Royal Bank of Canada, 0.417%, 1/13/2016(b)(c)	29,998,140
40,000,000	Bank of Montreal (IL), 0.477%, 1/14/2016(b)(c)	39,997,720
40,000,000	State Street Bank and Trust Company, 0.491%, 1/15/2016(b)(c)	39,997,400
90,000,000	Toronto Dominion Bank, 0.500%, 1/27/2016	90,009,180
40,000,000	Mizuho Bank Ltd. (USA), 0.300%, 1/28/2016	39,995,840
75,000,000	Landesbank Hessen (NY), 0.340%, 1/28/2016	75,002,325
35,000,000	Bank of Nova Scotia (TX), 0.400%, 2/08/2016	35,003,325
20,000,000	Westpac Banking Corp. (NY), 0.406%, 2/08/2016(b)	19,999,680
60,000,000	Nordea Bank Finland PLC, 0.320%, 2/16/2016	59,991,300
110,000,000	Credit Industriel et Commercial (NY), 0.390%, 2/22/2016	109,983,170
30,000,000	Royal Bank of Canada, 0.540%, 2/23/2016(b)(c)	29,995,980
15,000,000	Oversea-Chinese Banking Corp. Ltd., 0.400%, 3/14/2016	15,000,240
60,000,000	Svenska Handelsbanken (NY), (Credit Support: JPMorgan Chase Bank), 0.390%, 3/17/2016	59,985,840
30,000,000	Norinchukin Bank (NY), 0.620%, 3/22/2016	29,999,850
30,000,000	Bank of Nova Scotia (TX), 0.424%, 4/01/2016(b)(c)	29,995,740
100,000,000	Deutsche Zentral-Genossenschaftsbank (NY), 0.480%, 4/07/2016	100,005,600
35,000,000	Svenska Handelsbanken (NY), 0.465%, 5/02/2016(c)	34,982,990
50,000,000	Canadian Imperial Bank of Commerce, 0.504%, 5/17/2016(b)(c)	49,980,300
75,000,000	Rabobank Nederland NV, 0.550%, 5/18/2016	74,961,150
50,000,000	State Street Bank and Trust Company, 0.464%, 6/01/2016(b)	49,991,850
50,000,000	Westpac Banking Corp. (NY), 0.525%, 6/16/2016(b)	49,992,050
105,000,000	Sumitomo Mitsui Bank (NY), 0.822%, 6/27/2016(b)	104,990,235
70,000,000	Wells Fargo Bank, National Association, 0.484%, 7/01/2016(b)(c)	69,993,210

		1,654,852,643

	Treasuries — 10.8%
51,000,000	U.S. Treasury Bills, 0.075%, 1/07/2016(d)(e)	50,999,796
215,000,000	U.S. Treasury Bills, 0.155%, 4/21/2016(d)(e)	214,866,270
24,000,000	U.S. Treasury Bills, 0.445%, 5/19/2016(d)(e)	23,969,688

		289,835,754

	Commercial Paper — 8.4%
93,650,000	Oversea-Chinese Banking Corp. Ltd., 0.330%, 2/05/2016(d)	93,616,848
50,000,000	Royal Bank of Canada, 0.551%, 3/09/2016(d)	49,967,300
35,000,000	ING (U.S.) Funding LLC, (Credit Support: ING Bank NV), 0.581%, 3/21/2016(d)	34,955,200
46,000,000	JPMorgan Securities LLC, 0.444%, 5/03/2016(b)	45,997,010

		224,536,358

	Time Deposits — 6.5%
56,150,000	Canadian Imperial Bank of Commerce, 0.150%, 1/04/2016	56,150,000
120,000,000	National Bank of Kuwait, 0.200%, 1/04/2016(b)	120,000,000

		176,150,000

See accompanying notes to financial statements.

39  |

Consolidated Portfolio of Investments – as of December 31, 2015

ASG Managed Futures Strategy Fund – (continued)

Principal Amount	Description	Value (†)
	Other Notes — 5.4%
$110,000,000	Bank of America N.A., 0.350%, 3/07/2016(b)	$110,018,590
30,000,000	Wells Fargo Bank, National Association, 0.740%, 11/23/2016(b)	29,987,940
5,000,000	JPMorgan Chase Bank NA, 0.612%, 12/07/2016(b)	4,998,720

		145,005,250

	Financial Company Commercial Paper — 2.2%
50,000,000	JPMorgan Securities LLC, 0.436%, 1/08/2016(b)	49,999,250
10,000,000	JPMorgan Securities LLC, 0.572%, 1/21/2016(b)	9,998,930

		59,998,180

	Total Short-Term Investments (Identified Cost $2,550,531,030)	2,550,378,185

	Total Investments — 94.9% (Identified Cost $2,550,531,030)(a)	2,550,378,185
	Other assets less liabilities — 5.1%	136,881,194

	Net Assets — 100.0%	$2,687,259,379

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized depreciation on investments based on a cost of $2,550,531,030 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$63,767
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(216,612)

	Net unrealized depreciation	$(152,845)

(b)	Variable rate security. Rate as of December 31, 2015 is disclosed.
(c)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	All of this security has been pledged as initial margin for open futures contracts.

At December 31, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	3/16/2016	Australian Dollar	112,900,000	$81,982,681	$(907,800)
Buy[1]	3/16/2016	British Pound	20,250,000	29,856,091	(877,962)
Sell[1]	3/16/2016	British Pound	132,750,000	195,723,262	3,037,884
Sell[1]	3/16/2016	Canadian Dollar	553,800,000	400,309,003	6,660,472
Sell[1]	3/16/2016	Canadian Dollar	223,400,000	161,482,541	(489,185)
Buy[1]	3/16/2016	Euro	136,000,000	148,063,058	(1,553,172)

See accompanying notes to financial statements.

|  40

Consolidated Portfolio of Investments – as of December 31, 2015

ASG Managed Futures Strategy Fund – (continued)

Contract to Buy/Sell – (continued)	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	3/16/2016	Euro	271,500,000	$295,581,766	$3,242,266
Buy[1]	3/16/2016	Japanese Yen	49,400,000,000	411,677,059	3,595,577
Sell[1]	3/16/2016	Japanese Yen	4,625,000,000	38,542,640	(716,830)
Sell[1]	3/16/2016	Mexican Peso	2,197,500,000	126,862,362	1,810,559
Sell[1]	3/16/2016	Mexican Peso	984,500,000	56,835,493	(446,849)
Buy[1]	3/16/2016	New Zealand Dollar	108,200,000	73,686,000	(254,896)
Sell[1]	3/16/2016	New Zealand Dollar	101,800,000	69,327,493	(1,957,832)
Sell[1]	3/16/2016	Norwegian Krone	1,884,000,000	212,695,470	3,436,669
Buy[1]	3/16/2016	Polish Zloty	22,000,000	5,600,718	(79,348)
Sell[1]	3/16/2016	Polish Zloty	791,500,000	201,498,570	(1,931,792)
Buy[1]	3/16/2016	Singapore Dollar	135,125,000	95,079,441	(931,521)
Sell[1]	3/16/2016	Singapore Dollar	214,375,000	150,842,962	1,176,598
Sell[1]	3/16/2016	Singapore Dollar	85,500,000	60,161,274	(121,935)
Buy[1]	3/16/2016	South African Rand	658,000,000	41,995,705	(908,040)
Sell[1]	3/16/2016	South African Rand	3,120,500,000	199,160,482	11,555,500
Sell[1]	3/16/2016	South African Rand	343,500,000	21,923,290	(150,836)
Buy[1]	3/16/2016	Swedish Krona	228,000,000	27,064,530	(228,950)
Sell[1]	3/16/2016	Swedish Krona	1,280,000,000	151,941,221	186,638
Buy[1]	3/16/2016	Swiss Franc	44,000,000	44,062,721	(704,103)
Sell[1]	3/16/2016	Swiss Franc	129,375,000	129,559,421	2,113,535
Buy[1]	3/16/2016	Turkish Lira	263,100,000	88,388,461	(227,755)
Sell[1]	3/16/2016	Turkish Lira	248,700,000	83,550,780	(1,134,824)

Total					$23,192,068

1 Counterparty is UBS AG

At December 31, 2015, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX-Index®	1/15/2016	544	$52,076,772	$(688,007)
ASX SPI 200™	3/17/2016	49	4,657,121	(63,961)
CAC 40®	1/15/2016	546	27,449,035	205,483
DAX	3/18/2016	166	48,214,820	(171,887)
E-mini Dow	3/18/2016	1,382	119,826,310	(1,359,510)
E-mini NASDAQ 100	3/18/2016	1,752	160,754,760	(2,191,888)
E-mini S&P 500®	3/18/2016	811	82,539,525	(628,825)
Euribor	6/13/2016	4,168	1,134,431,603	(55,152)
Euro Schatz	3/08/2016	7,972	966,074,627	(1,407,825)
EURO STOXX 50®	3/18/2016	994	35,277,732	86,567
Euro-BTP	3/08/2016	1,541	230,972,065	(3,064,667)
Euro-OAT	3/08/2016	1,250	203,833,510	(3,192,327)
FTSE MIB	3/18/2016	320	36,976,725	89,556
German Euro BOBL	3/08/2016	3,663	520,166,501	(2,168,566)
German Euro Bund	3/08/2016	1,609	276,135,822	(2,714,918)
Mini-Russell 2000	3/18/2016	142	16,067,300	(362,170)

See accompanying notes to financial statements.

41  |

Consolidated Portfolio of Investments – as of December 31, 2015

ASG Managed Futures Strategy Fund – (continued)

Financial Futures – (continued)	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Nikkei 225™	3/10/2016	582	$90,949,352	$(2,378,316)
OMXS30®	1/15/2016	2,338	39,811,940	(421,053)
Sterling	6/15/2016	11,796	2,157,622,499	(652,112)
TOPIX	3/10/2016	777	98,756,225	(2,041,312)
2 Year U.S. Treasury Note	3/31/2016	1,474	320,203,470	(368,139)
5 Year U.S. Treasury Note	3/31/2016	64	7,572,500	(52,680)
10 Year Canada Government Bond	3/21/2016	2,893	294,777,820	3,466,250
10 Year Japan Government Bond	3/14/2016	964	1,195,345,563	2,325,887

Total				$(17,809,572)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/16/2016	459	$17,301,431	$593,724
Cocoa	3/15/2016	1,766	56,706,260	(189,410)
Cotton	3/08/2016	778	24,615,920	(498,190)

Total				$(93,876)

At December 31, 2015, open short futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Eurodollar	3/14/2016	18,681	$4,635,923,662	$(172,162)
FTSE 100 Index	3/18/2016	269	24,531,817	(764,469)
FTSE/JSE Top 40 Index	3/17/2016	37	1,105,632	(46,593)
Hang Seng Index®	1/28/2016	201	28,271,420	379,325
IBEX 35	1/15/2016	149	15,384,857	257,167
MSCI Taiwan Index	1/28/2016	1,405	42,502,195	729,655
S&P CNX Nifty Futures Index	1/28/2016	2,967	47,034,294	21,950
S&P/TSX 60 Index	3/17/2016	207	22,765,961	(275,775)
UK Long Gilt	3/29/2016	199	34,256,325	(76,938)
Ultra Long U.S. Treasury Bond	3/21/2016	153	24,279,187	(144,875)
3 Year Australia Government Bond	3/15/2016	877	71,235,299	(59,061)
10 Year Australia Government Bond	3/15/2016	740	68,425,164	310,026
10 Year U.S. Treasury Note	3/21/2016	564	71,011,125	(68,516)
30 Year U.S. Treasury Bond	3/21/2016	232	35,670,000	(56,062)

Total				$33,672

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/16/2016	2,861	$107,841,819	$(1,162,281)
Brent Crude Oil	1/14/2016	1,919	71,540,320	3,932,280
Coffee	3/18/2016	982	46,657,275	(2,237,850)
Copper	3/29/2016	1,037	55,349,875	(1,448,463)
Copper LME	3/16/2016	463	54,497,994	(1,160,394)

See accompanying notes to financial statements.

|  42

Consolidated Portfolio of Investments – as of December 31, 2015

ASG Managed Futures Strategy Fund – (continued)

Commodity Futures[2] – (continued)	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Corn	3/14/2016	6,976	$125,132,000	$2,669,438
Gasoline	1/29/2016	552	29,466,864	(184,120)
Gold	2/25/2016	1,329	140,900,580	1,009,370
Live Cattle	2/29/2016	990	54,172,800	(1,417,890)
Low Sulfur Gasoil	2/11/2016	2,027	67,752,475	4,320,825
Natural Gas	1/27/2016	2,517	58,822,290	(11,855,070)
New York Harbor ULSD	1/29/2016	1,134	53,529,109	2,039,860
Nickel LME	3/16/2016	614	32,470,776	464,184
Silver	3/29/2016	1,141	78,746,115	1,772,445
Soybean	3/14/2016	2,247	97,098,488	523,063
Soybean Meal	3/14/2016	3,734	99,137,700	4,071,570
Soybean Oil	3/14/2016	2,917	53,818,650	(87,840)
Sugar	2/29/2016	1,178	20,107,046	(697,458)
Wheat	3/14/2016	4,509	105,961,500	2,507,313
WTI Crude Oil	1/20/2016	1,422	52,670,880	1,673,030
Zinc LME	3/16/2016	1,038	41,753,550	(937,032)

Total				$3,794,980

2 Commodity futures are held by ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Investment Summary at December 31, 2015

Certificates of Deposit	61.6%
Treasuries	10.8
Commercial Paper	8.4
Time Deposits	6.5
Other Notes	5.4
Financial Company Commercial Paper	2.2

Total Investments	94.9
Other assets less liabilities (including forward foreign currency and futures contracts)	5.1

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2015

ASG Tactical U.S. Market Fund

Shares	Description	Value (†)
Common Stocks — 57.8% of Net Assets
	Aerospace & Defense — 1.9%
2,196	Boeing Co. (The)	$317,520
2,010	General Dynamics Corp.	276,093
2,675	Honeywell International, Inc.	277,050
1,078	Northrop Grumman Corp.	203,537
979	Rockwell Collins, Inc.	90,362
7,880	United Technologies Corp.	757,031

		1,921,593

	Air Freight & Logistics — 0.5%
1,556	FedEx Corp.	231,829
2,992	United Parcel Service, Inc., Class B	287,920

		519,749

	Airlines — 0.4%
9,845	American Airlines Group, Inc.	416,936

	Auto Components — 0.1%
3,866	Goodyear Tire & Rubber Co. (The)	126,302

	Automobiles — 0.2%
5,595	General Motors Co.	190,286

	Banks — 3.5%
31,571	Bank of America Corp.	531,340
9,327	Citigroup, Inc.	482,672
12,707	Huntington Bancshares, Inc.	140,539
10,340	JPMorgan Chase & Co.	682,750
1,378	M&T Bank Corp.	166,986
19,712	People’s United Financial, Inc.	318,349
2,254	PNC Financial Services Group, Inc. (The)	214,829
6,762	U.S. Bancorp	288,535
13,182	Wells Fargo & Co.	716,573

		3,542,573

	Beverages — 1.8%
15,161	Coca-Cola Co. (The)	651,316
6,715	Coca-Cola Enterprises, Inc.	330,647
1,790	Dr Pepper Snapple Group, Inc.	166,828
6,404	PepsiCo, Inc.	639,888

		1,788,679

	Biotechnology — 2.7%
2,839	Amgen, Inc.	460,855
942	Biogen, Inc.(b)	288,582
5,903	Celgene Corp.(b)	706,943
4,518	Gilead Sciences, Inc.	457,176
1,088	Regeneron Pharmaceuticals, Inc.(b)	590,643
1,644	Vertex Pharmaceuticals, Inc.(b)	206,864

		2,711,063

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2015

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Capital Markets — 0.8%
5,844	Bank of New York Mellon Corp. (The)	$240,890
1,620	BlackRock, Inc.	551,642

		792,532

	Chemicals — 1.4%
1,885	Air Products & Chemicals, Inc.	245,257
2,396	Dow Chemical Co. (The)	123,346
2,472	E.I. du Pont de Nemours & Co.	164,635
508	Ecolab, Inc.	58,105
1,223	LyondellBasell Industries NV, Class A	106,279
3,277	Monsanto Co.	322,850
2,536	PPG Industries, Inc.	250,608
418	Sherwin-Williams Co. (The)	108,513

		1,379,593

	Commercial Services & Supplies — 0.4%
3,125	Cintas Corp.	284,531
762	Stericycle, Inc.(b)	91,897

		376,428

	Communications Equipment — 0.2%
6,735	Cisco Systems, Inc.	182,889

	Construction & Engineering — 0.3%
5,950	Fluor Corp.	280,959

	Containers & Packaging — 0.1%
1,305	Sealed Air Corp.	58,203

	Diversified Financial Services — 1.4%
5,314	Berkshire Hathaway, Inc., Class B(b)	701,661
1,863	CME Group, Inc.	168,788
1,764	McGraw Hill Financial, Inc.	173,895
3,701	Moody’s Corp.	371,358

		1,415,702

	Diversified Telecommunication Services — 1.4%
20,556	AT&T, Inc.	707,332
5,315	Frontier Communications Corp.	24,821
13,650	Verizon Communications, Inc.	630,903

		1,363,056

	Electric Utilities — 1.0%
1,514	American Electric Power Co., Inc.	88,221
1,583	Duke Energy Corp.	113,011
9,148	Eversource Energy	467,188
679	NextEra Energy, Inc.	70,541
3,945	PPL Corp.	134,643
2,361	Southern Co. (The)	110,471

		984,075

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2015

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Electronic Equipment, Instruments & Components — 0.1%
1,860	TE Connectivity Ltd.	$120,175

	Energy Equipment & Services — 0.2%
2,773	Halliburton Co.	94,393
1,234	Schlumberger Ltd.	86,071

		180,464

	Food & Staples Retailing — 1.2%
1,871	Costco Wholesale Corp.	302,167
4,974	CVS Health Corp.	486,308
5,168	Walgreens Boots Alliance, Inc.	440,081

		1,228,556

	Food Products — 0.7%
877	Archer-Daniels-Midland Co.	32,168
371	Mead Johnson Nutrition Co.	29,291
14,455	Mondelez International, Inc., Class A	648,162

		709,621

	Health Care Equipment & Supplies — 0.8%
2,135	CR Bard, Inc.	404,454
4,890	Medtronic PLC	376,139

		780,593

	Health Care Providers & Services — 0.7%
2,334	Aetna, Inc.	252,352
2,740	DaVita HealthCare Partners, Inc.(b)	191,005
1,228	McKesson Corp.	242,199

		685,556

	Hotels, Restaurants & Leisure — 1.0%
3,593	McDonald’s Corp.	424,477
7,087	Starbucks Corp.	425,433
2,325	Starwood Hotels & Resorts Worldwide, Inc.	161,076

		1,010,986

	Household Durables — 0.3%
3,193	DR Horton, Inc.	102,272
3,106	Lennar Corp., Class A	151,914

		254,186

	Household Products — 0.8%
9,949	Procter & Gamble Co. (The)	790,050

	Industrial Conglomerates — 1.5%
1,397	3M Co.	210,444
2,836	Danaher Corp.	263,408
28,054	General Electric Co.	873,882
904	Roper Technologies, Inc.	171,570

		1,519,304

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2015

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Insurance — 1.5%
4,091	Assurant, Inc.	$329,489
3,532	Chubb Corp. (The)	468,485
1,288	Lincoln National Corp.	64,735
5,433	Torchmark Corp.	310,550
9,094	XL Group PLC	356,303

		1,529,562

	Internet & Catalog Retail — 1.7%
1,690	Amazon.com, Inc.(b)	1,142,254
839	Expedia, Inc.	104,288
298	Priceline Group, Inc. (The)(b)	379,935
1,188	TripAdvisor, Inc.(b)	101,277

		1,727,754

	Internet Software & Services — 3.1%
1,376	Alphabet, Inc., Class A(b)	1,070,542
1,389	Alphabet, Inc., Class C(b)	1,054,084
9,796	Facebook, Inc., Class A(b)	1,025,249

		3,149,875

	IT Services — 1.9%
2,826	Accenture PLC, Class A	295,317
5,448	Cognizant Technology Solutions Corp., Class A(b)	326,989
2,613	International Business Machines Corp.	359,601
3,853	Paychex, Inc.	203,785
10,002	Visa, Inc., Class A	775,655

		1,961,347

	Machinery — 0.4%
2,367	Deere & Co.	180,531
2,190	Illinois Tool Works, Inc.	202,969

		383,500

	Media — 1.7%
4,561	CBS Corp., Class B	214,960
6,471	Comcast Corp., Class A	365,159
5,766	Discovery Communications, Inc., Series C(b)	145,418
1,374	Time Warner Cable, Inc.	255,001
1,536	Time Warner, Inc.	99,333
5,956	Twenty-First Century Fox, Inc., Class A	161,765
4,664	Walt Disney Co. (The)	490,093

		1,731,729

	Metals & Mining — 0.2%
10,064	Newmont Mining Corp.	181,051

	Multi-Utilities — 0.7%
1,829	CMS Energy Corp.	65,991
7,422	Consolidated Edison, Inc.	477,012
1,716	NiSource, Inc.	33,479
1,585	PG&E Corp.	84,306

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2015

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Multi-Utilities — continued
797	Sempra Energy	$74,926

		735,714

	Oil, Gas & Consumable Fuels — 3.5%
7,409	Apache Corp.	329,478
13,389	Chevron Corp.	1,204,474
3,373	Cimarex Energy Co.	301,479
713	Columbia Pipeline Group, Inc.	14,260
12,712	ConocoPhillips	593,523
3,430	Exxon Mobil Corp.	267,369
1,064	Marathon Petroleum Corp.	55,158
6,664	Phillips 66	545,115
3,035	Valero Energy Corp.	214,605

		3,525,461

	Pharmaceuticals — 4.6%
3,419	Allergan PLC(b)	1,068,438
6,357	Bristol-Myers Squibb Co.	437,298
7,521	Johnson & Johnson	772,557
22,883	Merck & Co., Inc.	1,208,680
20,093	Pfizer, Inc.	648,602
10,200	Zoetis, Inc.	488,784

		4,624,359

	Professional Services — 0.3%
2,941	Equifax, Inc.	327,539

	REITs – Apartments — 0.4%
2,394	AvalonBay Communities, Inc.	440,807

	REITs – Diversified — 0.7%
1,960	American Tower Corp.	190,022
1,423	Crown Castle International Corp.	123,019
4,095	Vornado Realty Trust	409,336

		722,377

	REITs – Regional Malls — 0.6%
3,271	Simon Property Group, Inc.	636,013

	REITs – Storage — 0.5%
2,158	Public Storage	534,537

	Road & Rail — 0.1%
974	Union Pacific Corp.	76,167

	Semiconductors & Semiconductor Equipment — 2.0%
2,616	Analog Devices, Inc.	144,717
1,421	Avago Technologies Ltd.	206,258
7,409	Broadcom Corp., Class A	428,388
26,699	Intel Corp.	919,781
1,006	Lam Research Corp.	79,896
6,112	Linear Technology Corp.	259,577

		2,038,617

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2015

ASG Tactical U.S. Market Fund – (continued)

Shares	Description	Value (†)
	Software — 3.6%
4,476	Adobe Systems, Inc.(b)	$420,475
38,162	Microsoft Corp.	2,117,228
18,653	Oracle Corp.	681,394
5,230	Salesforce.com, Inc.(b)	410,032

		3,629,129

	Specialty Retail — 1.9%
238	AutoZone, Inc.(b)	176,575
3,609	Gap, Inc. (The)	89,142
5,423	Home Depot, Inc. (The)	717,192
5,359	Lowe’s Cos., Inc.	407,498
675	O’Reilly Automotive, Inc.(b)	171,059
4,365	TJX Cos., Inc. (The)	309,522

		1,870,988

	Technology Hardware, Storage & Peripherals — 1.1%
10,424	Apple, Inc.	1,097,230

	Textiles, Apparel & Luxury Goods — 0.6%
7,548	NIKE, Inc., Class B	471,750
1,713	Under Armour, Inc., Class A(b)	138,085

		609,835

	Tobacco — 1.3%
10,730	Philip Morris International, Inc.	943,275
7,522	Reynolds American, Inc.	347,140

		1,290,415

	Total Common Stocks (Identified Cost $53,846,868)	58,154,115

Principal Amount
Short-Term Investments — 41.9%
	Certificates of Deposit — 22.3%
$1,800,000	Nordea Bank Finland PLC, 0.230%, 1/05/2016	1,799,982
1,000,000	Mizuho Bank Ltd. (USA), 0.290%, 1/06/2016	999,988
1,500,000	Bank of Montreal (IL), 0.386%, 1/08/2016(c)	1,499,979
800,000	Royal Bank of Canada, 0.417%, 1/13/2016(c)(d)	799,950
400,000	Bank of Montreal (IL), 0.477%, 1/14/2016(c)(d)	399,977
400,000	State Street Bank and Trust Company, 0.491%, 1/15/2016(c)(d)	399,974
300,000	Credit Industriel et Commercial (NY), 0.570%, 1/15/2016	300,027
1,900,000	Toronto Dominion Bank, 0.500%, 1/27/2016	1,900,194
900,000	Mizuho Bank Ltd. (USA), 0.300%, 1/28/2016(d)	899,906
1,000,000	Landesbank Hessen (NY), 0.340%, 1/28/2016	1,000,031
1,000,000	Westpac Banking Corp. (NY), 0.406%, 2/08/2016(c)(d)	999,984
1,900,000	Credit Industriel et Commercial (NY), 0.390%, 2/22/2016	1,899,709
500,000	Royal Bank of Canada, 0.540%, 2/23/2016(c)(d)	499,933
700,000	Bank of Nova Scotia (TX), 0.424%, 4/01/2016(c)(d)	699,901

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2015

ASG Tactical U.S. Market Fund – (continued)

Principal Amount	Description	Value (†)
	Certificates of Deposit — continued
$1,800,000	Deutsche Zentral-Genossenschaftsbank (NY), 0.480%, 4/07/2016(d)	$1,800,101
1,300,000	Svenska Handelsbanken (NY), 0.465%, 5/02/2016(d)	1,299,368
1,000,000	Canadian Imperial Bank of Commerce, 0.504%, 5/17/2016(c)(d)	999,606
1,000,000	State Street Bank and Trust Company, 0.464%, 6/01/2016(c)(d)	999,837
1,500,000	Westpac Banking Corp. (NY), 0.525%, 6/16/2016(c)(d)	1,499,762
1,800,000	Wells Fargo Bank, National Association, 0.484%, 7/01/2016(c)	1,799,825

		22,498,034

	Time Deposits — 9.1%
4,600,000	National Bank of Kuwait, 0.200%, 1/04/2016(c)	4,600,000
4,600,000	Credit Agricole, 0.250%, 1/04/2016	4,600,000

		9,200,000

	Commercial Paper — 4.7%
1,450,000	Oversea-Chinese Banking Corp. Ltd., 0.330%, 2/05/2016(d)	1,449,487
3,300,000	JPMorgan Securities LLC, 0.444%, 5/03/2016(c)	3,299,785

		4,749,272

	Other Notes — 4.0%
4,000,000	Bank of America N.A., 0.350%, 3/07/2016(c)	4,000,676

	Financial Company Commercial Paper — 1.0%
500,000	JPMorgan Securities LLC, 0.436%, 1/08/2016(c)	499,992
500,000	JPMorgan Securities LLC, 0.572%, 1/21/2016(c)(d)	499,947

		999,939

	Treasuries — 0.8%
750,000	U.S. Treasury Bills, 0.075%, 1/07/2016(e)(f)	749,997

	Total Short-Term Investments (Identified Cost $42,199,605)	42,197,918

	Total Investments — 99.7% (Identified Cost $96,046,473)(a)	100,352,033
	Other assets less liabilities — 0.3%	335,924

	Net Assets — 100.0%	$100,687,957

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized appreciation on investments based on a cost of $96,046,473 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,086,705
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(781,145)

	Net unrealized appreciation	$4,305,560

(b)	Non-income producing security.
(c)	Variable rate security. Rate as of December 31, 2015 is disclosed.

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2015

ASG Tactical U.S. Market Fund – (continued)

(d)	All of this security has been designated to cover the Fund’s obligations under open futures contracts.
(e)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(f)	All of this security has been pledged as initial margin for open futures contracts.

REITs	Real Estate Investment Trusts

At December 31, 2015, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	3/18/2016	83	$8,447,325	$6,550

Industry Summary at December 31, 2015

Pharmaceuticals	4.6%
Software	3.6
Banks	3.5
Oil, Gas & Consumable Fuels	3.5
Internet Software & Services	3.1
Biotechnology	2.7
Semiconductors & Semiconductor Equipment	2.0
Other Investments, less than 2% each	34.8
Short-Term Investments	41.9

Total Investments	99.7
Other assets less liabilities (including futures contracts)	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

51  |

Statements of Assets and Liabilities

December 31, 2015

	ASG Dynamic Allocation Fund	ASG Global Alternatives Fund (Consolidated*)	ASG Global Macro Fund (Consolidated*)
ASSETS
Investments at cost	$20,147,146	$3,649,311,838	$26,021,885
Net unrealized depreciation	(84,040)	(243,690)	(827)

Investments at value	20,063,106	3,649,068,148	26,021,058
Cash	86,611	4,067,648	849,544
Due from brokers (including variation margin on futures contracts (Note 2)	—	44,281,388	479,849
Receivable for Fund shares sold	—	16,772,034	146,178
Receivable from investment adviser (Note 6)	35,976	—	—
Dividends and interest receivable	7,808	1,583,075	7,453
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	12,893,069	425,201
Unrealized appreciation on futures contracts (Note 2)	118,948	26,569,314	141,031

TOTAL ASSETS	20,312,449	3,755,234,676	28,070,314

LIABILITIES
Payable for Fund shares redeemed	—	21,088,028	250
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	11,957,115	179,978
Due to brokers (including variation margin on futures contracts) (Note 2)	131,696	7,413,326	—
Unrealized depreciation on futures contracts (Note 2)	28,983	34,858,326	309,035
Management fees payable (Note 6)	—	3,686,376	2,731
Deferred Trustees’ fees (Note 6)	1,934	138,721	10,178
Administrative fees payable (Note 6)	743	170,466	21,661
Payable to distributor (Note 6d)	—	19,102	8
Other accounts payable and accrued expenses	45,469	489,803	61,742

TOTAL LIABILITIES	208,825	79,821,263	585,583

NET ASSETS	$20,103,624	$3,675,413,413	$27,484,731

NET ASSETS CONSIST OF:
Paid-in capital	$20,389,436	$3,878,630,030	$27,531,165
Distributions in excess of net investment income/Accumulated net investment loss	(1,647)	(1,146,629)	(308,029)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(290,592)	(194,473,065)	186,884
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	6,427	(7,596,923)	74,711

NET ASSETS	$20,103,624	$3,675,413,413	$27,484,731

See accompanying notes to financial statements.

|  52

Statements of Assets and Liabilities (continued)

December 31, 2015

	ASG Dynamic Allocation Fund		ASG Global Alternatives Fund (Consolidated*)	ASG Global Macro Fund (Consolidated*)
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$988		$224,951,164	$778,415

Shares of beneficial interest	100		21,456,676	80,581

Net asset value and redemption price per share	$9.86	(a)	$10.48	$9.66

Offering price per share (100/94.25 of net asset value) (Note 1)	$10.46		$11.12	$10.25

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$7,759		$95,885,100	$142,459

Shares of beneficial interest	788		9,673,121	14,856

Net asset value and offering price per share	$9.85		$9.91	$9.59

Class N shares:
Net assets	$—		$10,476,134	$—

Shares of beneficial interest	—		985,965	—

Net asset value, offering and redemption price per share	$—		$10.63	$—

Class Y shares:
Net assets	$20,094,877		$3,344,101,015	$26,563,857

Shares of beneficial interest	2,038,434		314,377,743	2,741,706

Net asset value, offering and redemption price per share	$9.86		$10.64	$9.69

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Net asset value calculations reflect fractional share and dollar amounts.

See accompanying notes to financial statements.

53  |

Statements of Assets and Liabilities (continued)

December 31, 2015

	ASG Managed Futures Strategy Fund (Consolidated*)	ASG Tactical U.S. Market Fund
ASSETS
Investments at cost	$2,550,531,030	$96,046,473
Net unrealized appreciation (depreciation)	(152,845)	4,305,560

Investments at value	2,550,378,185	100,352,033
Cash	15,785,058	494,132
Due from brokers (including variation margin on futures contracts) (Note 2)	97,791,091	72,715
Receivable for Fund shares sold	26,148,629	347,423
Dividends and interest receivable	931,450	97,141
Unrealized appreciation on forward foreign currency contracts (Note 2)	36,815,698	—
Unrealized appreciation on futures contracts (Note 2)	33,448,968	6,550

TOTAL ASSETS	2,761,299,079	101,369,994

LIABILITIES
Payable for securities purchased	—	187,098
Payable for Fund shares redeemed	9,340,830	353,800
Unrealized depreciation on forward foreign currency contracts (Note 2)	13,623,630	—
Unrealized depreciation on futures contracts (Note 2)	47,523,764	—
Management fees payable (Note 6)	2,939,768	54,675
Deferred Trustees’ fees (Note 6)	82,347	20,882
Administrative fees payable (Note 6)	147,599	3,909
Payable to distributor (Note 6d)	43,257	607
Other accounts payable and accrued expenses	338,505	61,066

TOTAL LIABILITIES	74,039,700	682,037

NET ASSETS	$2,687,259,379	$100,687,957

NET ASSETS CONSIST OF:
Paid-in capital	$2,867,114,650	$100,749,071
Distributions in excess of net investment income	(17,817,084)	(15,158)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(171,012,089)	(4,358,066)
Net unrealized appreciation on investments, futures contracts and foreign currency translations	8,973,902	4,312,110

NET ASSETS	$2,687,259,379	$100,687,957

See accompanying notes to financial statements.

|  54

Statements of Assets and Liabilities (continued)

December 31, 2015

	ASG Managed Futures Strategy Fund (Consolidated*)	ASG Tactical U.S. Market Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$486,160,195	$9,360,398

Shares of beneficial interest	46,890,729	820,586

Net asset value and redemption price per share	$10.37	$11.41

Offering price per share (100/94.25 of net asset value) (Note 1)	$11.00	$12.11

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$67,478,868	$2,201,817

Shares of beneficial interest	6,701,410	196,338

Net asset value and offering price per share	$10.07	$11.21

Class Y shares:
Net assets	$2,133,620,316	$89,125,742

Shares of beneficial interest	205,202,550	7,783,628

Net asset value, offering and redemption price per share	$10.40	$11.45

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

55  |

Statements of Operations

For the Year Ended December 31, 2015

	ASG Dynamic Allocation Fund(a)	ASG Global Alternatives Fund (Consolidated*)	ASG Global Macro Fund (Consolidated*)
INVESTMENT INCOME
Interest	$3,190	$9,560,594	$59,920
Dividends	35,659	—	—

	38,849	9,560,594	59,920

Expenses
Management fees (Note 6)	11,899	41,897,108	332,197
Service and distribution fees (Note 6)	1	1,512,593	1,593
Administrative fees (Note 6)	743	1,678,449	69,691
Trustees’ and directors’ fees and expenses (Note 6)	3,110	91,429	34,343
Transfer agent fees and expenses (Notes 6 and 7)	5	2,296,842	5,189
Audit and tax services fees	38,745	73,945	76,352
Custodian fees and expenses	2,726	252,989	37,848
Interest expense (Note 10)	—	656,166	9,441
Legal fees	16	56,271	789
Registration fees	2,647	282,608	54,002
Shareholder reporting expenses	492	300,955	1,840
Miscellaneous expenses	2,791	87,339	20,248

Total expenses	63,175	49,186,694	643,533
Less waiver and/or expense reimbursement (Note 6)	(47,875)	(175)	(247,149)

Net expenses	15,300	49,186,519	396,384

Net investment income (loss)	23,549	(39,625,925)	(336,464)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(16,911)	22,207	26
Futures contracts	(273,681)	(76,534,318)	(713,463)
Foreign currency transactions	462	(1,107,874)	655,180
Net change in unrealized appreciation (depreciation) on:
Investments	(84,040)	(233,501)	(289)
Futures contracts	89,965	(24,344,360)	(307,311)
Foreign currency translations	502	(6,227,279)	22,461

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(283,703)	(108,425,125)	(343,396)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(260,154)	$(148,051,050)	$(679,860)

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	From commencement of operations on November 30, 2015 through December 31, 2015.

See accompanying notes to financial statements.

|  56

Statements of Operations (continued)

For the Year Ended December 31, 2015

	ASG Managed Futures Strategy Fund (Consolidated*)	ASG Tactical U.S. Market Fund
INVESTMENT INCOME
Interest	$5,562,998	$107,913
Dividends	—	1,177,336

	5,562,998	1,285,249

Expenses
Management fees (Note 6)	28,899,915	809,563
Service and distribution fees (Note 6)	1,376,516	49,293
Administrative fees (Note 6)	1,149,591	43,365
Trustees’ and directors’ fees and expenses (Note 6)	70,063	19,504
Transfer agent fees and expenses (Note 6)	2,338,686	99,773
Audit and tax services fees	74,195	42,041
Custodian fees and expenses	355,332	39,075
Interest expense (Note 10)	582,786	—
Legal fees	34,093	1,479
Registration fees	340,750	70,658
Shareholder reporting expenses	180,642	13,465
Miscellaneous expenses	65,102	11,519

Total expenses	35,467,671	1,199,735
Fee/expense recovery (Note 6)	41,047	—
Less waiver and/or expense reimbursement (Note 6)	—	(70,508)

Net expenses	35,508,718	1,129,227

Net investment income (loss)	(29,945,720)	156,022

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	13,554	(1,365,762)
Futures contracts	(32,341,484)	(2,345,252)
Foreign currency transactions	6,830,576	—
Net change in unrealized appreciation (depreciation) on:
Investments	(154,323)	391,735
Futures contracts	(63,837,336)	(654,110)
Foreign currency translations	15,632,392	—

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(73,856,621)	(3,973,389)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(103,802,341)	$(3,817,367)

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

57  |

Statements of Changes in Net Assets

ASG Dynamic Allocation Fund
Period Ended December 31, 2015(a)
FROM OPERATIONS:
Net investment income	$23,549
Net realized loss on investments, futures contracts and foreign currency transactions	(290,130)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	6,427

Net decrease in net assets resulting from operations	(260,154)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1)
Class C	(10)
Class Y	(28,295)

Total distributions	(28,306)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	20,392,084

Net increase in net assets	20,103,624
NET ASSETS
Beginning of the year	—

End of the year	$20,103,624

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(1,647)

(a)	From commencement of operations on November 30, 2015 through December 31, 2015.

See accompanying notes to financial statements.

|  58

Statements of Changes in Net Assets (continued)

	ASG Global Alternatives Fund (Consolidated*)
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment loss	$(39,625,925)	$(32,327,932)
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(77,619,985)	189,266,386
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(30,805,140)	(45,110,530)

Net increase (decrease) in net assets resulting from operations	(148,051,050)	111,827,924

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized capital gains
Class A	(5,892,846)	(10,062,726)
Class C	(3,221,998)	(4,886,872)
Class N	(327,390)	(57)
Class Y	(101,691,464)	(135,501,390)

Total distributions	(111,133,698)	(150,451,045)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	909,684,061	620,398,567

Net increase in net assets	650,499,313	581,775,446
NET ASSETS
Beginning of the year	3,024,914,100	2,443,138,654

End of the year	$3,675,413,413	$3,024,914,100

ACCUMULATED NET INVESTMENT LOSS	$(1,146,629)	$(121,871)

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

59  |

Statements of Changes in Net Assets (continued)

	ASG Global Macro Fund (Consolidated*)
	Period Ended December 31, 2015	Period Ended December 31, 2014(a)
FROM OPERATIONS:
Net investment loss	$(336,464)	$(27,861)
Net realized loss on investments, futures contracts and foreign currency transactions	(58,257)	(77,500)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(285,139)	359,850

Net increase (decrease) in net assets resulting from operations	(679,860)	254,489

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(12)
Class Y	—	(4,042)
Net realized capital gains
Class A	(9,583)	—
Class C	(1,057)	—
Class Y	(440,989)	—

Total distributions	(451,629)	(4,054)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	2,873,240	25,492,545

Net increase in net assets	1,741,751	25,742,980
NET ASSETS
Beginning of the year	25,742,980	—

End of the year	$27,484,731	$25,742,980

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS	$(308,029)	$(153,431)

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	From commencement of operations on December 1, 2014 through December 31, 2014.

See accompanying notes to financial statements.

|  60

Statements of Changes in Net Assets (continued)

	ASG Managed Futures Strategy Fund (Consolidated*)
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment loss	$(29,945,720)	$(14,611,589)
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(25,497,354)	250,254,639
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(48,359,267)	20,841,824

Net increase (decrease) in net assets resulting from operations	(103,802,341)	256,484,874

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(7,522,300)	(3,167,093)
Class C	(786,739)	(660,959)
Class Y	(42,550,883)	(35,091,249)
Net realized capital gains
Class A	(6,425,672)	(13,087,867)
Class C	(1,507,709)	(3,260,501)
Class Y	(46,853,908)	(128,728,349)

Total distributions	(105,647,211)	(183,996,018)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	1,361,611,925	622,627,741

Net increase in net assets	1,152,162,373	695,116,597
NET ASSETS
Beginning of the year	1,535,097,006	839,980,409

End of the year	$2,687,259,379	$1,535,097,006

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(17,817,084)	$19,075,023

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

61  |

Statements of Changes in Net Assets (continued)

	ASG Tactical U.S. Market Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$156,022	$36,393
Net realized gain (loss) on investments and futures contracts	(3,711,014)	3,430,691
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(262,375)	3,149,647

Net increase (decrease) in net assets resulting from operations	(3,817,367)	6,616,731

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class Y	(151,475)	(35,402)
Net realized capital gains
Class A	(75,525)	(133,879)
Class C	(17,212)	(68,503)
Class Y	(587,682)	(3,490,643)

Total distributions	(831,894)	(3,728,427)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	35,738,421	44,079,440

Net increase in net assets	31,089,160	46,967,744
NET ASSETS
Beginning of the year	69,598,797	22,631,053

End of the year	$100,687,957	$69,598,797

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(15,158)	$(7,228)

See accompanying notes to financial statements.

|  62

Financial Highlights

For a share outstanding throughout each period.

ASG Dynamic Allocation Fund—Class A
Period Ended December 31, 2015*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized gain (loss)	(0.14)

Total from Investment Operations	(0.13)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)
Net realized capital gains	—

Total Distributions	(0.01)

Net asset value, end of the period	$9.86

Total return(b)(c)(d)	(1.28)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(e)(f)	1.15%
Gross expenses(f)	3.96%
Net investment income(f)	1.19%
Portfolio turnover rate	11%

*	From commencement of operations on November 30, 2015 through December 31, 2015.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Dynamic Allocation Fund—Class C
	Period Ended December 31, 2015*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.14)

Total from Investment Operations	(0.14)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)
Net realized capital gains	—

Total Distributions	(0.01)

Net asset value, end of the period	$9.85

Total return(c)(d)(e)	(1.37)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$8
Net expenses(f)(g)	1.90%
Gross expenses(g)	4.72%
Net investment loss(g)	(0.16)%
Portfolio turnover rate	11%

*	From commencement of operations on November 30, 2015 through December 31, 2015.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

ASG Dynamic Allocation Fund—Class Y
Period Ended December 31, 2015*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized gain (loss)	(0.14)

Total from Investment Operations	(0.13)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)
Net realized capital gains	—

Total Distributions	(0.01)

Net asset value, end of the period	$9.86

Total return(b)(c)	(1.26)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$20,095
Net expenses(d)(e)	0.90%
Gross expenses(e)	3.72%
Net investment income(e)	1.39%
Portfolio turnover rate	11%

*	From commencement of operations on November 30, 2015 through December 31, 2015.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class A
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$11.12	$11.33	$10.62	$10.26		$10.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.14)	(0.15)	(0.15)	(0.14)		(0.14)
Net realized and unrealized gain (loss)	(0.12)	0.53	1.79	0.50		(0.21)

Total from Investment Operations	(0.26)	0.38	1.64	0.36		(0.35)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.02)	—		—
Net realized capital gains	(0.38)	(0.59)	(0.91)	—		(0.06)

Total Distributions	(0.38)	(0.59)	(0.93)	—		(0.06)

Net asset value, end of the period	$10.48	$11.12	$11.33	$10.62		$10.26

Total return(b)	(2.69)%	3.53%	15.69%	3.51%		(3.29)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$224,951	$150,462	$189,313	$126,226		$280,353
Net expenses, including interest expense	1.53%	1.55%	1.58%	1.61	%(c)	1.61%
Gross expenses, including interest expense	1.53%	1.55%	1.58%	1.61	%(c)	1.61%
Net expenses, excluding interest expense	1.52%	1.53%	1.57%	1.60	%(c)	1.60%
Gross expenses, excluding interest expense	1.52%	1.53%	1.57%	1.60	%(c)	1.60%
Net investment loss	(1.27)%	(1.34)%	(1.35)%	(1.34)%		(1.34)%
Portfolio turnover rate(d)	—%	—%	—%	—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Includes fee/expense recovery of 0.01%.
(d)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class C
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$10.61	$10.92	$10.32	$10.05		$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.21)	(0.22)	(0.23)	(0.21)		(0.22)
Net realized and unrealized gain (loss)	(0.11)	0.50	1.74	0.48		(0.20)

Total from Investment Operations	(0.32)	0.28	1.51	0.27		(0.42)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—		—
Net realized capital gains	(0.38)	(0.59)	(0.91)	—		(0.06)

Total Distributions	(0.38)	(0.59)	(0.91)	—		(0.06)

Net asset value, end of the period	$9.91	$10.61	$10.92	$10.32		$10.05

Total return(b)	(3.40)%	2.73%	14.86%	2.69%		(4.00)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$95,885	$87,941	$85,323	$71,227		$92,540
Net expenses, including interest expense	2.28%	2.31%	2.33%	2.36	%(c)	2.36%
Gross expenses, including interest expense	2.28%	2.31%	2.33%	2.36	%(c)	2.36%
Net expenses, excluding interest expense	2.26%	2.28%	2.32%	2.35	%(c)	2.35%
Gross expenses, excluding interest expense	2.26%	2.28%	2.32%	2.35	%(c)	2.35%
Net investment loss	(2.03)%	(2.10)%	(2.10)%	(2.10)%		(2.09)%
Portfolio turnover rate(d)	—%	—%	—%	—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Includes fee/expense recovery of 0.01%.
(d)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class N
	Year Ended December 31, 2015	Year Ended December 31, 2014		Period Ended December 31, 2013**
Net asset value, beginning of the period	$11.24	$11.42		$11.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.11)	(0.12)		(0.09)
Net realized and unrealized gain (loss)	(0.12)	0.53		0.99

Total from Investment Operations	(0.23)	0.41		0.90

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		—
Net realized capital gains	(0.38)	(0.59)		(0.68)

Total Distributions	(0.38)	(0.59)		(0.68)

Net asset value, end of the period	$10.63	$11.24		$11.42

Total return	(2.48)%	3.77	%(b)	8.05	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$10,476	$1		$1
Net expenses, including interest expense	1.23%	1.27	%(d)	1.32	%(d)(e)
Gross expenses, including interest expense	1.23%	7.42%		3.22	%(e)
Net expenses, excluding interest expense	1.21%	1.25	%(d)	1.30	%(d)(e)
Gross expenses, excluding interest expense	1.21%	7.40%		3.20	%(e)
Net investment loss	(0.97)%	(1.07)%		(1.12	)%(e)
Portfolio turnover rate(f)	—%	—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of Class operations on May 1, 2013 through December 31, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Alternatives Fund (Consolidated*)—Class Y
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$11.25	$11.43	$10.72	$10.34		$10.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.12)	(0.12)	(0.13)	(0.11)		(0.12)
Net realized and unrealized gain (loss)	(0.11)	0.53	1.82	0.49		(0.20)

Total from Investment Operations	(0.23)	0.41	1.69	0.38		(0.32)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.07)	—		—
Net realized capital gains	(0.38)	(0.59)	(0.91)	—		(0.06)

Total Distributions	(0.38)	(0.59)	(0.98)	—		(0.06)

Net asset value, end of the period	$10.64	$11.25	$11.43	$10.72		$10.34

Total return	(2.38)%	3.77%	16.05%	3.68%		(3.00	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,344,101	$2,786,510	$2,168,502	$1,002,226		$1,071,912
Net expenses, including interest expense	1.28%	1.31%	1.33%	1.36	%(c)	1.36	%(d)
Gross expenses, including interest expense	1.28%	1.31%	1.33%	1.36	%(c)	1.37%
Net expenses, excluding interest expense	1.26%	1.29%	1.32%	1.35	%(c)	1.35	%(d)
Gross expenses, excluding interest expense	1.26%	1.29%	1.32%	1.35	%(c)	1.36%
Net investment loss	(1.03)%	(1.10)%	(1.10)%	(1.10)%		(1.09)%
Portfolio turnover rate(e)	—%	—%	—%	—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes fee/expense recovery of 0.01%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Macro Fund (Consolidated*)—Class A
	Year Ended December 31, 2015	Period Ended December 31, 2014**
Net asset value, beginning of the period	$10.10	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.15)	(0.01)
Net realized and unrealized gain (loss)	(0.12)	0.11

Total from Investment Operations	(0.27)	0.10

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.00	)(b)
Net realized capital gains	(0.17)	—

Total Distributions	(0.17)	(0.00)

Net asset value, end of the period	$9.66	$10.10

Total return(c)(d)	(2.75)%	1.01	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$778	$219
Net expenses, including interest expense(f)	1.73%	1.70	%(g)
Gross expenses, including interest expense	2.69%	5.26	%(g)
Net expenses, excluding interest expense(f)	1.70%	1.70	%(g)
Gross expenses, excluding interest expense	2.66%	5.26	%(g)
Net investment loss	(1.50)%	(1.55	)%(g)
Portfolio turnover rate(h)	—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on December 1, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Macro Fund (Consolidated*)—Class C
	Year Ended December 31, 2015	Period Ended December 31, 2014**
Net asset value, beginning of the period	$10.09	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.22)	(0.02)
Net realized and unrealized gain (loss)	(0.11)	0.11

Total from Investment Operations	(0.33)	0.09

LESS DISTRIBUTIONS FROM:
Net investment income	—	—
Net realized capital gains	(0.17)	—

Total Distributions	(0.17)	—

Net asset value, end of the period	$9.59	$10.09

Total return(b)(c)	(3.35)%	0.90	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$142	$1
Net expenses, including interest expense(e)	2.48%	2.45	%(f)
Gross expenses, including interest expense	3.50%	6.33	%(f)
Net expenses, excluding interest expense(e)	2.45%	2.45	%(f)
Gross expenses, excluding interest expense	3.47%	6.33	%(f)
Net investment loss	(2.24)%	(2.34	)%(f)
Portfolio turnover rate(g)	—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on December 1, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Global Macro Fund (Consolidated*)—Class Y
	Year Ended December 31, 2015	Period Ended December 31, 2014**
Net asset value, beginning of the period	$10.10	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.13)	(0.01)
Net realized and unrealized gain (loss)	(0.11)	0.11

Total from Investment Operations	(0.24)	0.10

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.00	)(b)
Net realized capital gains	(0.17)	—

Total Distributions	(0.17)	(0.00)

Net asset value, end of the period	$9.69	$10.10

Total return(c)	(2.45)%	1.02	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$26,564	$25,523
Net expenses, including interest expense(e)	1.49%	1.45	%(f)
Gross expenses, including interest expense	2.41%	5.20	%(f)
Net expenses, excluding interest expense(e)	1.45%	1.45	%(f)
Gross expenses, excluding interest expense	2.38%	5.20	%(f)
Net investment loss	(1.26)%	(1.34	)%(f)
Portfolio turnover rate(g)	—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of operations on December 1, 2014 through December 31, 2014.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Managed Futures Strategy Fund (Consolidated*)—Class A
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$10.98		$10.25		$9.11		$10.34		$10.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16)		(0.16)		(0.14)		(0.14)		(0.16)
Net realized and unrealized gain (loss)	0.06	(b)	2.37		1.28		(1.00)		0.19	(b)

Total from Investment Operations	(0.10)		2.21		1.14		(1.14)		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.29)		—		(0.09)		(0.30)
Net realized capital gains	(0.29)		(1.19)		—		—		—

Total Distributions	(0.51)		(1.48)		—		(0.09)		(0.30)

Net asset value, end of the period	$10.37		$10.98		$10.25		$9.11		$10.34

Total return(c)	(1.38)%		21.76	%(d)	12.51	%(d)	(11.09	)%(d)	0.25	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$486,160		$137,991		$125,903		$145,729		$312,098
Net expenses, including interest expense	1.73	%(e)	1.72	%(f)	1.73	%(f)	1.73	%(f)	1.71	%(f)
Gross expenses, including interest expense	1.73	%(e)	1.76%		1.78%		1.80%		1.78%
Net expenses, excluding interest expense	1.70	%(e)	1.70	%(f)	1.70	%(f)	1.70	%(f)	1.70	%(f)
Gross expenses, excluding interest expense	1.70	%(e)	1.74%		1.75%		1.77%		1.76%
Net investment loss	(1.48)%		(1.53)%		(1.51)%		(1.49)%		(1.47)%
Portfolio turnover rate(g)	—%		—%		—%		—%		—%
*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Managed Futures Strategy Fund (Consolidated*)—Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$10.69		$10.03		$8.99		$10.25		$10.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.24)		(0.24)		(0.21)		(0.21)		(0.24)
Net realized and unrealized gain (loss)	0.05	(b)	2.32		1.25		(0.99)		0.19	(b)

Total from Investment Operations	(0.19)		2.08		1.04		(1.20)		(0.05)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.23)		—		(0.06)		(0.28)
Net realized capital gains	(0.29)		(1.19)		—		—		—

Total Distributions	(0.43)		(1.42)		—		(0.06)		0.28

Net asset value, end of the period	$10.07		$10.69		$10.03		$8.99		$10.25

Total return(c)	(2.23)%		21.01	%(d)	11.57	%(d)	(11.74	)%(d)	(0.51	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$67,479		$33,945		$18,770		$21,891		$24,838
Net expenses, including interest expense	2.48	%(e)	2.47	%(f)	2.48	%(f)	2.48	%(f)	2.46	%(f)
Gross expenses, including interest expense	2.48	%(e)	2.51%		2.53%		2.55%		2.56%
Net expenses, excluding interest expense	2.45	%(e)	2.45	%(f)	2.45	%(f)	2.45	%(f)	2.45	%(f)
Gross expenses, excluding interest expense	2.45	%(e)	2.49%		2.50%		2.52%		2.54%
Net investment loss	(2.24)%		(2.28)%		(2.26)%		(2.24)%		(2.22)%
Portfolio turnover rate(g)	—%		—%		—%		—%		—%
*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Managed Futures Strategy Fund (Consolidated*)—Class Y
	Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012		Year Ended December 31, 2011
Net asset value, beginning of the period	$11.01		$10.26		$9.10		$10.34		$10.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.14)		(0.14)		(0.12)		(0.12)		(0.13)
Net realized and unrealized gain (loss)	0.05	(b)	2.40		1.28		(1.00)		0.19	(b)

Total from Investment Operations	(0.09)		2.26		1.16		(1.12)		0.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)		(0.32)		(0.00	)(c)	(0.12)		(0.32)
Net realized capital gains	(0.29)		(1.19)		—		—		—

Total Distributions	(0.52)		(1.51)		(0.00)		(0.12)		(0.32)

Net asset value, end of the period	$10.40		$11.01		$10.26		$9.10		$10.34

Total return	(1.22)%		22.21	%(d)	12.75	%(d)	(10.90	)%(d)	0.57	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,133,620		$1,363,162		$695,307		$593,013		$410,166
Net expenses, including interest expense	1.48	%(e)	1.47	%(f)	1.48	%(f)	1.48	%(f)	1.46	%(f)
Gross expenses, including interest expense	1.48	%(e)	1.51%		1.53%		1.56%		1.57%
Net expenses, excluding interest expense	1.45	%(e)	1.45	%(f)	1.45	%(f)	1.45	%(f)	1.45	%(f)
Gross expenses, excluding interest expense	1.45	%(e)	1.49%		1.51%		1.52%		1.56%
Net investment loss	(1.24)%		(1.28)%		(1.26)%		(1.24)%		(1.22)%
Portfolio turnover rate(g)	—%		—%		—%		—%		—%
*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

75  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Tactical U.S. Market Fund—Class A
	Year Ended December 31, 2015		Year Ended December 31, 2014	Period Ended December 31, 2013*
Net asset value, beginning of the period	$11.85		$11.02	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.00	)(b)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(0.35)		1.60	1.31

Total from Investment Operations	(0.35)		1.59	1.30

LESS DISTRIBUTIONS FROM:
Net investment income	—		—	—
Net realized capital gains	(0.09)		(0.76)	(0.28)

Total Distributions	(0.09)		(0.76)	(0.28)

Net asset value, end of the period	$11.41		$11.85	$11.02

Total return(c)(d)	(3.00)%		14.69%	12.96	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$9,360		$3,089	$29
Net expenses(f)	1.32%		1.40%	1.40	%(g)
Gross expenses	1.39%		1.57%	2.21	%(g)
Net investment loss	(0.03)%		(0.09)%	(0.38	)%(g)
Portfolio turnover rate	149	%(h)	62%	13%

*	From commencement of operations on September 30, 2013 through December 31, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.
(h)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to sales of equity securities to take advantage of opportunities to harvest tax losses.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Tactical U.S. Market Fund—Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014	Period Ended December 31, 2013*
Net asset value, beginning of the period	$11.73		$11.00	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)		(0.10)	(0.03)
Net realized and unrealized gain (loss)	(0.34)		1.59	1.31

Total from Investment Operations	(0.43)		1.49	1.28

LESS DISTRIBUTIONS FROM:
Net investment income	—		—	—
Net realized capital gains	(0.09)		(0.76)	(0.28)

Total Distributions	(0.09)		(0.76)	(0.28)

Net asset value, end of the period	$11.21		$11.73	$11.00

Total return(b)(c)	(3.79)%		13.88%	12.76	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,202		$1,468	$8
Net expenses(e)	2.07%		2.15%	2.15	%(f)
Gross expenses	2.13%		2.33%	2.80	%(f)
Net investment loss	(0.79)%		(0.86)%	(1.00	)%(f)
Portfolio turnover rate	149	%(g)	62%	13%

*	From commencement of operations on September 30, 2013 through December 31, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to sales of equity securities to take advantage of opportunities to harvest tax losses.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	ASG Tactical U.S. Market Fund—Class Y
	Year Ended December 31, 2015		Year Ended December 31, 2014	Period Ended December 31, 2013*
Net asset value, beginning of the period	$11.88		$11.03	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02		0.01	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.34)		1.61	1.31

Total from Investment Operations	(0.32)		1.62	1.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)		(0.01)	—
Net realized capital gains	(0.09)		(0.76)	(0.28)

Total Distributions	(0.11)		(0.77)	(0.28)

Net asset value, end of the period	$11.45		$11.88	$11.03

Total return(c)	(2.74)%		14.92%	13.06	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$89,126		$65,042	$22,595
Net expenses(e)	1.07%		1.15%	1.15	%(f)
Gross expenses	1.14%		1.32%	1.93	%(f)
Net investment income (loss)	0.20%		0.10%	(0.13	)%(f)
Portfolio turnover rate	149	%(g)	62%	13%

*	From commencement of operations on September 30, 2013 through December 31, 2013.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The variation in the Fund’s turnover rate from 2014 to 2015 was primarily due to sales of equity securities to take advantage of opportunities to harvest tax losses.

See accompanying notes to financial statements.

|  78

Notes to Financial Statements

December 31, 2015

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

ASG Dynamic Allocation Fund (the “Dynamic Allocation Fund”)

ASG Global Alternatives Fund (the “Global Alternatives Fund”)

ASG Global Macro Fund (the “Global Macro Fund”)

ASG Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”)

ASG Tactical U.S. Market Fund (the “Tactical U.S. Market Fund”)

The Dynamic Allocation Fund commenced operations on November 30, 2015 via contribution to the Fund by Natixis Global Asset Management, L.P. (“Natixis US”) and affiliates of $20,002,000.

Each Fund is a diversified investment company, except for Dynamic Allocation Fund and Global Macro Fund, which are non-diversified investment companies.

Each Fund offers Class A, Class C and Class Y shares. Global Alternatives Fund also offers Class N shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered exclusively through intermediaries and are intended for employer-sponsored retirement plans, and effective November 2, 2015, investors with an initial minimum investment of $1,000,000. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and, for Global Alternatives Fund Class A, Class C and Class Y, collectively, and Class N individually, transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan.

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Notes to Financial Statements (continued)

December 31, 2015

Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

Global Alternatives Fund, Global Macro Fund and Managed Futures Strategy Fund invest in commodity-related instruments through ASG Global Alternatives Cayman Fund Ltd., ASG Global Macro Cayman Fund Ltd. and ASG Managed Futures Strategy Cayman Fund Ltd., wholly-owned subsidiaries (individually, a “Subsidiary” and collectively, the “Subsidiaries”) of Global Alternatives Fund, Global Macro Fund and Managed Futures Strategy Fund, respectively, organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Funds and their respective Subsidiaries with the intent that each Fund will remain the sole shareholder and primary beneficiary of its respective Subsidiary. The Subsidiaries are governed by a separate Board of Directors that is independent of the Funds’ Board of Trustees.

As of December 31, 2015, the value of each Fund’s investment in its respective Subsidiary was as follows:

Fund	Investment in Subsidiary	Percentage of Net Assets
Global Alternatives Fund	$29,645,324	0.81%
Global Macro Fund	1,820,881	6.63%
Managed Futures Strategy Fund	140,039,730	5.21%

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Consolidation.  The accompanying financial statements of Global Alternatives Fund, Global Macro Fund and Managed Futures Strategy Fund present the consolidated accounts of the Funds and their respective Subsidiaries. All interfund accounts and transactions have been eliminated in consolidation.

b.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued

|  80

Notes to Financial Statements (continued)

December 31, 2015

at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to

81  |

Notes to Financial Statements (continued)

December 31, 2015

determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of December 31, 2015, futures contracts were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the contracts, as follows:

Fund	Notional Value	Unrealized Appreciation/ Depreciation*	Unrealized as a Percentage of Net Assets
Dynamic Allocation Fund	$4,665,526	$143,924	0.72%
Global Alternatives Fund	1,114,824,566	32,421,702	0.88%
Global Macro Fund	4,245,391	79,353	0.29%
Managed Futures Strategy Fund	592,999,937	8,345,301	0.31%

*	Amounts are reflected at absolute value.

c.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

|  82

Notes to Financial Statements (continued)

December 31, 2015

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. When a Fund enters into a forward foreign currency contract, it is required to pledge cash or high-quality securities equal to a percentage of the notional amount of the contract to the counterparty as an independent amount of collateral. The Funds may pledge additional collateral to the counterparty to the extent of mark-to-market losses on open contracts.

f.  Futures Contracts.  The Funds and the Subsidiaries may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund or a Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the

83  |

Notes to Financial Statements (continued)

December 31, 2015

time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund or a Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s or a Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds and the Subsidiaries are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

g.  Due to/from Brokers.  Transactions and positions in certain futures and forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds or the Subsidiaries and the various broker/dealers. The due from brokers’ balances in the Statements of Assets and Liabilities for the Funds represent cash, including foreign currency, on deposit with the broker for open futures contracts and cash pledged as collateral for forward foreign currency contracts. The due to brokers’ balances in the Statements of Assets and Liabilities for the Funds represent net cash and foreign currency debit balances related to futures contracts. In certain circumstances the Funds’ or the Subsidiaries’ use of cash, and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

h.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2015 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

Each Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Global Alternatives Fund, Global Macro Fund and Managed Futures Strategy Fund will each

|  84

Notes to Financial Statements (continued)

December 31, 2015

include in its taxable income its share of its Subsidiary’s current earnings and profits (including net realized gains). Any deficit generated by a Subsidiary will be disregarded for purposes of computing the Funds’ taxable income in the current period and also disregarded for all future periods.

i.  Dividends and Distributions to Shareholders.   Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency gains and losses, non-deductible expenses, return of capital and capital gain distributions received, distribution redesignations, distributions in excess of income and/or capital gain and Subsidiary basis adjustments. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, commissions on open futures contracts, wash sales, futures and forward foreign currency contract mark-to-market and Subsidiary basis adjustments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2015 and 2014 were as follows:

	2015 Distributions Paid From:			2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Dynamic Allocation Fund	$28,306	$—	$28,306	$—	$—	$—
Global Alternatives Fund	52,520,875	58,612,823	111,133,698	43,798,875	106,652,170	150,451,045
Global Macro Fund	46,110	405,519	451,629	4,054	—	4,054
Managed Futures Strategy Fund	64,840,640	40,806,571	105,647,211	119,637,458	64,358,560	183,996,018
Tactical U.S. Market Fund	339,969	491,925	831,894	1,330,202	2,398,225	3,728,427

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

85  |

Notes to Financial Statements (continued)

December 31, 2015

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Dynamic Allocation Fund	Global Alternatives Fund	Global Macro Fund	Managed Futures Strategy Fund	Tactical U.S. Market Fund
Undistributed ordinary income	$287	$—	$—	$—	$5,724
Undistributed long-term capital gains	—	—	187,503	—	—

Total undistributed earnings	287	—	187,503	—	5,724

Capital loss carryforward:	—	—	—	—	—
Short-term:
No expiration date	(187,294)	(57,201,426)	—	(81,485,916)	(4,351,516)**
Long-term:
No expiration date	(59,240)	—	—	(46,508,902)	—

Total capital loss carryforward	(246,534)	(57,201,426)	—	(127,994,818)	(4,351,516)

Late-year ordinary and post-October capital loss deferrals*	—	(1,007,908)	(205,011)	(17,459,626)	—

Unrealized appreciation (depreciation)	(37,631)	(144,868,562)	(18,748)	(34,318,481)	4,305,560

Total accumulated losses	$(283,878)	$(203,077,896)	$(36,256)	$(179,772,925)	$(40,232)

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. The Global Alternatives Fund, Global Macro Fund, and Managed Futures Strategy Fund are deferring foreign currency losses that occurred after October 31, 2015.
**	A significant portion of the capital loss carryforwards for the Fund are subject to limitations pursuant to Section 382 of the internal Revenue Code

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

|  86

Notes to Financial Statements (continued)

December 31, 2015

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2015, at value:

Dynamic Allocation Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$5,265,144	$—	$—	$5,265,144
Short-Term Investments(a)	—	14,797,962	—	14,797,962
Futures Contracts (unrealized appreciation)	—	118,948	—	118,948

Total	$5,265,144	$14,916,910	$—	$20,182,054

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(4,007)	$(24,976)	$—	$(28,983)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2015

Global Alternatives Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$3,649,068,148	$—	$3,649,068,148
Forward Foreign Currency Contracts (unrealized appreciation)	—	12,893,069	—	12,893,069
Futures Contracts (unrealized appreciation)	11,660,697	14,908,617	—	26,569,314

Total	$11,660,697	$3,676,869,834	$—	$3,688,530,531

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(11,957,115)	$—	$(11,957,115)
Futures Contracts (unrealized depreciation)	(17,345,241)	(17,513,085)	—	(34,858,326)

Total	$(17,345,241)	$(29,470,200)	$—	$(46,815,441)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

Global Macro Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$26,021,058	$—	$26,021,058
Forward Foreign Currency Contracts (unrealized appreciation)	—	425,201	—	425,201
Futures Contracts (unrealized appreciation)	115,587	25,444	—	141,031

Total	$115,587	$26,471,703	$—	$26,587,290

|  88

Notes to Financial Statements (continued)

December 31, 2015

Global Macro Fund (continued)

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(179,978)	$—	$(179,978)
Futures Contracts (unrealized depreciation)	(255,126)	(53,909)	—	(309,035)

Total	$(255,126)	$(233,887)	$—	$(489,013)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

Managed Futures Strategy Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$2,550,378,185	$—	$2,550,378,185
Forward Foreign Currency Contracts (unrealized appreciation)	—	36,815,698	—	36,815,698
Futures Contracts (unrealized appreciation)	31,679,265	1,769,703	—	33,448,968

Total	$31,679,265	$2,588,963,586	$—	$2,620,642,851

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(13,623,630)	$—	$(13,623,630)
Financial Futures (unrealized depreciation)	(40,948,166)	(6,575,598)	—	(47,523,764)

Total	$(40,948,166)	$(20,199,228)	$—	$(61,147,394)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

December 31, 2015

Tactical U.S. Market Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$58,154,115	$—	$—	$58,154,115
Short-Term Investments(a)	—	42,197,918	—	42,197,918
Futures Contracts (unrealized appreciation)	6,550	—	—	6,550

Total	$58,160,665	$42,197,918	$—	$100,358,583

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts and futures contracts.

Dynamic Allocation Fund tactically allocates its investments across a range of asset classes and global markets. The Fund will typically use a variety of derivative instruments, in particular long positions in futures and forward contracts, to achieve exposures to global equity and fixed income securities. The Fund may also hold short positions in derivatives for hedging purposes. During the period ended December 31, 2015, the Fund used long contracts on foreign equity market indices and U.S. government bonds to gain investment exposures in accordance with its objectives.

Global Alternatives Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds, and seeks to use a variety of derivative instruments to capture such exposures in the aggregate. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended December 31, 2015, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the Subsidiary), and short-term interest rates in accordance with these objectives.

Global Macro Fund seeks to generate positive absolute returns over time. The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long

|  90

Notes to Financial Statements (continued)

December 31, 2015

exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended December 31, 2015, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, and commodities (through investments in the Subsidiary) to capture the exposures suggested by the quantitative investment models.

Managed Futures Strategy Fund seeks to generate positive absolute returns over time. The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended December 31, 2015, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the Subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

Tactical U.S. Market Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts to hedge against a decline in value of an equity security that it owns. The Fund may also use futures contracts to increase its exposure to the U.S. equity market or to manage volatility. During the year ended December 31, 2015, the Fund used long and short contracts on U.S. equity market indices to gain investment exposure in accordance with its objectives.

The following is a summary of derivative instruments for Dynamic Allocation Fund as of December 31, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized Appreciation on Futures Contracts
Exchange-traded asset derivatives
Equity contracts	$118,948

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Notes to Financial Statements (continued)

December 31, 2015

Liabilities	Unrealized Depreciation on Futures Contracts
Exchange-traded liability derivatives
Interest rate contracts	$(4,007)
Equity contracts	(24,976)

Total liability derivatives	$(28,983)

Transactions in derivative instruments for Dynamic Allocation Fund during the period ended December 31, 2015 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures Contracts
Interest rate contracts	$1,791
Equity contracts	(275,472)

Total	$(273,681)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures Contracts
Interest rate contracts	$(4,007)
Equity contracts	93,972

Total	$89,965

The following is a summary of derivative instruments for Global Alternatives Fund as of December 31, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized Appreciation on Forward Foreign Currency Contracts	Unrealized Appreciation on Futures Contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$12,893,069	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$8,048,186
Equity contracts	—	15,030,302
Commodity contracts	—	3,490,826

Total exchange-traded asset derivatives	$—	$26,569,314

Total asset derivatives	$12,893,069	$26,569,314

|  92

Notes to Financial Statements (continued)

December 31, 2015

Liabilities	Unrealized Depreciation on Forward Foreign Currency Contracts	Unrealized Depreciation on Futures Contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(11,957,115)	$—

Exchange-traded liability derivatives
Interest rate contracts	$—	$(13,479,845)
Equity contracts	—	(17,513,085)
Commodity contracts	—	(3,865,396)

Total exchange-traded liability derivatives	$—	$(34,858,326)

Total liability derivatives	$(11,957,115)	$(34,858,326)

Transactions in derivative instruments for Global Alternatives Fund during the year ended December 31, 2015 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures Contracts	Foreign Currency Transactions[1]
Interest rate contracts	$44,654,687	$—
Foreign exchange contracts	—	(1,803,726)
Equity contracts	(74,283,739)	—
Commodity contracts	(46,905,266)	—

Total	$(76,534,318)	$(1,803,726)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures Contracts	Foreign Currency Translations[1]
Interest rate contracts	$(21,392,422)	$—
Foreign exchange contracts	—	(6,227,969)
Equity contracts	(16,574,010)	—
Commodity contracts	13,622,072	—

Total	$(24,344,360)	$(6,227,969)

[1]

Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

93  |

Notes to Financial Statements (continued)

December 31, 2015

The following is a summary of derivative instruments for Global Macro Fund as of December 31, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized Appreciation on Forward Foreign Currency Contracts	Unrealized Appreciation on Futures Contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$425,201	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$18,576
Equity contracts	—	25,444
Commodity contracts	—	97,011

Total exchange-traded asset derivatives	$—	$141,031

Total asset derivatives	$425,201	$141,031

Liabilities	Unrealized Depreciation on Forward Foreign Currency Contracts	Unrealized Depreciation on Futures Contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(179,978)	$—

Exchange-traded liability derivatives
Interest rate contracts	$—	$(131,581)
Equity contracts	—	(60,672)
Commodity contracts	—	(116,782)

Total exchange-traded liability derivatives	$—	$(309,035)

Total liability derivatives	$(179,978)	$(309,035)

Transactions in derivative instruments for Global Macro Fund during the year ended December 31, 2015 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures Contracts	Foreign Currency Transactions[1]
Interest rate contracts	$(598,240)	$—
Foreign exchange contracts	—	647,376
Equity contracts	(419,786)	—
Commodity contracts	304,563	—

Total	$(713,463)	$647,376

|  94

Notes to Financial Statements (continued)

December 31, 2015

Net Change in Unrealized Appreciation (Depreciation) on:	Futures Contracts	Foreign Currency Translations[1]
Interest rate contracts	$(35,376)	$—
Foreign exchange contracts	—	25,382
Equity contracts	(167,667)	—
Commodity contracts	(104,268)	—

Total	$(307,311)	$25,382

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

The following is a summary of derivative instruments for Managed Futures Strategy Fund as of December 31, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized Appreciation on Forward Foreign Currency Contracts	Unrealized Appreciation on Futures Contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$36,815,698	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$6,102,163
Equity contracts	—	1,769,703
Commodity contracts	—	25,577,102

Total exchange-traded asset derivatives	$—	$33,448,968

Total asset derivatives	$36,815,698	$33,448,968

Liabilities	Unrealized Depreciation on Forward Foreign Currency Contracts	Unrealized Depreciation on Futures Contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(13,623,630)	$—

Exchange-traded liability derivatives
Interest rate contracts	$—	$(14,254,000)
Equity contracts	—	(11,393,766)
Commodity contracts	—	(21,875,998)

Total exchange-traded liability derivatives	$—	$(47,523,764)

Total liability derivatives	$(13,623,630)	$(47,523,764)

95  |

Notes to Financial Statements (continued)

December 31, 2015

Transactions in derivative instruments for Managed Futures Strategy Fund during the year ended December 31, 2015 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures Contracts	Foreign Currency Transactions[1]
Interest rate contracts	$(55,740,337)	$—
Foreign exchange contracts	—	7,547,671
Equity contracts	(74,571,617)	—
Commodity contracts	97,970,470	—

Total	$(32,341,484)	$7,547,671

Net Change in Unrealized Appreciation (Depreciation) on:	Futures Contracts	Foreign Currency Translations[1]
Interest rate contracts	$(27,046,598)	$—
Foreign exchange contracts	—	15,606,175
Equity contracts	(19,512,139)	—
Commodity contracts	(17,278,599)	—

Total	$(63,837,336)	$15,606,175

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

The following is a summary of derivative instruments for Tactical U.S. Market Fund as of December 31, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized Appreciation on Futures Contracts
Exchange-traded asset derivatives
Equity contracts	$6,550

Transactions in derivative instruments for Tactical U.S. Market Fund during the year ended December 31, 2015 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures Contracts
Equity contracts	$(2,345,252)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures Contracts
Equity contracts	$(654,110)

|  96

Notes to Financial Statements (continued)

December 31, 2015

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2015:

Dynamic Allocation Fund	Futures
Average Notional Amount Outstanding	16.17%
Highest Notional Amount Outstanding	32.34%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2015	32.34%

Global Alternatives Fund	Forwards	Futures
Average Notional Amount Outstanding	67.94%	407.40%
Highest Notional Amount Outstanding	107.17%	514.40%
Lowest Notional Amount Outstanding	29.79%	223.76%
Notional Amount Outstanding as of December 31, 2015	67.84%	292.64%

Global Macro Fund	Forwards	Futures
Average Notional Amount Outstanding	270.91%	365.22%
Highest Notional Amount Outstanding	580.58%	523.48%
Lowest Notional Amount Outstanding	83.52%	251.94%
Notional Amount Outstanding as of December 31, 2015	162.34%	251.94%

Managed Futures Strategy Fund	Forwards	Futures
Average Notional Amount Outstanding	112.13%	650.38%
Highest Notional Amount Outstanding	188.65%	874.13%
Lowest Notional Amount Outstanding	41.71%	435.89%
Notional Amount Outstanding as of December 31, 2015	134.09%	550.34%

Tactical U.S. Market Fund	Futures
Average Notional Amount Outstanding	33.83%
Highest Notional Amount Outstanding	64.59%
Lowest Notional Amount Outstanding	0.18%
Notional Amount Outstanding as of December 31, 2015	8.39%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

97  |

Notes to Financial Statements (continued)

December 31, 2015

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter (“OTC”) derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral pledged, on the Statements of Assets and Liabilities.

As of December 31, 2015, gross amounts of OTC derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Alternatives Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$12,893,069	$(11,957,115)	$935,954	$—	$935,954	(a)

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$(11,957,115)	$11,957,115	$—	$—	$—

Global Macro Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$425,201	$(179,978)	$245,223	$—	$245,223	(a)

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$(179,978)	$179,978	$—	$—	$—

|  98

Notes to Financial Statements (continued)

December 31, 2015

Managed Futures Strategy Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$36,815,698	$(13,623,630)	$23,192,068	$—	$23,192,068	(a)

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$(13,623,630)	$13,623,630	$—	$—	$—

(a)	In lieu of receiving cash collateral for its net exposure to the counterparty, the Fund’s unrealized gains are used to satisfy the independent amount of collateral required by the counterparty for open contracts.

The Funds are required to pledge an independent amount of collateral to the counterparty for open forward foreign currency contracts. In addition to the independent amount, the amount of collateral pledged to the counterparty is subsequently increased (for losses) or decreased (for gains) based on the change in value of the contracts, as calculated by the counterparty under the terms of the Funds’ ISDA agreements. As of December 31, 2015, amounts pledged to the counterparty (which may exceed the amounts shown in the table above) are as follows:

	Independent Amount of Collateral	Increase (Decrease) for Change in Value	Required Collateral	Collateral Pledged	Excess/ (Shortfall)
Global Alternatives Fund	$43,282,805	$3,817,817	$47,100,622	$44,281,388	$(2,819,234)
Global Macro Fund	531,503	(183,559)	347,944	313,528	(34,416)
Managed Futures Strategy Fund	94,822,830	(30,803,300)	64,019,530	61,858,425	(2,161,105)

Amounts in excess or short of the required collateral amount are received or paid by the Funds on the next business day, subject to collateral thresholds and minimum transfer requirements. The ISDA agreements include a tri-party control agreement under which collateral pledged from the Fund to the broker is held for the benefit of the broker, as secured party, at a third party custodian, State Street Bank and Trust Company (“State Street Bank”). Collateral pledged to the broker is reflected in “due from brokers” on the Statements of Assets and Liabilities.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can

99  |

Notes to Financial Statements (continued)

December 31, 2015

help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2015:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net

Dynamic Allocation Fund
Exchange-traded counterparty credit risk
Futures contracts	$118,948	$118,948

Global Alternatives Fund
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$12,893,069	$935,954
Collateral pledged to UBS AG	44,281,388	44,281,388

Total over-the-counter counterparty credit risk	57,174,457	45,217,342

Exchange-traded counterparty credit risk
Futures contracts	26,569,314	26,569,314
Margin with brokers	—	—

Total exchange-traded counterparty credit risk	26,569,314	26,569,314

Total counterparty credit risk	$83,743,771	$71,786,656

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Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net

Global Macro Fund
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$425,201	$245,223
Collateral pledged to UBS AG	313,528	313,528

Total over-the-counter counterparty credit risk	738,729	558,751

Exchange-traded counterparty credit risk
Futures contracts	141,031	141,031
Margin with brokers	355,356	355,356

Total exchange-traded counterparty credit risk	496,387	496,387

Total counterparty credit risk	$1,235,116	$1,055,138

Managed Futures Strategy Fund
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$36,815,698	$23,192,068
Collateral pledged to UBS AG	61,858,425	61,858,425

Total over-the-counter counterparty credit risk	98,674,123	85,050,493

Exchange-traded counterparty credit risk
Futures contracts	33,448,968	33,448,968
Margin with brokers	44,541,336	44,541,336

Total exchange-traded counterparty credit risk	77,990,304	77,990,304

Total counterparty credit risk	$176,664,427	$163,040,797

Tactical U.S. Market Fund
Exchange-traded counterparty credit risk
Futures contracts	$6,550	$6,550
Margin with brokers	72,715	72,715

Total exchange-traded counterparty credit risk	$79,265	$79,265

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5.  Purchases and Sales of Securities.  For the year ended December 31, 2015, purchases and proceeds from sales or maturities of short-term investments were as follows:

Fund	Purchases	Sales/Maturities
Global Alternatives Fund	$86,887,110,733	$86,061,218,267
Global Macro Fund	651,042,141	646,575,002
Managed Futures Strategy Fund	54,563,863,657	53,334,959,814

For the year ended December 31, 2015, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Dynamic Allocation Fund	$5,986,004	$619,324
Tactical U.S. Market Fund	101,359,054	80,938,068

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AlphaSimplex Group, LLC (“AlphaSimplex”), which is a subsidiary of Natixis US, serves as investment adviser to the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets, less the net asset value of each Subsidiary, where applicable:

Percentage of Average Daily Net Assets
Fund
Dynamic Allocation Fund	0.70%
Global Macro Fund	1.25%
Tactical U.S. Market Fund	0.80%

Managed Futures Strategy Fund pays a management fee at an annual rate of 1.25% on the first $2.5 billion of the Fund’s average daily net assets (including the net asset value of its Subsidiary), and 1.20% thereafter, calculated daily and payable monthly, less the management fees paid by the Subsidiary.

Prior to July 1, 2015, Managed Futures Strategy Fund paid a management fee at the annual rate of 1.25%, calculated daily and payable monthly, based on the Fund’s average daily net assets, less the net asset value of the Subsidiary.

Global Alternatives Fund pays a management fee at an annual rate of 1.15% on the first $2 billion of the Fund’s average daily net assets (including the net asset value of the Subsidiary), and 1.10% thereafter, calculated daily and payable monthly, less the management fees paid by the Subsidiary.

AlphaSimplex also serves as investment adviser to ASG Global Alternatives Cayman Fund Ltd., ASG Global Macro Cayman Fund Ltd. and ASG Managed Futures Strategy Cayman Fund Ltd., which pay AlphaSimplex a management fee at the annual rate of 1.15%, 1.25% and 1.25%, respectively, of its average daily net assets.

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Prior to the close of business on May 15, 2015, AlphaSimplex had a subadvisory agreement with Reich & Tang Asset Management, LLC (“Reich & Tang”) on behalf of Global Alternatives Fund, Global Macro Fund, Managed Futures Strategy Fund and Tactical U.S. Marktet Fund. Under the terms of the subadvisory agreement, each Fund paid a subadvisory fee at the annual rate of 0.05% of the average daily net assets of the Funds that were allocated by AlphaSimplex to be managed by Reich & Tang, subject to a minimum annual subadvisory fee of $50,000 per Fund. Effective as of the close of business on May 15, 2015, these agreements were terminated and AlphaSimplex assumed portfolio management responsibility for the portions of the Funds previously managed by Reich & Tang.

Additionally, AlphaSimplex has entered into a subadvisory agreement with NGAM Advisors, L.P. (“NGAM Advisors”), (through its division, Active Investment Advisors), on behalf of Tactical U.S. Market Fund. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Under the terms of the subadvisory agreement, the Fund pays a subadvisory fee at the annual rate of 0.10% of the average daily net assets of the Fund that are allocated by AlphaSimplex to be managed by NGAM Advisors.

Payments to AlphaSimplex were reduced by the amount of payments to NGAM Advisors and Reich & Tang, as described above, prior to the close of business on May 15, 2015.

AlphaSimplex has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses, including expenses of each Subsidiary, if applicable, to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2016, except for Dynamic Allocation Fund and Tactical U.S. Market Fund, which are in effect until April 30, 2017, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Dynamic Allocation Fund	1.15%	1.90%	—	0.90%
Global Alternatives Fund	1.60%	2.35%	1.30%	1.35%
Global Macro Fund	1.70%	2.45%	—	1.45%
Managed Futures Strategy Fund	1.70%	2.45%	—	1.45%
Tactical U.S. Market Fund	1.25%	2.00%	—	1.00%

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Prior to July 1, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Tactical U.S. Market Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Tactical U.S. Market Fund	1.40%	2.15%	—	1.15%

AlphaSimplex shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2015, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Dynamic Allocation Fund	$11,899	$11,899	$—	0.70%	—
Global Alternatives Fund	41,897,108	—	41,897,108	1.13%	1.13%
Global Macro Fund	332,197	247,149	85,048	1.25%	0.32%
Managed Futures Strategy Fund	28,899,915	—	28,899,915	1.25%	1.25%
Tactical U.S. Market Fund	809,563	70,508	739,055	0.80%	0.73%

[1]	Management fee waivers are subject to possible recovery until December 31, 2016.

In addition, the investment adviser reimbursed non-class-specific expenses of Dynamic Allocation Fund in the amount of $35,976 for the period ended December 31, 2015. This expense reimbursement is subject to possible recovery until December 31, 2016.

For the year ended December 31, 2015, class specific expenses have been reimbursed as follows:

Fund	Class N
Global Alternatives Fund	$175

For the year ended December 31, 2015, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Recovered Expenses
Managed Futures Strategy Fund	$41,047

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December 31, 2015

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2015, the service and distribution fees for each Fund were as follows:

	Service Fees				Distribution Fees
Fund	Class A		Class C		Class C
Dynamic Allocation Fund	$—	*	$—	*	$—	*
Global Alternatives Fund	521,921		247,668		743,004
Global Macro Fund	959		158		476
Managed Futures Strategy Fund	768,561		151,989		455,966
Tactical U.S. Market Fund	25,973		5,830		17,490

*	Amount rounds to less than $1

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such

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December 31, 2015

assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

NGAM Advisors also provides certain administrative services to the Subsidiaries for which the Subsidiaries pay NGAM Advisors fees equal to an annual rate of 0.05% of the average daily net assets of each Subsidiary. Payments by the Funds are reduced by the amount of payments to NGAM Advisors by the Subsidiaries. In addition, NGAM Advisors and each Subsidiary contract with State Street Bank to serve as sub-administrator.

For the year ended December 31, 2015, the administrative fees paid to NGAM Advisors for each Fund were as follows (exclusive of sub-administrative fees paid to State Street Bank by the Subsidiaries):

Fund	Administrative Fees Paid to NGAM Advisors
Dynamic Allocation Fund	$743
Global Alternatives Fund	1,593,049
Global Macro Fund	11,380
Managed Futures Strategy Fund	991,790
Tactical U.S. Market Fund	43,365

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

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For the year ended December 31, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Alternatives Fund	$1,731,451
Global Macro Fund	485
Managed Futures Strategy Fund	2,179,740
Tactical U.S. Market Fund	88,666

As of December 31, 2015, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Alternatives Fund	$19,102
Global Macro Fund	8
Managed Futures Strategy Fund	43,257
Tactical U.S. Market Fund	607

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2015 were as follows:

Fund	Commissions
Global Alternatives Fund	$59,977
Managed Futures Strategy Fund	158,423
Tactical U.S. Market Fund	3,562

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the

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December 31, 2015

chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2016, the Chairperson of the Board will receive a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $155,000. The chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $10,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of December 31, 2015, Natixis US and affiliates held shares of Global Macro Fund and Dynamic Allocation Fund representing 89.63% and 98.24% of the Fund’s net assets, respectively. Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  NGAM Advisors has given a binding contractual undertaking to the Global Alternatives Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through April 30, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2015, NGAM Advisors reimbursed the Fund $175 for transfer agency expenses related to Class N shares.

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i.  Payment by Affiliates.  For the year ended December 31, 2015, AlphaSimplex reimbursed Managed Futures Strategy Fund $1,178 for overdraft charges.

7.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended December 31, 2015, Global Alternatives Fund incurred the following class-specific transfer agent fees and expenses:

	Class A	Class C	Class N	Class Y
Transfer Agent Fees and Expenses	$129,995	$61,101	$175	$2,105,571

Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Effective April 16, 2015, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2015, none of the Funds had borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Funds’ (excluding Dynamic Allocation Fund and Tactical U.S. Market Fund) investments in commodity-related instruments may subject the Funds to greater volatility than investments in other securities. The value of these investments may be

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December 31, 2015

affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Dynamic Allocation Fund and Global Macro Fund are non-diversified, which means that they are not limited under the 1940 Act to a percentage of assets that they may invest in any one issuer. Because the Funds may invest in the securities of a limited number of issuers, an investment in the Funds may involve a higher degree of risk than would be present in a diversified portfolio.

10.  Interest Expense.  The Funds may incur interest expense on net cash and foreign currency debit balances, if any, for accounts held at brokers. Interest expense incurred for the year ended December 31, 2015 is reflected on the Statements of Operations.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2015, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership		Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Global Alternatives Fund	2	35.07%		—	35.07%
Dynamic Allocation Fund	—	—		98.24%	98.24%
Global Macro Fund	—	—		89.63%	89.63%
Managed Futures Strategy Fund	3	25.96	%(a)	—	25.96	%(a)
Tactical U.S. Market Fund	2	67.03	%(a)	—	67.03	%(a)

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

(a)	Certain Fund shareholders are invested in the Fund as a result of the Fund’s inclusion in an investment portfolio model, utilized by certain third party intermediaries, developed by an affiliate of the Fund (ASG). Without this model or as a result of changes in this model, these shareholder positions in the Fund may not exist or could change in a material amount. ASG has no involvement in the decisions to invest in the models provided.

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12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Period Ended December 31, 2015*
Dynamic Allocation Fund	Shares		Amount
Class A
Issued from the sale of shares	100		$1,001
Issued in connection with the reinvestment of distributions	—	(a)	1
Redeemed	—		—

Net change	100		$1,002

Class C
Issued from the sale of shares	787		$7,776
Issued in connection with the reinvestment of distributions	1		10
Redeemed	—		—

Net change	788		$7,786

Class Y
Issued from the sale of shares	2,035,576		$20,355,001
Issued in connection with the reinvestment of distributions	2,858		28,295
Redeemed	—		—

Net change	2,038,434		$20,383,296

Increase (decrease) from capital share transactions	2,039,322		$20,392,084

*	From commencement of operations on November 30, 2015 through December 31, 2015.
(a)	Amount rounds to less than one share.

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12.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
Global Alternatives Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	14,778,078	$164,389,197	10,549,922	$117,074,063
Issued in connection with the reinvestment of distributions	404,650	4,673,704	808,086	8,795,307
Redeemed	(7,257,669)	(79,108,509)	(14,539,064)	(161,014,264)

Net change	7,925,059	$89,954,392	(3,181,056)	$(35,144,894)

Class C
Issued from the sale of shares	3,264,329	$34,921,431	2,207,989	$23,527,887
Issued in connection with the reinvestment of distributions	172,414	1,893,104	264,553	2,771,655
Redeemed	(2,052,050)	(21,338,390)	(2,001,060)	(21,287,783)

Net change	1,384,693	$15,476,145	471,482	$5,011,759

Class N
Issued from the sale of shares	958,876	$10,941,431	— (a)	$1
Issued in connection with the reinvestment of distributions	28,030	327,389	5	57
Redeemed	(1,041)	(11,304)	—	—

Net change	985,865	$11,257,516	5	$58

Class Y
Issued from the sale of shares	181,073,867	$2,045,988,073	121,806,162	$1,366,499,501
Issued in connection with the reinvestment of distributions	4,360,784	51,021,174	5,800,398	64,201,320
Redeemed	(118,756,904)	(1,304,013,239)	(69,706,045)	(780,169,177)

Net change	66,677,747	$792,996,008	57,900,515	$650,531,644

Increase (decrease) from capital share transactions	76,973,364	$909,684,061	55,190,946	$620,398,567

(a)	Amount rounds to less than one share.

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12.  Capital Shares (continued).

	Year Ended December 31, 2015		Period Ended December 31, 2014*
Global Macro Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	100,201	$990,966	22,757	$225,501
Issued in connection with the reinvestment of distributions	936	9,335	1	12
Redeemed	(42,220)	(420,138)	(1,094)	(11,012)

Net change	58,917	$580,163	21,664	$214,501

Class C
Issued from the sale of shares	15,084	$148,901	100	$1,001
Issued in connection with the reinvestment of distributions	108	1,057	—	—
Redeemed	(436)	(4,256)	—	—

Net change	14,756	$145,702	100	$1,001

Class Y
Issued from the sale of shares	178,425	$1,789,726	2,527,338	$25,273,001
Issued in connection with the reinvestment of distributions	43,916	440,105	400	4,042
Redeemed	(8,373)	(82,456)	—	—

Net change	213,968	$2,147,375	2,527,738	$25,277,043

Increase (decrease) from capital share transactions	287,641	$2,873,240	2,549,502	$25,492,545

*	From commencement of operations on December 1, 2014 through December 31, 2014.

113  |

Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	50,367,993	$561,169,054	7,926,341	$85,835,159
Issued in connection with the reinvestment of distributions	1,094,218	12,444,469	1,409,586	15,334,925
Redeemed	(17,133,458)	(186,862,804)	(9,059,693)	(96,168,941)

Net change	34,328,753	$386,750,719	276,234	$5,001,143

Class C
Issued from the sale of shares	4,818,851	$53,569,422	1,508,317	$15,998,285
Issued in connection with the reinvestment of distributions	131,418	1,506,670	246,210	2,613,508
Redeemed	(1,425,560)	(15,029,226)	(448,720)	(4,552,344)

Net change	3,524,709	$40,046,866	1,305,807	$14,059,449

Class Y
Issued from the sale of shares	148,271,766	$1,669,938,004	68,198,054	$730,964,650
Issued in connection with the reinvestment of distributions	6,023,176	69,790,109	13,546,753	148,000,892
Redeemed	(72,933,494)	(804,913,773)	(25,644,666)	(275,398,393)

Net change	81,361,448	$934,814,340	56,100,141	$603,567,149

Increase (decrease) from capital share transactions	119,214,910	$1,361,611,925	57,682,182	$622,627,741

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Notes to Financial Statements (continued)

December 31, 2015

12.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
Tactical U.S. Market Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,203,103	$14,190,927	295,712	$3,496,801
Issued in connection with the reinvestment of distributions	5,943	70,786	9,178	110,542
Redeemed	(649,247)	(7,454,815)	(46,700)	(538,192)

Net change	559,799	$6,806,898	258,190	$3,069,151

Class C
Issued from the sale of shares	148,989	$1,751,687	120,966	$1,405,317
Issued in connection with the reinvestment of distributions	1,460	17,184	5,761	68,239
Redeemed	(79,209)	(889,555)	(2,311)	(27,368)

Net change	71,240	$879,316	124,416	$1,446,188

Class Y
Issued from the sale of shares	7,279,678	$86,150,712	3,953,299	$45,963,032
Issued in connection with the reinvestment of distributions	61,361	727,986	298,226	3,511,746
Redeemed	(5,032,247)	(58,826,491)	(825,607)	(9,910,677)

Net change	2,308,792	$28,052,207	3,425,918	$39,564,101

Increase (decrease) from capital share transactions	2,939,831	$35,738,421	3,808,524	$44,079,440

115  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust II and Shareholders of ASG Dynamic Allocation Fund, ASG Global Alternatives Fund, ASG Global Macro Fund, ASG Managed Futures Strategy Fund, and ASG Tactical U.S. Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ASG Dynamic Allocation Fund, ASG Global Alternatives Fund (Consolidated), ASG Global Macro Fund (Consolidated), ASG Managed Futures Strategy Fund (Consolidated), and ASG Tactical U.S. Market Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2016

|  116

2015 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2015, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Tactical U.S. Market Fund	63.10%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2015.

Fund	Amount
Global Alternatives Fund	$58,612,823
Global Macro Fund	405,519
Managed Futures Strategy Fund	40,806,571
Tactical U.S. Market Fund	491,925

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2015, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Tactical U.S. Market Fund	100.00%

117  |

Trustee and Officers

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

|  118

Trustee and Officers

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

119  |

Trustee and Officers

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 1993 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

|  120

Trustee and Officers

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

121  |

Trustee and Officers

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officers

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

123  |

ANNUAL REPORT

December 31, 2015

Gateway Equity Call Premium Fund

Loomis Sayles Strategic Alpha Fund

Portfolio Review page 1

Portfolio of Investments page 12

Financial Statements page 45

Notes to Financial Statements page 55

GATEWAY EQUITY CALL PREMIUM FUND

Managers	Symbols
Daniel M. Ashcraft, CFA®	Class A GCPAX
Michael T. Buckius, CFA®	Class C GCPCX
Kenneth H. Toft, CFA®	Class Y GCPYX
Gateway Investment Advisers, LLC

Objective

The Fund seeks total return with less risk than U.S. equity markets.

Market Conditions

2015 was a year dominated by monetary policy concerns. After more than a year of managing the market’s expectations on the timing, the Federal Reserve (the Fed) delivered an on time “liftoff”, ending its zero-interest-rate policy at its final meeting of the year. As the Fed monitored economic data that it believed supported a slow transition to a new policy stance, other events were in play: Greece’s bailout was restructured for the third time, other major central banks of the world expanded and extended their monetary easing programs, and the value of the U.S. dollar relative to other major currencies rose to levels not seen in more than 10 years. Fundamentally, domestic equity market conditions were mixed. Quarter to quarter, a large percentage of companies beat earnings estimates — yet fourth quarter earnings estimates indicate that aggregate earnings for the S&P 500® Index will likely show the first year-over-year decline since 2008. Overall, these factors led to an increase in uncertainty that was evidenced by increased market volatility as the year ended.

Implied volatility, as measured by the Chicago Board Options Exchange Volatility Index (the VIX), averaged 16.67 for the year and realized volatility for the S&P 500® Index was 15.74% (as measured by its annualized standard deviation of daily returns). Both measures were the highest since 2011. Until mid-August the volatility environment in 2015 was very similar to the conditions that had existed since mid-2012, with the VIX rarely above 20 and most often below 15. As concerns about China intensified and the S&P 500® Index neared its low-point for the year, on August 24th the VIX spiked and reached an intra-day high for the year of 53.29, its highest point since January 2009. From late August to year-end, the VIX spent nearly half of its trading sessions above 20 and never fell below 14.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of Gateway Equity Call Premium Fund returned 3.90% at net asset value. The Fund underperformed its benchmark, the CBOE S&P 500 BuyWrite Index (BXMSM), which returned 5.24%.

Explanation of Fund Performance

The Fund seeks to generate returns by writing at- and near-the-money index call options against the full value of its underlying equity portfolio. The steady cash flow from call option writing is intended to be an important source of the Fund’s return, although it reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The

1  |

index call options written by the Fund often have similar characteristics to the index call option present in the BXM at any given time. However, unlike the BXM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options, and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile.

Though collecting premiums from writing index call options will allow the Fund to generate a return when the S&P 500® Index advances, call option positions that expire or are closed out when the Index is well above the option’s strike price may generate realized losses. Index call options contributed positively to the Fund’s return over the course of the year, though they did generate realized losses in February, July and October when the market advanced sharply. As the market plummeted in mid-August, the management team focused on index call option decisions that would add significant cash flow potential and maintain diversification of expiration dates while not deviating significantly from the Fund’s typical risk profile.

The Fund outperformed its BXM benchmark in the first quarter, underperformed in the second and third quarter and matched the return of the benchmark in the fourth quarter. Most of the underperformance for the year came in July when the equity market advanced and the BXM had a return of 2.80% versus 1.86% for the Fund. The BXM’s July index call option had a higher strike price than the weighted-average strike price of the Fund’s index call option portfolio, giving the BXM more exposure to the market’s advance than the Fund. The Fund declined 9.00% from the market peak on July 20th to its bottom on August 25th. The index option management decisions during this period contributed to the Fund’s outperformance of 57 basis points relative to the BXM over the same period.

The Fund’s equity portfolio returned 0.64% for the year, a performance differential of negative 74 basis points versus the S&P 500® Index, which was consistent with expectations and objectives for the Fund. Index call options contributed 4.08% to the overall return for the year. Consistent with its objective, the measured risk of the Fund was lower than that of the benchmark, as its standard deviation for 2015 was 9.89% versus 11.93% for the BXM.

Outlook

2015 was a challenging year for investors with many major equity indexes generating low to negative returns. Moreover, diversification was limited as investment grade bonds failed to deliver attractive returns while riskier assets slipped. High yield bond indexes had negative returns and key commodity classes like energy and precious metals had large losses.

Looking forward, there appears to be good reason for investors to temper their optimism. Volatility is on the rise in equity markets and the bull market in domestic equities is getting long in the tooth. The current bull market is already a year longer than the average in the post-World War II era, though the longest bull market (starting in 1987) extended more than five years longer than this one.

The Barclays U.S. Aggregate Bond Index returned just 0.55% in 2015 and generated a trailing three-year annualized return of 1.44%. As the Fed recently initiated its plan to

|  2

GATEWAY EQUITY CALL PREMIUM FUND

tighten monetary policy by increasing short-term interest rates, the environment for investment grade bonds seems likely to be challenging for some time. With the Fed tightening monetary policy while other key central banks remain accommodative, U.S. dollar strength could be a headwind for the returns of non-U.S. dollar denominated assets and a possible impediment to a recovery in commodity prices as well.

Gateway’s investment philosophy maintains that the U.S. equity market is the most reliable source of attractive long-term returns, despite its high volatility and tendency to periodically deliver significant losses over shorter periods of time. Our investment philosophy also holds that consistency is the key to long-term investment success and that generating cashflow, rather than seeking to forecast the rise and fall of the market, can be a lower-risk means to participate in equity markets. By staying true to this philosophy and continuing to manage the Fund consistently with the firm’s historical approach, we strive to assist the Fund’s shareholders in managing risk while pursuing long-term return in this challenging and uncertain environment.

Growth of $10,000 Investment in Class A Shares4

September 30, 2014 (inception) through December 31, 2015

3  |

Average Annual Total Returns — December 31, 20154

	1 Year	Life of Fund

Class A (Inception 9/30/14)
NAV	3.90%	3.10%
With 5.75% Maximum Sales Charge	-2.09	-1.66

Class C (Inception 9/30/14)
NAV	3.07	2.35
With CDSC[1]	2.07	2.35

Class Y (Inception 9/30/14)
NAV	4.03	3.32

Comparative Performance
CBOE S&P 500 BuyWrite Index (BXMSM)[2]	5.24	3.48
S&P 500® Index[3]	1.38	5.07

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The CBOE S&P 500 BuyWrite Index (BXMSM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

LOOMIS SAYLES STRATEGIC ALPHA FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A LABAX
Kevin P. Kearns	Class C LABCX
Todd P. Vandam, CFA®	Class Y LASYX
Loomis, Sayles & Company, L.P.

Objective

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 40%. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were hit the hardest. Meanwhile, U.S. high yield corporates struggled as falling crude oil and commodity prices hampered the energy and materials sectors.

In the second half of the period, the world’s two largest economies — the United States and China — dominated the landscape. Contrary to investor expectations, the U.S. Federal Reserve (the Fed) opted to delay a rate hike in September due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets. In December, the Fed responded to stronger U.S. economic conditions and hiked rates for the first time in nearly 10 years.

Performance Results

For the 12 months ended December 31, 2015, Class A Shares of the Loomis Sayles Strategic Alpha Fund returned -1.68% at net asset value. The Fund underperformed its benchmark, the 3-month London Interbank Offered Rate (LIBOR), which returned 0.23%. The Fund follows an absolute return strategy and is not managed to an index.

Explanation of Fund Performance

The Fund’s weak performance was mostly due to positions in high yield corporate bonds and convertibles. Global credit, emerging markets and the cost of some risk management tools also weighed on absolute return. Gains from our securitized, currency, bank loan and investment grade positions were not enough to offset the losses. Overall, the Fund’s higher-quality securities outperformed lower-quality positions.

The Fund’s exposure to convertibles weighed on performance, given the ongoing volatility in global equity markets. Global growth concerns and continued weakness in commodity

5  |

prices sparked the volatility. Holdings in the energy, basic materials and technology industries were the main detractors. High yield corporate bonds also detracted from performance, as spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) widened, causing U.S. and European bond returns to decline. Following a solid first-half of the year, performance began to unravel mid-year, tracking the increase in volatility and global growth fears. Declining corporate profitability and uncertainty about the path of Fed rate hikes created additional headwinds. Selected holdings in energy and basic materials were the main detractors. Heightened third-quarter volatility also caused positions in global credit and emerging markets to decline.

To a lesser extent, the Fund’s risk management tools, including the use of credit default swaps on indexes and options, weighed on performance. Specifically, volatility temporarily declined at the beginning of the fourth quarter and caused our short emerging market exposure to detract.

The Fund’s securitized holdings, particularly non-agency residential mortgage-backed securities (RMBS) and asset-backed securities (ABS), generated positive returns. Home price gains, which were significantly stronger in 2015 than in recent years, and the yield advantages these securities attained in the past couple of years aided return. In addition, the Fund’s currency positioning contributed to performance, as the U.S. dollar continued to strengthen amid monetary policy divergence between the U.S. and Europe and Japan. Persistent weakness in oil and other commodity prices also pressured the currencies of commodity exporters. As a result, some of the Fund’s short currency positions, namely in the euro, South African rand and Brazilian real, aided performance. Meanwhile, the Fund’s highly diversified group of bank loans contributed to return. The floating-rate nature of bank loans and their senior position in the capital structure appealed to investors. Selected holdings in the consumer cyclical, capital goods and communication industries drove performance.

Outlook

We believe the Fed will remain data dependent, watching for a pick up in inflation before hiking rates again. We do not believe rates will rise materially during the year given weaker global growth expectations.

The United States has moved closer to the later stages of the credit cycle, a cyclical pattern that follows credit availability and corporate health, with high yield revenue growth weakening and corporate health showing early signs of deterioration. The world is adjusting to a slower, less commodity-intensive China and tightening U.S. monetary policy. The adjustment also includes a new regime of slowing global growth, slowing credit growth across emerging markets, and a stronger U.S. dollar. Emerging market debt fundamentals have been deteriorating due to lower growth expectations and weakening fiscal situations in individual countries. External balances are mixed as a country’s fate is determined by its status as a commodity importer or exporter. Meanwhile, European corporate fundamentals remain decent as revenues and earnings are poised to improve slightly on the back of recovering economies.

|  6

LOOMIS SAYLES STRATEGIC ALPHA FUND

Growth of $10,000 Investment in Class A Shares4

December 15, 2010 (inception) through December 31, 2015

7  |

Average Annual Total Returns — December 31, 20154

	1 Year	5 Years	Life of Fund

Class A (Inception 12/15/10)
NAV	-1.68%	1.82%	1.89%
With 4.25% Maximum Sales Charge	-5.84	0.93	1.02

Class C (Inception 12/15/10)
NAV	-2.44	1.05	1.11
With CDSC[1]	-3.38	1.05	1.11

Class Y (Inception 12/15/10)
NAV	-1.43	2.06	2.13

Comparative Performance
3-Month LIBOR[2]	0.23	0.31	0.31
3-Month LIBOR + 300 basis points[3]	3.28	3.36	3.36

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR +300 basis points is created by adding 3.00% to the annual return of 3-Month LIBOR. The calculation is performed on a monthly basis and is subject to the effects of compounding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  8

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived form third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the 12-months ended June 30, 2015 is available on Natixis Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

9  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2015 through December 31, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

GATEWAY EQUITY CALL PREMIUM FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$1,002.70	$6.06
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class C
Actual	$1,000.00	$997.70	$9.82
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
Class Y
Actual	$1,000.00	$1,003.00	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

|  10

LOOMIS SAYLES STRATEGIC ALPHA FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$970.20	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55
Class C
Actual	$1,000.00	$967.30	$9.12
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35
Class Y
Actual	$1,000.00	$971.50	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio: 1.09%, 1.84% and 0.84% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

11  |

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund

Shares	Description	Value (†)
Common Stocks — 95.9% of Net Assets
	Aerospace & Defense — 2.8%
2,344	Boeing Co. (The)(b)	$338,919
839	General Dynamics Corp.(b)	115,245
3,488	Honeywell International, Inc.(b)	361,252
468	Huntington Ingalls Industries, Inc.(b)	59,366
1,081	KLX, Inc.(c)(d)	33,284
766	Lockheed Martin Corp.(b)	166,337
536	Precision Castparts Corp.(b)	124,357
3,158	United Technologies Corp.(b)	303,389

		1,502,149

	Air Freight & Logistics — 0.9%
1,070	FedEx Corp.(b)	159,419
3,485	United Parcel Service, Inc., Class B(b)	335,362

		494,781

	Airlines — 0.6%
3,846	Delta Air Lines, Inc.(b)	194,954
1,466	JetBlue Airways Corp.(b)(c)	33,205
1,729	United Continental Holdings, Inc.(b)(c)	99,071

		327,230

	Auto Components — 0.5%
3,995	Johnson Controls, Inc.(b)	157,763
833	Lear Corp.(b)	102,317

		260,080

	Automobiles — 0.4%
5,572	General Motors Co.(b)	189,504
146	Tesla Motors, Inc.(c)	35,041

		224,545

	Banks — 5.9%
32,756	Bank of America Corp.(b)	551,283
8,985	Citigroup, Inc.(b)	464,974
3,958	Comerica, Inc.(b)	165,563
1,712	East West Bancorp, Inc.(b)	71,151
4,018	Fifth Third Bancorp(b)	80,762
888	First Republic Bank(b)	58,661
12,632	Huntington Bancshares, Inc.(b)	139,710
11,014	JPMorgan Chase & Co.(b)	727,254
348	Signature Bank(b)(c)	53,373
1,946	SunTrust Banks, Inc.(d)	83,367
602	SVB Financial Group(b)(c)	71,578
13,795	Wells Fargo & Co.(b)	749,896

		3,217,572

	Beverages — 2.0%
11,984	Coca-Cola Co. (The)(b)	514,833
5,873	PepsiCo, Inc.(b)	586,830

		1,101,663

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Biotechnology — 3.8%
4,709	AbbVie, Inc.(b)	$278,961
713	Alexion Pharmaceuticals, Inc.(b)(c)	136,005
602	Alkermes PLC(b)(c)	47,787
676	Alnylam Pharmaceuticals, Inc.(b)(c)	63,639
2,818	Amgen, Inc.(b)	457,446
715	Biogen, Inc.(b)(c)	219,040
303	BioMarin Pharmaceutical, Inc.(c)	31,742
2,402	Celgene Corp.(c)(d)	287,663
4,499	Gilead Sciences, Inc.(b)	455,254
299	Incyte Corp.(c)(d)	32,427
253	United Therapeutics Corp.(b)(c)	39,622

		2,049,586

	Building Products — 0.3%
832	A.O. Smith Corp.(b)	63,740
1,437	Fortune Brands Home & Security, Inc.(b)	79,753

		143,493

	Capital Markets — 2.2%
5,777	Bank of New York Mellon Corp. (The)(b)	238,128
727	BlackRock, Inc.(b)	247,558
1,543	Goldman Sachs Group, Inc. (The)(b)	278,095
9,254	Morgan Stanley(b)	294,370
1,905	Raymond James Financial, Inc.(b)	110,433
906	SEI Investments Co.(b)	47,474

		1,216,058

	Chemicals — 2.1%
110	Agrium, Inc.	9,827
1,129	Air Products & Chemicals, Inc.(b)	146,894
1,303	Albemarle Corp.(b)	72,981
454	Ashland, Inc.(b)	46,626
1,035	Celanese Corp., Series A(b)	69,687
6,005	Huntsman Corp.(b)	68,277
522	International Flavors & Fragrances, Inc.(d)	62,452
1,852	Monsanto Co.(b)	182,459
2,039	PPG Industries, Inc.(b)	201,494
1,970	Praxair, Inc.(b)	201,728
1,175	Valspar Corp. (The)(b)	97,466

		1,159,891

	Commercial Services & Supplies — 0.2%
2,223	Waste Management, Inc.(b)	118,642

	Communications Equipment — 1.6%
16,929	Cisco Systems, Inc.(b)	459,707
162	Palo Alto Networks, Inc.(b)(c)	28,535
7,635	QUALCOMM, Inc.(b)	381,635

		869,877

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Construction & Engineering — 0.1%
1,230	Chicago Bridge & Iron Co.(d)	$47,958

	Consumer Finance — 1.0%
3,272	American Express Co.(b)	227,568
2,082	Capital One Financial Corp.(b)	150,279
2,317	Discover Financial Services(b)	124,237
2,175	Synchrony Financial(b)(c)	66,142

		568,226

	Containers & Packaging — 0.5%
1,600	Crown Holdings, Inc.(b)(c)	81,120
3,105	International Paper Co.(b)	117,059
963	Packaging Corp. of America(d)	60,717

		258,896

	Diversified Financial Services — 1.3%
4,971	Berkshire Hathaway, Inc., Class B(b)(c)	656,371
661	MSCI, Inc.(b)	47,678

		704,049

	Diversified Telecommunication Services — 2.3%
18,660	AT&T, Inc.(d)	642,090
13,121	Verizon Communications, Inc.(b)	606,453

		1,248,543

	Electric Utilities — 1.7%
5,154	American Electric Power Co., Inc.(b)	300,324
1,876	Pepco Holdings, Inc.(b)	48,795
6,388	PPL Corp.(b)	218,022
3,760	Southern Co. (The)(b)	175,930
4,347	Westar Energy, Inc.(b)	184,356

		927,427

	Electrical Equipment — 0.6%
299	Acuity Brands, Inc.(b)	69,906
3,147	Emerson Electric Co.(d)	150,521
1,951	Sensata Technologies Holding NV(b)(c)	89,863

		310,290

	Electronic Equipment, Instruments & Components — 0.5%
1,595	Arrow Electronics, Inc.(b)(c)	86,417
2,947	Avnet, Inc.(b)	126,250
3,429	Flextronics International Ltd.(b)(c)	38,439

		251,106

	Energy Equipment & Services — 0.9%
2,857	National Oilwell Varco, Inc.(b)	95,681
1,541	Oceaneering International, Inc.(b)	57,818
4,759	Schlumberger Ltd.(b)	331,940

		485,439

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Food & Staples Retailing — 2.3%
1,364	Costco Wholesale Corp.(b)	$220,286
3,995	CVS Health Corp.(b)	390,591
2,067	Sysco Corp.(b)	84,747
4,659	Wal-Mart Stores, Inc.(b)	285,597
2,862	Walgreens Boots Alliance, Inc.(b)	243,713

		1,224,934

	Food Products — 1.7%
3,472	General Mills, Inc.(b)	200,195
859	Hain Celestial Group, Inc. (The)(b)(c)	34,695
387	Ingredion, Inc.(b)	37,090
2,622	Kellogg Co.(b)	189,492
2,522	Kraft Heinz Co. (The)(d)	183,501
5,934	Mondelez International, Inc., Class A(b)	266,081

		911,054

	Gas Utilities — 0.2%
1,374	Atmos Energy Corp.(b)	86,617
1,194	UGI Corp.(b)	40,309

		126,926

	Health Care Equipment & Supplies — 1.8%
6,618	Abbott Laboratories(b)	297,214
362	Cooper Cos., Inc. (The)(b)	48,580
1,650	Hologic, Inc.(b)(c)	63,839
692	IDEXX Laboratories, Inc.(b)(c)	50,461
3,654	Medtronic PLC(b)	281,066
1,216	ResMed, Inc.(b)	65,287
769	Sirona Dental Systems, Inc.(b)(c)	84,259
516	Teleflex, Inc.(b)	67,828

		958,534

	Health Care Providers & Services — 2.7%
1,727	Anthem, Inc.(b)	240,813
1,901	Community Health Systems, Inc.(c)(d)	50,433
3,178	Express Scripts Holding Co.(b)(c)	277,789
1,084	Health Net, Inc.(b)(c)	74,211
1,147	McKesson Corp.(b)	226,223
779	MEDNAX, Inc.(b)(c)	55,823
4,405	UnitedHealth Group, Inc.(b)	518,204

		1,443,496

	Hotels, Restaurants & Leisure — 2.0%
271	Domino’s Pizza, Inc.(b)	30,149
3,715	Hilton Worldwide Holdings, Inc.(b)	79,501
1,127	Las Vegas Sands Corp.(b)	49,408
2,902	McDonald’s Corp.(b)	342,842
3,508	MGM Resorts International(c)(d)	79,702
850	Norwegian Cruise Line Holdings Ltd.(b)(c)	49,810
4,551	Starbucks Corp.(d)	273,196

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — continued
2,183	Yum! Brands, Inc.(b)	$159,468

		1,064,076

	Household Durables — 0.4%
1,664	Jarden Corp.(b)(c)	95,048
1,246	Leggett & Platt, Inc.(b)	52,357
2,333	Toll Brothers, Inc.(b)(c)	77,689

		225,094

	Household Products — 1.9%
559	Church & Dwight Co., Inc.(b)	47,448
1,573	Clorox Co. (The)(b)	199,504
1,299	Kimberly-Clark Corp.(b)	165,363
8,106	Procter & Gamble Co. (The)(b)	643,697

		1,056,012

	Industrial Conglomerates — 2.6%
3,105	3M Co.(b)	467,737
29,821	General Electric Co.(b)	928,924

		1,396,661

	Insurance — 2.3%
2,241	ACE Ltd.(b)	261,861
2,099	Arch Capital Group Ltd.(b)(c)	146,405
974	Chubb Corp. (The)(b)	129,191
2,022	Cincinnati Financial Corp.(b)	119,642
5,325	Lincoln National Corp.(b)	267,635
3,815	Prudential Financial, Inc.(d)	310,579

		1,235,313

	Internet & Catalog Retail — 2.4%
1,140	Amazon.com, Inc.(b)(c)	770,515
3,732	Liberty Interactive Corp./QVC Group, Class A(b)(c)	101,958
1,823	Liberty Ventures, Series A(b)(c)	82,235
1,235	Netflix, Inc.(b)(c)	141,259
166	Priceline Group, Inc. (The)(b)(c)	211,642

		1,307,609

	Internet Software & Services — 4.2%
554	Alibaba Group Holding Ltd., Sponsored ADR(b)(c)	45,024
898	Alphabet, Inc., Class A(b)(c)	698,653
881	Alphabet, Inc., Class C(b)(c)	668,573
7,189	Facebook, Inc., Class A(b)(c)	752,401
3,408	Yahoo!, Inc.(b)(c)	113,350

		2,278,001

	IT Services — 3.1%
2,281	Accenture PLC, Class A(b)	238,365
1,086	Global Payments, Inc.(d)	70,058
2,834	International Business Machines Corp.(b)	390,015
3,490	MasterCard, Inc., Class A(d)	339,787

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	IT Services — continued
2,951	Paychex, Inc.(b)	$156,078
6,417	Visa, Inc., Class A(b)	497,638

		1,691,941

	Leisure Products — 0.1%
500	Polaris Industries, Inc.(b)	42,975

	Life Sciences Tools & Services — 0.5%
452	Illumina, Inc.(b)(c)	86,759
1,196	Thermo Fisher Scientific, Inc.(b)	169,653

		256,412

	Machinery — 0.9%
3,478	Caterpillar, Inc.(b)	236,365
1,770	Cummins, Inc.(b)	155,778
1,012	WABCO Holdings, Inc.(c)(d)	103,487

		495,630

	Media — 2.9%
293	Charter Communications, Inc., Series A(b)(c)	53,648
7,797	Comcast Corp., Class A(b)	439,985
10,472	Sirius XM Holdings, Inc.(c)	42,621
819	Time Warner Cable, Inc.(b)	151,998
3,559	Time Warner, Inc.(d)	230,160
5,460	Twenty-First Century Fox, Inc., Class A(b)	148,294
170	Twenty-First Century Fox, Inc., Class B	4,629
4,550	Walt Disney Co. (The)(b)	478,114

		1,549,449

	Multi-Utilities — 0.7%
2,285	Alliant Energy Corp.(b)	142,698
2,567	PG&E Corp.(b)	136,539
3,122	Public Service Enterprise Group, Inc.(b)	120,790

		400,027

	Multiline Retail — 0.6%
2,679	Nordstrom, Inc.(d)	133,441
2,590	Target Corp.(b)	188,060

		321,501

	Oil, Gas & Consumable Fuels — 5.5%
3,208	Apache Corp.(b)	142,660
1,608	Cheniere Energy, Inc.(b)(c)	59,898
5,809	Chevron Corp.(d)	522,578
723	Concho Resources, Inc.(b)(c)	67,138
6,897	Devon Energy Corp.(b)	220,704
12,790	Exxon Mobil Corp.(b)	996,981
1,180	HollyFrontier Corp.(b)	47,070
3,085	Noble Energy, Inc.(b)	101,589
3,231	Occidental Petroleum Corp.(b)	218,448
2,584	Phillips 66(b)	211,371

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — continued
1,219	Pioneer Natural Resources Co.(b)	$152,838
8,593	Spectra Energy Corp.(b)	205,716
3,928	Whiting Petroleum Corp.(b)(c)	37,080

		2,984,071

	Pharmaceuticals — 5.6%
1,313	Allergan PLC(b)(c)	410,313
5,393	Bristol-Myers Squibb Co.(b)	370,984
3,382	Eli Lilly & Co.(b)	284,967
333	Jazz Pharmaceuticals PLC(b)(c)	46,807
7,985	Johnson & Johnson(b)	820,219
8,665	Merck & Co., Inc.(b)	457,685
19,440	Pfizer, Inc.(d)	627,523

		3,018,498

	Professional Services — 0.3%
504	Manpowergroup, Inc.(b)	42,482
427	Towers Watson & Co., Class A(b)	54,852
769	Verisk Analytics, Inc.(b)(c)	59,121

		156,455

	REITs – Apartments — 0.5%
655	Essex Property Trust, Inc.(d)	156,814
3,750	UDR, Inc.(b)	140,887

		297,701

	REITs – Diversified — 0.6%
1,476	Crown Castle International Corp.(d)	127,600
741	Digital Realty Trust, Inc.(b)	56,035
5,547	Duke Realty Corp.(b)	116,598

		300,233

	REITs – Mortgage — 0.3%
4,192	American Capital Agency Corp.(d)	72,689
10,778	Annaly Capital Management, Inc.(b)	101,098

		173,787

	REITs – Office Property — 0.4%
1,986	SL Green Realty Corp.(b)	224,378

	REITs – Shopping Centers — 0.3%
10,987	DDR Corp.(d)	185,021

	REITs – Single Tenant — 0.2%
2,036	Realty Income Corp.(b)	105,119

	REITs – Storage — 0.3%
1,567	Extra Space Storage, Inc.(b)	138,225

	Road & Rail — 0.8%
1,415	Norfolk Southern Corp.(b)	119,695
1,619	Old Dominion Freight Line, Inc.(b)(c)	95,634
2,846	Union Pacific Corp.(b)	222,557

		437,886

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Semiconductors & Semiconductor Equipment — 2.3%
10,734	Applied Materials, Inc.(d)	$200,404
16,119	Intel Corp.(b)	555,299
2,134	Maxim Integrated Products, Inc.(b)	81,092
6,392	Micron Technology, Inc.(b)(c)	90,511
367	NXP Semiconductors NV(b)(c)	30,920
5,462	Texas Instruments, Inc.(b)	299,372

		1,257,598

	Software — 4.3%
2,301	Activision Blizzard, Inc.(b)	89,072
1,605	Adobe Systems, Inc.(b)(c)	150,774
313	ANSYS, Inc.(b)(c)	28,952
1,993	Cadence Design Systems, Inc.(b)(c)	41,474
420	CDK Global, Inc.	19,937
411	Check Point Software Technologies Ltd.(b)(c)	33,447
23,915	Microsoft Corp.(b)	1,326,804
10,628	Oracle Corp.(d)	388,241
2,254	Salesforce.com, Inc.(b)(c)	176,714
314	ServiceNow, Inc.(c)(d)	27,180
897	Synopsys, Inc.(b)(c)	40,912
115	Ultimate Software Group, Inc. (The)(b)(c)	22,484

		2,345,991

	Specialty Retail — 2.5%
647	Advance Auto Parts, Inc.(b)	97,380
1,138	Foot Locker, Inc.(b)	74,072
4,042	Home Depot, Inc. (The)(b)	534,554
3,543	Lowe’s Cos., Inc.(b)	269,410
504	Signet Jewelers Ltd.(b)	62,340
3,414	TJX Cos., Inc. (The)(b)	242,087
233	Ulta Salon, Cosmetics & Fragrance, Inc.(b)(c)	43,105
219	Williams-Sonoma, Inc.	12,792

		1,335,740

	Technology Hardware, Storage & Peripherals — 3.9%
16,663	Apple, Inc.(b)	1,753,947
6,701	EMC Corp.(b)	172,082
6,521	Hewlett Packard Enterprise Co.(b)	99,119
8,007	HP, Inc.(b)	94,803

		2,119,951

	Textiles, Apparel & Luxury Goods — 0.9%
3,267	Hanesbrands, Inc.(b)	96,148
6,032	NIKE, Inc., Class B(b)	377,000

		473,148

	Thrifts & Mortgage Finance — 0.0%
1,109	New York Community Bancorp, Inc.	18,099

	Tobacco — 1.6%
7,245	Altria Group, Inc.(b)	421,732

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Tobacco — continued
5,186	Philip Morris International, Inc.(b)	$455,901

		877,633

	Water Utilities — 0.1%
1,078	American Water Works Co., Inc.(b)	64,411

	Total Common Stocks (Identified Cost $50,316,339)	51,987,091

	Total Investments — 95.9% (Identified Cost $50,316,339)(a)	51,987,091
	Other assets less liabilities — 4.1%	2,238,316

	Net Assets — 100.0%	$54,225,407

Contracts
Written Options — (1.2%)
	Index Options — (1.2%)
29	On S&P 500® Index, Call expiring January 08, 2016 at 2050	$(43,790)
27	On S&P 500® Index, Call expiring January 15, 2016 at 2000	(148,095)
59	On S&P 500® Index, Call expiring January 15, 2016 at 2050	(123,015)
27	On S&P 500® Index, Call expiring January 15, 2016 at 2075	(25,380)
33	On S&P 500® Index, Call expiring January 15, 2016 at 2100	(10,560)
25	On S&P 500® Index, Call expiring January 22, 2016 at 2075	(33,500)
22	On S&P 500® Index, Call expiring February 19, 2016 at 2025	(121,770)
30	On S&P 500® Index, Call expiring February 19, 2016 at 2050	(119,550)

	Total Written Options (Premiums Received $1,260,695)	$(625,660)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized appreciation on investments based on a cost of $50,335,524 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,383,192
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,731,625)

	Net unrealized appreciation	$1,651,567

(b)	All of this security has been pledged as collateral for outstanding options.
(c)	Non-income producing security.
(d)	A portion of this security has been pledged as collateral for outstanding options.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Industry Summary at December 31, 2015

Banks	5.9%
Pharmaceuticals	5.6
Oil, Gas & Consumable Fuels	5.5
Software	4.3
Internet Software & Services	4.2
Technology Hardware, Storage & Peripherals	3.9
Biotechnology	3.8
IT Services	3.1
Media	2.9
Aerospace & Defense	2.8
Health Care Providers & Services	2.7
Industrial Conglomerates	2.6
Specialty Retail	2.5
Internet & Catalog Retail	2.4
Semiconductors & Semiconductor Equipment	2.3
Diversified Telecommunication Services	2.3
Insurance	2.3
Food & Staples Retailing	2.3
Capital Markets	2.2
Chemicals	2.1
Beverages	2.0
Hotels, Restaurants & Leisure	2.0
Other Investments, less than 2% each	26.2

Total Investments	95.9
Other assets less liabilities (including open written options)	4.1

Net Assets	100.0%

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 80.5% of Net Assets
Non-Convertible Bonds — 78.4%
	ABS Car Loan — 1.6%
$804,000	AmeriCredit Automobile Receivables Trust, Series 2013-4, Class D, 3.310%, 10/08/2019	$817,175
1,455,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class D, 3.720%, 12/08/2021	1,450,765
2,450,000	Flagship Credit Auto Trust, Series 2015-2, Class D, 5.980%, 8/15/2022, 144A	2,372,972
2,280,000	Ford Credit Auto Owner Trust, Series 2014-C, Class A3, 1.060%, 5/15/2019(b)	2,274,601
2,810,000	Ford Credit Auto Owner Trust, Series 2015-A, Class A3, 1.280%, 9/15/2019(b)	2,805,465
3,350,000	Ford Credit Auto Owner Trust, Series 2015-C, Class A3, 1.410%, 2/15/2020	3,334,843
2,455,000	Honda Auto Receivables Owner Trust, Series 2014-4, Class A3, 0.990%, 9/17/2018(b)	2,446,863
3,385,000	Honda Auto Receivables Owner Trust, Series 2015-3, Class A3, 1.270%, 4/18/2019	3,369,083
3,215,000	Toyota Auto Receivables Owner Trust, Series 2015-C, Class A3, 1.340%, 6/17/2019	3,207,212

		22,078,979

	ABS Credit Card — 4.9%
3,145,000	American Express Credit Account Master Trust, Series 2013-1, Class A, 0.751%, 2/16/2021(b)(c)	3,144,343
1,860,000	American Express Credit Account Master Trust, Series 2013-3, Class A, 0.980%, 5/15/2019(b)	1,858,346
1,015,000	American Express Credit Account Master Trust, Series 2014-3, Class A, 1.490%, 4/15/2020(b)	1,015,360
2,695,000	American Express Credit Account Master Trust, Series 2014-4, Class A, 1.430%, 6/15/2020(b)	2,690,305
2,295,000	American Express Credit Account Master Trust, Series 2014-5, Class A, 0.621%, 5/15/2020(b)(c)	2,290,463
2,050,000	BA Credit Card Trust, Series 2014-A1, Class A, 0.711%, 6/15/2021(b)(c)	2,046,455
3,600,000	Capital One Multi-Asset Execution Trust, Series 2004-A7, Class A7, 1.450%, 8/16/2021	3,568,369
3,075,000	Capital One Multi-Asset Execution Trust, Series 2013-A3, Class A3, 0.960%, 9/16/2019(b)	3,070,567
6,600,000	Chase Issuance Trust, Series 2013-A8, Class A8, 1.010%, 10/15/2018(b)	6,594,093
6,640,000	Chase Issuance Trust, Series 2014-A7, Class A, 1.380%, 11/15/2019(b)	6,621,018
3,780,000	Chase Issuance Trust, Series 2014-A8, Class A, 0.581%, 11/15/2018(b)(c)	3,778,707
3,560,000	Chase Issuance Trust, Series 2015-A1, Class A, 0.651%, 2/18/2020(b)(c)	3,553,255
4,230,000	Chase Issuance Trust, Series 2015-A2, Class A, 1.590%, 2/18/2020(b)	4,229,411
3,500,000	Chase Issuance Trust, Series 2015-A4, Class A, 1.840%, 4/15/2022(b)	3,456,087
3,165,000	Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.320%, 9/07/2018(b)	3,171,173
5,825,000	Citibank Credit Card Issuance Trust, Series 2013-A7, Class A7, 0.723%, 9/10/2020(b)(c)	5,819,936

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Credit Card — continued
$3,000,000	Citibank Credit Card Issuance Trust, Series 2014-A4, Class A4, 1.230%, 4/24/2019(b)	$2,998,888
3,045,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.730%, 4/09/2020(b)	3,052,125
3,600,000	World Financial Network Credit Card Master Trust, Series 2015-C, Class A, 1.260%, 3/15/2021	3,580,408

		66,539,309

	ABS Home Equity — 11.4%
860,660	Adjustable Rate Mortgage Trust, Series 2004-4, Class 3A1, 2.897%, 3/25/2035(b)(c)	843,332
1,030,988	Adjustable Rate Mortgage Trust, Series 2004-5, Class 5A1, 2.709%, 4/25/2035(b)(c)	996,907
733,701	Alternative Loan Trust, Series 2003-9T1, Class A7, 5.500%, 7/25/2033	738,191
914,300	Alternative Loan Trust, Series 2003-20CB, Class 2A1, 5.750%, 10/25/2033(b)	951,092
552,447	Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.750%, 1/25/2035	557,748
1,620,305	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	1,662,542
1,500,000	American Homes 4 Rent, Series 2014-SFR1, Class E, 2.851%, 6/17/2031, 144A(c)	1,437,636
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A	299,291
1,980,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A	1,996,348
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A	1,224,356
1,065,479	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	1,114,123
1,217,683	Banc of America Alternative Loan Trust, Series 2003-10, Class 1A1, 5.500%, 12/25/2033(b)	1,251,248
1,726,136	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033	1,764,976
1,358,728	Banc of America Alternative Loan Trust, Series 2005-6, Class CB7, 5.250%, 7/25/2035	1,245,422
923,565	Banc of America Funding Corp., Series 2007-4, Class 5A1, 5.500%, 11/25/2034	937,620
1,891,669	Banc of America Funding Trust, Series 2004-B, Class 4A2, 2.769%, 11/20/2034(c)	1,833,268
699,119	Banc of America Funding Trust, Series 2005-5, Class A1, 5.500%, 9/25/2035(b)	728,754
1,282,897	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	1,314,287
2,735,663	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A1, 2.920%, 9/25/2034(c)	2,635,925
1,454,802	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 11A1, 2.702%, 2/25/2036(c)	1,150,070
1,224,457	Citicorp Mortgage Securities Trust, Series 2006-4, Class 1A2, 6.000%, 8/25/2036	1,236,172

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$826,671	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.626%, 5/25/2035(c)	$775,920
3,184,484	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A3, 2.745%, 8/25/2035(c)	2,965,963
3,478,238	Citigroup Mortgage Loan Trust, Inc., Series 2014-11, Class 2A1, 0.361%, 8/25/2036, 144A(c)	3,134,836
3,133,280	Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 1A1, 0.421%, 6/25/2047, 144A(b)(c)	2,901,756
2,407,582	CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A1, 6.000%, 9/25/2036	2,158,765
2,200,000	Colony American Finance Ltd., Series 2015-1, Class D, 5.649%, 10/15/2047, 144A	2,148,161
1,855,000	Colony American Homes, Series 2014-1A, Class C, 2.201%, 5/17/2031, 144A(b)(c)	1,800,398
400,000	Colony American Homes, Series 2014-2A, Class E, 3.620%, 7/17/2031, 144A(c)	386,443
1,630,000	Colony American Homes, Series 2015-1A, Class D, 2.501%, 7/17/2032, 144A(b)(c)	1,562,297
982,785	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A11, 5.500%, 8/25/2034	1,038,117
960,600	Countrywide Alternative Loan Trust, Series 2004-J3, Class 1A1, 5.500%, 4/25/2034(b)	990,617
26,930	Countrywide Alternative Loan Trust, Series 2004-J7, Class 1A5, 5.380%, 8/25/2034(c)(d)	26,435
1,085,914	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.632%, 5/25/2035(c)	896,985
686,165	Countrywide Alternative Loan Trust, Series 2007-4, Class 1A7, 5.750%, 4/25/2037	618,522
1,132,400	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-12, Class 8A1, 2.881%, 8/25/2034(c)	995,341
173,754	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.581%, 9/20/2034(c)	165,799
419,744	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.692%, 4/25/2035(c)	336,439
1,208,163	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-21, Class A17, 5.500%, 10/25/2035	1,128,631
851,353	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR26, Class 7A1, 2.713%, 11/25/2033(b)(c)	818,325
545,053	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 4A1, 2.792%, 12/25/2033(c)(d)	534,675
2,271,106	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR3, Class 3A1, 2.711%, 5/25/2034(b)(c)	1,952,238
999,883	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 5A4, 5.500%, 11/25/2035	908,153
515,259	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 4A1, 6.500%, 10/25/2021	434,309
377,027	Deutsche Alternative Mortgage Loan Trust Securities, Inc., Series 2005-3, Class 4A4, 5.250%, 6/25/2035	378,177

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$907,405	Deutsche Alternative Mortgage Loan Trust Securities, Inc., Series 2005-5, Class 1A4, 5.500%, 11/25/2035(c)	$866,872
294,420	FDIC Trust, Series 2013-N1, Class A, 4.500%, 10/25/2018, 144A	294,604
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2, 4.672%, 11/25/2023(c)	495,321
2,015,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M2, 2.622%, 2/25/2024(b)(c)	2,008,244
1,785,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M2, 1.871%, 4/25/2024(b)(c)	1,754,332
2,585,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 2.272%, 10/25/2027(c)	2,549,613
1,706,629	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.915%, 6/19/2035(c)	1,653,980
654,773	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.197%, 7/19/2035(c)	617,821
256,626	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 3.129%, 12/25/2034(c)	247,590
1,322,574	GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 2.868%, 12/25/2034(b)(c)	1,311,618
605,478	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 2.589%, 7/25/2035(c)	572,241
1,313,951	GSR Mortgage Loan Trust, Series 2006-8F, Class 4A17, 6.000%, 9/25/2036	1,075,997
1,110,623	IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, 1.202%, 12/25/2034(c)	940,795
2,277,043	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 1.062%, 7/25/2045(c)	1,969,476
3,035,000	Invitation Homes Trust, Series 2014-SFR1, Class B, 1.851%, 6/17/2031, 144A(b)(c)	2,976,778
860,000	Invitation Homes Trust, Series 2015-SFR1, Class E, 4.551%, 3/17/2032, 144A(c)	854,049
2,688,564	JPMorgan Alternative Loan Trust, Series 2006-A1, Class 3A1, 2.542%, 3/25/2036(c)	2,344,377
949,075	JPMorgan Mortgage Trust, Series 2003-A2, Class 3A1, 2.104%, 11/25/2033(b)(c)	920,451
2,678,265	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	2,744,904
2,011,369	JPMorgan Mortgage Trust, Series 2005-A2, Class 3A2, 2.377%, 4/25/2035(c)	1,943,581
692,357	JPMorgan Mortgage Trust, Series 2005-A3, Class 4A1, 2.812%, 6/25/2035(b)(c)	699,484
2,423,303	JPMorgan Mortgage Trust, Series 2005-S3, Class 1A9, 6.000%, 1/25/2036	2,057,101
1,522,926	JPMorgan Mortgage Trust, Series 2006-A1, Class 1A2, 2.654%, 2/25/2036(c)	1,346,675
3,014,531	JPMorgan Mortgage Trust, Series 2006-A7, Class 2A4, 2.919%, 1/25/2037(c)	2,646,661
2,361,496	JPMorgan Mortgage Trust, Series 2007-S1, Class 2A22, 5.750%, 3/25/2037	1,939,288
2,262,319	Lehman XS Trust, Series 2006-4N, Class A2A, 0.642%, 4/25/2046(c)	1,590,140
444,191	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 2.599%, 5/25/2034(c)(d)	427,677

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$2,209,826	MASTR Adjustable Rate Mortgages Trust, Series 2004-7, Class 3A1, 2.609%, 7/25/2034(c)	$2,143,492
533,453	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1, 2.751%, 4/25/2036(c)	512,792
760,253	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(b)	788,225
786,919	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(b)	818,452
964,225	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(b)	998,810
2,385,040	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	2,500,687
140,489	MASTR Alternative Loan Trust, Series 2004-12, Class 6A2, 5.250%, 12/25/2034(d)	138,908
1,623,340	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1, Class 2A8, 6.000%, 3/25/2037	1,203,811
323,464	MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A, 2.218%, 5/25/2036(c)	320,436
891,692	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035(d)	833,682
1,850,640	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	1,880,553
2,619,850	National City Mortgage Capital Trust, Series 2008-1, Class 2A1, 6.000%, 3/25/2038	2,741,665
1,977,121	Oak Hill Advisors Residential Loan Trust, Series 15-NPL2 Class A1, 3.721%, 7/25/2055, 144A(c)	1,957,740
3,618,699	RCO Mortgage LLC, Series 2015-2A, Class A, 4.500%, 9/25/2054, 144A(c)	3,602,247
2,034,173	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9, 5.375%, 7/25/2035	1,812,787
764,852	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036	759,417
1,436,529	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 2.444%, 6/25/2034(b)(c)	1,396,311
904,003	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A, 2.756%, 9/25/2034(b)(c)	894,614
5,134,074	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 2A, 2.595%, 11/25/2034(b)(c)	5,049,153
633,436	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 0.732%, 7/25/2035(c)	456,070
1,091,698	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034(b)	1,138,092
553,492	Structured Asset Securities Corp. Trust, Series 2005-1, Class 7A7, 5.500%, 2/25/2035	564,298
2,638,680	U.S. Residential Opportunity Fund Trust, Series 2015-1III, Class A, 3.721%, 1/27/2035, 144A(b)	2,621,537
2,115,780	U.S. Residential Opportunity Fund Trust, Series 2015-1IV, Class A, 3.721%, 2/27/2035, 144A(b)	2,101,188
5,509,293	VOLT XXII LLC, Series 2015-NPL4, Class A1, 3.500%, 2/25/2055, 144A(b)(c)	5,434,742

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,916,566	VOLT XXX LLC, Series 2015-NPL1, Class A1, 3.625%, 10/25/2057, 144A(b)(c)	$1,910,309
1,480,293	VOLT XXXI LLC, Series 2015-NPL2, Class A1, 3.375%, 2/25/2055, 144A(b)(c)	1,459,591
548,430	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 2A, 5.500%, 7/25/2034(b)	569,458
3,425,356	WaMu Mortgage Pass Through Certificates, Series 2005-AR10, Class 1A3, 2.495%, 9/25/2035(c)	3,307,996
1,190,304	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.151%, 9/25/2046(c)	1,082,171
3,391,044	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 1.901%, 1/25/2047(c)	3,051,190
2,231,556	WaMu Mortgage Pass Through Certificates, Series 2007-HY5, Class 2A3, 2.075%, 5/25/2037(c)	1,935,626
302,316	Wells Fargo Mortgage Backed Securities Trust, Series 2003-J, Class 1A9, 2.735%, 10/25/2033(c)	303,989
1,017,005	Wells Fargo Mortgage Backed Securities Trust, Series 2004-A, Class A1, 2.796%, 2/25/2034(b)(c)	1,017,258
550,150	Wells Fargo Mortgage Backed Securities Trust, Series 2004-O, Class A1, 2.743%, 8/25/2034(b)(c)	548,245
369,692	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035	383,473
444,004	Wells Fargo Mortgage Backed Securities Trust, Series 2005-12, Class 1A2, 5.500%, 11/25/2035	452,372
1,433,928	Wells Fargo Mortgage Backed Securities Trust, Series 2005-16, Class A18, 6.000%, 1/25/2036	1,461,444
733,082	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 2.738%, 6/25/2035(b)(c)	737,628

		154,716,739

	ABS Other — 3.3%
4,584,821	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)(c)	4,452,687
3,210,648	Cronos Containers Program I Ltd., 3.270%, 11/18/2029, 144A(b)	3,131,754
806,632	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A(b)	814,713
2,033,571	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(d)(e)	2,033,571
738,690	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(d)(e)	716,530
3,410,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(d)(e)(f)	1,875,500
5,700,000	GE Accounts Receivable Funding, 6.992%, 8/24/2017, 144A(d)(e)	5,700,000
1,436,121	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(b)	1,445,704
3,120,000	OneMain Financial Issuance Trust, 4.160%, 11/20/2028, 144A	3,113,136
1,495,000	OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.430%, 6/18/2024, 144A(b)	1,489,842

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$730,000	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A(b)	$728,562
745,000	OneMain Financial Issuance Trust, Series 2014-2A, Class B, 3.020%, 9/18/2024, 144A(b)	741,454
6,475,000	OneMain Financial Issuance Trust, Series 2014-2A, Class D, 5.310%, 9/18/2024, 144A	6,387,996
1,265,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A(b)	1,257,157
3,592,335	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	3,556,411
237,498	Sierra Timeshare Receivables Funding LLC, Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A	238,549
938,923	Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A, 1.590%, 11/20/2029, 144A(b)	923,368
1,908,063	Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 2.200%, 10/20/2030, 144A(b)	1,896,651
1,895,000	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A(b)	1,889,617
2,937,083	TAL Advantage V LLC, Series 2013-2A, Class A, 3.550%, 11/20/2038, 144A(b)	2,905,450

		45,298,652

	ABS Student Loan — 0.2%
445,943	SoFi Professional Loan Program LLC, Series 2014-B, Class A1, 1.672%, 8/25/2032, 144A(b)(c)	440,872
2,244,800	SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1.622%, 3/25/2033, 144A(b)(c)	2,214,379

		2,655,251

	Aerospace & Defense — 0.9%
2,340,000	KLX, Inc., 5.875%, 12/01/2022, 144A	2,223,000
6,003,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	5,552,775
825,000	Rockwell Collins, Inc., 0.862%, 12/15/2016(b)(c)	823,478
5,905,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	4,192,550

		12,791,803

	Airlines — 2.6%
8,490,000	Air Canada Pass Through Trust, Series 2015-2, Class B, 5.000%, 6/15/2025, 144A	8,458,672
28,340,000	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025, 144A(b)	26,435,835

		34,894,507

	Automotive — 3.5%
3,700,000	American Honda Finance Corp., Series MTN, 1.020%, 9/20/2017(c)	3,695,871
6,590,000	Daimler Finance North America LLC, 1.009%, 8/01/2016, 144A(b)(c)	6,586,705
5,250,000	Ford Motor Credit Co. LLC, 1.594%, 5/09/2016(b)(c)	5,257,151
6,100,000	Hyundai Capital Services, Inc., 1.333%, 3/18/2017, 144A(b)(c)	6,082,328

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — continued
$5,960,000	Nissan Motor Acceptance Corp., 0.972%, 3/03/2017, 144A(b)(c)	$5,944,784
6,640,000	Nissan Motor Acceptance Corp., 1.303%, 9/26/2016, 144A(b)(c)	6,638,665
10,650,000	Toyota Motor Credit Corp., 0.654%, 5/17/2016(b)(c)	10,652,726
3,210,000	Volkswagen International Finance NV, 0.804%, 11/18/2016, 144A(b)(c)	3,162,566

		48,020,796

	Banking — 7.1%
3,310,000	Bank of America Corp., 1.361%, 1/15/2019(b)(c)	3,322,151
6,825,000	Bank of America Corp., MTN, 4.200%, 8/26/2024(b)	6,771,615
3,080,000	Bank of America Corp., Series L, MTN, 3.950%, 4/21/2025(b)	2,999,209
7,260,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 1.522%, 9/14/2018, 144A(c)	7,279,130
5,800,000	Credit Agricole S.A., (fixed rate to 1/23/2024, variable rate thereafter), 7.875%, 144A(g)	5,930,500
3,800,000	Deutsche Bank AG, 4.500%, 4/01/2025	3,495,654
12,955,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A(b)	12,745,764
7,200,000	Morgan Stanley, 4.350%, 9/08/2026(b)	7,223,537
3,075,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	3,347,746
11,195,000	Royal Bank of Scotland Group PLC, (fixed rate to 8/10/2025, variable rate thereafter), 8.000%(g)	11,796,731
12,840,000	Santander Holdings USA, Inc., 4.500%, 7/17/2025(b)	13,070,427
3,000,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A	2,960,421
6,935,000	Societe Generale S.A., (fixed rate to 12/18/2023, variable rate thereafter), 7.875%(g)	6,909,340
8,400,000	Societe Generale S.A., (fixed rate to 12/18/2023, variable rate thereafter), 7.875%, 144A(g)	8,368,920

		96,221,145

	Building Materials — 0.8%
2,420,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	1,790,800
7,285,000	Cemex SAB de CV, 6.125%, 5/05/2025, 144A	6,228,675
890,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	934,500
1,790,000	Owens Corning, 4.200%, 12/01/2024(b)	1,742,117

		10,696,092

	Cable Satellite — 2.4%
3,600,000	Cablevision Systems Corp., 7.750%, 4/15/2018	3,744,000
2,885,000	Cablevision Systems Corp., 8.625%, 9/15/2017	3,036,462
4,045,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	4,045,000
4,035,000	CCO Safari II LLC, 6.484%, 10/23/2045, 144A	4,041,613
1,230,000	CSC Holdings LLC, 5.250%, 6/01/2024	1,079,325
2,320,000	CSC Holdings LLC, 6.750%, 11/15/2021	2,279,400
3,440,000	DISH DBS Corp., 5.875%, 7/15/2022	3,207,800
5,650,000	DISH DBS Corp., 5.875%, 11/15/2024	5,028,500
3,080,000	DISH DBS Corp., 6.750%, 6/01/2021	3,103,100
1,225,000	Neptune Finco Corp., 10.125%, 1/15/2023, 144A	1,277,063
860,000	Neptune Finco Corp., 10.875%, 10/15/2025, 144A	901,925
2,065,000	Time Warner Cable, Inc., 4.500%, 9/15/2042(b)	1,620,575

		33,364,763

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chemicals — 0.5%
$2,596,000	Albemarle Corp., 4.150%, 12/01/2024(b)	$2,480,924
3,170,000	Hercules, Inc., 6.500%, 6/30/2029	2,678,650
2,300,000	Solvay Finance (America) LLC, 4.450%, 12/03/2025, 144A	2,269,162

		7,428,736

	Collateralized Mortgage Obligations — 0.6%
1,014,561	Chase Mortgage Finance Trust, Series 2007-A1, Class 11M1, 2.466%, 3/25/2037(c)	944,940
61,079,167	Government National Mortgage Association, Series 2012-135, Class IO, 0.688%, 1/16/2053(b)(c)(h)	3,362,292
4,145,021	Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 1A, 2.502%, 2/25/2036(c)	4,044,081

		8,351,313

	Construction Machinery — 1.3%
17,660,000	Caterpillar Financial Services Corp., MTN, 0.642%, 2/26/2016(b)(c)	17,655,038

	Consumer Cyclical Services — 0.2%
3,185,000	Interval Acquisition Corp., 5.625%, 4/15/2023, 144A	3,161,112

	Electric — 1.3%
4,205,000	Cia de Eletricidade do Estado da Bahia, 11.750%, 4/27/2016, 144A, (BRL)(b)	1,009,731
3,190,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	3,197,337
12,170,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A(b)	13,858,588

		18,065,656

	Finance Companies — 2.6%
2,300,000	Air Lease Corp., 3.750%, 2/01/2022(b)	2,259,113
8,365,000	Air Lease Corp., 4.250%, 9/15/2024(b)	8,197,700
2,510,000	Aircastle Ltd., 5.500%, 2/15/2022	2,572,750
3,005,000	iStar, Inc., 4.000%, 11/01/2017	2,946,403
10,810,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	9,837,100
10,575,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	10,072,687

		35,885,753

	Financial Other — 0.5%
6,780,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	6,881,700

	Food & Beverage — 1.0%
10,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)(b)	2,273,971
2,300,000	Cosan Luxembourg S.A., 9.500%, 3/14/2018, 144A, (BRL)	457,820
3,500,000	General Mills, Inc., 0.624%, 1/29/2016(b)(c)	3,499,545
6,980,000	PepsiCo, Inc., 0.565%, 7/17/2017(c)	6,974,207

		13,205,543

	Gaming — 0.7%
10,215,000	MGM Resorts International, 6.000%, 3/15/2023	10,138,387

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned – No Guarantee — 1.8%
$630,000	Corporacion Financiera de Desarrollo S.A., 3.250%, 7/15/2019, 144A(b)	$627,638
1,240,000	Corporacion Financiera de Desarrollo S.A., (fixed rate to 7/15/2024, variable rate thereafter), 5.250%, 7/15/2029, 144A(b)	1,218,300
18,670,000,000	Financiera de Desarrollo Territorial S.A. Findeter, 7.875%, 8/12/2024, 144A, (COP)(b)	5,161,183
13,230,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	8,037,225
3,080,000	Petrobras Global Finance BV, 6.750%, 1/27/2041	1,971,200
4,695,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	3,051,750
225,000	Petrobras Global Finance BV, 7.250%, 3/17/2044	151,875
700,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)(i)	3,967,553

		24,186,724

	Healthcare — 0.5%
5,965,000	Greatbatch Ltd., 9.125%, 11/01/2023, 144A	5,905,350
560,000	MEDNAX, Inc., 5.250%, 12/01/2023, 144A	562,800

		6,468,150

	Independent Energy — 3.4%
1,095,000	Antero Resources Corp., 5.125%, 12/01/2022	832,200
275,000	Antero Resources Corp., 5.375%, 11/01/2021	220,000
150,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	100,875
665,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	445,550
905,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023	470,600
240,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	145,200
700,000	California Resources Corp., 5.500%, 9/15/2021	220,500
4,235,000	California Resources Corp., 6.000%, 11/15/2024	1,291,675
1,095,000	California Resources Corp., 8.000%, 12/15/2022, 144A	576,244
2,905,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	806,312
110,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	31,020
140,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	40,600
800,000	Concho Resources, Inc., 5.500%, 10/01/2022	728,000
4,455,000	Concho Resources, Inc., 5.500%, 4/01/2023	4,120,875
295,000	Continental Resources, Inc., 3.800%, 6/01/2024	207,806
210,000	Continental Resources, Inc., 4.500%, 4/15/2023	150,876
11,465,000	Continental Resources, Inc., 5.000%, 9/15/2022(b)	8,455,437
3,415,000	Diamondback Energy, Inc., 7.625%, 10/01/2021	3,449,150
1,195,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	824,550
4,519,000	Matador Resources Co., 6.875%, 4/15/2023	4,202,670
925,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	633,625
180,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	126,000
1,630,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	1,157,300
2,350,000	Noble Energy, Inc., 5.625%, 5/01/2021	2,298,739
1,285,000	Noble Energy, Inc., 5.875%, 6/01/2022	1,222,421
310,000	Noble Energy, Inc., 5.875%, 6/01/2024	296,634
1,260,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	806,400
7,460,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(d)(j)	—
4,420,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(d)(j)	—
4,430,000	RSP Permian, Inc., 6.625%, 10/01/2022, 144A	4,075,600

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$3,135,000	RSP Permian, Inc., 6.625%, 10/01/2022	$2,884,200
1,055,000	SM Energy Co., 5.000%, 1/15/2024	685,750
1,750,000	SM Energy Co., 6.125%, 11/15/2022	1,286,250
575,000	Ultra Petroleum Corp., 6.125%, 10/01/2024, 144A	130,813
400,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	302,000
3,255,000	Whiting Petroleum Corp., 6.500%, 10/01/2018	2,465,663

		45,691,535

	Industrial Other — 0.2%
2,200,000	Alfa SAB de CV, 6.875%, 3/25/2044, 144A(b)	2,040,500

	Integrated Energy — 1.1%
2,935,000	BP Capital Markets PLC, 0.764%, 11/07/2016(b)(c)	2,930,885
6,595,000	Chevron Corp., 0.532%, 11/15/2017(b)(c)	6,564,175
7,020,000	Pacific Exploration and Production Corp., 5.125%, 3/28/2023, 144A	1,404,000
2,090,000	Pacific Exploration and Production Corp., 5.375%, 1/26/2019, 144A	397,100
3,310,000	Shell International Finance BV, 0.572%, 11/15/2016(b)(c)	3,307,537

		14,603,697

	Life Insurance — 0.8%
8,600,000	Assicurazioni Generali SpA, EMTN, (fixed rate to 12/12/2022, variable rate thereafter), 7.750%, 12/12/2042, (EUR)(b)	11,400,310

	Lodging — 0.4%
4,900,000	Wyndham Worldwide Corp., 5.100%, 10/01/2025	4,949,235

	Media Entertainment — 0.1%
27,290,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(b)	1,319,517

	Metals & Mining — 0.1%
1,928,000	ArcelorMittal, 8.000%, 10/15/2039	1,315,860

	Midstream — 2.2%
4,345,000	Energy Transfer Partners LP, 6.125%, 12/15/2045	3,535,118
630,000	Enterprise Products Operating LLC, 3.700%, 2/15/2026	565,111
595,000	Kinder Morgan Energy Partners LP, 3.450%, 2/15/2023	494,124
835,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	692,311
915,000	Kinder Morgan Energy Partners LP, 4.700%, 11/01/2042	643,843
255,000	Kinder Morgan Energy Partners LP, 5.000%, 3/01/2043	188,905
5,065,000	MPLX LP, 4.875%, 12/01/2024, 144A	4,545,838
785,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	620,150
1,710,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.750%, 9/01/2020(b)	1,670,516
5,055,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025, 144A	4,277,794
180,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	138,600
2,395,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/2018, 144A	2,215,375
690,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	558,900
1,120,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/01/2022	966,000

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — continued
$6,015,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.750%, 3/15/2024, 144A	$5,127,787
1,310,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	1,251,050
4,195,000	Williams Partners LP, 4.000%, 9/15/2025	3,141,052

		30,632,474

	Non-Agency Commercial Mortgage-Backed Securities — 5.1%
1,600,000	BLCP Hotel Trust, Series 2014-CLRN, Class D, 2.831%, 8/15/2029, 144A(b)(c)	1,565,374
1,600,000	BLCP Hotel Trust, Series 2014-CLRN, Class E, 4.001%, 8/15/2029, 144A(c)	1,601,290
3,442,048	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 8.476%, 5/15/2018, 144A(c)(e)	3,442,048
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 5.871%, 4/15/2044, 144A(b)(c)	4,719,457
2,135,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV4, 4.481%, 10/15/2031, 144A(c)(e)	2,131,055
462,434	Commercial Mortgage Trust, Series 2014-SAVA, Class A, 1.481%, 6/15/2034, 144A(b)(c)	461,331
855,000	Commercial Mortgage Trust, Series 2014-SAVA, Class B, 2.081%, 6/15/2034, 144A(b)(c)	852,311
1,605,000	Commercial Mortgage Trust, Series 2014-SAVA, Class C, 2.731%, 6/15/2034, 144A(b)(c)	1,598,428
3,700,000	Credit Suisse Mortgage Capital Certificates, Series 2015-TOWN, Class A, 1.581%, 3/15/2017, 144A(b)(c)	3,687,124
2,552,340	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.663%, 11/10/2046, 144A(b)(c)	2,688,837
1,300,000	Del Coronado Trust, Series 2013-HDMZ, Class M, 5.331%, 3/15/2018, 144A(c)(e)	1,297,660
7,430,000	Extended Stay America Trust, Series 2013-ESH7, Class D7, 5.053%, 12/05/2031, 144A(b)(c)	7,439,796
6,295,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.795%, 8/10/2045(c)	6,196,624
1,915,000	Hilton USA Trust, Series 2013-HLT, Class CFX, 3.714%, 11/05/2030, 144A(b)	1,916,421
1,460,000	Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, 11/05/2030, 144A(b)	1,461,080
1,580,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 4.453%, 11/05/2030, 144A(c)	1,579,377
1,520,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(b)(c)	1,548,361
3,090,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class D, 4.831%, 7/15/2036, 144A(c)	3,089,564
1,325,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.723%, 4/12/2049(b)(c)	1,372,932
1,570,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.303%, 6/15/2044, 144A(b)(c)	1,634,467
2,125,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.303%, 6/15/2044, 144A(b)(c)	2,158,506
9,847,009	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(e)	9,722,937
2,280,000	SCG Trust, Series 2013-SRP1, Class B, 2.831%, 11/15/2026, 144A(b)(c)	2,280,332
2,200,000	SCG Trust, Series 2013-SRP1, Class C, 3.581%, 11/15/2026, 144A(b)(c)	2,205,844

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$700,000	SCG Trust, Series 2013-SRP1, Class D, 3.674%, 11/15/2026, 144A(b)(c)	$687,808
2,587,500	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.541%, 2/15/2044, 144A(b)(c)	2,717,954

		70,056,918

	Oil Field Services — 0.1%
1,125,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	682,974
1,280,000	Noble Holding International Ltd., 5.250%, 3/15/2042	709,708

		1,392,682

	Packaging — 0.2%
2,120,000	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Issuer, Inc., 6.000%, 6/15/2017, 144A	2,051,100

	Pharmaceuticals — 2.8%
7,500,000	AbbVie, Inc., 3.600%, 5/14/2025(b)	7,402,012
3,070,000	Johnson & Johnson, 0.482%, 11/28/2016(b)(c)	3,068,950
5,570,000	Merck & Co., Inc., 0.466%, 2/10/2017(b)(c)	5,565,951
3,175,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	2,794,000
883,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	812,360
11,056,000	Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/2023, 144A	9,867,480
9,025,000	VRX Escrow Corp., 4.500%, 5/15/2023, 144A, (EUR)	8,508,368

		38,019,121

	Property & Casualty Insurance — 0.4%
5,435,000	Old Republic International Corp., 4.875%, 10/01/2024(b)	5,569,598

	REITs – Health Care — 0.2%
2,510,000	Healthcare Realty Trust, Inc., 3.875%, 5/01/2025(b)	2,427,687

	REITs – Hotels — 0.2%
2,105,000	Host Hotels & Resorts LP, 5.250%, 3/15/2022(b)	2,259,579

	REITs – Shopping Centers — 0.2%
3,225,000	Brixmor Operating Partnership LP, 3.850%, 2/01/2025(b)	3,133,355

	Retailers — 0.5%
5,490,000	Lowe’s Cos., Inc., 1.102%, 9/14/2018(c)	5,505,987
1,080,000	Phillips-Van Heusen Corp., 7.750%, 11/15/2023(b)	1,220,400

		6,726,387

	Technology — 4.1%
3,935,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	3,984,188
1,542,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,549,710
1,955,000	Alcatel-Lucent USA, Inc., 6.750%, 11/15/2020, 144A	2,060,081
2,415,000	Flextronics International Ltd., 4.750%, 6/15/2025, 144A	2,351,606
11,225,000	Hewlett Packard Enterprise Co., 4.900%, 10/15/2025, 144A(b)	11,007,392
10,955,000	Keysight Technologies, Inc., 4.550%, 10/30/2024	10,531,217
7,847,000	KLA-Tencor Corp., 4.650%, 11/01/2024(b)	7,895,290
3,565,000	Micron Technology, Inc., 5.250%, 1/15/2024, 144A	3,137,200
4,165,000	Micron Technology, Inc., 5.625%, 1/15/2026, 144A	3,602,725
3,890,000	Open Text Corp., 5.625%, 1/15/2023, 144A	3,851,100

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$6,125,000	Verisk Analytics, Inc., 5.500%, 6/15/2045(b)	$5,847,930

		55,818,439

	Treasuries — 5.9%
80,915,242	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020(k)	79,883,815

	Wireless — 0.3%
4,295,000	Sprint Communications, Inc., 6.000%, 12/01/2016	4,286,947

	Wirelines — 0.4%
4,280,000	Frontier Communications Corp., 11.000%, 9/15/2025, 144A	4,237,200
10,085,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	1,789,490

		6,026,690

	Total Non-Convertible Bonds (Identified Cost $1,131,965,917)	1,068,311,594

Convertible Bonds — 2.1%
	Building Materials — 0.0%
485,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019	433,772

	Consumer Cyclical Services — 0.3%
2,860,000	Jarden Corp., 1.125%, 3/15/2034	3,508,862

	Consumer Products — 0.1%
2,020,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	994,850

	Diversified Operations — 0.0%
290,000	RWT Holdings, Inc., 5.625%, 11/15/2019	267,888

	Leisure — 0.3%
4,950,000	Rovi Corp., 0.500%, 3/01/2020, 144A	4,325,062

	Metals & Mining — 0.3%
3,140,000	RTI International Metals, Inc., 1.625%, 10/15/2019	3,212,613

	Midstream — 0.7%
4,385,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	2,060,950
11,350,000	Whiting Petroleum Corp., 1.250%, 4/01/2020, 144A	7,718,000

		9,778,950

	Pharmaceuticals — 0.1%
1,265,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	1,690,356

	REITs – Mortgage — 0.1%
940,000	Redwood Trust, Inc., 4.625%, 4/15/2018	875,375

	Technology — 0.2%
1,125,000	Novellus Systems, Inc., 2.625%, 5/15/2041(b)	2,647,266

	Total Convertible Bonds (Identified Cost $33,640,668)	27,734,994

	Total Bonds and Notes (Identified Cost $1,165,606,585)	1,096,046,588

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 8.6%
	Aerospace & Defense — 0.5%
$2,704,670	Transdigm, Inc., 2015 Term Loan E, 3.500%, 5/14/2022(c)	$2,613,874
1,631,709	Transdigm, Inc., Term Loan C, 3.750%, 2/28/2020(c)	1,589,334
2,967,761	Transdigm, Inc., Term Loan D, 3.750%, 6/04/2021(c)	2,886,148

		7,089,356

	Automotive — 0.4%
1,627,400	Gates Global, Inc., Term Loan B, 4.250%, 7/05/2021(c)	1,522,775
2,351,994	IBC Capital Ltd., 1st Lien Term Loan, 4.750%, 9/09/2021(c)	2,116,794
1,974,018	Visteon Corp., Delayed Draw Term Loan B, 3.500%, 4/09/2021(c)	1,956,133

		5,595,702

	Building Materials — 0.7%
1,352,974	ABC Supply Co., Inc., Term Loan, 3.500%, 4/16/2020(c)	1,339,864
2,032,274	Continental Building Products LLC, 1st Lien Term Loan, 4.000%, 8/28/2020(c)	1,985,287
1,359,702	HD Supply, Inc., 2015 Term Loan B, 3.750%, 8/13/2021(c)	1,324,581
1,417,108	Ply Gem Industries, Inc., Term Loan, 4.000%, 2/01/2021(c)	1,388,766
3,278,963	Quikrete Holdings, Inc., 1st Lien Term Loan, 4.000%, 9/28/2020(c)	3,236,959

		9,275,457

	Cable Satellite — 0.2%
2,218,593	Virgin Media Investment Holdings Ltd., USD Term Loan F, 3.500%, 6/30/2023(c)	2,169,718

	Chemicals — 0.1%
429,408	Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 8/01/2021(c)	419,480
1,170,000	MacDermid, Inc., USD 1st Lien Term Loan, 5.500%, 6/07/2020(c)	1,131,250
2,057	Royal Holdings, Inc., 2015 1st Lien Term Loan, 4.500%, 6/19/2022(c)	2,017

		1,552,747

	Consumer Cyclical Services — 0.5%
6,331,511	ServiceMaster Co., 2014 Term Loan B, 4.250%, 7/01/2021(c)	6,252,367

	Consumer Products — 0.1%
2,005,371	SRAM LLC, New Term Loan B, 4.016%, 4/10/2020(l)	1,652,767

	Diversified Manufacturing — 0.1%
832,552	Entegris, Inc., Term Loan B, 3.500%, 4/30/2021(c)	822,145
92,368	WESCO Distribution, Inc., Term Loan B, 3.750%, 12/12/2019(c)	91,444

		913,589

	Electric — 0.1%
1,804,725	Calpine Construction Finance Co. LP, Original Term Loan B1, 3.000%, 5/03/2020(c)	1,694,186

	Financial Other — 0.1%
1,207,967	Grosvenor Capital Management Holdings LLP, New Term Loan B, 3.750%, 1/04/2021(c)	1,161,666
532,227	Harbourvest Partners LLC, New Term Loan, 3.250%, 2/04/2021(c)	524,243

		1,685,909

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Health Insurance — 0.2%
$2,970,777	Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, 3.750%, 3/01/2021(c)	$2,844,519

	Healthcare — 0.1%
1,477,500	Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.750%, 6/30/2021(c)	1,246,641

	Industrial Other — 1.0%
1,078,041	Brickman Group Ltd. LLC, 1st Lien Term Loan, 4.000%, 12/18/2020(c)	1,041,905
2,292,220	Crosby U.S. Acquisition Corp., 1st Lien Term Loan, 4.000%, 11/23/2020(c)	1,787,932
5,248,329	Generac Power Systems, Inc., Term Loan B, 3.500%, 5/31/2020(c)	5,134,598
1,910,837	Pinnacle Operating Corp., Term Loan, 4.750%, 11/15/2018(c)	1,815,295
1,226,925	Sterigenics-Nordion Holdings LLC, 2015 Term Loan B, 4.250%, 5/15/2022(c)	1,190,117
2,970,000	USAGM HoldCo LLC, 2015 Term Loan, 4.750%, 7/28/2022(c)	2,825,212

		13,795,059

	Midstream — 0.2%
1,002,817	Energy Transfer Equity LP, 2015 Term Loan, 4.000%, 12/02/2019(c)	897,521
1,598,385	Energy Transfer Equity LP, New Term Loan, 3.250%, 12/02/2019(c)	1,427,134

		2,324,655

	Natural Gas — 0.1%
965,201	Southcross Energy Partners LP, 1st Lien Term Loan, 5.250%, 8/04/2021(c)	728,727

	Other Utility — 0.2%
3,160,323	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(c)	3,068,137

	Packaging — 0.1%
1,757,540	Signode Industrial Group U.S., Inc., USD Term Loan B, 3.750%, 5/01/2021(c)	1,691,633

	Pharmaceuticals — 0.4%
2,225,372	Amneal Pharmaceuticals LLC, New Term Loan, 4.501%, 11/01/2019(l)	2,179,752
3,915,325	Jaguar Holding Co. II, 2015 Term Loan B, 4.250%, 8/18/2022(c)	3,797,865

		5,977,617

	Property & Casualty Insurance — 0.5%
3,038,873	HUB International Ltd., Term Loan B, 4.000%, 10/02/2020(c)	2,860,339
1,478,825	Hyperion Insurance Group Ltd., 2015 Term Loan B, 5.500%, 4/29/2022(c)	1,456,642
3,319,468	Vertafore, Inc., 1st Lien Term Loan, 4.250%, 10/03/2019(c)	3,281,427

		7,598,408

	Refining — 0.2%
2,534,605	Western Refining, Inc., Term Loan B, 4.250%, 11/12/2020(c)	2,445,894

	Retailers — 0.4%
319,365	Hillman Group, Inc. (The), Term Loan B, 4.500%, 6/30/2021(c)	307,989
3,146,570	PetSmart, Inc., Term Loan B, 4.250%, 3/11/2022(c)	3,059,252
1,886,955	Talbots, Inc. (The), 1st Lien Term Loan, 5.500%, 3/19/2020(c)	1,773,738

		5,140,979

	Technology — 1.3%
2,839,425	Aptean, Inc., 1st Lien Term Loan, 5.250%, 2/26/2020(c)	2,768,439
3,635,000	Avago Technologies Cayman Ltd., USD 2015 Term Loan B, 11/06/2022(m)	3,591,853

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$1,223,850	Dell International LLC, USD Term Loan B2, 4.000%, 4/29/2020(c)	$1,214,010
600,000	Equinix, Inc., USD Term Loan, 11/20/2022(m)	601,500
3,030,045	Infor (U.S.), Inc., USD Term Loan B5, 3.750%, 6/03/2020(c)	2,838,152
3,251,462	IQOR U.S., Inc., Term Loan B, 6.000%, 4/01/2021(c)	2,563,225
2,518,411	MA FinanceCo. LLC, Term Loan B, 5.250%, 11/19/2021(c)	2,492,447
1,432,038	NXP BV, Term Loan D, 3.250%, 1/11/2020(c)	1,411,989

		17,481,615

	Transportation Services — 0.1%
775,139	FPC Holdings, Inc., 1st Lien Term Loan, 5.250%, 11/19/2019(c)	623,987
515,305	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(c)	493,404

		1,117,391

	Wireless — 0.1%
1,349,450	SBA Senior Finance II LLC, Term Loan B1, 3.250%, 3/24/2021(c)	1,319,087

	Wirelines — 0.9%
2,840,725	Communications Sales & Leasing, Inc., Term Loan B, 5.000%, 10/24/2022(c)	2,617,899
3,513,450	Integra Telecom, Inc., 2015 1st Lien Term Loan, 5.250%, 8/14/2020(c)	3,390,479
1,082,801	Level 3 Financing, Inc., 2015 Term Loan B2, 3.500%, 5/31/2022(c)	1,064,664
1,986,567	LTS Buyer LLC, 1st Lien Term Loan, 4.000%, 4/13/2020(c)	1,929,950
1,600,000	Sable International Finance Ltd., Term Loan B1, 11/23/2022(m)	1,564,496
1,310,000	Sable International Finance Ltd., Term Loan B2, 11/23/2022(m)	1,280,931
1,077,278	Zayo Group LLC, Term Loan B, 3.750%, 5/06/2021(c)	1,057,844

		12,906,263

	Total Senior Loans (Identified Cost $122,535,013)	117,568,423

Loan Participations — 0.2%
	ABS Other — 0.2%
2,470,313	Rise Ltd., Series 2014-1, Class A, 4.750%, 2/15/2039 (c)(e) (Identified Cost $2,488,840)	2,445,609

Shares
Preferred Stocks — 0.5%
Non-Convertible Preferred Stock — 0.3%
	Cable Satellite — 0.3%
4,040,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(b) (Identified Cost $4,040,000)	4,282,400

Convertible Preferred Stocks — 0.2%
	Electric — 0.2%
17,432	Dominion Resources, Inc., 6.375%(b)	838,131
11,055	Dominion Resources, Inc., Series A, 6.125%(b)	586,799

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Electric — continued
9,938	Dominion Resources, Inc., Series B, 6.000%(b)	$533,372

		1,958,302

	Total Convertible Preferred Stocks (Identified Cost $1,953,555)	1,958,302

	Total Preferred Stocks (Identified Cost $5,993,555)	6,240,702

Common Stocks — 0.1%
	Energy Equipment & Services — 0.1%
35,206	Halliburton Co.	1,198,412

	Oil, Gas & Consumable Fuels — 0.0%
188,463	OGX Petroleo e Gas S.A., Sponsored ADR(d)(e)(f)	—

	Total Common Stocks (Identified Cost $1,500,770)	1,198,412

Exchange-Traded Funds — 1.3%
221,313	iShares® iBoxx $ High Yield Corporate Bond ETF (Identified Cost $17,516,117)	17,833,402

Other Investments — 0.6%
	Aircraft ABS — 0.6%
900	ECAF I Blocker Ltd.(d)(e) (Identified Cost $9,000,000)	8,820,000

Shares/ Units of Currency(†††)
Purchased Options — 0.0%
	Options on Securities — 0.0%
247,200	SPDR® S&P 500® ETF Trust, Call expiring February 19, 2016 at 209 (Identified Cost $566,685)	540,132

	Over-the-Counter Options on Currency — 0.0%
64,050,000	CNH Call, expiring January 19, 2016 at 6.2123(n) (Identified Cost $163,968)	769

	Total Purchased Options (Identified Cost $730,653)	540,901

Notional Amount (†††)
Purchased Swaptions — 0.2%
	Interest Rate Swaptions — 0.2%
$336,950,000	1-year Interest Rate Swap Put, expiring 08/16/2016, Pay 28-day TIIE, Receive MXN 4.900%(o)	101,573

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Notional Amount (†††)	Description	Value (†)
	Interest Rate Swaptions — continued
$1,225,000,000	1-year Interest Rate Swap Put, expiring 08/17/2016, Pay 28-day TIIE, Receive MXN 4.890%(p)	$363,893
1,570,000,000	1-year Interest Rate Swap Put, expiring 9/12/2016, Pay 28-day TIIE, Receive MXN 4.910%(n)	460,209
130,200,000	10-year Interest Rate Swap Call, expiring 9/19/2016, Pay 2.570%, Receive 3-month LIBOR(n)	1,930,358

	Total Purchased Swaptions (Identified Cost $4,923,772)	2,856,033

Principal Amount (‡)
Short-Term Investments — 6.0%
325,344	Repurchase Agreement with State Street Bank and Trust Company, dated 12/31/2015 at 0.000% to be repurchased at $325,344 on 1/04/2016 collateralized by $328,100 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $331,928 including accrued interest (Note 2 of Notes to Financial Statements)	325,344
72,344,720	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $72,344,961 on 1/04/2016 collateralized by $39,000,000 Federal Home Loan Mortgage, 2.375% due 6/10/2022 valued at $39,273,388; $730,000 U.S. Treasury Note, 1.750% due 12/31/2020 valued at $729,088; $24,395,000 U.S. Treasury Note, 1.750% due 3/31/2022 valued at $24,090,063; $9,230,000 U.S. Treasury Note, 2.750% due 2/15/2024 valued at $9,703,038 including accrued interest (Note 2 of Notes to Financial Statements)	72,344,720
9,400,000	U.S. Treasury Bills, 0.130%, 1/14/2016(q)(r)	9,399,709

	Total Short-Term Investments (Identified Cost $82,069,623)	82,069,773

	Total Investments — 98.0% (Identified Cost $1,412,364,928)(a)	1,335,619,843
	Other assets less liabilities — 2.0%	26,611,419

	Net Assets — 100.0%	$1,362,231,262

Notional Amount(†††)
Written Swaptions — (0.0%)
	Interest Rate Swaptions — (0.0%)
$130,200,000	10-year Interest Rate Swap Call, expiring 9/19/2016, Pay 3-month LIBOR, Receive 3.070% (n) (Premiums Received $1,783,740)	$(578,804)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Interest rate swaptions are expressed as notional amount. Options on currency are expressed as units of currency. Options on securities are expressed as shares.

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

(a)	Federal Tax Information:
At December 31, 2015, the net unrealized depreciation on investments based on a cost of $1,412,738,023 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,450,237
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(86,568,417)

	Net unrealized depreciation	$(77,118,180)

(b)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts, swap agreements or swaptions.
(c)	Variable rate security. Rate as of December 31, 2015 is disclosed.
(d)	Fair valued by the Fund’s adviser. At December 31, 2015, the value of these securities amounted to $21,106,978 or 1.5% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Illiquid security. At December 31, 2015, the value of these securities amounted to $38,184,910 or 2.8% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(f)	Non-income producing security.
(g)	Perpetual bond with no specified maturity date.
(h)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(i)	A portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts, swap agreements or swaptions.
(j)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(k)	Treasury Inflation Protected Security (TIPS).
(l)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at December 31, 2015.
(m)	Position is unsettled. Contract rate was not determined at December 31, 2015 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(n)	Counterparty is Bank of America, N.A.
(o)	Counterparty is JPMorgan Chase Bank, N.A.
(p)	Counterparty is Deutsche Bank AG.
(q)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(r)	All of this security has been pledged as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of Rule 144A holdings amounted to $454,088,921 or 33.3% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
TIIE	Tasa de Interes de Equilibrio — Equilibrium Interbank Interest Rate

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

BRL	Brazilian Real
CNH	Chinese Yuan Renminbi Offshore
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso
USD	U.S. Dollar
ZAR	South African Rand

At December 31, 2015, the Fund had the following open bilateral credit default swap agreements:

Buy Protection
Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	CDX.EM* Series 24, 5-Year	(1.00%)	12/20/2020	$1,318,000	$170,600	$146,795	$(23,805)
Barclays Bank PLC	Republic of Turkey	(1.00%)	9/20/2020	7,300,000	552,595	508,722	(43,873)
Deutsche Bank AG	CDX.EM* Series 24, 5-Year	(1.00%)	12/20/2020	27,146,000	3,500,831	3,023,443	(477,388)

Total						$3,678,960	$(545,066)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
*	CDX.EM is an index composed of emerging market credit default swaps.

At December 31, 2015, the Fund had the following open bilateral interest rate swap agreements:

Counterparty	Notional Value	Currency	Expiration Date	Fund Pays	Fund Receives	Market Value[1]
Bank of America, N.A.	36,000,000	ZAR	05/8/2025	7.950%	3-month SAFEX-JIBAR	$215,169
Barclays Bank PLC	291,000,000	ZAR	05/5/2025	7.950%	3-month SAFEX-JIBAR	1,738,028
JPMorgan Chase Bank, N.A.	57,120,000	ZAR	04/17/2025	7.720%	3-month SAFEX-JIBAR	392,629

Total						$2,345,826

1 There are no up front payments on interest rate swap agreements; therefore unrealized appreciation (depreciation) is equal to market value.

JIBAR	Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	1/11/2016	Brazilian Real	27,700,000	$6,987,274	$262,137
Sell[1]	2/02/2016	Brazilian Real	85,675,000	21,442,672	315,506
Buy[1]	2/01/2016	Chilean Peso	15,300,000,000	21,524,285	(435,126)
Buy[2]	1/29/2016	Colombian Peso	46,000,000,000	14,455,222	629,991
Sell[2]	1/22/2016	Colombian Peso	18,400,000,000	5,786,196	(312,124)
Buy[1]	1/04/2016	Euro	26,000,000	28,255,495	(170,045)
Sell[1]	1/04/2016	Euro	26,000,000	28,255,495	(713,435)
Sell[3]	1/25/2016	Euro	8,389,000	9,121,284	25,914
Sell[2]	1/29/2016	Euro	9,845,000	10,705,413	109,004
Sell[1]	2/01/2016	Euro	26,000,000	28,274,344	169,527
Buy[1]	2/01/2016	Hungarian Forint	7,777,600,000	26,785,579	(420,242)
Sell[2]	1/19/2016	Indonesian Rupiah	196,800,000,000	14,233,430	(305,617)
Buy[1]	1/29/2016	Mexican Peso	159,000,000	9,209,694	13,627
Sell[4]	1/25/2016	Mexican Peso	11,230,986	650,714	6,369
Sell[1]	1/21/2016	New Taiwan Dollar	1,192,000,000	36,291,880	(82,889)
Sell[1]	1/14/2016	South Korean Won	25,000,000,000	21,315,705	(147,203)
Sell[1]	9/19/2016	Yuan Renminbi	235,000,000	35,711,175	(83,522)

Total					$(1,138,128)

1 Counterparty is Bank of America, N.A.

2 Counterparty is Credit Suisse International

3 Counterparty is Deutsche Bank AG

4 Counterparty is Morgan Stanley & Co.

At December 31, 2015, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	3/18/2016	417	$42,440,175	$(475,182)
Eurodollar	12/19/2016	1,398	345,201,150	(336,288)
Eurodollar	12/18/2017	1,420	348,698,750	(387,728)

Total				$(1,199,198)

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Industry Summary at December 31, 2015

ABS Home Equity	11.4%
Banking	7.1
Treasuries	5.9
Technology	5.6
Non-Agency Commercial Mortgage-Backed Securities	5.1
ABS Credit Card	4.9
Automotive	3.9
ABS Other	3.5
Independent Energy	3.4
Pharmaceuticals	3.3
Midstream	3.1
Cable Satellite	2.9
Finance Companies	2.6
Airlines	2.6
Other Investments, less than 2% each	26.7
Short-Term Investments	6.0

Total Investments	98.0
Other assets less liabilities (including open written swaptions, swap agreements, forward foreign currency contracts and futures contracts)	2.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Statements of Assets and Liabilities

December 31, 2015

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
ASSETS
Investments at cost	$50,316,339	$1,412,364,928
Net unrealized appreciation (depreciation)	1,670,752	(76,745,085)

Investments at value	51,987,091	1,335,619,843
Cash	2,374,448	292,939
Due from brokers (Note 2)	—	4,970,000
Foreign currency at value (identified cost $0 and $10,005,923, respectively)	—	9,977,573
Receivable for Fund shares sold	578,258	9,284,811
Receivable for securities sold	—	5,078,591
Collateral received for open forward foreign currency contracts, options, swaptions or swap agreements (Notes 2 and 4)	—	10,266,796
Dividends and interest receivable	68,290	8,324,654
Unrealized appreciation on bilateral swap agreements (Note 2)	—	2,345,826
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	1,532,075
Tax reclaims receivable	—	11,192
Receivable for variation margin on futures contracts (Note 2)	—	274,987
Unamortized upfront premiums paid on bilateral swap agreements (Note 2)	—	4,224,026
Fees receivable on swap agreements (Note 2)	—	271,052

TOTAL ASSETS	55,008,087	1,392,474,365

LIABILITIES
Options/swaptions written, at value (premiums received $1,260,695 and $1,783,740, respectively) (Note 2)	625,660	578,804
Payable for securities purchased	—	7,778,484
Unrealized depreciation on bilateral swap agreements (Note 2)	—	545,066
Payable for Fund shares redeemed	51,717	6,917,005
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	2,670,203
Due to brokers (Note 2)	—	10,266,796
Fees payable on swap agreements (Note 2)	—	346,134
Management fees payable (Note 6)	10,093	837,945
Deferred Trustees’ fees (Note 6)	13,232	72,617
Administrative fees payable (Note 6)	1,929	52,711
Payable to distributor (Note 6d)	294	9,362
Other accounts payable and accrued expenses	79,755	167,976

TOTAL LIABILITIES	782,680	30,243,103

NET ASSETS	$54,225,407	$1,362,231,262

NET ASSETS CONSIST OF:
Paid-in capital	$53,728,774	$1,486,904,050
Undistributed (Distributions in excess of) net investment income	(7,362)	517,945
Accumulated net realized loss on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(1,801,792)	(49,003,321)
Net unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	2,305,787	(76,187,412)

NET ASSETS	$54,225,407	$1,362,231,262

See accompanying notes to financial statements.

45  |

Statements of Assets and Liabilities (continued)

December 31, 2015

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$3,854,766	$116,054,948

Shares of beneficial interest	377,249	12,279,607

Net asset value and redemption price per share	$10.22	$9.45

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.84	$9.87

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$36,797	$62,453,328

Shares of beneficial interest	3,599	6,631,073

Net asset value and offering price per share	$10.22	$9.42

Class Y shares:
Net assets	$50,333,844	$1,183,722,986

Shares of beneficial interest	4,924,072	125,402,405

Net asset value, offering and redemption price per share	$10.22	$9.44

See accompanying notes to financial statements.

|  46

Statements of Operations

For the Year Ended December 31, 2015

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
INVESTMENT INCOME
Interest	$186	$51,134,804
Dividends	913,527 (a)	2,786,837
Less net foreign taxes withheld	(294)	(7,412)

	913,419	53,914,229

Expenses
Management fees (Note 6)	232,300	10,040,921
Service and distribution fees (Note 6)	7,606	950,528
Administrative fees (Note 6)	15,344	614,244
Trustees’ fees and expenses (Note 6)	18,362	39,486
Transfer agent fees and expenses (Note 6)	21,945	991,625
Audit and tax services fees	50,087	86,834
Custodian fees and expenses	120,613	173,116
Legal fees	417	21,617
Registration fees	48,502	102,092
Shareholder reporting expenses	995	65,066
Miscellaneous expenses	10,525	60,476

Total expenses	526,696	13,146,005
Less waiver and/or expense reimbursement (Note 6)	(178,854)	—

Net expenses	347,842	13,146,005

Net investment income	565,577	40,768,224

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS/SWAPTIONS WRITTEN, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(1,953,636)	(6,674,958)
Futures contracts	—	(410,585)
Options/swaptions written	648,630	2,330,871
Swap agreements	—	(927,858)
Foreign currency transactions	(4)	15,049,641
Net change in unrealized appreciation (depreciation) on:
Investments	1,243,992	(72,780,106)
Futures contracts	—	2,165,697
Options/swaptions written	568,295	931,000
Swap agreements	—	1,589,679
Foreign currency translations	—	(5,246,777)

Net realized and unrealized gain (loss) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	507,277	(63,973,396)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,072,854	$(23,205,172)

(a)	Includes a non-recurring dividend of $144,050 recognized as part of a merger transaction involving two of the Fund’s portfolio securities. The Fund’s cost basis in the new securities received in the merger was increased by this amount. There was no impact to the Fund’s net asset value.

See accompanying notes to financial statements.

47  |

Statements of Changes in Net Assets

	Gateway Equity Call Premium Fund		Loomis Sayles Strategic Alpha Fund
	Year Ended December 31, 2015	Period Ended December 31, 2014(a)	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$565,577	$30,945	$40,768,224	$38,148,683
Net realized gain (loss) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(1,305,010)	(507,890)	9,367,111	(1,418,567)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	1,812,287	493,500	(73,340,507)	(7,982,537)

Net increase (decrease) in net assets resulting from operations	1,072,854	16,555	(23,205,172)	28,747,579

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(39,013)	(379)	(4,059,682)	(4,068,797)
Class C	(187)	(2)	(1,842,482)	(1,878,950)
Class Y	(520,001)	(54,347)	(47,419,979)	(37,780,827)

Total distributions	(559,201)	(54,728)	(53,322,143)	(43,728,574)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	32,799,930	20,949,997	74,883,671	139,284,341

Net increase (decrease) in net assets	33,313,583	20,911,824	(1,643,644)	124,303,346
NET ASSETS
Beginning of the year	20,911,824	—	1,363,874,906	1,239,571,560

End of the year	$54,225,407	$20,911,824	$1,362,231,262	$1,363,874,906

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(7,362)	$(2,278)	$517,945	$6,428,340

(a)	From commencement of operations on September 30, 2014 through December 31, 2014.

See accompanying notes to financial statements.

|  48

Financial Highlights

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class A
	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$9.96		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	(b)	0.02
Net realized and unrealized gain (loss)	0.24		(0.02)

Total from Investment Operations	0.39		0.00	(c)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.04)
Net realized capital gains	—		—

Total Distributions	(0.13)		(0.04)

Net asset value, end of the period	$10.22		$9.96

Total return(d)(e)	3.90%		0.00	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,855		$96
Net expenses(g)	1.20%		1.20	%(h)
Gross expenses	1.70%		3.69	%(h)
Net investment income	1.47	%(b)	0.84	%(h)
Portfolio turnover rate	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.10 and the ratio of net investment income to average net assets would have been 0.98%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

49  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class C
	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	(b)	0.00	(c)
Net realized and unrealized gain (loss)	0.22		(0.01)

Total from Investment Operations	0.31		(0.01)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		(0.02)
Net realized capital gains	—		—

Total Distributions	(0.06)		(0.02)

Net asset value, end of the period	$10.22		$9.97

Total return(d)(e)	3.07%		(0.12	)%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$37		$1
Net expenses(g)	1.95%		1.95	%(h)
Gross expenses	2.40%		4.37	%(h)
Net investment income	0.85	%(b)	0.01	%(h)
Portfolio turnover rate	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 0.72%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class Y
	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	(b)	0.02
Net realized and unrealized gain (loss)	0.24		(0.01)

Total from Investment Operations	0.40		0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.04)
Net realized capital gains	—		—

Total Distributions	(0.15)		(0.04)

Net asset value, end of the period	$10.22		$9.97

Total return(c)	4.03%		0.13	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$50,334		$20,815
Net expenses(e)	0.95%		0.95	%(f)
Gross expenses	1.45%		3.54	%(f)
Net investment income	1.59	%(b)	0.99	%(f)
Portfolio turnover rate	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.12 and the ratio of net investment income to average net assets would have been 1.20%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class A
	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$9.96	$10.06		$10.20	$9.34	$10.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.29	(b)	0.37	0.37	0.34
Net realized and unrealized gain (loss)	(0.42)	(0.07)		(0.28)	0.77	(0.75)

Total from Investment Operations	(0.16)	0.22		0.09	1.14	(0.41)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)	(0.32)		(0.23)	(0.28)	(0.31)
Net realized capital gains	—	—		—	—	(0.00	)(c)

Total Distributions	(0.35)	(0.32)		(0.23)	(0.28)	(0.31)

Net asset value, end of the period	$9.45	$9.96		$10.06	$10.20	$9.34

Total return(d)	(1.68)%	2.24	%(b)	0.96%	12.24%	(3.90)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$116,055	$104,056		$177,339	$80,704	$130,662
Net expenses	1.10%	1.10%		1.11%	1.12%	1.15	%(e)
Gross expenses	1.10%	1.10%		1.11%	1.12%	1.15	%(e)
Net investment income	2.66%	2.90	%(b)	3.68%	3.77%	3.50%
Portfolio turnover rate	72%	87%		115%	116%	141%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.28, total return would have been 2.14% and the ratio of net investment income to average net assets would have been 2.81%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class C
	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$9.93	$10.03		$10.16	$9.31	$10.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.21	(b)	0.30	0.30	0.28
Net realized and unrealized gain (loss)	(0.43)	(0.06)		(0.28)	0.76	(0.77)

Total from Investment Operations	(0.24)	0.15		0.02	1.06	(0.49)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.25)		(0.15)	(0.21)	(0.25)
Net realized capital gains	—	—		—	—	(0.00	)(c)

Total Distributions	(0.27)	(0.25)		(0.15)	(0.21)	(0.25)

Net asset value, end of the period	$9.42	$9.93		$10.03	$10.16	$9.31

Total return(d)	(2.44)%	1.47	%(b)	0.22%	11.44%	(4.69)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$62,453	$71,215		$91,694	$67,748	$77,398
Net expenses	1.85%	1.85%		1.86%	1.87%	1.89	%(e)
Gross expenses	1.85%	1.85%		1.86%	1.87%	1.89	%(e)
Net investment income	1.91%	2.13	%(b)	2.96%	3.05%	2.82%
Portfolio turnover rate	72%	87%		115%	116%	141%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.21, total return would have been 1.37% and the ratio of net investment income to average net assets would have been 2.05%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class Y
	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$9.95	$10.05		$10.19	$9.33	$10.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	0.31	(b)	0.40	0.41	0.37
Net realized and unrealized gain (loss)	(0.43)	(0.06)		(0.29)	0.76	(0.75)

Total from Investment Operations	(0.14)	0.25		0.11	1.17	(0.38)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.35)		(0.25)	(0.31)	(0.34)
Net realized capital gains	—	—		—	—	(0.00	)(c)

Total Distributions	(0.37)	(0.35)		(0.25)	(0.31)	(0.34)

Net asset value, end of the period	$9.44	$9.95		$10.05	$10.19	$9.33

Total return	(1.43)%	2.52	%(b)	1.19%	12.57%	(3.78)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,183,723	$1,188,605		$970,539	$497,648	$273,335
Net expenses	0.85%	0.85%		0.86%	0.87%	0.90	%(d)
Gross expenses	0.85%	0.85%		0.86%	0.87%	0.90	%(d)
Net investment income	2.91%	3.10	%(b)	3.92%	4.09%	3.81%
Portfolio turnover rate	72%	87%		115%	116%	141%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.31, total return would have been 2.42% and the ratio of net investment income to average net assets would have been 3.03%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  54

Notes to Financial Statements

December 31, 2015

1.  Organization.  Gateway Trust and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway Equity Call Premium Fund

Natixis Funds Trust II:

Loomis Sayles Strategic Alpha Fund (the “Strategic Alpha Fund”)

The Gateway Equity Call Premium Fund is a diversified investment company. The Strategic Alpha Fund is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Gateway Equity Call Premium Fund and 4.25% (4.50% prior to November 2, 2015) for Strategic Alpha Fund. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in

55  |

Notes to Financial Statements (continued)

December 31, 2015

accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing

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Notes to Financial Statements (continued)

December 31, 2015

service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source. Domestic exchange-traded single name equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”). Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. Option contracts for which the average of the closing bid and ask quotations are not considered to reflect option contract values as of the close of the New York Stock Exchange (“NYSE”) are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Fund will fair value S&P 500® index options using the closing rotation values published by the CBOE. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of December 31, 2015, written options held by Gateway Equity Call Premium Fund were fair valued at $(625,660), representing (1.2%) of net assets, using the closing rotation values published by the CBOE.

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Notes to Financial Statements (continued)

December 31, 2015

As of December 31, 2015, securities held by Strategic Alpha Fund included in net assets (reflected at absolute value) were fair valued as follows:

Illiquid securities[1]	Percentage of Net Assets	Other fair valued securities[2]	Percentage of Net Assets
$38,184,910	2.8%	$21,106,978	1.5%

[1]	Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.
[2]	Fair valued by the Fund’s adviser.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and

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Notes to Financial Statements (continued)

December 31, 2015

unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of Strategic Alpha Fund’s net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was

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Notes to Financial Statements (continued)

December 31, 2015

closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

g.  Swaptions.  The Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or

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Notes to Financial Statements (continued)

December 31, 2015

to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

h.  Swap Agreements.  The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the

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Notes to Financial Statements (continued)

December 31, 2015

reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to

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Notes to Financial Statements (continued)

December 31, 2015

deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

i.  Due to/from Brokers.  Transactions and positions in certain options, swaptions, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for forward foreign currency contracts, options, swaptions and bilateral swap agreements and as initial margin for futures contracts. The due to brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash and securities received as collateral for forward foreign currency contracts, options, interest rate swaptions and bilateral swap agreements. In certain circumstances the Funds’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2015 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets

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Notes to Financial Statements (continued)

December 31, 2015

and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, return of capital and capital gain distributions received, interest rate swaps, treasury inflation-protected bonds, foreign currency gains and losses, deferred Trustees’ fees, convertible bonds, contingent payment debt instruments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, contingent payment debt instruments, defaulted and/or non-income producing securities, swap payable/receivable, wash sales, return of capital distributions received, convertible bonds, treasury inflation-protected securities and forward foreign currency, options and futures contracts mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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Notes to Financial Statements (continued)

December 31, 2015

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2015 and 2014 were as follows:

	2015 Distributions Paid From:			2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Gateway Equity Call Premium Fund	$559,201	$—	$559,201	$54,728	$—	$54,728
Strategic Alpha Fund	53,322,143	—	53,322,143	43,728,574	—	43,728,574

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Gateway Equity Call Premium Fund	Strategic Alpha Fund
Undistributed ordinary income	$5,870	$717,308

Total undistributed earnings	5,870	717,308

Capital loss carryforward:
Short-term:
No expiration date	(1,147,572)	(44,704,672)
Long-term:
No expiration date	—	(5,507,048)

Total capital loss carryforward	(1,147,572)	(50,211,720)

Unrealized appreciation (depreciation)
Investments	1,651,567	(60,137,254)
Foreign currency translations	—	(14,458,596)

Total unrealized appreciation (depreciation)	1,651,567	(74,595,850)

Total accumulated earnings (losses)	$509,865	$(124,090,262)

Capital loss carryforward utilized in the current year	$—	$4,089,798

l.  Loan Participations.  Strategic Alpha Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders.

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Notes to Financial Statements (continued)

December 31, 2015

The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

m.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2015, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

n.  Securities Lending.  The Strategic Alpha Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of

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Notes to Financial Statements (continued)

December 31, 2015

the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended December 31, 2015, the Fund did not loan securities under this agreement.

o.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is

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December 31, 2015

considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2015, at value:

Gateway Equity Call Premium Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$51,987,091	$—	$—	$51,987,091

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(625,660)	$—	$(625,660)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$152,755,362	$1,961,377	(b)	$154,716,739
ABS Other	—	31,859,915	13,438,737	(c)	45,298,652
Non-Agency Commercial Mortgage-Backed Securities	—	53,463,218	16,593,700	(d)	70,056,918
All Other Non-Convertible Bonds(a)	—	798,239,285	—		798,239,285

Total Non-Convertible Bonds	—	1,036,317,780	31,993,814		1,068,311,594

Convertible Bonds(a)	—	27,734,994	—		27,734,994

Total Bonds and Notes	—	1,064,052,774	31,993,814		1,096,046,588

Senior Loans(a)	—	117,568,423	—		117,568,423
Loan Participations(a)	—	—	2,445,609	(d)	2,445,609

|  68

Notes to Financial Statements (continued)

December 31, 2015

Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Preferred Stocks
Non-Convertible Preferred Stock(a)	—	4,282,400	—		4,282,400
Convertible Preferred Stocks(a)	1,958,302	—	—		1,958,302

Total Preferred Stocks	1,958,302	4,282,400	—		6,240,702

Common Stocks
Energy Equipment & Services	1,198,412	—	—		1,198,412
Oil, Gas & Consumable Fuels	—	—	—	(e)	—

Total Common Stocks	1,198,412	—	—		1,198,412

Exchange-Traded Funds	17,833,402	—	—		17,833,402
Other Investments(a)	—	—	8,820,000	(f)	8,820,000
Purchased Options
Options on Securities	540,132	—	—		540,132
Over-the-Counter Options on Currency	—	769	—		769

Total Purchased Options	540,132	769	—		540,901

Purchased Swaptions(a)	—	2,856,033	—		2,856,033
Short-Term Investments	—	82,069,773	—		82,069,773
Bilateral Interest Rate Swap Agreements (unrealized appreciation)	—	2,345,826	—		2,345,826
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,532,075	—		1,532,075

Total	$21,530,248	$1,274,708,073	$43,259,423		$1,339,497,744

69  |

Notes to Financial Statements (continued)

December 31, 2015

Strategic Alpha Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Swaptions(a)	$—	$(578,804)	$—	$(578,804)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(545,066)	—	(545,066)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(2,670,203)	—	(2,670,203)
Futures Contracts (unrealized depreciation)	(1,199,198)	—	—	(1,199,198)

Total	$(1,199,198)	$(3,794,073)	$—	$(4,993,271)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair Valued by the Fund’s adviser.
(c)	Valued using broker-dealer bid prices ($3,113,136), fair valued by the Fund’s adviser ($5,700,000), or fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund ($4,625,601).
(d)	Valued using broker-dealer bid prices.
(e)	Fair valued at zero using level 3 inputs.
(f)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2014 and/or December 31, 2015:

Strategic Alpha Fund

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$811,274	$—	$33,675	$(17,393)	$—
ABS Other	20,098,815	—	—	(870,165)	8,819,336
Independent Energy	—	266,527	—	(345,862)	—
Non-Agency Commercial Mortgage-Backed Securities	4,387,394	—	(11,816)	(125,671)	13,327,048
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	—	—
Loan Participations	2,657,911	—	(1,308)	(36,619)	—
Other Investments
Aircraft ABS	—	—	—	(180,000)	9,000,000

Total	$27,955,394	$266,527	$20,551	$(1,575,710)	$31,146,384

|  70

Notes to Financial Statements (continued)

December 31, 2015

Strategic Alpha Fund (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(619,380)	$1,753,201	$—	$1,961,377	$(18,195)
ABS Other	(801,287)	—	(13,807,962)	13,438,737	(1,253,713)
Independent Energy	—	79,335	—	—	—
Non-Agency Commercial Mortgage-Backed Securities	(983,255)	—	—	16,593,700	(137,205)
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	—	—
Loan Participations	(174,375)	—	—	2,445,609	(37,055)
Other Investments
Aircraft ABS	—	—	—	8,820,000	(180,000)

Total	$(2,578,297)	$1,832,536	$(13,807,962)	$43,259,423	$(1,626,168)

Debt securities valued at $1,832,536 were transferred from Level 2 to Level 3 during the period ended December 31, 2015. At December 31, 2014, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2015, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service was unable to price the securities.

Debt securities valued at $13,807,962 were transferred from Level 3 to Level 2 during the period ended December 31, 2015. At December 31, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At December 31, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts, option contracts, swaptions and swap agreements.

71  |

Notes to Financial Statements (continued)

December 31, 2015

Gateway Equity Call Premium Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also writing index call options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The combination of the diversified stock portfolio and the steady cash flow from writing of index call options is intended to moderate the volatility of returns relative to an all-equity portfolio. During the year ended December 31, 2015, written index call options were used in accordance with this objective.

Strategic Alpha Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures and option contracts, interest rate swaptions and swap agreements. During the year ended December 31, 2015, the Fund used forward foreign currency, futures, and option contracts, swaptions, interest rate swap agreements and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

Strategic Alpha Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts, interest rate swap agreements and interest rate swaptions to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended December 31, 2015, the Fund engaged in futures contracts and interest rate swap agreements to manage duration and for hedging purposes.

Strategic Alpha Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2015, the Fund engaged in forward foreign currency and option contracts for hedging purposes.

Strategic Alpha Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. During the year ended December 31, 2015, the Fund engaged in credit default swap transactions (as a protection buyer) to hedge its credit exposure.

|  72

Notes to Financial Statements (continued)

December 31, 2015

Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the year ended December 31, 2015, the Fund engaged in futures and option contracts for hedging purposes.

The following is a summary of derivative instruments for Gateway Equity Call Premium Fund as of December 31, 2015, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange-traded/cleared liability derivatives
Equity contracts	$(625,660)

Transactions in derivative instruments for Gateway Equity Call Premium Fund during the year ended December 31, 2015, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$648,630

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$568,295

The following is a summary of derivative instruments for Strategic Alpha Fund as of December 31, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Swap agreements at value[2]	Total
Over-the-counter asset derivatives
Interest rate contracts	$2,856,033	$—	$2,345,826	$5,201,859
Foreign exchange contracts	769	1,532,075	—	1,532,844
Credit contracts	—	—	3,678,960	3,678,960

Total over-the-counter asset derivatives	$2,856,802	$1,532,075	$6,024,786	$10,413,663

Exchange-traded/ cleared asset derivatives
Equity contracts	$540,132	$—	$—	$540,132
Total exchange-traded/cleared asset derivatives	$540,132	$—	$—	$540,132

Total asset derivatives	$3,396,934	$1,532,075	$6,024,786	$10,953,795

73  |

Notes to Financial Statements (continued)

December 31, 2015

Liabilities	Swaptions written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[3]	Total
Over-the-counter liability derivatives
Interest rate contracts	$(578,804)	$—	$—	$(578,804)
Foreign exchange contracts	—	(2,670,203)	—	(2,670,203)

Total over-the-counter liability derivatives	$(578,804)	$(2,670,203)	$—	$(3,249,007)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$(724,016)	$(724,016)
Equity contracts	—	—	(475,182)	(475,182)

Total exchange-traded/cleared liability derivatives	$—	$—	$(1,199,198)	$(1,199,198)

Total liability derivatives	$(578,804)	$(2,670,203)	$(1,199,198)	$(4,448,205)

[1]	Represents purchased options/swaptions, at value.
[2]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) are reported within the Statements of Assets and Liabilities.

[3]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Strategic Alpha Fund during the year ended December 31, 2015, as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[4]	Futures contracts	Options/ swaptions written	Swap agreements	Foreign currency transactions[5]
Interest rate contracts	$(78,186)	$(1,166,448)	$88,030	$1,101,118	$—
Foreign exchange contracts	3,845,387	—	271,852	—	15,750,462
Credit contracts	—	—	—	(2,028,976)	—
Equity contracts	(5,889,287)	755,863	1,970,989	—	—

Total	$(2,122,086)	$(410,585)	$2,330,871	$(927,858)	$15,750,462

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[4]	Futures contracts	Options/ swaptions written	Swap agreements	Foreign currency translations[5]
Interest rate contracts	$(1,331,646)	$(724,016)	$1,204,936	$2,345,826	$—
Foreign exchange contracts	(1,797,691)	—	(263,760)	—	(5,301,947)
Credit contracts	—	—	—	(756,147)	—
Equity contracts	831,157	2,889,713	(10,176)	—	—

Total	$(2,298,180)	$2,165,697	$931,000	$1,589,679	$(5,301,947)

[4]	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options/swaptions during the period.

|  74

Notes to Financial Statements (continued)

December 31, 2015

[5]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity, as a percentage of investments in common stocks, for Gateway Equity Call Premium Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2015:

Gateway Equity Call Premium Fund	Call Options Written*
Average Notional Amount Outstanding	98.98%
Highest Notional Amount Outstanding	99.25%
Lowest Notional Amount Outstanding	98.62%
Notional Amount Outstanding as of December 31, 2015	99.08%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Strategic Alpha Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2015:

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	25.80%	48.87%	4.30%	1.91%
Highest Notional Amount Outstanding	45.78%	62.45%	7.12%	4.98%
Lowest Notional Amount Outstanding	15.17%	47.55%	2.00%	0.00%
Notional Amount Outstanding as of December 31, 2015	23.42%	54.05%	2.63%	1.82%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

75  |

Notes to Financial Statements (continued)

December 31, 2015

The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2015:

Strategic Alpha Fund	Call Options Purchased*	Put Options Purchased*	Call Options Written*	Put Options Written*
Average Market Value of Underlying Instruments	6.66%	6.77%	0.25%	4.69%
Highest Market Value of Underlying Instruments	8.15%	10.53%	1.28%	10.67%
Lowest Market Value of Underlying Instruments	3.91%	0.00%	0.00%	0.00%
Market Value of Underlying Instruments as of December 31, 2015	8.15%	0.00%	0.00%	0.00%

*	Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate, for foreign indices by multiplying the number of contracts by the contract multiplier by the price of the underlying index and dividing by the foreign currency exchange rate and for futures by multiplying the number of contracts by the contract multiplier by the price of the underlying futures contract.

The volume of interest rate swaption activity, as a percentage of net assets for Strategic Alpha Fund, based on average premiums paid or received during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2015:

Strategic Alpha Fund	Interest Rate Put Swaptions Purchased	Interest Rate Call Swaptions Purchased	Interest Rate Put Swaptions Written	Interest Rate Call Swaptions Written
Average Premium Paid/Received	0.05%	0.15%	0.00%	0.04%
Highest Premium Paid/Received	0.09%	0.29%	0.01%	0.13%
Lowest Premium Paid/Received	0.03%	0.00%	0.00%	0.00%
Premium Paid/Received as of December 31, 2015	0.07%	0.29%	0.00%	0.13%

|  76

Notes to Financial Statements (continued)

December 31, 2015

The following is a summary of Gateway Equity Call Premium Fund’s written option activity:

Gateway Equity Call Premium Fund	Number of Contracts	Premiums
Outstanding at December 31, 2014	96	$424,650
Options written	2,151	7,675,441
Options terminated in closing purchase transactions	(1,960)	(6,786,798)
Options expired	(35)	(52,598)

Outstanding at December 31, 2015	252	$1,260,695

The following is a summary of Strategic Alpha Fund’s written option activity (excluding foreign currency options and interest rate swaptions):

Strategic Alpha Fund	Number of Contracts	Premiums
Outstanding at December 31, 2014	12,259	$177,011
Options written	27,899	2,070,231
Options terminated in closing purchase transactions	(20,138)	(426,477)
Options expired	(19,661)	(1,795,021)
Options assigned	(359)	(25,744)

Outstanding at December 31, 2015	—	$—

The following is a summary of Strategic Alpha Fund’s foreign currency written option activity:

Strategic Alpha Fund	Units of Currency	Premiums
Outstanding at December 31, 2014	70,000,000	$266,000
Options written	61,600,000	980,364
Options terminated in closing purchase transactions	(131,600,000)	(1,246,364)

Outstanding at December 31, 2015	—	$—

The following is a summary of Strategic Alpha Fund’s written interest rate swaption activity:

Strategic Alpha Fund	Notional Amount	Premiums
Outstanding at December 31, 2014	$—	$—
Swaptions written	130,200,000	1,783,740
Swaptions terminated in closing purchase transactions	—	—

Outstanding at December 31, 2015	$130,200,000	$1,783,740

77  |

Notes to Financial Statements (continued)

December 31, 2015

OTC derivatives, including forward foreign currency contracts, options, interest rate swaptions and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2015, gross amounts of OTC derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Strategic Alpha Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$3,367,302	$(2,631,266)	$736,036	$(736,036)	$—
Barclays Bank PLC	2,393,545	—	2,393,545	(2,053,073)	340,472
Credit Suisse International	738,995	(617,741)	121,254	—	121,254
Deutsche Bank AG	3,413,250	—	3,413,250	(3,413,250)	—
JPMorgan Chase Bank, N.A.	494,202	—	494,202	(450,000)	44,202
Morgan Stanley & Co.	6,369	—	6,369	(6,369)	—

	$10,413,663	$(3,249,007)	$7,164,656	$(6,658,728)	$505,928

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(2,631,266)	$2,631,266	$—	$—	$—
Credit Suisse International	(617,741)	617,741	—	—	—

	$(3,249,007)	$3,249,007	$—	$—	$—

|  78

Notes to Financial Statements (continued)

December 31, 2015

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2015:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Strategic Alpha Fund	$25,060,430	$14,492,695

79  |

Notes to Financial Statements (continued)

December 31, 2015

These amounts include cash and U.S. government and agency securities received as collateral of $10,266,796. U.S. government and agency securities received as collateral are valued in accordance with the Fund’s valuation policies and are recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended December 31, 2015, purchases and sales of securities (excluding short-term investments and option/swaption contracts and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Gateway Equity Call Premium Fund	$—	$—	$46,157,150	$13,499,154
Strategic Alpha Fund	80,399,614	—	917,546,503	897,022,914

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to Gateway Equity Call Premium Fund. Gateway Advisers is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.65%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is the investment adviser to Strategic Alpha Fund. Loomis Sayles’ general partner is indirectly owned by Natixis US. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.70% of the Fund’s average daily net assets, calculated daily and payable monthly.

Gateway Advisers and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2016, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

|  80

Notes to Financial Statements (continued)

December 31, 2015

For the year ended December 31, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Gateway Equity Call Premium Fund	1.20%	1.95%	0.95%
Strategic Alpha Fund	1.30%	2.05%	1.05%

Gateway Advisers and Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2015, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Gateway Equity Call Premium Fund	$232,300	$178,854	$53,446	0.65%	0.15%
Strategic Alpha Fund	10,040,921	—	10,040,921	0.70%	0.70%

[1]	Management fee waivers are subject to possible recovery until December 31, 2016.

No expenses were recovered for either Fund during the year ended December 31, 2015 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

81  |

Notes to Financial Statements (continued)

December 31, 2015

Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2015, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Gateway Equity Call Premium Fund	$7,319	$72	$215
Strategic Alpha Fund	285,243	166,321	498,964

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2015, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Gateway Equity Call Premium Fund	$15,344
Strategic Alpha Fund	614,244

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the

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Notes to Financial Statements (continued)

December 31, 2015

intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended December 31, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway Equity Call Premium Fund	$15,238
Strategic Alpha Fund	951,882

As of December 31, 2015, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway Equity Call Premium Fund	$294
Strategic Alpha Fund	9,362

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2015 were as follows:

Fund	Commissions
Strategic Alpha Fund	$26,117

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson)

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Notes to Financial Statements (continued)

December 31, 2015

receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2016, the Chairperson of the Board will receive a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $155,000. The chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $10,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of December 31, 2015, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Strategic Alpha Fund representing 0.05% of the Fund’s net assets.

h.  Payment by Affiliates.  For the year ended December 31, 2015, Loomis Sayles reimbursed Strategic Alpha Fund $128,535 for losses incurred in connection with a trading error.

7.  Line of Credit.  Effective April 16, 2015, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000

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Notes to Financial Statements (continued)

December 31, 2015

committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2015, none of the Funds had borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

8.  Concentration of Risk.  The Funds’ investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Strategic Alpha Fund is non-diversified, which means it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2015, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Gateway Equity Call Premium Fund	2	79.68%	—	79.68%
Strategic Alpha Fund	3	37.94%	0.05%	37.99%

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Notes to Financial Statements (continued)

December 31, 2015

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Period Ended December 31, 2014(a)
Gateway Equity Call Premium Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	449,589	$4,570,382	9,653	$95,980
Issued in connection with the reinvestment of distributions	3,514	35,722	38	379
Redeemed	(85,447)	(858,858)	(98)	(980)

Net change	367,656	$3,747,246	9,593	$95,379

Class C
Issued from the sale of shares	3,581	$36,310	101	$1,011
Issued in connection with the reinvestment of distributions	18	187	– (b)	2
Redeemed	(100)	(1,028)	(1)	(10)

Net change	3,499	$35,469	100	$1,003

Class Y
Issued from the sale of shares	4,210,869	$43,166,037	2,437,927	$24,313,859
Issued in connection with the reinvestment of distributions	27,812	281,744	4,090	40,780
Redeemed	(1,402,243)	(14,430,566)	(354,383)	(3,501,024)

Net change	2,836,438	$29,017,215	2,087,634	$20,853,615

Increase (decrease) from capital share transactions	3,207,593	$32,799,930	2,097,327	$20,949,997

(a)	From commencement of operations on September 30, 2014 through December 31, 2014.
(b)	Amount rounds to less than one share.

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Notes to Financial Statements (continued)

December 31, 2015

10.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	6,366,120	$62,543,457	3,289,877	$33,285,385
Issued in connection with the reinvestment of distributions	318,954	3,111,420	314,559	3,151,241
Redeemed	(4,852,855)	(47,380,866)	(10,780,235)	(109,403,574)

Net change	1,832,219	$18,274,011	(7,175,799)	$(72,966,948)

Class C
Issued from the sale of shares	1,290,714	$12,573,109	652,702	$6,559,344
Issued in connection with the reinvestment of distributions	122,269	1,191,265	120,066	1,196,499
Redeemed	(1,956,904)	(19,229,282)	(2,740,650)	(27,590,387)

Net change	(543,921)	$(5,464,908)	(1,967,882)	$(19,834,544)

Class Y
Issued from the sale of shares	44,468,853	$439,028,093	53,741,784	$543,162,597
Issued in connection with the reinvestment of distributions	3,252,297	31,686,738	2,470,530	24,696,717
Redeemed	(41,791,361)	(408,640,263)	(33,268,929)	(335,773,481)

Net change	5,929,789	$62,074,568	22,943,385	$232,085,833

Increase (decrease) from capital share transactions	7,218,087	$74,883,671	13,799,704	$139,284,341

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gateway Trust and Natixis Funds Trust II and Shareholders of Gateway Equity Call Premium Fund and Loomis Sayles Strategic Alpha Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gateway Equity Call Premium Fund, a series of Gateway Trust, and Loomis Sayles Strategic Alpha Fund, a series of Natixis Funds Trust II (collectively, the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2016

|  88

2015 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2015, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Gateway Equity Call Premium	100.00%
Strategic Alpha	4.62%

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2015 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
Gateway Equity Call Premium	100.00%
Strategic Alpha	4.83%

89  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II and Gateway Trust (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

91  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1993 for Natixis Funds Trust II and since 2007 for Gateway Trust

Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust II and since 2007 for Gateway Trust Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

93  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000 for Natixis Funds Trust II and since 2007 for Gateway Trust	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

95  |

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Edmond J. English, Mr. Richard A. Goglia, and Mr. Erik R. Sirri are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/14- 12/31/14	1/1/15- 12/31/15	1/1/14- 12/31/14	1/1/15- 12/31/15	1/1/14- 12/31/14	1/1/15- 12/31/15	1/1/14- 12/31/14	1/1/15- 12/31/15
Natixis Funds Trust II	$418,524	$471,113	$787	$1,144	$106,248	$118,264	$—	$—

1. Audit-related fees consist of:

2014 & 2015 – performance of agreed-upon procedures related to the Registrant’s deferred compensation.

2. Tax fees consist of:

2014 & 2015 – review of the Registrant’s tax returns and preparation of application for change in accounting method (2015 only).

Aggregate fees billed to the Registrant for non-audit services during 2014 and 2015 were $107,035 and $119,408, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to AlphaSimplex Group, LLC (“ASG”), Loomis, Sayles & Company, L.P. (“Loomis”), NGAM Advisors, L.P. (“NGAM”), Natixis Asset Management U.S., LLC (“NAM US”) and entities controlling, controlled by or under common control with ASG, Loomis, NGAM and NAM US. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/14- 12/31/14	1/1/15- 12/31/15	1/1/14- 12/31/14	1/1/15- 12/31/15	1/1/14- 12/31/14	1/1/15- 12/31/15
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to ASG, Loomis, NGAM, Natixis AM US, and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/14- 12/31/14	1/1/15- 12/31/15
Control Affiliates	$416,950	$355,914

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1)and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2016

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 23, 2016